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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-4770

Strong Municipal Funds, Inc., on behalf of the Strong Intermediate Municipal Bond

Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund,

Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong

Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Municipal Income

Funds

Strong Intermediate Municipal Bond Fund

Strong Municipal Bond Fund

Strong Short-Term High Yield Municipal Fund

Strong Minnesota Tax-Free Fund

Strong Short-Term Municipal Bond Fund

Strong Wisconsin Tax-Free Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Municipal Income

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer
November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Intermediate Municipal Bond Fund

During the past 12 months, the Strong Intermediate Municipal Bond Fund outperformed its broad-based index, the Lehman Brothers Municipal 7 Year Bond Index. For the 12 months ending October 31, 2004, the Fund gained 6.44%, while the Lehman Brothers Index rose 4.64%.

Uncertainty fueled volatility

Interest rates were fairly volatile during the year in response to shifting, and often contradictory, signals about economic growth, inflation, fiscal policy, and geopolitical events. Strong economic growth early in the period gave way to more moderate growth by the end of the period. Commodity prices — historically an indicator of inflation — moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. political campaign, coupled with setbacks in Iraq, caused further uncertainty.

Rate volatility prompted duration moves

Throughout the period, we made a number of strategic changes to the Fund’s interest rate sensitivity, as measured by its duration. Early on, we increased the Fund’s duration to be slightly more than the Fund’s benchmark based on our view that the market was oversold and could produce a near-term economic rally. That strategy was rewarded when rates moved lower and bond prices rose in response to anemic employment growth. In early spring, we altered our strategy by reducing the Fund’s duration in anticipation of a market sell-off, because we felt it was only a matter of time before the Fed started to raise rates. The Fund’s lessened interest-rate sensitivity (lower duration) worked in its favor as two stronger-than-expected job reports in the spring pushed rates higher. In the second half of the period, we added back some interest-rate sensitivity, although the Fund’s duration remained slightly below our target, limiting the Fund’s ability to benefit more fully from the market rally that ensued.

Morningstar® Style Box™*

Rising credit-quality profile

Entering the period, we had a bet toward revenue and other lower-quality holdings for the Fund based on our view that they would benefit from robust economic growth. We also had increased the Fund’s exposure to California and New York City general obligation bonds, expecting that these bonds would benefit if tax receipts increased with increased economic activity. We were right on those counts, and our focus on these bonds revenue boosted the Fund’s first-half returns.

Toward the end of the period, we reduced the Fund’s exposure to lower-quality bonds as yield spreads tightened — meaning that there was less of a difference in yields offered by lower- and higher-quality bonds. The incremental yield that investors are paid to own lower-quality bonds declined dramatically and by period end was back to levels seen in the late 90s. That’s why we sold several bonds rated A and below and purchased more AA-rated bonds. More specifically, we decreased the Fund’s exposure to revenue bonds (primarily corporate-backed IDR/PCR’s) and health care bonds, and purchased more education, insured, general obligation, and government-backed bonds.

Additional purchases for the Fund included two specific security types that we believed would perform well. We added to the Fund’s holdings in municipal-backed bonds that are designed to provide a hedge against inflation and are similar to Treasury Inflation Protection Securities (TIPS).We also purchased zero coupon bonds for the Fund. This may sound a little counter-intuitive since “zeros” generally have more interest-rate exposure. However, the additional income these securities offered when we bought them was at or close to historically high levels.

The outlook ahead

Our forecast calls for continued bond market volatility until we see a better indication of where the U.S. economy is headed. As a result, we plan to keep the Fund’s duration close to its benchmark. In terms of credit quality, we expect to take a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. That said, we believe that certain parts of the lower-quality marketplace still offer value, including selected securities in the Indian gaming, health care, and tobacco sectors. In the higher-quality sector, we are likely to continue to favor zero coupon bonds and intermediate-term bonds, which can do well on a total return basis as they move closer to their stated maturity.

Thank you for your investment in the Strong Intermediate Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	38.7%
AA	25.8%
A	19.4%
BBB	16.0%
B	0.1%

Total	100.0%

Effective duration[1]	5.1 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Intermediate Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 7-31-01 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 7-Year Bond Index and the Lipper Intermediate Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers Municipal 7-Year Bond Index is the 7-year (6-8) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. Lipper Intermediate Municipal Debt Funds Index is the average of the 30 largest funds in this Lipper category. These funds invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Largest State Concentration3

Percent of Net Assets, as of 10-31-04

New York	12.85%
Illinois	12.80%
California	8.82%
Florida	8.06%
Texas	7.81%
Pennsylvania	5.86%
Colorado	5.74%
Washington	5.62%
Kansas	4.31%
Missouri	3.41%

Top States	75.28%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.35%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	6.44%
3-year	6.79%
Since Fund Inception (7-31-01)	7.41%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.71%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of net assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Municipal Bond Fund

During the past 12 months, the Strong Municipal Bond Fund significantly outperformed its broad-based benchmark, the Lehman Brothers Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 11.52%, while the Lehman Brothers Index rose 6.03%.

Shifting sentiment prompted volatility

Recurring shifts in sentiment regarding future economic growth, inflation, fiscal policy, and geopolitical events prompted a fair amount of interest rate volatility during the fiscal year. Strong economic growth early in the period gave way to more moderate growth by the end of it. Commodity prices, historically an indicator of inflation, moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. election campaign, coupled with setbacks in Iraq, caused further uncertainty. Lower-quality bonds performed particularly well during the year thanks to improving economic conditions — which helped boost the creditworthiness of state and local governments and corporations — and strong cash flows into high-yield investments.

Managing in a volatile rate environment

One element of our strategy is to keep the Fund’s duration — a measurement of an investment’s sensitivity to interest rate changes — close to its benchmark, but to alter its duration within a narrow range when we believe we have a clear view about the market’s overall direction. During the past year, we reduced the Fund’s interest rate exposure in late 2003 and early 2004 as rates moved lower and it appeared to us that the market was due for a sell-off. Initially, that strategy hurt the Fund’s performance. However, when rates quickly moved higher and the market declined in April and May, having a reduced exposure to interest rates aided the Fund’s performance. Unfortunately, the Fund’s duration slightly detracted somewhat from the Fund’s relative performance in the latter part of the period. At that time, the market rallied on such factors as weaker-than- expected economic data, high oil prices, and uncertainty over the outcome of the presidential election.

Morningstar® Style Box™*

Improving credit quality

Another of our key strategies was to maintain a diversified Fund portfolio so that performance wasn’t unduly dependent on the fortunes of one security or sector. During the past year, we continued to pursue a strategy we began some time ago to make partial or full sales of lower-quality holdings that we felt made up too large a portion of the portfolio. The Fund benefited from those moves because we were able to sell into a strong market for lower-quality bonds. Furthermore, we reduced the Fund’s exposure to some lower-quality sectors as the incremental yield these securities offered over higher-quality bonds declined. For example, the Fund’s overall exposure to revenue bonds declined by about 11 percentage points during the last year. Specifically, we cut the Fund’s exposure to the healthcare, IDR/PCR (corporate-backed), and multifamily housing sectors. At the same time, we increased the Fund’s exposure to higher-quality sectors including charter schools; escrowed-to-maturity (ETMs) securities, which are collateralized by U.S. government securities; seasoned residential developments; and state-appropriated bonds. These strategic moves caused the overall credit quality of the portfolio to improve slightly.

On an individual security basis, our decision to maintain exposure to the South Carolina Southern Connector Tollway was rewarded during the period. As traffic has continued to increase on this tollway, the price on the bonds started to improve.While we thought the long-term fundamentals for the project were good, our disciplined investment process led us to sell some of these bonds to limit the overall position size. The Fund also benefited during the period from receipt of a settlement payment on a judgment held by the Fund in certain securities litigation, which was mentioned in the notes contained in previous financial reports to shareholders. However, it should be noted that the Fund still would have outperformed its benchmark for the year by a wide margin without this settlement payment.

The outlook ahead

We expect continued bond market volatility until we see a better indication of where the U.S. economy is headed. As a result, we plan to keep the Fund’s duration close to its benchmark. In terms of credit quality, we expect to take a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. That said, we believe that certain parts of the lower-quality marketplace still offer value to the Fund, including selected securities in the Indian gaming, healthcare, and tobacco sectors. Among higher-quality bonds, we are likely to continue to favor zero- coupon bonds, which should do well if the yield curve continues to flatten.

Thank you for your investment in the Strong Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	24.5%
AA	9.0%
A	14.7%
BBB	35.5%
BB	13.7%
B	2.5%
Other	0.1%

Total	100.0%

Effective duration[1]	7.9 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 10-23-86 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of October 1986.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper General Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper General Municipal Debt Funds Category. These funds invest primarily in municipal debt issues in the top four credit ratings.

Largest State Concentration3

Percent of Net Assets, as of 10-31-04

New York	8.14%
California	6.93%
Georgia	6.91%
Texas	6.77%
Ohio	6.42%
Colorado	5.34%
Arizona	5.01%
Wisconsin	4.93%
Louisiana	4.91%
Pennsylvania	4.09%

Top States	59.45%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Fund Highlights

Portfolio Statistics

Investor Class[4]
30-day annualized yield	4.27%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	11.52%
5-year	5.87%
10-year	5.67%
Since Fund Inception (10-23-86)	5.87%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 4.21%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term High Yield Municipal Fund

During the past 12 months, the Strong Short-Term High Yield Municipal Fund underperformed its broad-based index, the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 5.00%, while the Lehman Brothers Index rose 7.51%.

Much of that underperformance can be attributed to the Fund’s concentration in shorter-term, higher-quality high yield bonds, which lagged longer-term, lower-quality, and non-rated high-yield securities during the year. We believe that investors choose this Fund because of its short maturity and high level of tax-free income, which may be delivered with less volatility than a longer-term, high-yield fund.

Demand boosted high yield bonds

Despite rising interest rates, short-maturity, high-yield bonds performed reasonably well during the 12-month period. Strong demand from investors seeking higher-yielding, lower-quality securities as a way of tempering returns in a rising rate environment and an improving economy — which translated into better creditworthiness for many high yield issuers — helped buoy the high yield market, as did an improving economy.

Performance explained

Against the backdrop of rising interest rates and improving credit fundamentals, some of the Fund’s best performers were holdings in general obligation bonds issued by California, which were boosted by continued economic and fiscal improvements in the state. We capitalized on the strength of California bonds to sell some of our holdings in that state, although the Fund continued to maintain a position in tobacco debt that is guaranteed by the state. The Fund’s corporate-backed securities also generally turned in good results as stronger economic conditions translated into improved earnings for the corporations that backed the bonds. Health care bonds, another sizable focus for the Fund during the period, performed well due in large measure to strong demand from yield-hungry investors.

At the same time, the Fund’s performance was hurt by its exposure to defaulted issues, which stood at 0.75% of the portfolio at the end of the period. The Fund signed an agreement to sell one of these holdings at a distressed level.

Morningstar® Style Box™*

Another defaulted holding enjoyed strong operating improvements. Learning from these experiences, we cut the Fund’s stake in non-rated holdings to about 34% of the overall portfolio by the end of the period. Lastly, although this Fund favors lower-quality holdings, new portfolio acquisitions rated “BBB” or below were typically kept to a size of 2% or less of the total portfolio. We continued to work to reduce the Fund’s lower-rated holdings that exceed the 2% individual threshold over time, and we made progress reducing these existing positions in the Fund.

In anticipation of interest rate hikes, we reduced the Fund’s interest rate sensitivity by allowing cash to build up and investing in money market alternative securities. Toward the end of the period, the Fund purchased some bond anticipation notes (BANS), which essentially are short-term financing vehicles that are paid off using tax receipts. This type of financing is very common around the end of the year as municipalities look to bridge cash needs. We also increased the Fund’s exposure to short-term, floating-rate debt. We did that to capitalize on interest rate hikes, since floating rate securities will adjust their interest rate to meet market levels.

We also looked for opportunities to increase the Fund’s exposure to higher-coupon bonds that are priced to their call date — the first date the issuer can redeem the bond prior to maturity — because they tend to be more defensive in a rising rate environment. Although we made a few purchases in this area, these bonds were in strong demand and, as a result, weren’t always compellingly priced.

Outlook ahead

Given the threat of rising short-term interest rates, we’re planning to take a cautious approach for the Fund. We anticipate allowing cash to build up in the Fund over the next few months and most likely will invest this cash in short-term, variable-rate bonds, which offer an interest rate adjustment if rates continue to move up. There still seems to be some opportunity in certain areas of the lower-quality sector — corporate-backed municipals, for example. However, we plan to be selective as the market tries to “find its feet” in this rising interest rate environment. We don’t foresee any changes in the Fund’s overall credit quality (BBB) and anticipate taking non-rated holdings in the portfolio down further as individual non-rated securities mature.

Thank you for your investment in the Strong Short-Term High Yield Municipal Fund.

Mary-Kay Bourbulas

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	9.4%
AA	9.7%
A	15.9%
BBB	43.7%
BB	15.8%
B	3.9%
CCC	0.1%
CC	0.7%
D	0.8%

Total	100.0%

Effective duration[1]	2.1 years
Average quality rating[2]	BBB

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term High Yield Municipal Fund

Growth of an Assumed $10,000 Investment†

From 11-30-97 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index and the Lipper High-Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Definitions:

**	The Lehman Brothers 1-5 Year Non-Investment Grade Municipal Bond Index is the 1-5 year component of the Non-Investment Grade Municipal Bond Index. The Non-Investment Grade Municipal Bond Index consists of bonds that must be non-rated or be rated Ba1 or below. The Lipper High Yield Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper High Yield Municipal Debt Funds Category. These funds invest at least 50% of assets in lower-rated municipal debt issues.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

New York	8.48%
California	6.65%
Florida	5.33%
Illinois	5.27%
Massachusetts	4.31%
Georgia	3.93%
Wisconsin	3.84%
Missouri	3.82%
Texas	3.65%
Alabama	3.65%

Top States	48.93%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.45%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	5.00%
5-year	4.04%
Since Fund Inception (11-30-97)	4.08%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 3.41%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[5]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Minnesota Tax-Free Fund

During the past 12 months, the Strong Minnesota Tax-Free Fund outperformed its broad-based index, the Lehman Brothers Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 6.53%, while the Lehman Brothers Index returned 6.03%.

Volatile interest rates

At the beginning of the period, short-term interest rates were at a 46-year low, with the federal funds rate at 1.0%. The Federal Reserve Board intentionally held short-term rates unusually low throughout 2002 and early 2003 to combat deflationary fears. As the economy gained steam early in 2004, however, bond investors began to anticipate that the Fed would eventually be forced to raise rates to prevent inflation — rather than deflation — from becoming problematic. In light of consecutively strong payroll reports in March and April, the market began to factor in the potential for interest rate hikes, pushing municipal yields higher across all maturities.

In June, the Fed made its first of three quarter-point interest rate hikes that occurred during the period. To the surprise of many, including perhaps the Fed, the pace of economic activity slowed in the wake of rising rates. A combination of factors weighed on the economy, not the least of which was broad increases in energy prices as the price of crude oil rose from $30 to over $50 per barrel from in the first nine months of 2004. Concerns over the war in Iraq and terrorism also may have dampened investors’ spirits. Later, four hurricanes struck the southeast coasts of the U.S. in a matter of weeks, hindering normal economic activity in that region. Finally, uncertainty surrounding the presidential election and policy changes that potentially would follow this hard-fought contest simply added to the market’s malaise.

Duration and maturity

Our investment process led us to consider all perceived opportunities presented by the changing economic, political, and market climate. Against that backdrop, several strategies worked in the Fund’s favor this period, although some didn’t. We remained cautious about the direction of interest rates throughout the year, leading us to hold a shorter duration for the Fund — meaning less interest rate sensitivity — than its benchmark. In hindsight, we were perhaps overly cautious, since intermediate- and long-term rates declined rather than rose. Fortunately, the Fund held a significant stake in bonds with maturities between 10 and 20 years, which were the best-performing maturities during the year as their yields fell.

Morningstar® Style Box™*

Even as short-maturity taxable securities sold off during the March through May period, short-maturity tax-exempt issues held up relatively well. However, over the course of the entire period, the shortest maturities in the Fund performed the weakest.

Rising tax receipts boosted credit quality

As economic and fiscal conditions improved nationally and local tax receipts rose, so too did the creditworthiness of many of Minnesota bonds. In June, Moody’s, the credit rating agency, upgraded 60 cities within the state in recognition of an improving economy and the fiscally sound nature of many municipalities across the state. Amid that better outlook for creditworthiness, some of the Fund’s lower-quality, investment-grade holdings were among its best performers.

Cautious outlook

The magnitude and timing of future increases in the federal funds rate are unknown. Barring a meaningful slowdown in economic activity, we believe that further increases are likely. However, we don’t believe that further rate hikes will produce the same yield decline among intermediate- and long-term rates that they did in the past 12 months. For that reason, we remain cautious on the outlook for interest rates. Offsetting our concerns about higher rates are many of the same issues that have dampened economic activity in recent months. Should energy prices continue to rise at a meaningful pace, it’s possible that economic activity will slow rather than trigger inflation. Balancing those two potential outcomes prompted us to position the Fund with a duration that is in line with its benchmark, yet stay ready to adjust the Fund’s interest rate sensitivity should a clearer path unfold.

We plan to have the Fund remain focused on higher-quality issues. Investors currently are offered very little incentive — in the form of incremental yield — to own lower-quality bonds. The margin for error is much higher now that it was a year ago, and could cause these securities to suffer should economic conditions and overall creditworthiness deteriorate.

Thank you for your investment in the Strong Minnesota Tax-Free Fund.

Duane McAllister

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	55.4%
AA	25.2%
A	13.0%
BBB	5.8%
BB	0.6%

Total	100.0%

Effective duration[1]	6.7 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Minnesota Tax-Free Fund

Growth of an Assumed $10,000 Investment†

From 12-26-02 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of December 2002. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

Minnesota	98.06%
Puerto Rico	1.94%

Top States	100.00%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.77%

Class C4,5
30-day annualized yield	3.77%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	6.53%
Since Fund Inception (12-26-02)	6.48%

Class C4,5
1-year	5.53%
Since Fund Inception (12-26-02)	6.48%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: high-yield risk and State of Minnesota risk.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 1.82% for Investor Class shares and 1.01% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	Average annual total returns for Class C shares includes the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Short-Term Municipal Bond Fund

During the past 12 months, the Strong Short-Term Municipal Bond Fund outpaced its broad-based benchmark, the Lehman Brothers Municipal 3 Year Bond Index. For the 12 months ending October 31, 2004, the Fund gained 3.37%, while the Lehman Brothers Index returned 2.19%.

Shifting sentiment prompted volatility

Recurring shifts in sentiment regarding future economic growth, inflation, fiscal policy, and geopolitical events prompted a fair amount of interest rate volatility during the fiscal year. Strong economic growth early in the period gave way to more moderate growth by the end of it. Commodity prices, historically an indicator of inflation, moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. election campaign, coupled with setbacks in Iraq, caused further uncertainty. Lower-quality bonds performed particularly well during the year thanks to improving economic conditions — which helped boost the creditworthiness of state and local governments and corporations — and strong cash flows into high-yield investments.

Rate volatility prompted duration adjustments

The Fund entered the year with a duration — a measurement of an investment’s sensitivity to interest rate changes — that was very similar to its benchmark. Later, we reduced the Fund’s duration by selling some municipal holdings and Treasury note futures based upon our view that economic growth would remain fairly strong. Initially, the Fund’s reduced duration worked against the Fund as rates continued to move lower. However, our strategy for the Fund was ultimately rewarded after strong economic reports in March and April caused investors to quickly push interest rates higher. As the bond market sell-off continued and Treasuries declined more quickly than municipals, we reduced the Fund’s short position in Treasury note futures while maintaining its relative interest rate exposure with the view that the Fed would continue to raise rates.

Morningstar® Style Box™*

Spreads tightened, credit quality improved

Entering the period, we favored revenue and other lower-quality holdings for the Fund based on our view that they would benefit from robust economic growth. We also had increased the Fund’s exposure to California and New York general obligation bonds, expecting that the bonds would benefit if tax receipts rose in response to better economic activity. The Fund was rewarded on both counts, and our focus on these bonds boosted the Fund’s first-half returns.

Later in the period, we took advantage of the strong demand and pricing for lower-quality bonds to reduce the Fund’s stake in them. As lower-quality bonds strengthened, yield spreads tightened — meaning the incremental yield that investors are paid to own lower-quality bonds declined dramatically by period end. The Fund’s sales of lower-quality bonds explain why the Fund’s stake in revenue bonds dropped from about 61% at the beginning of the period to 49% at the end of it. Strong relative performance and declining yield spreads also prompted us to sell some of the Fund’s healthcare, corporate-backed (IDR/PCR), multifamily housing, and tobacco bond holdings.

Proceeds from these sales were generally reinvested in insured and general obligation bonds, resulting in an increased stake in AAA-rated and AA-rated bonds and an improved overall credit quality of the portfolio. We also added to the Fund’s holdings in California and New York general obligation bonds, because we believed that expected higher tax receipts would continue to benefit these securities. We saw California bonds upgraded by the rating agencies, and the outlook for New York City and New York State bonds improved as well.

The outlook ahead

Our forecast calls for continued bond market volatility until we see a better indication of where the U.S. economy is headed. But, with the Fed seemingly set on a path toward measured interest-rate hikes, we currently plan to maintain the Fund’s duration below its benchmark. In terms of credit quality, we’re taking a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. However, we believe that certain parts of the lower-quality marketplace continue to offer value, including selected securities in Indian gaming, healthcare, corporate-backed and tobacco sectors. As long as the Fed continues to push short-term rates higher, we’re likely to favor floating rate bonds for the Fund — whose interest payments adjust with interest rates — over one- to three-year fixed-rate securities in anticipation that floating rate securities will outperform the market.

Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	28.0%
AA	14.5%
A	22.7%
BBB	29.1%
BB	4.7%
B	0.2%
CC	0.2%
D	0.3%
Other	0.3%

Total	100.0%

Effective duration[1]	1.9 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Short-Term Municipal Bond Fund

Growth of an Assumed $10,000 Investment†

From 12-31-91 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3-Year Bond Index and the Lipper Short Municipal Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal 3-Year Bond Index is the 3-year (2-4) component of the Municipal Bond index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Average is the average of all funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

New York	9.88%
Illinois	8.89%
Texas	8.87%
California	7.94%
Florida	7.53%
Pennsylvania	5.79%
Wisconsin	5.55%
Massachusetts	3.10%
Missouri	3.10%
South Carolina	2.68%

Top States	63.33%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	2.74%

Class C4,5
30-day annualized yield	1.62%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	3.37%
5-year	4.47%
10-year	4.53%
Since Fund Inception (12-31-91)	4.51%

Class C4,5
1-year	1.08%
5-year	3.21%
10-year	3.27%
Since Fund Inception (12-31-91)	3.27%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.70% for Investor Class shares and 1.58% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 1-31-03, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Strong Wisconsin Tax-Free Fund

During the past 12 months, the Strong Wisconsin Tax-Free Fund slightly lagged its broad-based benchmark, the Lehman Brothers Municipal Bond Index. For the 12 months ending October 31, 2004, the Fund gained 5.69%, while the Lehman Brothers Index returned 6.03%. The Fund’s lag can be attributed primarily to its reduced interest rate sensitivity in the second half of the period.

Shifting sentiment prompted volatility

Recurring shifts in sentiment regarding future economic growth, inflation, fiscal policy, and geopolitical events prompted a fair amount of interest rate volatility during the fiscal year. Strong economic growth early in the period gave way to more moderate growth by the end of it. Commodity prices, historically an indicator of inflation, moved higher, but broader inflation indicators posted only small increases. The Federal Reserve moved from an accommodative stance, in which it left interest rates unchanged, to a tightening mode, when it began to raise rates in June. A heated U.S. election campaign, coupled with setbacks in Iraq, caused further uncertainty. Lower-quality bonds performed particularly well during the year thanks to improving economic conditions — which helped boost the creditworthiness of state and local governments and corporations — and strong cash flows into high-yield investments. Issuance of Wisconsin bonds exempt from both state and federal income taxes declined dramatically during the period, adding support to their prices.

Duration moves

Early in the period, we reduced the Fund’s sensitivity to interest rate changes — as measured by duration — in anticipation of accelerating economic growth. While robust growth did occur, market rates moved unexpectedly lower because of concerns about the “jobless recovery.” As rates declined, we became more cautious based on our view that jobs would eventually materialize, giving the Fed an open door to begin raising rates. Our decision to reduce the Fund’s duration helped buffer the Fund against price declines in March and April when payroll reports posted strong gains, pushing interest rates higher. However, by the time the Fed actually started to raise rates in June, intermediate and longer-term treasury yields actually began to decline. This “yield curve flattening” was very unusual compared to prior Fed tightening cycles and was driven by a moderation in economic growth, a slowdown in manufacturing activity, muted increases in inflation, and general uncertainty related to the upcoming election and the war in Iraq. Because we maintained the Fund’s defensive strategy during most of this time period, the Fund’s return slightly lagged the benchmark return during the last four months of the period and resulted in it underperforming for the year.

Morningstar® Style Box™*

Lower-quality bonds outperformed

Strong demand for lower-quality bonds helped them to generally outperform their higher-quality bond counterparts. As a result, the incremental yield that lower-quality bonds offered over higher-quality securities diminished. We capitalized on the strength of the lower-quality market to sell some of the Fund’s lower-quality holdings, although a decline in the Fund’s total assets over the year meant that its overall credit quality remained about the same. From a sector standpoint, the portfolio did not change a lot. A few of the Fund’s lower-quality, multifamily housing bonds were sold or called, and we increased the Fund’s weighting in lower-quality bonds backed by local appropriations.

The supply of newly issued Wisconsin bonds declined dramatically during the year, and much of that new issuance was, in our view, not attractively priced. Fortunately, we found more attractive alternatives among Puerto Rico bonds, which are also free from federal and Wisconsin state taxes.

The outlook ahead

We expect continued bond market volatility until we see a better indication of where the U.S. economy is headed. As a result, we plan to maintain our defensive positioning for the Fund. If, however, the Fed continues along its path of measured rate increases and we see a rise in inflation or employment growth, longer-term interest rates could rise. In that event, we will once again consider increasing the Fund’s duration, especially if the yield on 10-year Treasury notes approaches the 4.5% to 5.0% range. We also plan to use potential periods of increased new issuance to sell some of our better performing Puerto Rico bonds and add Wisconsin securities. In terms of credit quality, we expect to take a somewhat cautious approach to lower-quality bonds for the Fund, given their historically low levels of incremental yield over higher-quality bonds. That said, we plan to continue to look for good long-term ideas among lower-quality securities for the Fund, but we also plan to be patient. In the meantime, we will try to add more value in the Fund’s duration and yield curve exposure.

Thank you for your investment in the Strong Wisconsin Tax-Free Fund.

Lyle J. Fitterer

Portfolio Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	39.0%
AA	4.0%
A	13.5%
BBB	32.9%
BB	9.4%
Other	1.2%

Total	100.0%

Effective duration[1]	6.7 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

Strong Wisconsin Tax-Free Fund

Growth of an Assumed $10,000 Investment†

From 4-6-01 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal Bond Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the index’s performance was prorated for the month of April 2001. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

Wisconsin	63.61%
Arizona	3.37%
Indiana	0.85%
Washington	0.64%

Top States	68.47%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

Portfolio Statistics

Investor Class[4]
30-day annualized yield	3.77%

Class C4,5
30-day annualized yield	2.68%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	5.69%
3-year	5.98%
Since Fund Inception (4-6-01)	6.83%

Class C4,5
1-year	3.54%
3-year	4.64%
Since Fund Inception (4-6-01)	5.44%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: high-yield risk and State of Wisconsin risk.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the fund pays may be taxable. In addition, income from the Fund may be subject to local taxes.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived its management fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.94% for Investor Class shares and 1.66% for Class C shares. As of 10-31-04, there are waivers and/or absorptions in effect for both share classes.

Performance:

[5]	Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00% and is eliminated after 12 months, and are based on the performance of the Fund’s Investor Class shares prior to 12-26-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[6]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

(Continued on next page)

YOUR FUND’S EXPENSES (continued)	October 31, 2004

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Actual				Hypothetical (5% return before expenses)
						Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Intermediate Municipal Bond Fund	Investor	0.48%			$1,000.00		$1,043.90		$2.47		$1,022.72		$2.44
Strong Municipal Bond Fund	Investor	0.78%			$1,000.00		$1,090.60		$4.10		$1,021.22		$3.96
Strong Short-Term High Yield Municipal Fund	Investor	0.72%			$1,000.00		$1,033.00		$3.68		$1,021.52		$3.66
Strong Minnesota Tax-Free Fund	Investor C	0.00 0.00	% %	$ $	1,000.00 1,000.00	$ $	1,045.60 1,045.70	$ $	— —	$ $	1,025.14 1,025.14	$ $	— —
Strong Short-Term Municipal Bond Fund	Investor C	0.66 1.77	% %	$ $	1,000.00 1,000.00	$ $	1,023.20 1,017.50	$ $	3.36 8.98	$ $	1,021.82 1,016.24	$ $	3.35 8.97
Strong Wisconsin Tax-Free Fund	Investor C	0.39 1.49	% %	$ $	1,000.00 1,000.00	$ $	1,044.80 1,039.10	$ $	2.00 7.64	$ $	1,023.18 1,017.65	$ $	1.98 7.56

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 79.1%
Arizona 0.9%
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.15%, Due 12/01/05 (e) (h)	$10,000	$10,291
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	375,000	384,375

		394,666
California 8.8%
ABAG Finance Authority for Nonprofit Corporations COP - O’Connor Woods Obligation Group Project, 5.40%, Due 11/01/09 (e)	400,000	426,500
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	800,000	801,000
California GO:
5.00%, Due 3/01/11 (Pre-Refunded to $101 on 3/01/10)	125,000	140,781
5.50%, Due 4/01/11	125,000	141,406
5.50%, Due 3/01/12 (e)	500,000	566,875
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue, 5.375%, Due 6/01/17	1,100,000	1,141,250
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	350,000	357,437
Southern California Public Power Authority Power Project Revenue, 6.75%, Due 7/01/13	100,000	123,125

		3,698,374
Florida 8.1%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	500,000	524,375
Capital Projects Finance Authority Student Housing Revenue, 5.50%, Due 10/01/14 (c) (e)	500,000	557,500
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	600,000	740,250
Dade County, Florida Health Facilities Authority Hospital Revenue - Miami Children’s Hospital Project, 5.00%, 8/01/23 (Pre-Refunded to $100 on 2/01/10)	440,000	479,600
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	1,000,000	1,076,250

		3,377,975
Illinois 10.1%
Aurora, Illinois Tax Increment Revenue, 4.90%, Due 12/30/11	350,000	356,563
Chicago, Illinois Board of Education School Reform GO, 6.25%, Due 12/01/11 (e)	300,000	358,125
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	550,000	600,875
Cook County, Illinois Cicero School District Number 99 GO, 9.00%, Due 12/01/12 (e)	1,000,000	1,383,750
Illinois DFA Revenue:
Chicago Charter School Foundation Project, 5.25%, Due 12/01/12	390,000	409,500
Community Rehabilitation Providers Facilities Project, 5.70%, Due 7/01/12	$330,000	$340,312
Mc Henry and Kane Counties, Illinois Community Consolidated School District Number 158 Capital Appreciation GO - School Building Project, Zero %, Due 1/01/11 (e)	1,000,000	803,750

		4,252,875
Indiana 0.9%
Indiana Bond Bank Revenue, 4.80%, Due 2/01/13	350,000	370,125
Kansas 4.3%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	160,000	181,200
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	740,000	776,075
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding -Via Christi Health System Project, 6.75%, Due 11/15/14	750,000	850,313

		1,807,588
Massachusetts 1.0%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	400,000	433,000
Michigan 1.0%
Michigan Hospital Finance Authority Revenue - Saint John Hospital and Medical Center Project, 6.00%, Due 5/15/10 (e) (h)	350,000	403,375
Minnesota 1.0%
Minneapolis, Minnesota Hospital Revenue - St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13 (h)	270,000	353,025
Roseville, Minnesota Independent School District Number 623 GO - School District Credit Enhancement Program Project, 5.00%, Due 2/01/17 (e)	75,000	81,094

		434,119
Missouri 2.1%
Boone County, Missouri Hospital Revenue - Boone Hospital Center Project, 4.375%, Due 8/01/14	350,000	360,500
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	500,000	507,810

		868,310
Montana 0.8%
Billings, Montana Tax Incremental Urban Renewal Refunding, 3.80%, Due 3/01/08	350,000	352,625
New Jersey 1.9%
New Jersey EDA Cigarette Tax Revenue, 5.625%, Due 6/15/17	500,000	523,125
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	250,000	260,525

		783,650

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Mexico 2.4%
University of New Mexico Revenue, 5.00%, Due 1/01/16 (b) (e)	$920,000	$1,003,950
New York 6.7%
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	100,000	103,250
New York Dormitory Authority Revenue, 6.00%, Due 8/15/15 (e)	500,000	575,000
New York, New York GO:
Series A, 5.25%, Due 8/01/09	550,000	609,125
Series C, 5.25%, Due 8/01/09	500,000	553,750
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/11	110,000	114,812
5.25%, Due 6/01/13 (e)	500,000	539,375
Triborough Bridge and Tunnel Authority General Purpose Revenue, 5.50%, Due 1/01/17 (h)	250,000	291,563

		2,786,875
North Carolina 1.1%
North Carolina Medical Care Commission Health Care Housing Revenue - Health Care Housing-ARC Projects, 4.65%, Due 10/01/14	360,000	363,150
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	95,000	104,144

		467,294
North Dakota 1.0%
Mercer County, North Dakota PCR - Antelope Valley Station Project, 7.20%, Due 6/30/13 (e)	350,000	430,937
Ohio 2.1%
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/12	260,000	286,650
Ohio Refunding and Improvement GO, 6.00%, Due 8/01/10	500,000	581,250

		867,900
Oklahoma 0.1%
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	50,000	52,188
Pennsylvania 3.5%
Pennsylvania Convention Center Authority Revenue, 6.70%, Due 9/01/16 (e) (h)	600,000	737,250
Pennsylvania Higher EFA Health Services Revenue - Allegheny Delaware Valley Project, 5.70%, Due 11/15/11 (e)	650,000	723,937

		1,461,187
Puerto Rico 2.2%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	250,000	258,438
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	260,000	288,600
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/18	325,000	374,562

		921,600
South Carolina 0.1%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/32	$250,000	$24,063
South Dakota 1.7%
Heartland Consumers Power District Electric Revenue, 6.00%, Due 1/01/12 (e)	600,000	702,750
Texas 7.8%
Bexar County, Texas Revenue - Venue Project, 5.75%, Due 8/15/22 (e)	1,000,000	1,095,000
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (h)	1,000,000	618,750
Lubbock, Texas Health Facilities Development Corporation Revenue - St. Joseph Health System Project, 5.25%, Due 7/01/12	500,000	538,750
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (h)	750,000	476,250
Midtown Redevelopment Authority Tax Incremental Contract Revenue, 5.00%, Due 1/01/09 (e)	250,000	270,938
Sam Rayburn, Texas Municipal Power Agency Power Supply System Revenue Refunding, 5.00%, Due 10/01/09 (e)	195,000	212,794
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	60,000	62,175

		3,274,657
Virginia 0.8%
Dinwiddie County, Virginia IDA Lease Revenue - Dinwiddie County School District Facilities Project, 5.55%, Due 2/01/12	305,000	324,825
Washington 5.6%
Chelan County, Washington Public Utility District Number 1 Columbia River Rock Island Revenue, Zero %, Due 6/01/18 (e)	600,000	323,250
Grant County, Washington Public Utility District Number 2 Electric Revenue, 5.25%, Due 1/01/12 (e) (h)	310,000	352,625
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	400,000	425,500
Spokane, Washington GO, 5.40%, Due 1/01/10	300,000	324,000
Vancouver, Washington Water and Sewer Revenue, 4.90%, Due 6/01/10 (e)	100,000	105,375
Washington GO, 6.40%, Due 6/01/17	610,000	749,537
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	75,000	77,625

		2,357,912
Wisconsin 3.1%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08	240,000	242,400
5.00%, Due 6/01/09	405,000	406,519
6.00%, Due 6/01/17	60,000	58,500

STRONG INTERMEDIATE MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.95%, Due 12/01/08	$70,000	$72,713
4.20%, Due 12/01/09	70,000	73,237
4.40%, Due 12/01/10	75,000	78,937
Wisconsin Health and EFA Revenue:
Divine Savior Healthcare Project, 4.70%, Due 5/01/08 (e)	230,000	242,075
Marshfield Clinic Project, 6.25%, Due 2/15/10	124,000	135,625

		1,310,006

Total Municipal Bonds (Cost $32,377,040)		33,162,826

Variable Rate Municipal Bonds 18.4%
Colorado 5.2%
Central Platte Valley Metropolitan District of Colorado GO Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	1,500,000	1,621,875
Northwest Parkway Public Highway Authority Revenue (e):
Zero %, Due 6/15/12 (Rate Reset at 5.00% Effective 6/15/11)	245,000	192,631
Zero %, Due 6/15/16 (Rate Reset at 5.35% Effective 6/15/11)	450,000	360,563

		2,175,069
Illinois 2.6%
Illinois EFA Revenue - Northwestern University Project:
5.10%, Due 11/01/32 (Mandatory Put at $100 on 11/01/11)	250,000	278,437
5.15%, Due 11/01/32 (Mandatory Put at $100 on 11/01/12)	750,000	838,125

		1,116,562
Missouri 1.3%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	550,000	560,313
New York 6.2%
New York Dormitory Authority Revenue, 5.25%, Due 11/15/23 (Mandatory Put at $100 on 5/15/12)	500,000	555,625
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	400,000	442,500
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue:
4.00%, Due 1/01/20 (Mandatory Put at $100 on 1/01/11)	500,000	519,375
5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	1,000,000	1,085,000

		2,602,500
Pennsylvania 2.4%
Delaware Valley, Pennsylvania Regional Finance Authority Local Government Revenue, 6.8665%, Due 7/01/27 (Mandatory Put at $100 on 7/01/07 and Rate Reset Effective 1/01/05) (e)	965,000	996,362
Puerto Rico 0.7%
Commonwealth of Puerto Rico Public Finance Corporation Revenue, 5.75%, Due 8/01/27 (Mandatory Put at $100 on 2/01/12)	$250,000	$282,188

Total Variable Rate Municipal Bonds (Cost $7,576,617)		7,732,994

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	900,000	5,850

Total Swap Options Purchased (Cost $18,720)		5,850

Short-Term Investments (a) 3.5%
Municipal Bonds 0.7%
Colorado 0.6%
Colorado EFA and Cultural Revenue - Nashville Public Radio Project, 4.50%, Due 4/01/05	230,000	231,711
Wisconsin 0.1%
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	50,000	50,107

Total Municipal Bonds		281,818
Municipal Money Market Funds 2.8%
Strong Tax-Free Money Fund (d)	1,165,000	1,165,000

Total Short-Term Investments (Cost $1,444,712)		1,446,818

Total Investments in Securities (Cost $41,417,089) 101.0%		42,348,488
Other Assets and Liabilities, Net (1.0%)		(412,328)

Net Assets 100.0%		$41,936,160

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
10 Ten-Year U.S. Treasury Notes	12/04	$(1,135,625)	$4,020

STRONG MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 90.5%
Alaska 0.8%
Northern Alaska Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.70%, Due 6/01/11	$545,000	$557,263
6.20%, Due 6/01/22	1,000,000	1,000,000

		1,557,263
Arizona 5.0%
Arizona School Facilities Board COP, 5.25%, Due 9/01/13 (e)	1,000,000	1,140,000
Maricopa County, Arizona IDA Hospital Facility Revenue Refunding - Samaritan Health Services Project, 7.00%, Due 12/01/16 (e) (h)	1,250,000	1,584,375
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (h)	1,145,000	757,131

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Mohave County, Arizona IDA Correctional Facilities Contract Revenue - Mohave Prison LLC Project, 5.00%, Due 4/01/14 (e)	$1,500,000	$1,659,375
Verrado, Arizona Community Facilities District Number 1 GO, 6.00%, Due 7/15/13	2,125,000	2,178,125
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33 (Notified Call at $101 on 6/01/07)	2,025,000	1,992,094

		9,311,100
California 6.9%
Agua Caliente Band of Cahuilla Indians Revenue, 4.60%, Due 7/01/08	810,000	811,012
California GO:
5.10%, Due 2/01/34	250,000	254,375
5.50%, Due 3/01/12 (e)	1,500,000	1,700,625
California Statewide Communities Development Authority MFHR - Santee Court Apartments Project, 7.50%, Due 11/20/36	2,200,000	2,274,250
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/28	2,100,000	2,173,500
5.50%, Due 6/01/43	1,750,000	1,841,875
5.625%, Due 6/01/38	2,000,000	2,122,500
Los Angeles County, California Schools Regionalized Business Services Capital Appreciation COP, Zero %, Due 8/01/29 (e)	2,510,000	671,425
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,021,250

		12,870,812
Colorado 4.1%
Colorado EFA and Cultural Revenue:
Charter School-Bromley East Project, 7.25%, Due 9/15/30	1,750,000	1,769,688
Charter School-Denver Arts School Project, 8.00%, Due 5/01/34	1,000,000	1,045,000
Denver Academy Project, 7.125%, Due 11/01/28	500,000	501,875
Denver Science and Technology Project, 5.00%, Due 12/01/13	750,000	750,937
Heritage Christian School Project, 7.50%, Due 6/01/34	1,000,000	1,021,250
Leadership Preparatory Academy, 7.875%, Due 5/01/27 (f)	1,000,000	983,750
Lutheran High School Association Project, 7.625%, Due 6/01/34	1,000,000	1,007,500
Southlands Metropolitan District Number 1 GO, 7.125%, Due 12/01/34	500,000	506,250

		7,586,250
Florida 1.8%
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 4.50%, Due 6/01/11	420,000	440,475
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	1,400,000	1,653,750
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	965,000	973,444
Gulf Breeze, Florida Revenue, 4.75%, Due 12/01/15 (e)	$315,000	$339,019

		3,406,688
Georgia 6.9%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Evergreen Village Estates Project:
5.875%, Due 5/01/07	330,000	330,198
6.375%, Due 5/01/17	1,675,000	1,599,625
6.50%, Due 5/01/27	2,965,000	2,683,325
Colquitt County, Georgia Development Authority First Mortgage Revenue, Zero %, Due 12/01/21 (h)	2,995,000	1,325,288
Colquitt County, Georgia Development Authority Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (h)	4,595,000	2,033,287
Washington, Georgia Wilkes Payroll Development Authority Subordinated Revenue - Southern Care Corporation Facility Project, Zero %, Due 12/01/21 (h)	11,000,000	4,867,500

		12,839,223
Illinois 3.6%
Aurora, Illinois Tax Increment Revenue, 5.85%, Due 12/30/13	1,500,000	1,533,750
Chicago, Illinois Housing Authority Capital Revenue, 5.375%, Due 7/01/13	500,000	546,250
Cook County, Illinois Palatine Community Consolidated School District Number 15 Capital Appreciation GO, Zero %, Due 12/01/19 (e)	2,000,000	1,007,500
Illinois DFA Revenue - Chicago Charter School Foundation Project:
5.25%, Due 12/01/12	410,000	430,500
6.125%, Due 12/01/22	2,330,000	2,568,825
Lincolnshire, Illinois Special Service Area Number 1 Special Tax - Sedgebrook Project, 6.25%, Due 3/01/34 (b)	500,000	500,000

		6,586,825
Iowa 0.7%
Iowa Finance Authority Hospital Facility Revenue, 6.75%, Due 2/15/13	750,000	850,313
Tobacco Settlement Authority Asset-Backed Revenue, 5.50%, Due 6/01/14	425,000	412,781

		1,263,094
Kansas 2.2%
Kansas DFA First Mortgage Revenue - Hartford Health Facility Project, 6.125%, Due 4/01/12 (e)	470,000	532,275
Kansas DFA Revenue, 5.60%, Due 5/20/34 (e)	2,735,000	2,899,100
Wichita, Kansas Hospital Facilities Improvement Revenue Refunding - Via Christi Health System Project, 6.75%, Due 11/15/14	500,000	566,875

		3,998,250
Louisiana 4.9%
Calcasieu Parish, Louisiana IDB PCR Refunding - Entergy Gulf States, Inc. Project, 5.45%, Due 7/01/10	900,000	913,446
Claiborne Parish, Louisiana Law Enforcement District Revenue - Claiborne Correctional Facilities Project, 6.25%, Due 3/01/19	6,810,000	7,235,625

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Orleans, Louisiana Capital Appreciation GO Refunding, Zero %, Due 9/01/16 (e)	$1,600,000	$976,000

		9,125,071
Massachusetts 2.6%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project, 5.875%, Due 7/01/08	1,750,000	1,894,375
Municipal Tax-Exempt Trust Certificates, 4.20%, Due 3/06/09 (e)	2,800,000	2,915,500

		4,809,875
Michigan 1.2%
Dickinson County, Michigan Healthcare System Hospital Revenue Refunding, 5.50%, Due 11/01/13 (e)	1,350,000	1,463,062
Michigan Hospital Finance Authority Revenue - Saint John Hospital and Medical Center Project, 6.00%, Due 5/15/10 (e) (h)	650,000	749,125

		2,212,187
Minnesota 1.4%
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	1,100,000	1,109,625
Woodbury, Minnesota Lease Revenue Refunding - Math Science Academy Project, 7.50%, Due 12/01/31	1,500,000	1,569,375

		2,679,000
Missouri 1.3%
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.60%, Due 10/01/11	2,215,000	2,311,906
New Jersey 2.9%
New Jersey EDA Cigarette Tax Revenue:
5.625%, Due 6/15/18	1,000,000	1,052,500
5.75%, Due 6/15/29	500,000	514,375
5.75%, Due 6/15/34	1,000,000	1,027,500
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	1,170,000	1,219,257
Union County, New Jersey Industrial PCFA PCR Refunding - Wyeth Project, 5.80%, Due 9/01/09	1,400,000	1,541,750

		5,355,382
New Mexico 1.2%
University of New Mexico Revenue, 5.00%, Due 1/01/16 (b) (e)	2,000,000	2,182,500
New York 6.7%
Bethlehem, New York GO Refunding - Water System Project, 5.50%, 3/01/22 (b) (e)	500,000	518,750
Nassau County, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	260,000	268,450
New York Dormitory Authority Revenue - State University Educational Facilities Project, 7.50%, Due 5/15/13	2,000,000	2,570,000
New York, New York GO:
5.25%, Due 8/01/09	375,000	415,313
5.50%, Due 8/01/15	2,000,000	2,250,000
5.50%, Due 9/15/19	1,000,000	1,117,500
5.75%, Due 3/15/13	1,020,000	1,158,975
New York, New York GO Refunding, 5.75%, Due 8/01/16	1,500,000	1,698,750
New York, New York Industrial Development Agency Civic Facility Revenue, 6.875%, Due 7/01/10	$1,230,000	$1,269,975
Tobacco Settlement Financing Corporation Revenue, 5.25%, Due 6/01/14	1,000,000	1,078,750

		12,346,463
North Carolina 1.0%
North Carolina Medical Care Commission Health Care Housing Revenue - Health Care Housing-ARC Projects:
4.65%, Due 10/01/14	1,000,000	1,008,750
5.80%, Due 10/01/34	750,000	757,500

		1,766,250
North Dakota 0.8%
Three Affiliated Tribes of the Fort Berthold Reservation GO, 6.30%, Due 11/15/10	1,515,000	1,522,666
Ohio 6.4%
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	1,500,000	1,599,375
Medina County, Ohio EDR MFHR - Camelot Place, Ltd. Project, 8.375%, Due 10/01/23 (f)	3,800,000	3,719,250
Toledo, Ohio MFMR - Commodore Perry Apartments Project, 7.00%, Due 12/01/28 (f)	7,470,000	6,601,612

		11,920,237
Oklahoma 1.7%
Ellis County, Oklahoma Industrial Authority IDR - WB Johnston Grain Shattuck Project, 7.10%, Due 8/01/23	1,000,000	1,026,250
Okarche, Oklahoma EDA Educational Facilities Lease Revenue - Chickasha Public Schools Project, 5.00%, Due 9/01/12	2,000,000	2,105,000
Oklahoma County, Oklahoma Finance Authority First Mortgage MFHR - Multiple Apartments Project, 7.125%, Due 4/01/28 (f) (g)	10,170,000	50,850

		3,182,100
Pennsylvania 4.1%
Delaware County, Pennsylvania IDA Revenue Refunding - American Ref-Fuel Corporation Resources Recovery Facility Project, 6.10%, Due 7/01/13	1,750,000	1,879,063
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project:
5.80%, Due 11/01/12	500,000	479,375
5.80%, Due 11/01/12 (e)	765,000	803,250
Pennsylvania Higher EFA Health Services Revenue - Allegheny Delaware Valley Project, 5.70%, Due 11/15/11 (e)	1,850,000	2,060,437
Philadelphia, Pennsylvania Hospitals and Higher EFA Revenue - Temple University Hospital Project, 6.50%, Due 11/15/08	2,220,000	2,378,175

		7,600,300
Puerto Rico 1.4%
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/18	290,000	334,225
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	400,000	427,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	$750,000	$799,688
5.00%, Due 2/01/10	1,015,000	1,080,975

		2,642,388
South Carolina 3.7%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project:
Zero %, Due 1/01/14	4,560,000	1,789,800
Zero %, Due 1/01/15	1,000,000	355,000
Zero %, Due 1/01/28	400,000	53,000
Zero %, Due 1/01/32	10,350,000	996,187
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (h)	2,400,000	2,748,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	900,000	934,875

		6,876,862
South Dakota 2.5%
Sisseton-Wahpeton Sioux Tribe of the Lake Traverse Reservation GO (f):
7.00%, Due 11/01/13	655,000	710,675
7.00%, Due 11/01/23	1,290,000	1,428,675
South Dakota EDFA EDR - Angus Project:
4.75%, Due 4/01/10	275,000	286,000
5.00%, Due 4/01/11	285,000	300,319
5.25%, Due 4/01/12	300,000	326,625
5.25%, Due 4/01/13	320,000	348,400
South Dakota EDFA EDR - McEleeg Project, 5.00%, Due 4/01/14	420,000	437,850
South Dakota EDFA EDR Pooled Loan Program - Midstates Printing, Inc. Project, 5.50%, Due 4/01/18	685,000	739,800

		4,578,344
Texas 5.8%
Capital Area HFC Revenue, Zero %, Due 1/01/16 (e) (h)	5,000,000	3,093,750
Grand Prairie, Texas Independent School District Capital Appreciation GO, Zero %, Due 2/15/14 (e)	1,000,000	686,250
Lubbock, Texas Health Facilities Development Corporation Revenue - St. Joseph Health System Project, 5.25%, Due 7/01/12	1,150,000	1,239,125
Lubbock, Texas Housing Finance Corporation Capital Appreciation Revenue, Zero %, Due 10/01/15 (h)	8,415,000	5,343,525
Red River Authority PCR Refunding - Hoechst Celanese Corporation Project, 5.20%, Due 5/01/07	500,000	490,000

		10,852,650
Utah 0.3%
Eagle Mountain, Utah Special Assessment Bonds, 5.90%, Due 12/15/07	610,000	612,678
Virginia 0.9%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.55%, Due 1/01/19	1,700,000	1,745,730
Washington 2.8%
Okanogan County, Washington Irrigation District Revenue Refunding, 4.75%, Due 12/01/13	$1,200,000	$1,245,000
Seattle, Washington Housing Authority Low Income Assistance Revenue - Hilltop and Spring Projects (e):
5.375%, Due 10/20/18	970,000	1,073,063
5.875%, Due 10/20/28	1,545,000	1,693,706
Tobacco Settlement Authority Washington Tobacco Settlement Revenue, 5.50%, Due 6/01/12	600,000	603,000
Washington Housing Finance Commission Nonprofit Housing Revenue Refunding - Crista Ministries Project, 5.35%, Due 7/01/14 (e)	615,000	636,525

		5,251,294
Wisconsin 4.9%
Badger Tobacco Asset Securitization Corporation Revenue:
5.50%, Due 6/01/10	1,230,000	1,253,062
5.75%, Due 6/01/11	250,000	256,875
5.75%, Due 6/01/12	2,000,000	2,042,500
6.00%, Due 6/01/17	1,170,000	1,140,750
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
5.35%, Due 12/01/10	520,000	543,400
5.50%, Due 12/01/11	390,000	409,013
Waterford, Wisconsin Graded Joint School District Number 1 GO Refunding, 5.25%, Due 4/01/12 (Pre-Refunded to $100 on 4/01/10) (e)	70,000	78,662
Weston, Wisconsin Community Development Authority Lease Revenue, 5.25%, Due 10/01/20	1,600,000	1,756,000
Wisconsin Health and EFA Revenue:
Agnesian Healthcare, Inc. Project, 5.10%, Due 7/01/08	205,000	218,325
Blood Center Southeastern Project, 5.75%, Due 6/01/34	500,000	516,875
Marshfield Clinic Project, 6.25%, Due 2/15/10	866,000	947,188

		9,162,650

Total Municipal Bonds (Cost $167,179,443)		168,156,038

Variable Rate Municipal Bonds 7.8%
Alabama 1.0%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 4.35%, Due 11/15/28 (Mandatory Put at $100 on 7/01/06)	1,750,000	1,769,547
Colorado 1.3%
Central Platte Valley Metropolitan District of Colorado GO Refunding, 5.00%, Due 12/01/31 (Mandatory Put at $100 on 12/01/09) (e)	500,000	540,625
Northwest Parkway Public Highway Authority Revenue, Zero %, Due 6/15/16 (Rate Reset at 5.35% Effective 6/15/11) (e)	2,240,000	1,794,800

		2,335,425

STRONG MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Florida 0.5%
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric Company Project, 4.00%, Due 9/01/25 (Mandatory Put at $100 on 8/01/07)	$860,000	$880,425

Missouri 1.0%
St. Charles County, Missouri IDA MFHR Refunding - Vanderbilt Apartments Project, 5.00%, Due 2/01/29 (Mandatory Put at $100 on 2/01/09)	1,850,000	1,884,688

New York 1.5%
New York, New York Transitional Finance Authority Revenue Refunding, 5.25%, Due 2/01/29 (Mandatory Put at $100 on 2/01/11)	350,000	387,187
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue:
4.00%, Due 1/01/20 (Mandatory Put at $100 on 1/01/11)	200,000	207,750
5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	2,000,000	2,170,000

		2,764,937
Puerto Rico 1.6%
Commonwealth of Puerto Rico Public Finance Corporation Revenue, 5.75%, Due 8/01/27 (Mandatory Put at $100 on 2/01/12) (e)	2,700,000	3,047,625

Texas 0.9%
Brazos River Authority PCR Refunding - TXU Energy Company LLC Project, 6.75%, Due 4/01/38 (Mandatory Put at $100 on 4/01/13)	1,500,000	1,715,625

Total Variable Rate Municipal Bonds (Cost $13,996,205)		14,398,272

Options Purchased 0.0%
Ten-Year U.S. Treasury Note Future Call Options (Strike price is $113. Expiration date is 11/26/04.)	60,000	65,625
Ten-Year U.S. Treasury Note Future Put Options (Strike price is $113. Expiration date is 11/26/04.)	60,000	31,875

Total Options Purchased (Cost $98,948)		97,500

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	4,300,000	27,950

Total Swap Options Purchased (Cost $89,440)		27,950

Short-Term Investments (a) 2.3%
Municipal Money Market Funds Multiple States Strong Tax-Free Money Fund (d)	4,220,000	4,220,000

Total Short-Term Investments (Cost $4,220,000)		4,220,000

Total Investments in Securities (Cost $185,584,036) 100.6%		186,899,760
Other Assets and Liabilities, Net (0.6%)		(1,182,261)

Net Assets 100.0%		$185,717,499

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
25 Ten-Year U.S. Treasury Notes	12/04	$(2,839,063)	$3,409

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 74.2%
Alaska 2.8%
Alaska Industrial Development and Export Authority Power Revenue - Snettisham Hydroelectric Project, 6.00%, Due 1/01/15 (e)	$460,000	$514,050
Northern Alaska Tobacco Securitization Corporation Tobacco Settlement Revenue:
4.50%, Due 6/01/08	255,000	254,362
5.40%, Due 6/01/08	985,000	1,008,394
5.60%, Due 6/01/09	700,000	718,375
5.60%, Due 6/01/10	300,000	308,625
6.20%, Due 6/01/22	985,000	985,000

		3,788,806
Arizona 1.9%
Phoenix, Arizona GO, 7.00%, Due 7/01/09 (h)	1,095,000	1,283,888
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	523,009	556,351
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33 (Called at $101 on 6/01/07)	750,000	737,812

		2,578,051
California 4.4%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 4.00%, Due 3/01/08	500,000	515,000
Agua Caliente Band of Cahuilla Indians Revenue, 4.00%, Due 7/01/06	1,000,000	1,001,250
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.50%, Due 6/01/19	750,000	777,188
5.625%, Due 6/01/20	2,000,000	2,072,500
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.50%, Due 3/01/08	1,000,000	1,021,250
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 5.25%, Due 6/01/27	500,000	495,625

		5,882,813
Colorado 2.9%
Black Hawk, Colorado Business Improvement District Special Assessment:
Gilpin County Project, 6.00%, Due 12/01/09	705,000	705,508
The Lodge At Black Hawk Project, 6.25%, Due 12/01/11	280,000	280,050

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Colorado EFA and Cultural Revenue - Lutheran High School Association Project, 7.00%, Due 6/01/12	$500,000	$507,500
Colorado EFA and Cultural Revenue Refunding and Improvement:
Charter School-Denver Arts School Project, 7.00%, Due 5/01/11	460,000	476,675
Denver Academy Project, 5.00%, Due 5/01/08	1,000,000	1,001,250
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project:
4.80%, Due 9/15/06	455,000	463,531
4.90%, Due 9/15/07	20,000	20,425
Southlands Metropolitan District Number 1 GO, 6.75%, Due 12/01/16	500,000	505,625

		3,960,564
Connecticut 2.0%
Connecticut Health and EFA Revenue - New Opportunities for Waterbury, Inc. Project, 6.75%, Due 7/01/13	1,115,000	1,121,355
Mashantucket Western Pequot Tribe Subordinated Special Revenue:
5.70%, Due 9/01/12	1,000,000	1,061,250
6.40%, Due 9/01/11	500,000	531,875

		2,714,480
Florida 5.3%
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 10.00%, Due 10/01/33	500,000	616,875
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	485,000	489,244
Florida State Board of Public Education GO, 6.20%, Due 5/01/06 (h)	985,000	1,035,481
Hillsborough County, Florida IDA IDR - University Community Hospital Health Facilities Project, 4.90%, Due 8/15/07	1,415,000	1,443,300
Largo, Florida Sun Coast Health System Revenue - Sun Coast Hospital Issue, 6.20%, Due 3/01/13	530,000	530,000
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 6.00%, Due 11/15/07	1,400,000	1,433,250
North Broward, Florida Hospital District Revenue Improvement, 4.70%, Due 1/15/06	595,000	603,925
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	1,000,000	1,052,500

		7,204,575
Georgia 3.8%
Atlanta, Georgia Urban Residential Finance Authority MFHR - Park Place Apartments Project, 6.00%, Due 9/01/06 (f)	370,000	340,863
Atlanta, Georgia Water and Waste Water Revenue, 5.50%, Due 11/01/11 (e)	1,000,000	1,147,500
Bibb County, Georgia Development Authority Environmental Improvement Revenue Refunding - Temple Inland, Inc. Project, 4.85%, Due 12/01/09	2,050,000	2,149,937
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	1,152,256	1,172,420
De Kalb County, Georgia Residential Care Facilities for the Elderly Authority First Lien Revenue - King’s Bridge Retirement Center, Inc. Project, 8.00%, Due 7/01/06	$290,000	$300,150

		5,110,870
Illinois 4.1%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	405,000	407,531
Aurora, Illinois Tax Increment Revenue, 4.90%, Due 12/30/11	1,450,000	1,477,188
Illinois DFA Elderly Housing Revenue Refunding - Galesburg Towers Project, 5.80%, Due 3/01/06	100,000	98,875
Illinois DFA Revenue - Community Rehab Providers Project, 5.375%, Due 7/01/09	620,000	631,625
Matteson, Illinois Tax Increment Revenue, 3.00%, Due 12/01/05	635,000	636,333
Sangamon County, Springfield, Illinois School District Number 186 GO, Zero %, Due 10/01/08 (e)	2,000,000	1,780,000
Upper Illinois River Valley Development Revenue - Morris Hospital Project, 6.05%, Due 12/01/11	500,000	543,750

		5,575,302
Indiana 0.5%
Indiana Health Facility Financing Authority Revenue - Hamilton Communities, Inc. Project, 6.00%, Due 1/01/10 (f) (g)	2,800,000	700,000
Kansas 1.0%
Manhattan, Kansas Transportation Development District Sales Tax Revenue, 4.15%, Due 8/01/15	1,240,000	1,300,450
Louisiana 3.0%
Epps, Louisiana COP, 7.25%, Due 6/01/09	870,000	884,138
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (h)	2,590,000	2,214,450
Plaquemines, Louisiana Port Harbor and Terminal District Marine Terminal Facilities Revenue Refunding - Teco Energy Project, 5.00%, Due 9/01/07:
Series A	100,000	100,500
Series D	900,000	904,500

		4,103,588
Maryland 0.8%
Tax Exempt Municipal Infrastructure Improvement Trust Revenue, 3.80%, Due 5/01/08 (e) (i)	1,000,000	1,016,250
Massachusetts 2.4%
Massachusetts Development Finance Agency Revenue - Developmental Disabilities, Inc. Project, 6.25%, Due 6/01/08	410,000	412,562
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	1,250,000	1,295,313
5.25%, Due 7/01/07	1,000,000	1,053,750
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	514,375

		3,276,000

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Missouri 3.5%
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	$895,000	$908,980
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project, 5.20%, Due 6/01/06	135,000	134,494
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	1,500,000	1,490,625
I-470 & 350 Transportation Development District Transportation Revenue, 5.20%, Due 5/01/06	375,000	380,625
Missouri Environmental Improvement and Energy Resources Authority PCR Refunding - Wyeth Corporation Project, 5.80%, Due 9/01/09	800,000	889,000
Nevada, Missouri Hospital Revenue - Nevada Regional Medical Center Project, 6.00%, Due 10/01/07	915,000	933,300

		4,737,024
Nebraska 1.4%
Nebraska Public Power District Capital Appreciation Revenue, Zero %, Due 1/01/07 (e)	2,000,000	1,905,000
Nevada 1.6%
Clark County, Nevada Improvement District Refunding, 4.10%, Due 2/01/08	630,000	635,512
Las Vegas, Nevada Paiute Tribe Revenue, 4.65%, Due 11/01/05 (e)	1,500,000	1,527,915

		2,163,427
New Hampshire 0.5%
New Hampshire Health and EFA Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	600,000	618,000
New Jersey 1.5%
New Jersey EDA Cigarette Tax Revenue:
5.00%, Due 6/15/08	500,000	537,500
5.625%, Due 6/15/17	250,000	261,563
New Jersey EDA First Mortgage Revenue Refunding - Winchester Gardens Project, 2.60%, Due 11/01/05	400,000	396,128
New Jersey Health Care Facilities Financing Authority Revenue - Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	800,000	833,680

		2,028,871
New Mexico 0.9%
Albuquerque, New Mexico Industrial Revenue Refunding - MCT Industries, Inc. Project, 3.75%, Due 4/01/10 (e)	890,000	914,475
New Mexico Educational Assistance Foundation Student Loan Revenue, 6.00%, Due 12/01/08	350,000	357,465

		1,271,940
New York 7.1%
Bethlehem, New York GO Refunding - Water System Project, 5.25%, 3/01/08 (b) (e)	475,000	498,750
Nassau County, New York Industrial Development Agency Civic Facility Revenue:
North Shore Health System Project, 5.625%, Due 11/01/10	815,000	895,481
Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	375,000	379,219
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	$1,650,000	$1,423,125
New York, New York City Industrial Development Agency Civic Facility Revenue:
Polytechnic University Project, 5.125%, Due 11/01/06	435,000	434,456
Special Needs Facilities Pooled Program Project, 3.05%, Due 7/01/09 (e)	1,000,000	983,750
New York, New York City Industrial Development Agency Special Facilities Revenue - Continental Airlines, Inc. Project, 7.25%, Due 11/01/08	185,000	185,000
Suffolk County, New York Industrial Development Agency Civic Facility Revenue:
6.50%, Due 7/01/06	205,000	207,306
6.875%, Due 7/01/10	165,000	170,363
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	275,000	275,784
5.00%, Due 6/01/10	2,000,000	2,034,620
5.00%, Due 6/01/11	1,000,000	1,043,750
United Nations Development Corporation Revenue Refunding, 4.00%, Due 7/01/07	1,035,000	1,080,281

		9,611,885
Ohio 2.4%
Athens County, Ohio Hospital Facilities Revenue Refunding - O’Bleness Memorial Hospital Project, 5.00%, Due 11/15/08	1,000,000	1,017,500
Carroll, Ohio Water and Sewer District GO, 6.25%, Due 12/01/10	880,000	938,300
Cleveland, Ohio Airport Special Revenue Refunding - Continental Airlines, Inc. Project, 5.50%, Due 12/01/08	300,000	287,625
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 5.46%, Due 10/01/37 (f) (g)	104,374	1
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.50%, Due 2/15/08	700,000	753,375
Medina County, Ohio Economic Development First Mortgage MFHR - Camelot Place, Ltd. Project, 8.10%, Due 10/01/13 (f)	240,000	242,100

		3,238,901
Oklahoma 0.9%
Citizen Potawatomi Nation Senior Obligation Tax Revenue, 4.15%, Due 9/01/06	305,000	306,525
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	825,000	861,094

		1,167,619
Pennsylvania 3.2%
Delaware County, Pennsylvania IDA Revenue Refunding - Resources Recovery Facility Project, 6.10%, Due 7/01/13	500,000	536,875
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project:
5.80%, Due 11/01/12	500,000	479,375
5.80%, Due 11/01/12 (e)	500,000	525,000
Ontelaunee Township, Pennsylvania Municipal Authority Sewer Revenue, 4.25%, Due 11/15/05	500,000	511,860

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project, 5.60%, Due 1/01/10	$750,000	$784,688
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	500,000	513,750
Susquehanna, Pennsylvania Area Regional Airport Authority Airport Facilities Revenue - AERO Harrisburg LLC Project, 5.25%, Due 1/01/09	1,035,000	1,014,300

		4,365,848
South Carolina 2.8%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue, Zero %, Due 1/01/27	1,500,000	217,500
Greenville County, South Carolina Revenue - Donaldson Industrial Air Park Project, 5.50%, Due 4/01/11	400,000	401,500
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project, 4.75%, Due 8/01/07	1,000,000	1,045,000
South Carolina Ports Authority Ports Revenue, 7.80%, Due 7/01/09 (c) (h)	1,000,000	1,145,000
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,038,750

		3,847,750
Texas 2.6%
Decatur, Texas Hospital Authority Revenue - Wise Regional Health System Project, 3.625%, Due 9/01/06	200,000	199,250
De Soto, Texas IDA IDR - Wintergreen Commercial Partnership Project, 7.00%, Due 1/01/17 (f)	1,161,536	1,074,421
Metro Health Facilities Development Corporation Revenue - Wilson N. Jones Memorial Hospital Project, 6.375%, Due 1/01/07	1,000,000	1,001,250
Tom Green County, Texas Health Facilities Development Corporation Hospital Revenue - Shannon Health System Project, 5.60%, Due 5/15/06	875,000	891,406
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	315,000	326,419

		3,492,746
Utah 0.9%
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,200,000	1,201,500
Vermont 0.8%
Vermont Educational and Health Buildings Financing Agency Revenue:
Health Care Facility-Copley Manor Project, 5.40%, Due 4/01/06 (f) (g)	455,000	318,500
Vermont Council of Developmental and Mental Health Project, 6.20%, Due 12/15/05	685,000	702,125

		1,020,625
Virgin Islands 0.8%
Virgin Islands Public Finance Authority Revenue:
6.00%, Due 10/01/06	500,000	522,500
6.00%, Due 10/01/07	500,000	532,500

		1,055,000
Virginia 1.5%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.50%, Due 1/01/14	$2,000,000	$2,054,120
Washington 2.3%
Port Longview, Washington IDC Solid Waste Disposal Revenue - Weyerhaueser Company Project, 6.875%, Due 10/01/08	1,500,000	1,672,500
Skagit County, Washington Public Hospital District Revenue Refunding, 4.00%, Due 12/01/06	1,390,000	1,410,850

		3,083,350
Wisconsin 3.8%
Badger Tobacco Asset Securitization Corporation Revenue, 5.75%, Due 6/01/12	1,000,000	1,021,250
Wisconsin Health and EFA Revenue - Beaver Dam Community Hospitals, Inc. Project:
4.25%, Due 8/15/08	300,000	298,875
4.50%, Due 8/15/09	200,000	199,250
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	855,000	878,512
Divine Savior Hospital Project, 4.80%, Due 6/01/06	25,000	25,531
Lutheran Home Project, 7.00%, Due 9/01/25	30,000	30,075
Wisconsin Health and EFA Revenue - National Regency of New Berlin, Inc. Project:
7.75%, Due 8/15/15	865,000	877,975
8.00%, Due 8/15/25	970,000	991,825
Wisconsin Health and EFA Revenue - Tomah Memorial Hospital, Inc. Project:
3.875%, Due 7/01/06	100,000	100,500
4.125%, Due 7/01/07	130,000	130,650
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	500,000	533,750

		5,088,193
Wyoming 0.8%
Teton County, Wyoming Hospital District Hospital Revenue - St. Johns Medical Center Project, 5.25%, Due 12/01/07	1,050,000	1,085,437

Total Municipal Bonds (Cost $101,122,813)		100,248,985

Variable Rate Municipal Bonds 8.5%
Alabama 2.2%
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 4.35%, Due 11/15/28 (Mandatory Put at $100 on 7/01/06)	2,900,000	2,932,393
California 1.2%
ABAG Finance Authority for Nonprofit Corporations MFHR Refunding - Archstone Redwood Project, 5.30%, Due 10/01/08	350,000	372,750
California Statewide Communities Development Authority Development Revenue Refunding - Irvine Apartment Communities Project, 5.25%, Due 5/15/25 (Mandatory Put at $100 on 5/15/13)	675,000	708,750

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Fullerton, California Redevelopment Agency COP - Southern California College of Optometry, 5.00%, Due 4/01/34 (Mandatory Put at $100 on 4/01/07) (e)	$500,000	$529,375

		1,610,875
Illinois 0.7%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	660,000	640,200
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	310,000	323,175

		963,375
Kansas 0.8%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07)	1,000,000	1,047,500
Massachusetts 0.8%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (e)	1,015,000	1,050,525
Michigan 0.4%
Michigan Strategic Fund Solid Waste Disposal Revenue - Waste Management, Inc. Project, 4.20%, Due 12/01/12 (Mandatory Put at $100 on 12/01/05)	550,000	556,936
Ohio 0.0%
Cuyahoga County, Ohio MFHR Refunding - Parklane Apartments Project, 6.00%, Due 10/01/37 (Rate Reset Effective 1/01/09) (f)	60,158	40,381
Texas 1.0%
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,250,000	1,300,000
West Virginia 0.7%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	1,000,000	1,001,250
Multiple States 0.7%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	1,000,000	1,008,750

Total Variable Rate Municipal Bonds (Cost $11,397,289)		11,511,985

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	1,800,000	11,700

Total Swap Options Purchased (Cost $37,440)		11,700

Short-Term Investments (a) 19.6%
Municipal Bonds 7.6%
Alaska 0.3%
Juneau, Alaska City and Borough Nonrecourse Revenue - St. Ann’s Care Center Project, 5.875%, Due 12/01/04	$450,000	$450,225
Colorado 0.1%
Colorado Health Facilities Authority Hospital Revenue - Steamboat Springs Health Care Association Project, 4.70%, Due 9/15/05	85,000	85,795
District of Columbia 0.2%
District of Columbia Revenue - Methodist Home Issue Project, 4.80%, Due 1/01/05	265,000	265,127
Illinois 0.4%
Matteson, Illinois Tax Increment Revenue, 3.00%, Due 12/01/04	580,000	580,325
Iowa 0.4%
Iowa Higher Education Loan Authority RAN, 4.125%, Due 5/24/05	500,000	502,800
Kansas 1.2%
Kansas Independent College Finance Authority RAN - Ottawa University Project, 3.90%, Due 5/02/05	1,600,000	1,602,432
Kentucky 0.1%
Kenton County, Kentucky Airport Board Special Facilities Revenue - Mesaba Aviation, Inc. Project, 6.00%, Due 7/01/05	220,000	218,563
Maine 0.4%
Baileyville, Maine PCR - Georgia-Pacific Corporation Project, 4.75%, Due 6/01/05	500,000	502,160
Maryland 0.6%
Northeast Maryland Waste Disposal Authority Solid Waste Revenue - Montgomery County Resource Recovery Project, 5.90%, Due 7/01/05	765,000	782,886
Massachusetts 1.1%
Montachusett, Massachusetts Regional Transit Authority RAN, 3.00%, Due 6/17/05	1,500,000	1,501,650
Michigan 0.4%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 4.80%, Due 7/01/05	615,000	616,113
Missouri 0.2%
Ellisville, Missouri IDA IDR Refunding - Gambrill Gardens Project, 5.10%, Due 6/01/05	125,000	124,875
I-470 & 350 Transportation Development District Transportation Revenue, 5.00%, Due 5/01/05	100,000	100,548

		225,423

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Hampshire 0.1%
New Hampshire Higher Educational and Health Facilities Authority Revenue - New England College Project, 5.375%, Due 3/01/05	$190,000	$190,264
New York 1.4%
Babylon, New York BAN, 2.50%, Due 1/07/05	1,500,000	1,501,035
Nassau County, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Program Project, 5.60%, Due 7/01/05	65,000	65,246
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	285,000	286,077

		1,852,358
Oklahoma 0.2%
Citizen Potawatomi Nation Senior Obligation Tax Revenue, 3.40%, Due 9/01/05	240,000	239,635
Texas 0.1%
Decatur, Texas Hospital Authority Revenue - Wise Regional Health System Project, 3.375%, Due 9/01/05	145,000	144,372
Virginia 0.3%
Southeastern Virginia Public Service Authority Revenue, 4.40%, Due 7/01/05	380,000	384,868
Wisconsin 0.1%
Wisconsin Health and EFA Revenue - Tomah Memorial Hospital, Inc. Project, 3.25%, Due 7/01/05	100,000	100,192

Total Municipal Bonds		10,245,188
Variable Rate Municipal Bonds 9.5%
Alabama 1.5%
Jefferson County, Alabama Sewer Revenue - Refunding, 1.65%, Due 2/01/42 (Putable at $100 and Rate Reset Effective 11/24/04)	2,000,000	2,000,000
Arizona 1.3%
Maricopa County, Arizona Pollution Control Corporation PCR Refunding:
Arizona Public Service Company Project, 1.875%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	750,000	748,508
El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	1,000,000	1,027,360

		1,775,868
California 1.1%
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	1,500,000	1,500,000
Georgia 0.2%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project, 1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04)	200,000	200,000
Iowa 0.5%
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.625%, Due 7/01/28 (Putable at $100 and Rate Reset Effective on 7/01/05; Subject to Remarketing) (f)	$750,000	$732,075
Minnesota 0.7%
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Special Facilities Revenue - Northwest Airlines Project, 6.50%, Due 4/01/25 (Mandatory Put at $100 on 4/01/05)	1,000,000	980,380
Missouri 0.1%
Missouri Health and EFA Facilities Revenue - Mercy Health System Project, 1.67%, Due 6/01/31 (Putable at $100 and Rate Reset Effective 12/01/04) (e)	200,000	200,000
New Hampshire 0.4%
New Hampshire IDA Revenue - International Paper Project, 3.00%, Due 10/15/06 (Putable at $100 on 10/15/05)	500,000	500,000
Ohio 1.1%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05; Subject to Remarketing) (f)	1,050,000	997,500
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	500,000	499,055

		1,496,555
Oregon 0.4%
Gilliam County, Oregon Solid Waste Disposal Revenue - Waste Management Project, 2.50%, Due 7/01/29 (Mandatory Put at $100 on 5/01/05)	500,000	498,755
South Carolina 0.7%
York County, South Carolina PCR, 1.79%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/24/04)	1,000,000	1,000,000
Multiple States 1.5%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	2,000,000	2,005,740

Total Variable Rate Municipal Bonds		12,889,373
Municipal Money Market Funds 2.5%
Multiple States
Strong Tax-Free Money Fund (d)	3,350,000	3,350,000

Total Short-Term Investments (Cost $26,159,764)		26,484,561

Total Investments in Securities (Cost $138,717,306) 102.3%		138,257,231
Other Assets and Liabilities, Net (2.3%)		(3,101,181)

Net Assets 100.0%		$135,156,050

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)

SWAPS

Open Swap contracts at October 31, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection* (expires 12/20/06)	1,000,000	0.48%	$1,000,000	$(4,779)

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG MINNESOTA TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 94.0%
Minnesota 92.0%
Aitkin County, Minnesota COP, 5.80%, Due 2/01/08	$20,000	$21,275
Bloomington, Minnesota Independent School District Number 271 GO:
5.00%, Due 2/01/15	50,000	53,875
5.00%, Due 2/01/18	100,000	105,875
Brainerd, Minnesota Independent School District Number 181, 5.375%, Due 2/01/18 (e)	105,000	117,994
Burnsville, Minnesota Hospital System Revenue - Fairview Community Hospitals Project, Zero %, Due 5/01/12 (h)	230,000	150,650
Carver County, Minnesota Housing and Redevelopment Authority MFHR - Lake Grace Apartments Project, 6.00%, Due 7/01/28	80,000	81,900
Chaska, Minnesota Independent School District Number 112 GO Refunding, 5.00%, Due 2/01/16	100,000	106,375
Clay County, Minnesota Housing and Redevelopment Authority Lease Revenue Refunding, 5.15%, Due 2/01/13	25,000	25,969
Dakota County, Minnesota Community Development Agency Governmental Housing GO - Apple Valley and Lakeville Senior Housing Project, 5.30%, Due 1/01/09	50,000	53,125
Dakota County, Minnesota GO, 5.00%, Due 2/01/11	50,000	55,438
Elk River, Minnesota Independent School District Number 728 GO, 5.375%, Due 2/01/17	60,000	64,200
Hastings, Minnesota Health Care Facility Revenue - Regina Medical Center, 4.80%, Due 9/15/10 (e)	55,000	57,475
Hennepin County, Minnesota GO, 5.00%, Due 12/01/20	20,000	21,325
Hopkins, Minnesota Housing and Redevelopment Authority Public Facility Lease Revenue - Police Station Improvements Project, 4.05%, Due 2/01/20	15,000	14,887
Lakeville, Minnesota Independent School District Number 194 GO Refunding, 5.00%, Due 2/01/14 (e)	50,000	55,438
Marshall, Minnesota Medical Center Gross Revenue - Weiner Memorial Medical Center Project, 6.00%, Due 11/01/28	100,000	105,125
Minneapolis and St. Paul, Minnesota Housing and Redevelopment Authority Health Care System Revenue:
Healthpartners Obligation Group Project, 5.875%, Due 12/01/29	$100,000	$103,375
Healthspan Health System Project, 4.75%, Due 11/15/18 (e)	45,000	46,062
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue (e):
5.00%, Due 1/01/22	50,000	51,812
5.125%, Due 1/01/25	20,000	20,725
Minneapolis, Minnesota Art Center Facilities Revenue - Walker Art Center Project, 5.125%, Due 7/01/21	165,000	174,694
Minneapolis, Minnesota GO:
4.60%, Due 12/01/12	25,000	26,281
5.00%, Due 12/01/22	20,000	21,200
Minneapolis, Minnesota Health Care System Revenue, 5.75%, Due 11/15/32	25,000	26,531
Minneapolis, Minnesota Hospital Revenue (h):
Children’s Health Center Project, 7.00%, Due 8/01/13	35,000	43,225
St. Mary’s Hospital and Rehabilitation Project, 10.00%, Due 6/01/13	10,000	13,075
Minneapolis, Minnesota New Public Housing Authority Revenue:
5.00%, Due 4/01/10	125,000	134,063
5.25%, Due 9/01/12	15,000	16,087
Minneapolis, Minnesota Special School District Number 1 COP, 5.00%, Due 2/01/09 (e)	15,000	16,481
Minnesota Agricultural and Economic Development Board EDR - Evangelical Lutheran Project:
6.00%, Due 2/01/22	80,000	85,100
6.625%, Due 8/01/25	25,000	26,938
Minnesota GO:
5.00%, Due 10/01/12	50,000	55,750
5.00%, Due 10/01/14	30,000	33,150
5.25%, Due 8/01/15	50,000	54,750
Minnesota Higher EFA Revenue:
Gustavus Adolphus College Project, 4.75%, Due 10/01/10	25,000	26,594
Hamline University Project, 5.65%, Due 10/01/07	50,000	53,188
St. John’s University Project, 5.00%, Due 10/01/16	150,000	161,062
Minnesota Housing Finance Agency SFMR, 5.90%, Due 7/01/25	5,000	5,106
Minnesota Public Facilities Authority Water PCR:
5.00%, Due 3/01/09	25,000	26,594
5.00%, Due 3/01/16	50,000	54,062
5.25%, Due 3/01/17	50,000	54,500
Monticello - Big Lake, Minnesota Community Hospital District Gross Revenue, 5.75%, Due 12/01/19 (e)	150,000	165,750
Osseo, Minnesota Independent School District Number 279 GO Refunding:
4.10%, Due 2/01/12	20,000	21,000
4.75%, Due 2/01/19 (e)	25,000	26,313
5.00%, Due 2/01/10	35,000	38,544
Owatonna, Minnesota Public Utilities Commission Public Utilities Revenue Refunding, 5.00%, Due 1/01/15 (e)	150,000	165,937

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MINNESOTA TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Ramsey County, Minnesota GO, 5.25%, Due 2/01/12	$100,000	$112,125
Rochester, Minnesota Health Care Facilities Revenue - Mayo Medical Center Project, 5.875%, Due 11/15/08	20,000	22,700
Roseville, Minnesota Independent School District Number 623 GO, 5.00%, Due 2/01/17 (e)	100,000	108,125
St. Cloud, Minnesota Housing and Redevelopment Authority In and For Revenue - State University Foundation Project, 4.25%, Due 5/01/12	20,000	21,300
St. Paul, Minnesota Housing and Redevelopment Authority MFHR Refunding - Wellington Project, 5.10%, Due 2/01/24 (e)	20,000	20,625
St. Paul, Minnesota Independent School District Number 625 GO, 5.375%, Due 2/01/12 (e)	50,000	55,062
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project:
7.375%, Due 8/01/29	30,000	30,263
8.05%, Due 8/01/21 (Pre-Refunded to $100 on 8/01/08)	20,000	24,100
St. Paul, Minnesota Port Authority IDR (h):
7.10%, Due 11/01/06	10,000	11,000
7.10%, Due 7/01/08	10,000	11,700
St. Paul, Minnesota Port Authority Lease Revenue, 5.25%, Due 12/01/27	20,000	21,175
Sartell, Minnesota Independent School District Number 748 GO, 4.75%, Due 2/01/12 (e)	20,000	21,800
Southeastern Minnesota Multi-County Housing and Redevelopment Authority Revenue Refunding - Lake City Project, 4.25%, Due 8/01/21 (b) (e)	160,000	158,800
Southern Minnesota Municipal Power Agency Power Supply System Revenue:
5.00%, Due 1/01/06 (h)	25,000	25,875
5.25%, Due 1/01/15 (e)	50,000	56,938
Steele County, Minnesota Health Care Facilities Revenue - Elderly Housing Project, 6.625%, Due 6/01/20	125,000	138,281
Stillwater, Minnesota Independent School District Number 834 GO, 5.00%, Due 2/01/09	10,000	10,950
University of Minnesota University Hospital and Clinics Revenue, 6.75%, Due 12/01/16 (h)	95,000	118,512
Washington County, Minnesota Housing and Redevelopment Authority Government Revenue - Briar Pond Project:
4.60%, Due 2/20/06 (e)	25,000	25,313
5.55%, Due 8/20/28	25,000	25,812
Wayzata, Minnesota Independent School District Number 284 GO Refunding, 5.00%, Due 2/01/11	25,000	27,063
Western Minnesota Municipal Power Agency Minnesota Power Supply Revenue:
5.50%, Due 1/01/12 (e)	45,000	47,644
6.375%, Due 1/01/16 (h)	25,000	29,281
6.625%, Due 1/01/16 (h)	70,000	86,362
9.75%, Due 1/01/16 (e) (h)	185,000	277,500
Western Minnesota Municipal Power Agency Minnesota Transmission Revenue, 5.50%, Due 1/01/13 (e)	75,000	84,938
Willmar, Minnesota GO - Rice Memorial Hospital Project, 5.00%, Due 2/01/19 (e)	40,000	43,300
Windom, Minnesota Independent School District Number 177 GO, 4.60%, Due 2/01/15	$20,000	$20,800

		4,476,219
Puerto Rico 2.0%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	35,000	40,644
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.25%, Due 7/01/10 (e)	5,000	5,631
Puerto Rico Electric Power Authority Revenue Refunding (e):
5.00%, Due 7/01/16	20,000	22,725
5.25%, Due 7/01/22	25,000	27,187

		96,187

Total Municipal Bonds (Cost $4,458,586)		4,572,406

Short-Term Investments (a) 8.1%
Municipal Bonds 0.6%
Minnesota
Moorhead, Minnesota New Public Housing Authority Revenue, 4.875%, Due 5/01/05	10,000	10,159
Southern Minnesota Municipal Power Agency Power Supply System Revenue, 5.70%, Due 1/01/05 (h)	20,000	20,127

Total Municipal Bonds		30,286
Variable Rate Municipal Bonds 7.5%
Minnesota
Burnsville, Minnesota Housing Revenue - Provence LLC Project, 2.00%, Due 1/01/45 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	50,000	50,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 2.05%, Due 11/01/26 (Putable at $100 and Rate Reset Effective 11/08/04)	240,000	240,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project, 1.92%, Due 7/01/21 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	30,000	30,000
Minneapolis and St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue, 1.81%, Due 1/01/25 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	45,000	45,000

Total Variable Rate Municipal Bonds		365,000

Total Short-Term Investments (Cost $395,135)		395,286

Total Investments in Securities (Cost $4,853,721) 102.1%		4,967,692
Other Assets and Liabilities, Net (2.1%)		(101,198)

Net Assets 100.0%		$4,866,494

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	—	$—
Options written during the year	4	3,063
Options closed	(4)	(3,063)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	$—

STRONG SHORT-TERM MUNICIPAL BOND FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 57.0%
Alabama 0.8%
Choctaw County, Alabama Revenue, 3.625%, Due 3/01/09 (e)	$2,825,000	$2,860,313
Mobile, Alabama GO, 6.20%, Due 2/15/07 (h)	1,000,000	1,082,500

		3,942,813
Alaska 0.9%
Northern Tobacco Securitization Corporation Tobacco Settlement Revenue:
5.40%, Due 6/01/08	2,500,000	2,559,375
5.60%, Due 6/01/09	600,000	615,750
5.60%, Due 6/01/10	1,375,000	1,414,531

		4,589,656
Arizona 1.0%
White Mountain Apache Tribe Fort Apache Indian Reservation Revenue - Fort Apache Timber Company Project, 6.25%, Due 3/05/12 (f)	3,216,911	3,421,989
Yavapai County, Arizona IDA IDR - Citizens Utilities Company Project, 5.45%, Due 6/01/33 (Called at $101 on 6/01/07)	1,350,000	1,328,062

		4,750,051
California 3.4%
California Department of Water Resources Power Supply Revenue, 5.50%, Due 5/01/07	250,000	269,688
California GO, 6.50%, Due 11/01/07	300,000	336,375
Commerce, California Joint Powers Financing Authority Revenue - Redevelopment Projects, 5.00%, Due 8/01/09 (e):
Series A	710,000	778,337
Series C	220,000	241,175
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.375%, Due 6/01/17	1,365,000	1,416,187
5.50%, Due 6/01/18	1,500,000	1,558,125
5.625%, Due 6/01/20	7,000,000	7,253,750
Pasadena, California Revenue - Huntington Memorial Hospital Project:
4.50%, Due 12/19/06	3,118,115	3,168,784
5.27%, Due 12/19/06	280,211	281,926
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue:
5.00%, Due 3/01/06	680,000	686,800
5.50%, Due 3/01/08	650,000	663,813

		16,654,960
Colorado 1.5%
Colorado EFA and Cultural Revenue - Lutheran High School Association Project, 7.00%, Due 6/01/12	770,000	781,550
Colorado EFA and Cultural Revenue Refunding and Improvement - Denver Academy Project, 5.00%, Due 5/01/08	1,125,000	1,126,406
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project, 5.50%, Due 9/01/06	205,000	214,737
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (e)	2,670,000	2,790,150
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project (e):
3.50%, Due 5/15/07	830,000	846,600
4.00%, Due 5/15/09	835,000	860,050
Highlands Ranch, Colorado Metropolitan District Number 3 GO, 5.00%, Due 12/01/06 (e)	580,000	608,275

		7,227,768
Connecticut 0.6%
Mashantucket Western Pequot Tribe Subordinated Special Revenue, 5.70%, Due 9/01/12	$1,400,000	$1,485,750
Mohegan Tribe Indians Gaming Authority Public Improvement Revenue, 5.50%, Due 1/01/06	1,630,000	1,664,638

		3,150,388
District of Columbia 0.1%
District of Columbia Tobacco Settlement Financing Corporation Revenue, 5.375%, Due 5/15/10	500,000	506,250
Florida 4.3%
Brevard County, Florida HFA Homeowner Mortgage Revenue Refunding, 6.50%, Due 9/01/22 (e)	290,000	294,266
Brooks of Bonita Springs Community Development District Capital Improvement Revenue, 6.20%, Due 5/01/19	2,500,000	2,584,375
Broward County, Florida Resource Recovery Revenue Refunding - Wheelabrator South Broward Project, 5.00%, Due 12/01/07	1,255,000	1,350,694
Capital Trust Agency Revenue - Seminole Tribe Convention Project, 8.95%, Due 10/01/33	1,500,000	1,771,875
Dade County, Florida Health Facilities Authority Hospital Revenue - Miami Children’s Hospital Project, 5.00%, 8/01/23 (Pre-Refunded to $100 on 2/01/10)	1,300,000	1,417,000
Duval County, Florida HFA MFHR - Lindsay Terrace Apartments Project, 5.00%, Due 1/01/12 (e)	1,440,000	1,528,200
Escambia County, Florida HFA SFMR Refunding - Multi County Project, 6.95%, Due 4/01/24 (e)	1,920,000	2,052,000
Fiddlers Creek Community Development District Special Assessment Revenue, 5.80%, Due 5/01/21	1,255,000	1,265,981
Florida State Board of Public Education GO, 6.20%, Due 5/01/06 (h)	1,500,000	1,576,875
Hillsborough County, Florida HFA MFHR - Oaks at Riverview Project, 2.125%, Due 1/01/07	2,500,000	2,487,500
Hillsborough County, Florida IDA Hospital Revenue Refunding - Tampa General Hospital Project:
5.00%, Due 10/01/07	1,000,000	1,060,000
5.00%, Due 10/01/08	750,000	799,687
Manatee County, Florida HFA SFMR Refunding, 6.50%, Due 11/01/23 (e)	490,000	523,075
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.75%, Due 11/15/06	1,500,000	1,524,375
Ocean Highway and Port Authority Solid Waste PCR Refunding - Stone Container Corporation Project, 6.50%, Due 11/01/06	305,000	321,013
Volusia County, Florida EFA Revenue Refunding - Embry-Riddle Aeronautical Project, 2.50%, Due 10/15/06 (e)	745,000	745,931

		21,302,847
Georgia 1.0%
Dalton, Georgia School District Lease Revenue, 4.20%, Due 8/01/13 (f)	3,110,489	3,164,922

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Gainesville, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	$993,584	$1,010,972
Putnam County, Georgia School District Lease Revenue, 4.20%, Due 3/01/13 (f)	585,846	596,098

		4,771,992
Illinois 3.2%
Alton, Illinois Hospital Facility Revenue Refunding - St. Anthony’s Health Center Project, 5.50%, Due 9/01/06	435,000	437,719
Aurora, Illinois Tax Increment Revenue, 4.90%, Due 12/30/11	2,600,000	2,648,750
Champaign County, Illinois Community Unit Urbana School District Number 116 GO, Zero %, Due 1/01/14 (Pre-Refunded to $79.773 on 1/01/10) (e)	1,400,000	952,000
Chicago, Illinois Transit Authority Capital Revenue, 4.25%, Due 6/01/08 (e)	5,910,000	6,004,796
Godley, Illinois Park District GO, 3.65%, Due 12/01/05	340,000	344,818
Illinois DFA Revenue - Community Rehabilitation Providers Facilities Project, 4.90%, Due 7/01/07	145,000	144,819
Illinois Health Facilities Authority Revenue - Memorial Medical Center Systems Project, 5.25%, Due 10/01/09 (e)	625,000	689,062
Illinois Health Facilities Authority Revenue Refunding - Advocate Health Care Project, 5.30%, Due 8/15/07	630,000	676,463
Mc Henry and Kane Counties, Illinois Community Consolidated School District Number 158 Capital Appreciation GO - School Building Project, Zero %, Due 1/01/09 (e)	2,000,000	1,762,500
University of Illinois COP - Utility Infrastructure Projects, 5.00%, Due 8/15/09 (e)	1,740,000	1,920,525

		15,581,452
Iowa 0.2%
Tobacco Settlement Authority of Iowa Tobacco Settlement Revenue, 5.50%, Due 6/01/11	785,000	795,794
Louisiana 1.3%
Calcasieu Parish, Louisiana IDB PCR Refunding - Entergy Gulf States, Inc. Project, 5.45%, Due 7/01/10	950,000	964,193
Epps, Louisiana COP, 7.25%, Due 6/01/09	2,050,000	2,083,312
Orleans Parish, Louisiana School Board Compound Interest GO, Zero %, Due 2/01/08 (e) (h)	4,000,000	3,420,000

		6,467,505
Maryland 0.9%
Tax Exempt Municipal Infrastructure Improvement Trust Revenue (i):
3.80%, Due 5/01/08 (e)	3,000,000	3,048,750
4.05%, Due 11/01/08	1,500,000	1,500,000

		4,548,750
Massachusetts 1.8%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	1,500,000	1,554,375
5.25%, Due 7/01/07	2,510,000	2,644,913
5.875%, Due 7/01/08	750,000	811,875
Massachusetts Health and EFA Revenue - Eye and Ear Infirmary Project, 5.25%, Due 7/01/09 (e)	$75,000	$826,344
Massachusetts Industrial Finance Agency Water Treatment Revenue - Massachusetts-American Hingham Project, 6.25%, Due 12/01/10	2,980,000	3,160,350

		8,997,857
Michigan 0.6%
Wayne Charter County, Michigan Airport Revenue - Detroit Metropolitan Wayne County Project, 5.50%, Due 12/01/08 (e)	2,500,000	2,750,000
Minnesota 1.1%
Minnesota COP, 3.50%, Due 6/30/07	1,878,626	1,892,002
Minnesota GO - Duluth Airport Lease Revenue Project, 6.25%, Due 8/01/14	500,000	515,870
Minnesota Higher EFA Revenue - Hamline University Project, 5.65%, Due 10/01/07	125,000	132,969
St. Paul, Minnesota Housing and Redevelopment Authority Parking Revenue - Allina Health System Gold Ramp Project, 4.95%, Due 3/01/06	2,000,000	2,057,500
St. Paul, Minnesota Port Authority Hotel Facility Revenue - Radisson Kellogg Project, 7.375%, Due 8/01/29	620,000	625,425

		5,223,766
Mississippi 0.2%
Alcorn County, Corinth, Mississippi Hospital Revenue Refunding - Magnolia Regional Health Center Project, 5.75%, Due 10/01/13 (e)	1,000,000	1,050,680
Missouri 3.1%
Boone County, Missouri Hospital Revenue - Boone Hospital Center Project, 4.375%, Due 8/01/14	650,000	669,500
Chesterfield, Missouri Tax Increment Revenue Refunding and Improvement - Chesterfield Valley Project, 4.50%, Due 4/15/16	3,195,000	3,244,906
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project, 3.875%, Due 8/01/18	5,500,000	5,465,625
Missouri Health and EFA School District Advance Funding Program - St. Louis School District Project, 3.25%, Due 11/14/05	5,000,000	5,058,105
Springfield, Missouri Land Clearance Redevelopment Authority Industrial Revenue Refunding - University Plaza Project, 6.30%, Due 10/01/06	775,000	775,232

		15,213,368
Montana 0.7%
Billings, Montana Tax Incremental Urban Renewal Refunding:
2.96%, Due 3/01/06	1,260,000	1,258,425
3.38%, Due 3/01/07	1,300,000	1,303,250
3.80%, Due 3/01/08	995,000	1,002,463

		3,564,138
New Hampshire 0.4%
New Hampshire Health and EFA Revenue - Southern New Hampshire Medical Center Project:
3.00%, Due 10/01/06	490,000	494,900
4.00%, Due 10/01/07	1,420,000	1,480,350

		1,975,250

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
New Jersey 1.4%
New Jersey EDA Cigarette Tax Revenue:
5.00%, Due 6/15/08	$600,000	$645,000
5.625%, Due 6/15/17	750,000	784,687
5.625%, Due 6/15/18	910,000	957,775
New Jersey Health Care Facilities Financing Authority Revenue:
Jersey City Medical Center Project, 4.80%, Due 8/01/21 (e)	1,500,000	1,575,000
Raritan Bay Medical Center Project, 7.25%, Due 7/01/14	850,000	885,785
Tobacco Settlement Financing Corporation Revenue, 4.375%, Due 6/01/19	1,500,000	1,492,500
Union County, New Jersey Industrial PCFA PCR Refunding - Wyeth Project, 5.80%, Due 9/01/09	500,000	550,625

		6,891,372
New Mexico 0.1%
New Mexico Educational Assistance Foundation Student Revenue Refunding, 7.05%, Due 3/01/10	360,000	371,966
New York 6.3%
Bethlehem, New York GO Refunding - Water System Project (b) (e):
5.00%, 3/01/07	455,000	470,925
5.25%, 3/01/09	500,000	525,625
Dutchess County, New York Resource Recovery Agency Solid Waste System Revenue, 5.00%, Due 1/01/10 (e)	2,685,000	2,846,100
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project, Zero %, Due 6/01/08	4,600,000	3,967,500
New York, New York GO:
6.125%, Due 8/01/06	220,000	234,300
8.25%, Due 6/01/06	700,000	766,500
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Program Project, 6.50%, Due 7/01/06	1,200,000	1,213,500
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/07	7,500,000	7,978,125
5.00%, Due 6/01/09	1,230,000	1,233,506
5.00%, Due 6/01/10	4,500,000	4,577,895
5.00%, Due 6/01/11	6,890,000	7,191,437

		31,005,413
North Carolina 0.6%
North Carolina Eastern Municipal Power Agency Power System Revenue, 6.00%, Due 1/01/09	2,000,000	2,150,000
North Carolina Eastern Municipal Power Agency Power System Revenue Refunding, 6.00%, Due 1/01/06 (e)	790,000	821,600
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue, 7.25%, Due 1/01/07	115,000	126,069

		3,097,669
Ohio 0.8%
Beavercreek, Ohio City School District TAN, 4.00%, Due 12/01/05	2,070,000	2,094,612
Franklin County, Ohio EDR Refunding - Capitol South Community Urban Program, 4.85%, Due 6/01/06	1,330,000	1,373,225
Montgomery County, Ohio Hospital Facilities Revenue - Kettering Medical Center Project, 6.00%, Due 4/01/08	$500,000	$548,750

		4,016,587
Oklahoma 1.0%
Kingfisher, Oklahoma Revenue - Kingfisher Public Schools Project, 4.10%, Due 9/01/09	1,000,000	1,022,500
Okarche, Oklahoma EDA Educational Facilities Lease Revenue - Chickasha Public Schools Project, 4.50%, Due 9/01/08	2,005,000	2,097,731
Oklahoma DFA Revenue - Comanche County Hospital Project, 5.35%, Due 7/01/08	450,000	469,688
Pottawatomie County, Oklahoma Facilities Authority Educational Facilities Lease Revenue - Harrah Public Schools Project, 3.35%, Due 9/01/08	1,120,000	1,125,600

		4,715,519
Pennsylvania 4.4%
Allegheny County, Pennsylvania Airport Revenue Refunding - Pittsburgh International Airport, 5.75%, Due 1/01/07 (e)	1,515,000	1,611,581
Delaware County, Pennsylvania IDA Revenue Refunding - American Ref-Fuel Corporation Resources Recovery Facility Project, 6.10%, Due 7/01/13	1,475,000	1,583,781
Grove City, Pennsylvania Area Hospital Authority - United Community Hospital Project, 4.75%, Due 7/01/06	660,000	671,550
Pennsylvania EDFA Revenue - Northwestern Human Services Project, 4.875%, Due 6/01/08 (e)	3,295,000	3,500,937
Pennsylvania Higher EFA Health Services Revenue - University of Pennsylvania Project:
5.60%, Due 1/01/10	4,000,000	4,170,000
6.00%, Due 1/01/06	1,750,000	1,822,188
Pennsylvania Higher EFA Revenue - Independent Colleges and Universities of Pennsylvania Project, 5.00%, Due 11/01/11	2,080,000	2,137,200
Philadelphia, Pennsylvania Authority for Industrial Development Airport Revenue - Philadelphia Airport System Project, 5.00%, Due 7/01/08 (e)	3,885,000	4,181,231
Philadelphia, Pennsylvania Hospitals - Jeanes Health System Project, 6.60%, Due 7/01/10	1,715,000	1,862,919

		21,541,387
Puerto Rico 0.6%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue, 5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	440,000	488,400
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/07	300,000	315,000
5.00%, Due 2/01/08	925,000	980,500
5.00%, Due 12/01/08	390,000	416,812
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project:
4.50%, Due 12/01/05	340,000	346,596
4.50%, Due 12/01/06	355,000	367,869

		2,915,177

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
South Carolina 0.9%
Connector 2000 Association, Inc. Senior Capital Appreciation Toll Road Revenue - Greenville, South Carolina Southern Connector Project, Zero %, Due 1/01/28	$2,835,000	$375,638
South Carolina Jobs EDA Hospital Facilities Revenue Refunding - Palmetto Health Alliance Project:
4.50%, Due 8/01/06	235,000	240,875
5.00%, Due 8/01/08	760,000	801,800
South Carolina Ports Authority Ports Revenue (h):
7.70%, Due 7/01/06	1,205,000	1,314,956
7.80%, Due 7/01/09	1,255,000	1,436,975

		4,170,244
South Dakota 0.3%
South Dakota EDFA EDR - Angus Project:
4.25%, Due 4/01/08	225,000	234,281
4.50%, Due 4/01/09	260,000	272,675
South Dakota EDFA EDR - McEleeg Project, 4.375%, Due 4/01/11	730,000	743,687
South Dakota Health and EFA Revenue - Sioux Valley Hospital and Health System Project, 5.00%, Due 11/01/05	345,000	354,450

		1,605,093
Tennessee 0.8%
Citizens Gas Utility District Gas Revenue Refunding, 5.15%, Due 1/01/09 (e) (h)	335,000	340,105
Knox County, Tennessee Health, Educational and Housing Facilities Revenue Refunding - Catholic Healthcare Project, 4.50%, Due 10/01/06	895,000	928,563
Shelby County, Tennessee Health, Educational, and Housing Facilities Board Revenue - Baptist Memorial Healthcare Project, 5.00%, Due 9/01/07	2,500,000	2,662,500

		3,931,168
Texas 4.1%
Anson, Texas Education Facilities Corporation Student Housing Revenue - University of Texas - Waterview Park Project, 4.00%, Due 1/01/08 (e)	630,000	647,325
Austin, Texas Utility System Revenue Refunding, 5.375%, Due 11/15/05	1,110,000	1,123,331
Bexar County, Texas Revenue - Venue Project, 5.75%, Due 8/15/22 (e)	9,000,000	9,855,000
Falcons Lair, Texas Utility and Reclamation District COP, 7.10%, Due 10/15/06 (f) (g)	5,855,000	1,463,750
Gateway Public Facility Corporation MFHR - Stonegate Villas Apartments Project, 3.875%, Due 1/01/10 (e)	970,000	991,825
Houston, Texas Airport System Special Facilities Revenue - People Mover Project, 5.375%, Due 7/15/09 (e)	2,695,000	2,883,650
Odessa, Texas Housing Authority MFMR - Section 8 Assisted Project, 6.375%, Due 10/01/11	2,455,000	2,430,450
San Angelo, Texas Independent School District GO Refunding, Zero %, Due 2/15/06 (e)	100,000	97,000
Weslaco, Texas Health Facilities Development Corporation Hospital Revenue - Knapp Medical Center Project, 5.00%, Due 6/01/07	530,000	549,212

		20,041,543
Utah 0.7%
Davis County, Utah School District Lease Purchase Revenue, 3.00%, Due 9/07/08	$2,040,035	$2,040,035
Mountain Regional Water Improvement District Number 2002-1 Special Service Assessment, 6.25%, Due 12/01/08	1,300,000	1,301,625

		3,341,660
Virgin Islands 1.2%
Virgin Islands Public Finance Authority Revenue:
5.50%, Due 10/01/06 (e)	3,315,000	3,493,181
6.00%, Due 10/01/06	1,000,000	1,045,000
6.00%, Due 10/01/07	1,250,000	1,331,250

		5,869,431
Virginia 0.9%
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project, 7.50%, Due 1/01/14	4,500,000	4,621,770
Washington 0.5%
Snohomish County, Washington Public Hospital District Number 3 GO, 6.00%, Due 6/01/10	205,000	218,069
Tobacco Settlement Authority of Washington Tobacco Settlement Revenue, 5.00%, Due 6/01/08	1,350,000	1,363,500
Walla Walla, Washington Housing Authority Revenue - Wilbur Manor Project, 6.25%, Due 12/01/11	1,015,000	1,008,656

		2,590,225
West Virginia 0.5%
Ohio County, West Virginia Building Commission Revenue - Ohio Valley Medical Center Project, 7.00%, Due 10/01/10 (h)	360,000	414,000
Weirton, West Virginia Municipal Hospital Building Commission Revenue - Weirton Medical Center Project, 4.50%, Due 12/01/05	1,045,000	1,058,031
West Virginia Public Energy Authority Energy Revenue - Morgantown Associates Project, 5.05%, Due 7/01/08 (e)	1,170,000	1,203,638

		2,675,669
Wisconsin 4.8%
Badger Tobacco Asset Securitization Corporation Revenue:
5.00%, Due 6/01/08	300,000	303,000
5.00%, Due 6/01/09	605,000	607,269
5.50%, Due 6/01/10	2,260,000	2,302,375
5.75%, Due 6/01/11	70,000	71,925
5.75%, Due 6/01/12	2,000,000	2,042,500
Forest County, Wisconsin Potawatomie Community General Credit Revenue Refunding - Health Center Project, 6.00%, Due 12/01/09	5,165,000	5,423,457
Oshkosh, Wisconsin IDR - Don Evans, Inc. Project (e):
4.85%, Due 12/01/07	570,000	589,950
5.05%, Due 12/01/08	605,000	628,444
5.20%, Due 12/01/09	650,000	676,813
Pleasant Prairie, Wisconsin Water and Sewer System Revenue BAN, 4.00%, Due 10/01/07	3,935,000	4,082,562
Stevens Point, Wisconsin Community Development Authority Housing Mortgage Revenue, 6.50%, Due 9/01/09 (h)	25,000	27,563

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Wisconsin Health and EFA Revenue:
Bellin Memorial Hospital, Inc. Project, 5.00%, Due 2/15/09	$1,000,000	$1,027,500
Divine Savior Healthcare Project, 4.45%, Due 5/01/07 (e)	175,000	181,563
Wisconsin Health and EFA Revenue - Marshfield Clinic Project:
4.50%, Due 2/15/06	200,000	202,750
5.75%, Due 2/15/07	350,000	366,625
Wisconsin Health and EFA Revenue - National Regency of New Berlin, Inc. Project:
7.75%, Due 8/15/15	3,045,000	3,090,675
8.00%, Due 8/15/25	990,000	1,012,275
Wisconsin Health and EFA Revenue Refunding - Three Pillars Senior Communities Project, 5.00%, Due 8/15/10	1,000,000	1,067,500

		23,704,746

Total Municipal Bonds (Cost $280,960,702)		280,171,924

Variable Rate Municipal Bonds 14.2%
Alabama 1.0%
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing Authority Revenue - Baptist Health System Project, 4.35%, Due 11/15/16 (Mandatory Put at $100 on 7/01/06)	370,000	370,570
Birmingham, Alabama Special Care Facilities Financing Authority Revenue - Baptist Medical Centers Health System Project, 4.35%, Due 11/15/28 (Mandatory Put at $100 on 7/01/06)	4,630,000	4,681,717

		5,052,287
Arizona 0.5%
Maricopa County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective 8/01/07)	1,215,000	1,177,031
Santa Cruz County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Putable at $100 and Rate Reset Effective on 8/01/07)	1,265,000	1,225,469

		2,402,500
California 1.4%
ABAG Finance Authority for Nonprofit Corporations MFHR Refunding - United Dominion Project, 6.25%, Due 8/15/30 (Mandatory Put at $100 on 8/15/08)	2,000,000	2,182,500
Fullerton, California Redevelopment Agency COP - Southern California College of Optometry, 5.00%, Due 4/01/34 (Mandatory Put at $100 on 4/01/07) (e)	4,500,000	4,764,375

		6,946,875
Florida 0.3%
Hillsborough County, Florida IDA PCR Refunding - Tampa Electric Company Project, 4.25%, Due 11/01/20 (Mandatory Put at $100 on 8/01/07)	1,600,000	1,638,000
Illinois 1.8%
Illinois DFA IDR - Citizens Utilities Company Project, 4.80%, Due 8/01/25 (Putable at $100 and Rate Reset Effective 8/01/07)	340,000	329,800
Illinois DFA PCR Refunding - Central Illinois Public Service Project, 5.00%, Due 6/01/28 (Mandatory Put at $100 on 12/01/06)	$2,500,000	$2,606,250
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 12/01/06) (e)	5,500,000	5,678,750

		8,614,800
Kansas 0.8%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project, 4.75%, Due 9/01/15 (Mandatory Put at $100 on 10/01/07):
Series A	2,000,000	2,095,000
Series B	1,605,000	1,681,237

		3,776,237
New York 1.1%
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	5,000,000	5,425,000
Ohio 0.3%
Perry County, Ohio Nursing Facilities Revenue Refunding - New Lexington Health Care Project, 4.75%, Due 9/01/10 (Mandatory Put at $100 on 9/01/06) (e)	1,600,000	1,600,000
Pennsylvania 0.8%
Pennsylvania Housing Finance Agency SFMR, 2.28%, Due 6/01/08 (Rate Reset Effective 11/10/04) (e)	3,923,077	3,923,077
Tennessee 0.8%
Shelby County, Tennessee Health, Educational, and Housing Facilities Board Revenue - Baptist Memorial Healthcare Project, 5.00%, Due 9/01/24 (Mandatory Put at $100 on 10/01/08)	3,650,000	3,910,063
Texas 3.5%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	1,440,000	1,479,600
Brazos River Authority PCR Refunding - TXU Electric Company Project, 5.75%, Due 5/01/36 (Mandatory Put at $100 On 11/01/11)	645,000	702,244
Lancaster, Texas HFC MFHR - Pleasant Creek Corners Project (f):
3.42%, Due 6/15/06	2,627,175	2,364,457
3.7763%, Due 6/15/06	332,000	298,800
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	5,450,000	5,661,188
Munimae Trust Certificates, 4.40%, Due 8/24/09 (Mandatory Put at $100 on 12/17/06)	5,165,000	5,248,931

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Sabine River Authority PCR Refunding - TXU Electric Company Project, 5.75%, Due 5/01/30 (Mandatory Put at $100 on 11/01/11)	$290,000	$313,925
Trinity River Authority PCR Revenue - TXU Electric Company Project, 5.00%, Due 5/01/27 (Mandatory Put at $100 on 11/01/06)	1,105,000	1,149,200

		17,218,345
Washington 0.9%
Clark County, Washington Industrial Revenue Bond Public Corporation Solid Waste Disposal Project Revenue - Camas Power Boiler LP Project, 3.375%, Due 8/01/07 (e)	4,475,000	4,482,831
West Virginia 0.4%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	2,000,000	2,002,500
Multiple States 0.6%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (e)	3,000,000	3,026,250

Total Variable Rate Municipal Bonds (Cost $69,552,257)		70,018,765

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	5,600,000	36,400

Total Swap Options Purchased (Cost $116,480)		36,400

Short-Term Investments (a) 28.5%
Municipal Bonds 9.2%
California 0.6%
ABAG Finance Authority for Nonprofit Corporations Revenue - San Diego Hospital Association Project, 6.00%, Due 8/15/05	2,670,000	2,743,826
Colorado 0.1%
Colorado Health Facilities Authority Hospital Revenue Refunding - Parkview Medical Center Project, 5.50%, Due 9/01/05	630,000	644,370
Florida 0.2%
Miami Beach, Florida Redevelopment Agency Incremental Tax Revenue, 9.125%, Due 12/01/04	800,000	803,800
Illinois 0.6%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.80%, Due 1/01/05	170,000	170,950
Chicago, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 3.70%, Due 12/15/04	1,300,000	1,299,714
Godley, Illinois Park District GO, 5.50%, Due 12/01/04	325,000	325,881
Illinois Health Facilities Authority Revenue - Decatur Memorial Hospital Project, 4.20%, Due 10/01/05	670,000	681,705
Kane, Cook and Du Page Counties, Illinois School District Number 46 Elgin Lease Purchase, 6.07%, Due 6/21/05 (f)	552,575	560,355

		3,038,605
Kentucky 0.3%
Nelson County, Kentucky Industrial Building Revenue - Mabex Universal Corporation Project, 6.50%, Due 4/01/05 (e)	$1,450,000	$1,470,387
Massachusetts 1.3%
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	2,355,000	2,387,758
Montachusett, Massachusetts Regional Transit Authority RAN, 3.00%, Due 6/17/05	2,500,000	2,502,750
Pittsfield, Massachusetts BAN, 3.00%, Due 10/21/05	1,335,000	1,347,843

		6,238,351
Michigan 0.1%
Flint, Michigan Hospital Building Authority Revenue Refunding - Hurley Medical Center Project, 6.00%, Due 7/01/05	510,000	514,860
Pontiac, Michigan Tax Increment Finance Authority Revenue Refunding, 4.00%, Due 6/01/05 (e)	215,000	216,787

		731,647
Mississippi 1.9%
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05 (c)	8,000,000	8,094,480
Mississippi Higher Education Revenue, 6.60%, Due 1/01/05	1,000,000	1,004,970

		9,099,450
New York 2.3%
Babylon, New York BAN, 2.50%, Due 1/07/05	4,800,000	4,803,312
Hempstead Village, New York BAN, 3.50%, Due 10/28/05	4,657,000	4,664,498
Nassau County, New York Industrial Development Agency Civic Facility Revenue - North Shore Health System Project, 4.50%, Due 11/01/04	1,545,000	1,545,000
New York, New York Industrial Development Agency Civic Facility Revenue - Special Needs Facilities Pooled Project, 5.60%, Due 7/01/05	540,000	542,041

		11,554,851
Puerto Rico 0.1%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue Refunding - Ana G. Mendez University System Project, 4.00%, Due 12/01/04	325,000	325,289
South Carolina 0.3%
South Carolina Ports Authority Ports Revenue, 7.60%, Due 7/01/05 (h)	1,475,000	1,529,723
Tennessee 0.3%
Tennessee Housing Development Agency - Homeownership Program Project, Zero %, Due 7/01/05	1,585,000	1,555,123
Virgin Islands 0.4%
Virgin Islands Public Finance Authority Revenue, 6.00%, Due 10/01/05	1,695,000	1,731,849

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Washington 0.0%
Port Vancouver, Washington GO, 6.00%, Due 12/01/04 (e)	$100,000	$100,318
Wisconsin 0.7%
Richland, Wisconsin School District TRAN, 3.25%, Due 10/26/05	2,200,000	2,222,066
Rusk County, Wisconsin BAN Revenue, 4.25%, Due 4/01/05	1,030,000	1,032,204
Wisconsin Health and EFA Revenue - Marshfield Clinic Project, 5.25%, Due 2/15/05	300,000	301,989

		3,556,259

Total Municipal Bonds		45,123,848
Variable Rate Municipal Bonds 19.2%
Alabama 0.2%
Chatom, Alabama IDB PCR Refunding - Alabama Electric Cooperative Project, 1.75%, Due 12/01/24 (Putable at $100 and Rate Reset Effective 11/10/04)	1,000,000	1,000,000
California 2.6%
Alameda Corridor Transportation Authority Revenue, 1.82%, Due 4/01/17 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	6,720,000	6,720,000
California Statewide Communities Development Authority COP - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	5,950,000	5,950,000

		12,670,000
Florida 2.7%
Brevard County, Florida Health Facilities Authority Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	4,400,000	4,398,690
Orange County, Florida Health Facilities Authority Hospital Revenue - Orlando Regional Project, 1.88%, Due 10/27/22 (Putable at $100 and Rate Reset Effective 11/30/04) (e)	5,000,000	5,000,000
Volusia County, Florida IDA Revenue Refunding - Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	3,850,000	3,850,000

		13,248,690
Georgia 0.6%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project, 1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04)	2,994,000	2,994,000
Illinois 3.4%
Illinois DFA PCR Refunding - Illinois Power Company Project (e):
1.80%, Due 11/01/28 (Putable at $100 and Rate Reset Effective 11/09/04)	630,000	630,000
1.80%, Due 4/01/32 (Putable at $100 and Rate Reset Effective 11/08/04)	15,815,000	15,815,000

		16,445,000
Indiana 0.6%
Clarksville Industry Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/25 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	$600,000	$600,000
Indiana Health Facility Financing Authority Capital Access Designated Pool Revenue, 1.78%, Due 1/01/20 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	2,200,000	2,200,000

		2,800,000
Kentucky 0.1%
Kentucky EDFA Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (e)	500,000	500,000
Michigan 1.3%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.85%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 11/11/04) (e)	6,450,000	6,450,000
New York 0.1%
New York Mortgage Agency Homeowner Mortgage Revenue, 2.95%, Due 10/01/17 (Mandatory Put at $100 on 10/01/05)	570,000	573,266
North Dakota 1.0%
Underwood, North Dakota PCR - Cooperative Power Association Project, 1.67%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 11/03/04)	5,000,000	5,000,000
Ohio 1.0%
Montgomery County, Ohio Health Care Facilities Revenue Refunding EXTRAS - Friendship Village of Dayton Project, 9.00%, Due 2/01/22 (Putable at $100 on 2/01/05; Subject to Remarketing) (f)	1,050,000	997,500
Ohio Air Quality Development Authority PCR - Ohio Edison Project, 5.80%, Due 6/01/16 (Mandatory Put at $100 on 12/01/04)	1,525,000	1,529,270
Ohio Air Quality Development Authority PCR Refunding - Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	2,350,000	2,345,559

		4,872,329
Oregon 0.5%
Gilliam County, Oregon Solid Waste Disposal Revenue - Waste Management Project, 2.50%, Due 7/01/29 (Mandatory Put at $100 on 5/01/05)	2,500,000	2,493,775
Pennsylvania 0.6%
Schuylkill County, Pennsylvania IDA Resources Recovery Revenue Refunding - WPS Westwood Project, 1.78%, Due 4/01/21 (Putable at $100 and Rate Reset Effective 11/02/04)	3,000,000	3,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)

	Shares or Principal Amount	Value (Note 2)
South Carolina 1.5%
Piedmont Municipal Power Agency Electric Revenue Refunding, 1.75%, Due 1/01/31 (Putable at $100 and Rate Reset Effective 11/08/04) (e)	$6,200,000	$6,200,000
York County, South Carolina PCR, 1.75%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/17/04)	1,250,000	1,250,000

		7,450,000
South Dakota 0.8%
Grant County, South Dakota PCR Refunding - Otter Tail Power Company Project, 2.01%, Due 12/01/12 (Putable at $100 and Rate Reset Effective 11/11/04)	4,000,000	4,000,000
Tennessee 0.3%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.45%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 12/01/04) (e)	1,200,000	1,200,000
Texas 1.3%
Waco Texas Educational Finance Corporation Revenue - Baylor University Project, 1.03%, Due 2/01/32 (Putable at $100 and Rate Reset Effective 11/18/04) (e)	6,350,000	6,350,000
Multiple States 0.6%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	3,000,000	3,008,610

Total Variable Rate Municipal Bonds		94,055,670
Municipal Money Market Funds 0.1%
Multiple States
Strong Tax-Free Money Fund (d)	540,000	540,000

Total Short-Term Investments (Cost $139,492,337)		139,719,518

Total Investments in Securities (Cost $490,121,776) 99.7%		489,946,607
Other Assets and Liabilities, Net 0.3%		1,485,224

Net Assets 100.0%		$491,431,831

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
10 Five-Year U.S. Treasury Notes	12/04	$(1,113,750)	$1,989

SWAPS

Open Swap contracts at October 31, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection* (expires 12/20/06)	2,000,000	0.48%	$2,000,000	$(9,582)

*	Protection against credit rating decline of American Electric Power Company, Inc.

STRONG WISCONSIN TAX-FREE FUND

	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 90.9%
Arizona 3.4%
Maricopa County, Arizona IDA SFMR, Zero %, Due 12/31/14 (h)	$2,570,000	$1,699,413
Guam 0.5%
Guam Government GO, 5.20%, Due 11/15/08	10,000	10,060
Guam Government Infrastructure Improvement GO, 5.50%, 11/01/08	20,000	22,175
Guam Power Authority Revenue:
5.25%, Due 10/01/13	195,000	196,059
Series A, 5.25%, Due 10/01/13	5,000	5,556

		233,850
Indiana 0.9%
Indianapolis, Indiana New Public Housing Authority Revenue, 5.25%, Due 4/01/09	400,000	429,000
Northern Mariana Islands 0.3%
Commonwealth of Northern Mariana Islands, 5.50%, Due 6/01/07 (e)	150,000	160,312
Puerto Rico 17.7%
Children’s Trust Fund Puerto Rico Tobacco Settlement Revenue:
5.00%, Due 5/15/08	750,000	775,313
5.00%, Due 5/15/09	250,000	257,500
5.75%, Due 7/01/20 (Pre-Refunded to $100 on 7/01/10)	720,000	799,200
6.00%, Due 7/01/26 (Pre-Refunded to $100 on 7/01/10)	480,000	557,400
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue, 10.25%, Due 7/01/09 (h)	360,000	440,100
Commonwealth of Puerto Rico Aqueduct and Sewer Authority Revenue Refunding, 6.25%, Due 7/01/12 (e)	25,000	30,281
Commonwealth of Puerto Rico GO Refunding, Zero %, Due 7/01/06	5,000	4,819
Commonwealth of Puerto Rico Highway and Transportation Authority Revenue, 5.50%, Due 7/01/13 (e)	200,000	233,750
Commonwealth of Puerto Rico Medical Services Administration COP:
3.90%, Due 12/01/05	255,000	255,166
4.00%, Due 6/01/06	265,000	265,156
4.15%, Due 12/01/06	270,000	270,167
4.25%, Due 6/01/07	275,000	275,157
Commonwealth of Puerto Rico Public Improvement GO, 5.25%, Due 7/01/11	100,000	111,875
Commonwealth of Puerto Rico Public Improvement GO Refunding, 5.50%, Due 7/01/16 (e)	200,000	236,750
Puerto Rico Electric Power Authority Revenue, 5.25%, Due 7/01/29 (e)	300,000	319,125
Puerto Rico Electric Power Authority Revenue Refunding:
Zero %, Due 7/01/17	355,000	204,569
5.00%, Due 7/01/11 (e)	100,000	112,250
5.25%, Due 7/01/22 (e)	675,000	734,062
Puerto Rico HFA Revenue, 5.00%, Due 12/01/17	600,000	641,250

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico Industrial, Medical and Environmental PCFA Facilities Revenue - PepsiCo, Inc. Project, 6.25%, Due 11/15/13	$50,000	$51,125
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project:
5.00%, Due 2/01/09	120,000	127,950
5.00%, Due 12/01/09	405,000	434,363
5.00%, Due 12/01/10	430,000	459,562
5.375%, Due 2/01/29	35,000	35,481
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue:
Dr. Pila Hospital Project, 5.875%, Due 8/01/12 (e)	70,000	73,501
Hospital Auxilio Mutuo Project, 5.50%, Due 7/01/17 (e)	215,000	232,200
Hospital de la Concepcion Project, 6.50%, Due 11/15/20	25,000	29,031
Puerto Rico Municipal Finance Agency GO, 5.75%, Due 8/01/13 (e)	300,000	342,375
Puerto Rico Municipal Finance Agency GO Refunding, 5.625%, Due 8/01/10 (e)	25,000	28,313
Puerto Rico Municipal Finance Agency Revenue, 5.25%, Due 8/01/21 (e)	500,000	548,750
Puerto Rico Municipal Finance Agency Revenue Refunding, 5.00%, Due 7/01/08 (e)	20,000	21,675
Puerto Rico Public Buildings Authority Guaranteed Public Education and Health Facilities Revenue Refunding, 5.60%, Due 7/01/08	25,000	27,500
Puerto Rico Public Buildings Authority Guaranteed Revenue, 5.00%, Due 7/01/13 (e)	10,000	10,775

		8,946,491
Virgin Islands 6.1%
University of the Virgin Islands GO Improvement, 5.375%, Due 6/01/34	500,000	518,125
University of the Virgin Islands Refunding and Improvement Revenue (e):
5.30%, Due 12/01/08	45,000	49,106
5.85%, Due 12/01/14	150,000	165,937
Virgin Islands Public Finance Authority Revenue:
5.20%, Due 10/01/09	150,000	160,688
5.50%, Due 10/01/08 (e)	425,000	465,375
5.875%, Due 10/01/18	1,665,000	1,735,762

		3,094,993
Washington 0.6%
Seattle, Washington New Public Housing Authority Revenue, 4.875%, Due 8/01/07	300,000	321,750
Wisconsin 61.4%
Ashwaubenon, Wisconsin Community Development Authority Lease Revenue - Arena Project:
4.80%, Due 6/01/16	20,000	21,425
5.05%, Due 6/01/19	100,000	107,750
5.10%, Due 6/01/20	790,000	854,188
5.80%, Due 6/01/29 (Pre-Refunded to $100 on 6/01/09)	185,000	210,900
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding:
4.00%, Due 3/01/06	$75,000	$75,375
4.50%, Due 3/01/08	65,000	66,869
4.70%, Due 3/01/10	95,000	98,681
4.80%, Due 3/01/11	80,000	83,500
Beloit, Wisconsin Community Development Authority Lease Revenue, 5.50%, Due 3/01/20	800,000	868,000
Bristol, Wisconsin Community Development Authority Lease Revenue, 6.125%, Due 3/01/12	595,000	623,263
Brown County, Wisconsin Housing Authority Student Housing Revenue - University Village Housing, Inc. Project:
4.20%, Due 4/01/12	50,000	50,625
4.50%, Due 4/01/14	100,000	101,125
5.125%, Due 4/01/21	10,000	10,112
5.25%, Due 4/01/11	80,000	82,600
5.40%, Due 4/01/17	105,000	106,969
Cudahy, Wisconsin Community Development Authority Redevelopment Lease Revenue, 4.70%, Due 6/01/09	175,000	188,344
DeForest, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 6.25%, Due 2/01/18	1,000,000	1,007,570
Franklin, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding, 4.80%, Due 4/01/09	600,000	624,750
Glendale, Wisconsin Community Development Authority Lease Revenue Refunding, 5.00%, Due 10/01/19	45,000	47,531
Grant County, Wisconsin Housing Authority Revenue Refunding - Orchard Manor Project, 4.90%, Due 7/01/10	100,000	105,250
Green Bay, Brown County, Wisconsin Professional Football Stadium Revenue - Lambeau Field Renovation Project (e):
4.15%, Due 2/01/08	60,000	63,450
4.45%, Due 2/01/11	10,000	10,775
4.75%, Due 2/01/14	175,000	187,031
5.00%, Due 2/01/19	140,000	148,925
Green Bay, Wisconsin Housing Authority MFHR - Moraine, Ltd. Project, 6.15%, Due 12/01/30 (e)	20,000	21,075
Green Bay, Wisconsin Redevelopment Authority Lease Revenue - Pine Street Parking Ramp Project, 5.15%, Due 4/01/13	100,000	107,750
Hartford, Wisconsin Community Development Authority Community Development Lease Revenue, 6.15%, Due 12/01/09 (Pre-Refunded to $100 on 12/01/04)	240,000	240,838
Johnson Creek, Wisconsin Community Development Authority Community Development Lease Revenue, 4.65%, Due 12/01/12	245,000	260,925
Kenosha, Wisconsin Housing Authority MFHR - Villa Ciera Project, 6.00%, Due 11/20/41 (e)	200,000	208,500
Lake Delton, Wisconsin Community Development Authority MFHR - Woodland Park Project, 5.40%, Due 2/20/43 (e)	180,000	185,400

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Madison, Wisconsin Community Development Authority Lease Revenue - Monona Terrace Community Project, 6.00%, Due 3/01/08	$5,000	$5,070
Madison, Wisconsin Community Development Authority MFHR - Nichols Station II Project, 4.95%, Due 12/01/07 (e)	40,000	40,010
Madison, Wisconsin Community Development Authority Redevelopment Revenue - Meriter Retirement Services, 5.90%, Due 12/01/08	40,000	40,057
Madison, Wisconsin Community Development Authority Revenue - Student Housing-Edgewood College Project, 6.25%, Due 4/01/14	500,000	501,540
Milwaukee, Wisconsin Housing Authority MFHR Refunding - Veterans Housing Project, 5.10%, Due 7/01/22 (e)	1,000,000	1,045,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - Milwaukee School of Engineering Project (e):
4.20%, Due 10/01/10	100,000	105,000
5.05%, Due 7/01/19	470,000	492,325
5.15%, Due 7/01/20	470,000	492,325
5.20%, Due 7/01/21	470,000	491,150
5.30%, Due 7/01/22	470,000	491,150
5.35%, Due 7/01/23	470,000	489,975
Milwaukee, Wisconsin Redevelopment Authority Revenue:
Summerfest Project, 4.20%, Due 8/01/11	95,000	100,463
YMCA Metropolitan Milwaukee, Inc. Project, 5.00%, Due 12/01/18 (e)	40,000	40,690
YWCA Greater Milwaukee Project, 4.70%, Due 6/01/09 (e)	40,000	42,400
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 11/01/05	65,000	62,423
Zero %, Due 5/01/06	70,000	65,275
Zero %, Due 11/01/06	65,000	59,150
New Berlin, Wisconsin Housing Authority Revenue Refunding - Apple Glen Project, 6.70%, Due 11/01/20	650,000	653,250
New Berlin, Wisconsin Housing Authority Revenue Refunding - Pinewood Creek Project:
6.80%, Due 11/01/12	165,000	166,237
6.85%, Due 5/01/13	160,000	161,200
7.125%, Due 5/01/24	1,535,000	1,538,838
Oakfield, Wisconsin Community Development Authority Revenue Refunding:
4.10%, Due 12/01/05	30,000	30,472
4.20%, Due 12/01/06	45,000	46,519
4.40%, Due 12/01/08	50,000	51,812
5.40%, Due 12/01/21	350,000	378,875
Oconto Falls, Wisconsin Community Development Authority Lease Revenue:
4.05%, Due 6/01/09	150,000	156,938
4.15%, Due 6/01/07	100,000	104,125
4.15%, Due 6/01/08	150,000	158,062
4.60%, Due 6/01/14	135,000	140,738
4.65%, Due 6/01/15	175,000	181,781
4.90%, Due 6/01/18	200,000	207,500
Omro, Wisconsin Community Development Authority Revenue:
5.75%, Due 12/01/06	$50,000	$50,128
5.875%, Due 12/01/11	635,000	636,403
Onalaska, Wisconsin Community Development Authority Revenue Refunding, 5.30%, Due 6/01/15	210,000	223,387
Osceola, Wisconsin Redevelopment Authority Lease Revenue:
4.65%, Due 12/01/10	200,000	212,250
4.75%, Due 12/01/11	325,000	346,938
5.15%, Due 12/01/15	350,000	374,062
5.375%, Due 12/01/20	430,000	467,625
Oshkosh, Wisconsin Elderly Housing Authority Revenue Refunding - Villa Saint Theresa, Inc. Project, 5.90%, 6/01/24 (e)	50,000	51,875
St. Croix Falls, Wisconsin Community Development Authority Redevelopment Lease Revenue Refunding:
3.50%, Due 12/01/05	105,000	106,097
3.65%, Due 12/01/07	35,000	35,525
4.00%, Due 12/01/07	20,000	20,625
4.125%, Due 12/01/08	135,000	141,075
4.40%, Due 12/01/11	120,000	127,500
4.50%, Due 12/01/11	80,000	83,200
4.50%, Due 12/01/12	160,000	169,400
4.85%, Due 12/01/14	90,000	94,050
Southeast Wisconsin Professional Baseball Park District League Capital Appreciation COP:
Zero %, Due 12/15/11 (h)	100,000	78,125
Zero %, Due 12/15/13 (e)	90,000	63,900
Zero %, Due 12/15/16 (e) (h)	50,000	30,625
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, 5.65%, Due 12/15/16 (Pre-Refunded to $101 on 3/13/07)	10,000	10,938
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding (e):
5.50%, Due 12/15/15	50,000	58,500
5.50%, Due 12/15/18	210,000	247,012
5.50%, Due 12/15/26	110,000	125,675
Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding - Junior Lien (e):
5.00%, Due 12/15/06	15,000	15,900
5.50%, Due 12/15/09	250,000	283,125
5.50%, Due 12/15/15	1,545,000	1,757,438
5.50%, Due 12/15/16	1,635,000	1,853,681
Sturtevant, Wisconsin Community Development Authority Redevelopment Lease Revenue:
3.55%, Due 12/01/09	50,000	51,312
4.40%, Due 12/01/15	300,000	304,875
4.60%, Due 12/01/10	75,000	78,469
4.80%, Due 12/01/12	110,000	114,538
Sun Prairie, Wisconsin Community Development Authority Lease Revenue:
5.00%, Due 2/01/12	25,000	26,844
5.10%, Due 2/01/13	95,000	102,244
5.20%, Due 2/01/14	105,000	113,531
Verona, Wisconsin Community Development Authority Community Development Lease Revenue, 5.375%, Due 12/01/22	750,000	808,125

STRONG WISCONSIN TAX-FREE FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Waterford, Wisconsin Community Development Authority Redevelopment Lease Revenue:
5.35%, Due 10/01/14	$50,000	$52,625
5.80%, Due 10/01/23	75,000	79,031
Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue:
4.25%, Due 5/01/08	50,000	52,312
5.00%, Due 5/01/18	240,000	246,000
Waukesha County, Wisconsin Authority MFHR - Court Apartments Project, 5.80%, Due 4/01/25 (e)	55,000	55,100
Waukesha, Wisconsin Redevelopment Authority Development Revenue - Avalon Square, Inc. Project:
5.00%, Due 6/20/21 (e)	410,000	429,475
8.00%, Due 6/20/43	300,000	297,375
Waukesha, Wisconsin Redevelopment Authority Senior Housing Revenue - Presbyterian Homes Project:
7.25%, Due 6/01/20	10,000	10,288
7.50%, Due 6/01/35	100,000	106,875
Wauwatosa, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Hawthorne Terrace Project:
Zero %, Due 11/01/06	100,000	90,375
Zero %, Due 5/01/07	105,000	92,269
Zero %, Due 11/01/07	100,000	85,625
Wauwatosa, Wisconsin Housing Authority Revenue Refunding - Hawthorne Terrace Project, 6.70%, Due 11/01/15	1,200,000	1,203,528
Wauwatosa, Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 5.65%, Due 12/01/16 (e)	45,000	49,331
Weston, Wisconsin Community Development Authority Lease Revenue:
4.25%, Due 10/01/13	220,000	229,900
5.25%, Due 10/01/20	720,000	790,200
Wisconsin Center District Junior Dedicated Tax Revenue, 5.70%, Due 12/15/20 (Pre-Refunded to $101 on 12/15/06)	40,000	43,450
Wisconsin Center District Junior Dedicated Tax Revenue Refunding (e):
5.25%, Due 12/15/13	25,000	28,625
5.25%, Due 12/15/15	170,000	195,075
5.25%, Due 12/15/16	465,000	533,587
5.25%, Due 12/15/18	160,000	183,800
5.25%, Due 12/15/19	95,000	109,606
Wisconsin Center District Tax Revenue Refunding (e):
Zero %, Due 12/15/29	250,000	68,438
Zero %, Due 12/15/30	3,300,000	853,875
Zero %, Due 12/15/31	1,000,000	245,000
Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue:
4.65%, Due 9/01/14	65,000	67,356
4.80%, Due 9/01/15	70,000	72,537
4.90%, Due 9/01/16	75,000	77,344
5.00%, Due 9/01/17	80,000	82,700

		31,006,545

Total Municipal Bonds (Cost $44,102,479)		45,892,354

Variable Rate Municipal Bonds 5.7%
Puerto Rico 4.5%
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation, 2.41%, Due 10/01/40 (Rate Reset Effective 11/02/04) (h)	$2,295,000	$2,295,000
Virgin Islands 0.2%
Tobacco Settlement Financing Corporation Asset-Backed Revenue, Zero %, Due 5/15/13 (Rate Reset Effective 11/15/07)	110,000	91,300
Wisconsin 1.0%
Waukesha County, Wisconsin Housing Authority Housing Revenue Refunding - Brookfield Woods Project, 4.80%, Due 3/01/34 (Mandatory Put at $100 on 3/01/11) (e)	500,000	508,750

Total Variable Rate Municipal Bonds (Cost $2,886,551)		2,895,050

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	1,200,000	7,800

Total Swap Options Purchased (Cost $24,960)		7,800

Short-Term Investments (a) 2.2%
Municipal Bonds
Puerto Rico 1.0%
Commonwealth of Puerto Rico Medical Services Administration COP:
3.50%, Due 12/01/04	245,000	245,414
3.75%, Due 6/01/05	250,000	250,473

		495,887
Wisconsin 1.2%
Baraboo, Wisconsin Community Development Authority Housing Revenue Refunding, 3.75%, Due 3/01/05	75,000	75,187
New Berlin, Wisconsin Housing Authority Capital Appreciation Revenue Refunding - Apple Glen Project:
Zero %, Due 11/01/04	65,000	65,000
Zero %, Due 5/01/05	70,000	68,619
Shorewood, Wisconsin Community Development Authority Tax Increment District Number 1 Community Development Lease Revenue Refunding, 4.20%, Due 12/01/04	40,000	40,067
Wauwatosa, Wisconsin Housing Authority Revenue Refunding - San Camillo Project, 3.00%, Due 8/01/05 (e)	350,000	349,940

		598,813

Total Municipal Bonds		1,094,700

Total Short-Term Investments (Cost $1,093,426)		1,094,700

Total Investments in Securities (Cost $48,107,416) 98.8%		49,889,904
Other Assets and Liabilities, Net 1.2%		599,278

Net Assets 100.0%		$50,489,182

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	All or a portion of security is when-issued.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Illiquid security.
(g)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy, or the Fund halted accruing income.
(h)	Escrowed to maturity.
(i)	Restricted security.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

	(In Thousands, Except Per Share Amounts)

	Strong Intermediate Municipal Bond Fund	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $40,252, $181,364, and $135,367, respectively)	$41,183	$182,680	$134,907
Affiliated Issuers (Cost of $1,165, $4,220, and $3,350, respectively)	1,165	4,220	3,350
Receivable for Fund Shares Sold	78	7	9
Interest and Dividends Receivable	611	2,875	1,952
Other Assets	37	50	53

Total Assets	43,074	189,832	140,271

Liabilities:
Payable for Securities Purchased	993	3,146	1,991
Payable for Fund Shares Redeemed	2	172	2,648
Dividends Payable	124	727	452
Variation Margin Payable	4	9	—
Accrued Operating Expenses and Other Liabilities	15	61	24

Total Liabilities	1,138	4,115	5,115

Net Assets	$41,936	$185,717	$135,156

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$40,016	$203,987	$145,548
Undistributed Net Realized Gain (Loss)	985	(19,589)	(9,927)
Net Unrealized Appreciation (Depreciation)	935	1,319	(465)

Net Assets	$41,936	$185,717	$135,156

Capital Shares Outstanding (Unlimited Number Authorized)	3,806	19,608	14,255

Net Asset Value Per Share	$11.02	$9.47	$9.48

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

	(In Thousands, Except As Noted)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Assets:
Investments in Securities, at Value
Unaffiliated Issuers (Cost of $4,854, $489,582, and $48,107, respectively)	$4,968	$489,407	$49,890
Affiliated Issuers (Cost of $0, $540, and $0, respectively)	—	540	—
Receivable for Securities Sold	—	397	—
Receivable for Fund Shares Sold	—	3,195	19
Interest and Dividends Receivable	65	5,428	752
Other Assets	22	33	36

Total Assets	5,055	499,000	50,697

Liabilities:
Payable for Securities Purchased	159	5,784	—
Payable for Fund Shares Redeemed	—	434	12
Dividends Payable	16	1,280	170
Variation Margin Payable	—	2	—
Accrued Operating Expenses and Other Liabilities	14	68	26

Total Liabilities	189	7,568	208

Net Assets	$4,866	$491,432	$50,489

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$4,757	$491,606	$47,949
Undistributed Net Realized Gain (Loss)	(5)	9	758
Net Unrealized Appreciation (Depreciation)	114	(183)	1,782

Net Assets	$4,866	$491,432	$50,489

Investor Class ($ and shares in full)
Net Assets	$4,434,943	$484,449,695	$48,109,223
Capital Shares Outstanding (Unlimited Number Authorized)	423,810	49,199,952	4,455,228

Net Asset Value Per Share	$10.46	$9.85	$10.80

Class C ($ and shares in full)
Net Assets	$431,551	$6,982,136	$2,379,959
Capital Shares Outstanding (Unlimited Number Authorized)	41,240	709,631	220,400

Net Asset Value Per Share	$10.46	$9.84	$10.80

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

	(In Thousands)

	Strong Intermediate Municipal Bond Fund	Strong Municipal Bond Fund	Strong Short-Term High Yield Municipal Fund
Income:
Interest	$1,647	$10,361	$7,170
Dividends – Affiliated Issuers	13	45	31

Total Income	1,660	10,406	7,201

Expenses:
Investment Advisory Fees	150	659	529
Administrative Fees	114	527	423
Custodian Fees	9	23	17
Shareholder Servicing Costs	36	196	58
12b-1 Fees	102	—	—
Other	58	179	106

Total Expenses before Expense Offsets	469	1,584	1,133
Expense Offsets (Note 4)	(269)	(64)	(34)

Expenses, Net	200	1,520	1,099

Net Investment Income (Loss)	1,460	8,886	6,102

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	862	6,393	(74)
Futures Contracts	105	197	77
Swaps	13	64	24

Net Realized Gain (Loss)	980	6,654	27
Net Change in Unrealized Appreciation/Depreciation on:
Investments	32	4,876	1,115
Futures Contracts	9	3	—
Swaps	(13)	(61)	(30)

Net Change in Unrealized Appreciation/Depreciation	28	4,818	1,085

Net Gain (Loss) on Investments	1,008	11,472	1,112

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,468	$20,358	$7,214

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

	(In Thousands)

	Strong Minnesota Tax-Free Fund	Strong Short-Term Municipal Bond Fund	Strong Wisconsin Tax-Free Fund
Income:
Interest	$203	$19,311	$2,503
Dividends – Affiliated Issuers	—	79	—

Total Income	203	19,390	2,503

Expenses (Note 4):
Investment Advisory Fees	18	1,284	207
Administrative Fees	14	1,438	157
Custodian Fees	4	39	7
Shareholder Servicing Costs	7	346	57
12b-1 Fees	17	44	159
Professional Fees	14	113	27
Federal and State Registration Fees	32	67	36
Other	3	239	26

Total Expenses before Expense Offsets	109	3,570	676
Expense Offsets	(109)	(128)	(427)

Expenses, Net	—	3,442	249

Net Investment Income (Loss)	203	15,948	2,254

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	—	4,536	719
Futures Contracts	20	(272)	45
Swaps	—	78	12

Net Realized Gain (Loss)	20	4,342	776
Net Change in Unrealized Appreciation/Depreciation on:
Investments	91	(3,913)	(59)
Futures Contracts	—	2	—
Swaps	—	(90)	(17)

Net Change in Unrealized Appreciation/Depreciation	91	(4,001)	(76)

Net Gain (Loss) on Investments	111	341	700

Net Increase (Decrease) in Net Assets Resulting from Operations	$314	$16,289	$2,954

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)

	Strong Intermediate Municipal Bond Fund		Strong Municipal Bond Fund		Strong Short-Term High Yield Municipal Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$1,460	$1,628	$8,886	$10,076	$6,102	$6,413
Net Realized Gain (Loss)	980	264	6,654	(2,808)	27	(1,447)
Net Change in Unrealized Appreciation/Depreciation	28	603	4,818	7,268	1,085	1,834

Net Increase (Decrease) in Net Assets Resulting from Operations	2,468	2,495	20,358	14,536	7,214	6,800
Distributions:
From Net Investment Income	(1,460)	(1,628)	(8,646)	(10,316)	(6,102)	(6,413)
From Net Realized Gains	(190)	—	—	—	—	—

Total Distributions	(1,650)	(1,628)	(8,646)	(10,316)	(6,102)	(6,413)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,772)	16,369	(35,147)	(38,357)	(25,124)	34,372

Total Increase (Decrease) in Net Assets	(8,954)	17,236	(23,435)	(34,317)	(24,012)	34,759
Net Assets:
Beginning of Year	50,890	33,654	209,152	243,289	159,168	124,409

End of Year	$41,936	$50,890	$185,717	$209,152	$135,156	$159,168

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund		Strong Wisconsin Tax-Free Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)		(Note 1)		(Note 1)
Operations:
Net Investment Income (Loss)	$203	$114	$15,948	$22,197	$2,254	$3,051
Net Realized Gain (Loss)	20	(25)	4,342	(901)	776	277
Net Change in Unrealized Appreciation/ Depreciation	91	23	(4,001)	8,111	(76)	324

Net Increase (Decrease) in Net Assets Resulting from Operations	314	112	16,289	29,407	2,954	3,652
Distributions:
From Net Investment Income:
Investor Class	(178)	(98)	(15,820)	(22,255)	(2,179)	(3,016)
Class C	(25)	(16)	(87)	(23)	(75)	(35)
From Net Realized Gains:
Investor Class	—	—	—	—	(262)	—
Class C	—	—	—	—	(11)	—

Total Distributions	(203)	(114)	(15,907)	(22,278)	(2,527)	(3,051)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(812)	5,569	(156,143)	47,068	(20,136)	4,120

Total Increase (Decrease) in Net Assets	(701)	5,567	(155,761)	54,197	(19,709)	4,721
Net Assets:
Beginning of Year	5,567	—	647,193	592,996	70,198	65,477

End of Year	$4,866	$5,567	$491,432	$647,193	$50,489	$70,198

Undistributed Net Investment Income (Loss)	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG INTERMEDIATE MUNICIPAL BOND FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.78	$10.48	$10.25	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.39	0.41	0.45	0.11
Net Realized and Unrealized Gains (Losses) on Investments	0.29	0.30	0.26	0.25

Total from Investment Operations	0.68	0.71	0.71	0.36
Less Distributions:
From Net Investment Income(c)	(0.39)	(0.41)	(0.45)	(0.11)
From Net Realized Gains	(0.05)	—	(0.03)	—

Total Distributions	(0.44)	(0.41)	(0.48)	(0.11)

Net Asset Value, End of Period	$11.02	$10.78	$10.48	$10.25

Ratios and Supplemental Data
Total Return	+6.44%	+6.84%	+7.10%	+3.60%
Net Assets, End of Period (In Millions)	$42	$51	$34	$2
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.2%	1.4%	4.5	%*
Ratio of Expenses to Average Net Assets	0.5%	0.4%	0.1%	0.0	%*(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.6%	3.8%	4.2%	4.3	%*
Portfolio Turnover Rate	95.0%	190.0%	225.2%	114.6%

STRONG MUNICIPAL BOND FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(e)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$8.89	$8.73	$8.89	$8.58	$8.78	$9.37
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.39	0.37	0.41	0.08	0.50
Net Realized and Unrealized Gains (Losses) on Investments	0.58	0.17	(0.16)	0.31	(0.20)	(0.59)

Total from Investment Operations	1.00	0.56	0.21	0.72	(0.12)	(0.09)
Less Distributions:
From Net Investment Income(c)	(0.42)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)

Total Distributions	(0.42)	(0.40)	(0.37)	(0.41)	(0.08)	(0.50)

Net Asset Value, End of Period	$9.47	$8.89	$8.73	$8.89	$8.58	$8.78

Ratios and Supplemental Data
Total Return	+11.52%	+6.52%	+2.44%	+8.62%	–1.41%	–0.86%
Net Assets, End of Period (In Millions)	$186	$209	$243	$261	$259	$274
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.8%	1.1%	1.0%	0.8%*	0.8%
Ratio of Expenses to Average Net Assets	0.8%	0.8%	1.1%	0.9%	0.8%*	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.7%	4.4%	4.2%	4.8%	5.2%*	5.6%
Portfolio Turnover Rate	100.1%	120.7%	95.1%	118.3%	7.2%	19.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2001 (commencement of class) to October 31, 2001.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Amount calculated is less than 0.05%.
(e)	In 2000, the Fund changed its fiscal year-end from August to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.40	$9.38	$9.56	$9.58	$9.60	$9.99

Income From Investment Operations:
Net Investment Income (Loss)	0.38	0.43	0.44	0.50	0.08	0.51
Net Realized and Unrealized Gains (Losses) on Investments	0.08	0.02	(0.18)	(0.02)	(0.02)	(0.39)

Total from Investment Operations	0.46	0.45	0.26	0.48	0.06	0.12
Less Distributions:
From Net Investment Income(c)	(0.38)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)

Total Distributions	(0.38)	(0.43)	(0.44)	(0.50)	(0.08)	(0.51)

Net Asset Value, End of Period	$9.48	$9.40	$9.38	$9.56	$9.58	$9.60

Ratios and Supplemental Data
Total Return	+5.00%	+4.89%	+2.78%	+5.05%	+0.65%	+1.25%
Net Assets, End of Period (In Millions)	$135	$159	$124	$139	$133	$140
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.7%	0.8%	0.8%	0.7%*	0.7%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.8%	0.7%	0.7%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.0%	4.6%	4.7%	5.1%	5.1%*	5.2%
Portfolio Turnover Rate	55.9%	58.8%	68.9%	62.8%	6.0%	27.9%

STRONG MINNESOTA TAX-FREE FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.23

Total from Investment Operations	0.65	0.54
Less Distributions:
From Net Investment Income(c)	(0.42)	(0.31)

Total Distributions	(0.42)	(0.31)

Net Asset Value, End of Period	$10.46	$10.23

Ratios and Supplemental Data
Total Return	+6.53%	+5.41%
Net Assets, End of Period (In Millions)	$4	$5
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	3.4%*
Ratio of Expenses to Average Net Assets	0.0%	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	3.6%*
Portfolio Turnover Rate(e)	33.0%	54.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from August to October.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG MINNESOTA TAX-FREE FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.23	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.42	0.31
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.23

Total from Investment Operations	0.65	0.54
Less Distributions:

From Net Investment Income(c)	(0.42)	(0.31)

Total Distributions	(0.42)	(0.31)

Net Asset Value, End of Period	$10.46	$10.23

Ratios and Supplemental Data
Total Return	+6.53%	+5.41%
Net Assets, End of Period (In Millions)	$0 (d)	$1
Ratio of Expenses to Average Net Assets before Expense Offsets	2.9%	4.4%*
Ratio of Expenses to Average Net Assets	0.0%	0.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	3.6%*
Portfolio Turnover Rate(e)	33.0%	54.5%

STRONG SHORT-TERM MUNICIPAL BOND FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(f)	Aug. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.72	$9.78	$9.62	$9.64	$9.76
Income From Investment Operations:
Net Investment Income (Loss)	0.31	0.35	0.40	0.44	0.08	0.46
Net Realized and Unrealized Gains (Losses) on Investments	0.02	0.11	(0.06)	0.16	(0.02)	(0.12)

Total from Investment Operations	0.33	0.46	0.34	0.60	0.06	0.34

Less Distributions:
From Net Investment Income(c)	(0.31)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)

Total Distributions	(0.31)	(0.35)	(0.40)	(0.44)	(0.08)	(0.46)

Net Asset Value, End of Period	$9.85	$9.83	$9.72	$9.78	$9.62	$9.64

Ratios and Supplemental Data
Total Return	+3.37%	+4.82%	+3.52%	+6.38%	+0.61%	+3.61%
Net Assets, End of Period (In Millions)	$484	$644	$593	$505	$317	$307
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.6%	0.6%	0.6%	0.6%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.6%	0.6%	0.6%	0.6%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.1%	3.6%	4.1%	4.5%	4.9%*	4.8%
Portfolio Turnover Rate(e)	69.2%	83.7%	68.2%	73.7%	8.9%	48.6%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	In 2000, the Fund changed its fiscal year-end from August to October.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG SHORT-TERM MUNICIPAL BOND FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.83	$9.79
Income From Investment Operations:
Net Investment Income (Loss)	0.19	0.16
Net Realized and Unrealized Gains (Losses) on Investments	0.01	0.04

Total from Investment Operations	0.20	0.20
Less Distributions:
From Net Investment Income(c)	(0.19)	(0.16)

Total Distributions	(0.19)	(0.16)

Net Asset Value, End of Period	$9.84	$9.83

Ratios and Supplemental Data
Total Return	+2.08%	+2.10%
Net Assets, End of Period (In Millions)	$7	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	1.8%	1.9%*
Ratio of Expenses to Average Net Assets	1.8%	1.9%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.0%	2.0%*
Portfolio Turnover Rate(d)	69.2%	83.7%

STRONG WISCONSIN TAX-FREE FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.56	$10.36	$10.00
Income From Investment Operations:
Net Investment Income (Loss)	0.44	0.44	0.48	0.27
Net Realized and Unrealized Gains (Losses) on Investments	0.16	0.13	0.21	0.36

Total from Investment Operations	0.60	0.57	0.69	0.63
Less Distributions:
From Net Investment Income(c)	(0.44)	(0.44)	(0.48)	(0.27)
From Net Realized Gains	(0.05)	—	(0.01)	—

Total Distributions	(0.49)	(0.44)	(0.49)	(0.27)

Net Asset Value, End of Period	$10.80	$10.69	$10.56	$10.36

Ratios and Supplemental Data
Total Return	+5.69%	+5.45%	+6.80%	+6.36%
Net Assets, End of Period (In Millions)	$48	$67	$65	$28
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.9	%*
Ratio of Expenses to Average Net Assets	0.4%	0.3%	0.1%	0.0	%*(f)
Ratio of Net Investment Income (Loss) to Average Net Assets	4.1%	4.1%	4.5%	4.7	%*
Portfolio Turnover Rate(d)	16.6%	54.2%	95.3%	53.8%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from January 31, 2003 (commencement of class) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from April 6, 2001 (commencement of class) to October 31, 2001.
(f)	Amount calculated is less than 0.05%.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)

STRONG WISCONSIN TAX-FREE FUND — CLASS C

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.69	$10.60
Income From Investment Operations:
Net Investment Income (Loss)	0.32	0.26
Net Realized and Unrealized Gains (Losses) on Investments	0.16	0.09

Total from Investment Operations	0.48	0.35
Less Distributions:
From Net Investment Income(c)	(0.32)	(0.26)
From Net Realized Gains	(0.05)	—

Total Distributions	(0.37)	(0.26)

Net Asset Value, End of Period	$10.80	$10.69

Ratios and Supplemental Data
Total Return	+4.54%	+3.28%
Net Assets, End of Period (In Millions)	$2	$3
Ratio of Expenses to Average Net Assets before Expense Offsets	2.1%	2.1%*
Ratio of Expenses to Average Net Assets	1.5%	1.5%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	2.7%*
Portfolio Turnover Rate(d)	16.6%	54.2%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 26, 2002 (commencement of class) to October 31, 2003.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the Strong Municipal Income Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Intermediate Municipal Bond Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Municipal Bond Fund (a series fund of Strong Municipal Bond Fund, Inc.)

•	Strong Short-Term High Yield Municipal Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Minnesota Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Short-Term Municipal Bond Fund (a series fund of Strong Short-Term Municipal Bond Fund, Inc.)

•	Strong Wisconsin Tax-Free Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, and Strong Short-Term High Yield Municipal Fund offer Investor Class shares. Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund offer Investor Class and Class C shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public and Class C shares are available only through financial professionals.

Effective December 26, 2002, Strong Minnesota Tax-Free Fund commenced operations and offered Investor Class and Class C shares (Public launch date of December 27, 2002).

Effective December 26, 2002, Strong Wisconsin Tax-Free Fund issued an additional class of shares: Class C shares (Public launch date of December 27, 2002).

Effective January 31, 2003, Strong Short-Term Municipal Bond Fund issued an additional class of shares: Class C shares (Public launch date of February 3, 2003).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may invest a portion of their assets in medium- and lower-quality bonds, including high-yield bonds. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing the Funds’ portfolio. Market quotations are generally available on many lower-quality and comparable unrated securities from a limited number of dealers and such bids may not necessarily represent firm bids of such dealers or prices which could be derived from actual sales of such securities. During periods of thin or inactive trading in such securities, the spread between bid and asked prices is likely to increase significantly, making the pricing of the securities less reliable. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

At times, a thin trading market may exist and, as a result, the Funds may have difficulty disposing of certain lower-quality and comparable unrated securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of these securities. As a result of such limited liquidity, each Fund’s net asset value and its ability to dispose of these types of securities at their current market values when necessary to meet the Funds’ investment objectives and liquidity needs may be adversely impacted.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day the net asset value is calculated, except bank holidays.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect the Funds from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(H)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(I)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(J)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(K)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

During September, 2004, the Strong Municipal Bond Fund, Inc. (“Fund”) received $4,900,000 ($0.25 per share) in final settlement of a rescission claim on certain municipal bonds purchased by the Fund in 1998.

3.	Related Party Transactions

Strong Capital Management, Inc. (the “Advisor”) provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

			Administration Fees
	Advisory Fees		Investor Class	Class C
Strong Intermediate Municipal Bond Fund	0.37	%(1)	0.28%	*
Strong Municipal Bond Fund	0.35	%(2)	0.28%	*
Strong Short-Term High Yield Municipal Fund	0.35	%(2)	0.28%	*
Strong Minnesota Tax-Free Fund	0.37	%(1)	0.28%	0.28%
Strong Short-Term Municipal Bond Fund	0.25	%(3)	0.28%	0.28%
Strong Wisconsin Tax-Free Fund	0.37	%(1)	0.28%	0.28%

*	Does not offer share class.
(1)	The investment advisory fees are 0.37% for assets under $4 billion, 0.345% for the next $2 billion assets, and 0.32% for assets $6 billion and above.
(2)	The investment advisory fees are 0.35% for assets under $4 billion, 0.325% for the next $2 billion assets, and 0.30% for assets $6 billion and above.
(3)	The investment advisory fees are 0.25% for assets under $4 billion, 0.225% for the next $2 billion assets, and 0.20% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and certain regulatory settlements, the Advisor has contractually agreed to waive fees and/or absorb expenses in the amount of 0.010% for Strong Intermediate Municipal Bond Fund, Strong Short-Term High Yield Municipal Bond Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund and 0.033% for Strong Municipal Bond Fund from May 21, 2004 until May 21, 2005. The Funds’ Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for the Class C shares of the Strong Minnesota Tax-Free Fund and the Investor Class shares of the Strong Wisconsin Tax-Free Fund until March 1, 2005, to keep total annual operating expenses at no more than 2.50% and 0.75%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for Class C shares are paid at an annual rate of 0.20% of the average daily net assets of the class. Transfer agent fees are recorded in Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have adopted a 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Funds’ Investor Class and Class C shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Investor Class shares (except for the Strong Short-Term Municipal Bond Fund) and 1.00% of the average daily net assets of the Class C shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Class’ shares. See Note 4.

The Class C shares of the Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund have a maximum 1.00% contingent deferred sales charge if shares are sold within one year of their original purchase date. For the year ended October 31, 2004, the Distributor received aggregate contingent deferred sales charges from the redemption of Class C shares for Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund, and Strong Wisconsin Tax-Free Fund, respectively, of $2,125, $3,895, and $3,356, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds. Sales charges may be waived in limited circumstances.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Intermediate Municipal Bond Fund	$1,032	$36,365	$1,808	$2,239
Strong Municipal Bond Fund	16,907	196,355	2,083	7,987
Strong Short-Term High Yield Municipal Fund	5,096	58,188	984	5,866
Strong Minnesota Tax-Free Fund	(156)	7,495	101	1,127
Strong Short-Term Municipal Bond Fund	27,007	346,649	4,016	21,942
Strong Wisconsin Tax-Free Fund	6,761	57,887	959	2,931

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Minnesota Tax-Free Fund
Investor Class	$12,167	$6,093	$1,242	$10,863	$217
Class C	1,685	1,237	8	6,017	49
Strong Short-Term Municipal Bond Fund
Investor Class	1,425,687	336,958	75,669	—	4,795
Class C	12,386	8,873	954	44,237	39
Strong Wisconsin Tax-Free Fund
Investor Class	149,585	52,087	11,711	133,558	1,528
Class C	7,019	5,206	2,301	25,068	24

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Intermediate Municipal Bond Fund	$(268,895)	$—	$(198)
Strong Municipal Bond Fund	(63,424)	—	(920)
Strong Short-Term High Yield Municipal Fund	(33,806)	—	(515)
Strong Minnesota Tax-Free Fund
Investor Class	(30,583)	—	—
Class C	(8,996)	—	—
Fund Level	(69,186)	—	(66)
Strong Short-Term Municipal Bond Fund
Investor Class	(7,566)	—	—
Class C	(83)	—	—
Fund Level	(117,432)	—	(2,440)
Strong Wisconsin Tax-Free Fund
Investor Class	(349,017)	—	—
Class C	(12,100)	—	—
Fund Level	(65,368)	—	(165)

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities, other than U.S. government securities, during the year ended October 31, 2004, are as follows:

	Purchases	Sales
Strong Intermediate Municipal Bond Fund	$37,815,117	$47,619,887
Strong Municipal Bond Fund	184,956,065	210,167,967
Strong Short-Term High Yield Municipal Fund	80,486,873	103,691,905
Strong Minnesota Tax-Free Fund	1,539,171	2,337,412
Strong Short-Term Municipal Bond Fund	306,110,366	430,862,488
Strong Wisconsin Tax-Free Fund	9,021,091	31,464,285

There were no purchases or sales of long-term U.S. government securities for the year ended October 31, 2004.

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Intermediate Municipal Bond Fund	$41,417,089	$987,720	$(56,321)	$931,399	$712,449	$276,696
Strong Municipal Bond Fund	185,610,756	10,118,307	(8,829,303)	1,289,004	—	—
Strong Short-Term High Yield Municipal Fund	138,717,306	2,109,246	(2,569,321)	(460,075)	—	—
Strong Minnesota Tax-Free Fund	4,853,721	119,649	(5,678)	113,971	—	—
Strong Short-Term Municipal Bond Fund	490,124,048	5,119,807	(5,297,248)	(177,441)	—	206,174
Strong Wisconsin Tax-Free Fund	48,117,020	1,832,798	(59,914)	1,772,884	213,625	553,947

The difference between cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2003 and October 31, 2004 and capital loss carryovers (expiring in varying amounts through 2011) as of October 31, 2004, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Intermediate Municipal Bond Fund	$163,350	$1,460,085	$26,649	$—	$—	$1,627,624	$—
Strong Municipal Bond Fund	—	8,646,384	—	(19,560,273)	—	10,316,148	—
Strong Short-Term High Yield Municipal Fund	—	6,102,443	—	(9,926,675)	—	6,412,830	—
Strong Minnesota Tax-Free Fund	—	203,103	—	(4,487)	—	113,757	—
Strong Short-Term Municipal Bond Fund	—	15,906,875	—	—	—	22,278,996	—
Strong Wisconsin Tax-Free Fund	190,625	2,254,019	82,809	—	—	3,051,441	—

Capital loss carryovers utilized during the year ended October 31, 2004 is as follows: Strong Municipal Bond Fund $3,116,377, Strong Short-Term High Yield Municipal Bond Fund $7,631, Strong Minnesota Tax-Free Fund $20,107, and Strong Short-Term Municipal Bond Fund $4,281,093.

Net capital loss carryovers of $75,215 for Strong Short-Term High Yield Municipal Fund are scheduled to expire in 2005.

8.	Capital Share Transactions

	Strong Intermediate Municipal Bond Fund		Strong Municipal Bond Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$20,110,367	$59,984,745	$33,068,570	$97,782,999
Proceeds from Reinvestment of Distributions	1,288,342	1,179,772	6,941,940	7,781,816
Payment for Shares Redeemed	(31,170,532)	(44,795,899)	(75,157,481)	(143,922,313)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(9,771,823)	$16,368,618	$(35,146,971)	$(38,357,498)

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,842,637	5,607,204	3,647,332	11,107,578
Issued in Reinvestment of Distributions	118,832	110,719	770,158	883,342
Redeemed	(2,875,997)	(4,210,524)	(8,348,482)	(16,333,929)

Net Increase (Decrease) in Shares of the Fund	(914,528)	1,507,399	(3,930,992)	(4,343,009)

	Strong Short-Term High Yield Municipal Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$54,931,747	$77,993,755
Proceeds from Reinvestment of Distributions	4,912,701	5,563,481
Payment for Shares Redeemed	(84,968,694)	(49,185,648)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(25,124,246)	$34,371,588

Transactions in Shares of the Fund Were as Follows:
Sold	5,837,936	8,297,820
Issued in Reinvestment of Distributions	522,494	592,165
Redeemed	(9,029,862)	(5,234,541)

Net Increase (Decrease) in Shares of the Fund	(2,669,432)	3,655,444

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Minnesota Tax-Free Fund		Strong Short-Term Municipal Bond Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)		(Note 1)
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$2,209,657	$6,556,049	$180,544,333	$301,519,889
Proceeds from Reinvestment of Distributions	171,815	76,464	12,329,519	17,080,163
Payment for Shares Redeemed	(2,846,042)	(1,822,310)	(353,108,782)	(274,395,696)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(464,570)	4,810,203	(160,234,930)	44,204,356

CLASS C
Proceeds from Shares Sold	93,730	1,002,646	4,888,466	3,062,810
Proceeds from Reinvestment of Distributions	22,496	10,600	14,624	1,660
Payment for Shares Redeemed	(463,770)	(254,326)	(811,705)	(201,180)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(347,544)	758,920	4,091,384	2,863,290

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(812,114)	$5,569,123	$(156,143,546)	$47,067,646

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	213,490	640,569	18,382,476	30,734,752
Issued in Reinvestment of Distributions	16,651	7,481	1,256,394	1,742,894
Redeemed	(275,766)	(178,615)	(35,958,466)	(27,970,101)

Net Increase (Decrease) in Shares	(45,625)	469,435	(16,319,596)	4,507,545

CLASS C
Sold	9,094	98,933	499,022	312,295
Issued in Reinvestment of Distributions	2,180	1,038	1,492	169
Redeemed	(45,005)	(25,000)	(82,897)	(20,450)

Net Increase (Decrease) in Shares	(33,731)	74,971	417,617	292,014

	Strong Wisconsin Tax-Free Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$14,623,995	$50,656,937
Proceeds from Reinvestment of Distributions	2,176,655	2,736,103
Payment for Shares Redeemed	(36,591,988)	(51,988,292)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,791,338)	1,404,748

CLASS C
Proceeds from Shares Sold	122,115	3,110,102
Proceeds from Reinvestment of Distributions	75,131	22,068
Payment for Shares Redeemed	(541,756)	(416,743)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(344,510)	2,715,427

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(20,135,848)	$4,120,175

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	1,365,743	4,733,404
Issued in Reinvestment of Distributions	203,625	256,565
Redeemed	(3,427,293)	(4,877,851)

Net Increase (Decrease) in Shares	(1,857,925)	112,118

CLASS C
Sold	11,389	289,187
Issued in Reinvestment of Distributions	7,032	2,063
Redeemed	(50,936)	(38,335)

Net Increase (Decrease) in Shares	(32,515)	252,915

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2004	Value Oct. 31, 2004	Investment Income Nov. 1, 2003- Oct. 31, 2004
Strong Intermediate Municipal Bond Fund
Strong Tax-Free Money Fund	160,000	37,095,000	36,090,000	1,165,000	$1,165,000	$12,558
Strong Municipal Bond Fund
Strong Tax-Free Money Fund	7,070,000	132,175,000	135,025,000	4,220,000	4,220,000	45,050
Strong Short-Term High Yield Municipal Fund
Strong Tax-Free Money Fund	7,040,000	95,995,000	99,685,000	3,350,000	3,350,000	31,392
Strong Short-Term Municipal Bond Fund
Strong Tax-Free Money Fund	25,895,000	323,890,000	349,245,000	540,000	540,000	79,055

10.	Legal and Regulatory Maters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

12.	Special Meeting of Shareholders of Strong Intermediate Municipal Bond Fund

In August 2004, the Strong Intermediate Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Intermediate Municipal Bond Fund into the Wells Fargo (“WF”) Intermediate Tax-Free Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13	Special Meeting of Shareholders of Strong Municipal Bond Fund

In August 2004, the Strong Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Municipal Bond Fund into the WF Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

14	Special Meeting of Shareholders of Strong Short-Term High Yield Municipal Fund

In August 2004, the Strong Short-Term High Yield Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Short-Term High Yield Municipal Bond Fund into the WF Short-Term Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

15	Special Meeting of Shareholders of Strong Minnesota Tax-Free Fund

In August 2004, the Strong Minnesota Tax-Free Fund’s Board of Directors approved the reorganization of the Strong Minnesota Tax-Free Fund into the WF Minnesota Tax-Free Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

16	Special Meeting of Shareholders of Strong Short-Term Municipal Bond Fund

In August 2004, the Strong Short-Term Municipal Bond Fund’s Board of Directors approved the reorganization of the Strong Short-Term Municipal Bond Fund into the WF Short-Term Municipal Bond Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

17	Special Meeting of Shareholders of Strong Wisconsin Tax-Free Fund

In August 2004, the Strong Wisconsin Tax-Free Fund’s Board of Directors approved the reorganization of the Strong Wisconsin Tax-Free Fund into the WF Wisconsin Tax-Free Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Strong Municipal Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Intermediate Municipal Bond Fund, Strong Municipal Bond Fund, Strong Short-Term High Yield Municipal Fund, Strong Minnesota Tax-Free Fund, Strong Short-Term Municipal Bond Fund and Strong Wisconsin Tax-Free Fund (all six collectively constituting Strong Municipal Income Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee,Wisconsin 53202

NOTES

NOTES

NOTES

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C., 20549 or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47248 12-04

AMUNI/WH2920 10-04

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Money Market

Funds

Strong Heritage Money Fund

Strong Florida Municipal Money Market Fund

Strong Money Market Fund

Strong Municipal Money Market Fund

Strong Tax-Free Money Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Money Market

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer

November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Heritage Money Fund

For the 12 months ending October 31, 2004, the Strong Heritage Money Fund posted a return of 0.88%, besting the 0.61% performance of the Fund’s benchmark, the Lipper Money Market Funds Index.

Short-term interest rates were very low throughout 2002 and 2003, as geopolitical concerns and the lingering effects of the bursting of the late ’90s speculative bubble depressed labor markets even as U.S. economic growth accelerated. In the latter months of 2003, the Fund pursued opportunities to benefit from the distortions in the cash markets that typically occur near year-end. We were able to capture incremental yield through a modestly longer-than-neutral average maturity posture, convinced that monetary policy was on hold until the evident strong level of U.S. GDP growth was accompanied by clear evidence of accelerating job creation.

Strong employment numbers change rate outlook

Evidence of just such improvement arrived with the release of March 2004 employment statistics. Labor Department surveys showed a big jump in hiring as well as upward revisions to prior months’ estimates. In a matter of a few weeks, the interest rate climate shifted dramatically. Expectations of a distant, modest swing to a tighter monetary policy were retooled, and a consensus quickly emerged that the Federal Reserve Board would begin to hike overnight rate targets sooner rather than later.

This expectation was realized at the end of June, when the Federal Open Market Committee engineered the first increase in short-term rates in four years. The Fed layered on two additional tightening moves of 0.25% each over the next three months, pushing the federal funds target rate up to 1.75% — still a rather low level by recent historical standards.

Positioning for rising rates

Following the robust March employment data, Fed policy came back into play with a vengeance. Markets began to incorporate an expectation of a significantly tighter monetary stance. In response, we reduced the Fund’s average effective maturity with the expectation that a more rapid turnover of the Fund’s holdings would allow a quicker capture of forthcoming rate hikes.

The Fund also sought incremental yield from an allocation to asset-backed commercial paper, which typically offers a slightly higher income level than corporate-backed commercial paper of comparable credit quality.

We maintained a significant commitment to floating-rate securities, particularly taxable municipal bonds with yield levels resetting weekly. These issues typically incorporate a “put” feature on seven days’ notice that largely insulates their market value from swings in other interest rates.

The pursuit of attractively priced U.S. government agency issues, particularly callable notes, remained a strategic focus. These notes offer extra yield in exchange for the possibility of early repayment of principal. The Fund also carried a fairly significant position in overnight repurchase agreements from time to time. Though such “repos” typically yield less than commercial paper and other money market securities, they can be a useful tool in a rising interest-rate environment.

Looking ahead

There is good reason to believe that the U.S. economy will continue to grow at a healthy pace in the coming months. In the absence of external disruptions, the Fed’s Open Market Committee is likely to continue its policy of measured tightening. This is good news for money market fund investors, who have had to endure an extended period of unusually low yields. We anticipate that a shorter average maturity strategy will be the dominant theme for the Fund in coming months, as we seek to position the Fund for further rate increases.

Thank you for your investment in the Strong Heritage Money Fund.

Jay N. Mueller

Portfolio Manager

2

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	35 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

3

Strong Heritage Money Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by government-sponsored entities, corporations, and banks and other financial institutions.

3-Month Treasury Bill Yields

As of 10-31-04

Source: Bloomberg

Top Issuers4

Percent of Net Assets, as of 10-31-04

FHLMC Notes	6.8%
FNMA Notes	5.7%
Oakland-Alameda County, California Coliseum Authority A1	1.5%
CXC, Inc.	1.5%
Parker-Hannifin Corporation	1.5%
ING U.S. Funding LLC	1.5%
California Pollution Control Financial Authority A1	1.5%
Colorado Housing Authority	1.5%
Gulf Coast Waste Disposal Authority PCR	1.5%
Oakland-Alameda County, California Coliseum Authority A2	1.5%

Top Ten	24.5%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

4

Portfolio Statistics

Investor Class[5]
7-day current yield	1.41%
7-day effective yield	1.42%

Advisor Class[5,6]
7-day current yield	1.38%
7-day effective yield	1.39%

Institutional Class[5,7]
7-day current yield	1.64%
7-day effective yield	1.66%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.88%
5-year	2.84%
Since Fund Inception (6-29-95)	4.08%

Advisor Class[5,6]
1-year	0.85%
5-year	2.81%
Since Fund Inception (6-29-95)	4.04%

Institutional Class[5,7]
1-year	1.10%
5-year	3.04%
Since Fund Inception (6-29-95)	4.19%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.13% for Investor Class shares, 1.29% for Advisor Class shares, and 1.29% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[6]	The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[7]	The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

5

Strong Florida Municipal Money Market Fund

For the 12 months ending October 31, 2004, the Strong Florida Municipal Money Market Fund returned a total of 0.78%, outperforming the 0.52% return posted by the Lipper Other States Tax-Exempt Money Market Funds Average.

Cash flows in the Fund are typically subject to much wider variation than are those of national money market funds, and the pattern this year held true to form. As Florida investors seek to avoid the state’s intangibles tax, they shift assets from national funds into the Fund. Since the important date for this event is December 31 of each year, the Fund experiences significant inflows immediately prior to that date, only to have a large portion flow back out early the next year. This event also tends to correspond with the normal seasonal year-end yield spike that all money funds experience due to cash outflows, as investors seek to raise cash for holiday purchases or other year-end cash needs.

Higher yields at period end

Away from these significant cash flow swings, short-term rates, as measured by the Bond Market Association (BMA) Index of seven-day, tax-exempt securities, held within a relatively narrow range between 0.90% and 1.10% for most of the period. In fact, not until mid-August, nearly six weeks after the first of the Fed’s three federal funds rate increases of 0.25 percentage points during the period, did the BMA Index break through and remain above the 1.10% level. Mid-summer is typically a very heavy reinvestment period for the municipal market, as June and July coupon payments and redemptions generate additional demand that tends to absorb available short-term supply. Once this demand was met, short-term, tax-exempt yields moved steadily higher through the end of October, reflecting the new, higher fed funds rate, and ended the period at levels not seen for two years.

For the entire period, the steep structure of the yield curve — indicating that long-term rates were meaningfully higher than short-term rates — encouraged issuers to favor borrowing short over long. This, combined with lingering budgetary constraints among many municipalities, led to heavy new, short-term supply over much of the past year. With few exceptions, such as the mid-summer coupon reinvestment demand mentioned above, the result of the heavy supply was a relatively narrow spread between tax-exempt and taxable money market yields for much of the period. At times, in fact, taxable buyers crossed over to the tax-exempt money market because the yields offered were essentially the same.

Update on the Fund’s strategy

We continued to follow the same strategies we have used in previous periods. Our objective is to invest in securities that we believe represent the best relative value at any given time within the short-term universe. Accordingly, we chose securities based on their current position in the marketplace, as well as how we expected them to perform in the future. Recently our primary emphasis has been on variable-rate daily and weekly securities, which tend to be more responsive, initially, to changes in Fed policy and offered attractive yields compared to the yields on fixed-rate securities. Variable-rate securities pay interest at a rate that is reset daily or weekly to reflect current market conditions and give the holder the option to sell the bond at par value upon one to seven days’ notice. When the relationship changes and fixed-rate securities become relatively more attractive, our focus on the highly liquid daily and weekly positions should give us great flexibility to shift assets opportunistically.

Our approach involves continuously monitoring the short-term marketplace for higher-yielding securities, new issues, and bonds that are just becoming eligible for the money market. By constantly monitoring the marketplace, we attempt to identify securities that we believe represent the best relative value for the Fund.

More rate increases expected

Although the pace of economic growth in recent months slowed from the brisk pace of early 2004, it’s likely the Fed will continue to move short-term rates higher in 2005 unless growth slows further. Oil and other energy-related costs clearly have dampened consumer spending and will likely continue to do so, but offsetting this factor is strong and improving global demand from China and elsewhere for U.S. goods and services, leading to an improved employment picture in the United States.

While the pace and magnitude of future Fed rate increases will depend to some degree on the health of the economy, the Fed seems intent on moving short-term rates closer to the pace of real economic growth from the low and stimulative levels of recent quarters. As short-term rates rise, tax-exempt money market yields should move in corresponding fashion. With this outlook in mind, we expect to remain focused on securities that offer the advantage of quickly adjusting to the higher yields from Fed policy changes.

Thank you for your investment in the Strong Florida

Municipal Money Market Fund.

Duane McAllister

Portfolio Co-Manager

Wendy S. Casetta

Portfolio Co-Manager

6

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	6 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

7

Strong Florida Municipal Money Market Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in high-quality, short-term debt securities whose income is exempt from federal and Florida personal income tax, if any. Under normal conditions, it is expected that the Fund’s shares will be exempt from the Florida intangible personal property tax. The Fund invests primarily in securities issued by any state and its municipalities, but may invest substantially in securities issued by Florida and its municipalities.

Equivalent Taxable Yields

As of 10-31-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 1.39% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.85%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.93%
$178,651 – 319,100	$146,751 – 319,100	33.0%	2.07%
Over $319,100	Over $319,100	35.0%	2.14%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Largest State Concentrations4

Percent of Net Assets, as of 10-31-04

Florida	85.53%
Illinois	7.50%
Colorado	3.93%
Alabama	1.64%
Texas	1.40%

Top States	100.00%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

8

Portfolio Statistics

Investor Class[5]
7-day current yield	1.38%
7-day effective yield	1.39%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.78%
Since Fund Inception (11-29-02)	0.77%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to State of Florida risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.21%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

9

Strong Money Market Fund

For the 12 months ended October 31, 2004, the Strong Money Market Fund posted a return of 0.63%. This modestly exceeded the 0.61% performance of the Fund’s benchmark, the Lipper Money Market Funds Index.

Short-term interest rates were very low throughout 2002 and 2003, as geopolitical concerns and the lingering effects of the bursting of the late ’90s speculative bubble depressed labor markets even as U.S. economic growth accelerated. As 2003 drew to a close, there was a pervasive belief that rates would stay low until job growth improved.

Strong employment numbers change rate outlook

Evidence of just such improvement arrived with the release of March 2004 employment statistics. Labor Department surveys showed a big jump in hiring as well as upward revisions to prior months’ estimates. In a matter of a few weeks, the interest rate climate shifted dramatically. Expectations of a distant, modest swing to a tighter monetary policy were retooled, and a consensus quickly emerged that the Federal Reserve Board would begin to hike overnight rate targets sooner rather than later.

This expectation was realized at the end of June, when the Federal Open Market Committee engineered the first increase in short-term rates in four years. The Fed layered on two additional tightening moves of 0.25% each over the next three months, pushing the federal funds target rate up to 1.75% — still a rather low level by recent historical standards.

In the latter months of 2003, the Fund pursued opportunities to benefit from the distortions in the cash markets that typically occur near year-end. We were able to capture incremental yield through a modestly longer-than-neutral average maturity posture, convinced that monetary policy was on hold until the evident strong level of U.S. GDP growth was accompanied by clear evidence of accelerating job creation.

Positioning for rising rates

Following the robust March employment data, Fed policy came back into play with a vengeance. Markets began to incorporate an expectation of a significantly tighter monetary stance. In response, we reduced the Fund’s average effective maturity with the expectation that a more rapid turnover of the Fund’s holdings would allow a quicker capture of forthcoming rate hikes.

The Fund also sought incremental yield from an allocation to asset-backed commercial paper, which typically offers a slightly higher income level than corporate-backed commercial paper of comparable credit quality.

We maintained a significant commitment to floating-rate securities, particularly taxable municipal bonds with yield levels resetting weekly. These issues typically incorporate a “put” feature on seven days’ notice that largely insulates their market value from swings in other interest rates.

The pursuit of attractively priced U.S. government agency issues, particularly callable notes, remained a strategic focus. Callable issues typically offer extra yield in exchange for the possibility of the early return of principal and their use allows the Fund the opportunity to capture additional income while maintaining high credit standards.

The Fund also carried a fairly significant position in overnight repurchase agreements from time to time. Though such “repos” typically yield less than commercial paper and other money market securities, they can be a useful tool in a rising interest-rate environment.

Looking ahead

There is good reason to believe that the U.S. economy will continue to grow at a healthy pace in the coming months. In the absence of external disruptions, the Fed’s Open Market Committee is likely to continue its policy of measured tightening. This is good news for money market fund investors, who have had to endure an extended period of unusually low yields. We anticipate that a shorter average maturity strategy will be the dominant theme for the Fund in coming months, as we seek to position the Fund for further rate increases.

Thank you for your investment in the Strong Money Market Fund.

Jay N. Mueller

Portfolio Manager

10

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	34 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

11

Strong Money Market Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. It invests in a portfolio of high-quality, short-term debt securities issued by governments and their agencies, corporations, and banks and other financial institutions.

3-Month Treasury Bill Yields

As of 10-31-04

Source: Bloomberg

Top Issuers4

Percent of Net Assets, as of 10-31-04

FHLB Notes	6.9%
FNMA Notes	4.7%
Colorado Housing Authority	2.8%
Oakland-Alameda County, California Coliseum Authority Lease Revenue S A1	1.6%
Govco, Inc.	1.5%
California Pollution Control Financing Authority	1.5%
Gulf Coast Waste Disposal Authority PCR	1.5%
Oakland-Alameda County, California Coliseum Authority Lease Revenue S A2	1.5%
Wells Fargo Bank	1.5%
Variable Funding Capital Corporation	1.5%

Top Ten	25.0%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

12

Portfolio Statistics

Investor Class[5]
7-day current yield	1.17%
7-day effective yield	1.18%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.63%
5-year	2.58%
10-year	3.97%
Since Fund Inception (10-22-85)	4.96%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.00%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation6

Percent of Net Assets, as of 10-31-04

[6]	Graph reflects reallocation of -0.3% Cash Plus Receivables Less Payables.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

13

Strong Municipal Money Market Fund

For the 12 months ending October 31, 2004, the Strong Municipal Money Market Fund returned a total of 0.83%, outperforming the 0.56% return posted by the Lipper Tax-Exempt Money Market Funds Index.

Except for the normal, seasonal spike in yields at the end of each calendar year, short-term rates, as measured by the Bond Market Association (BMA) Index of seven-day, tax-exempt securities, held within a relatively narrow range between 0.90% and 1.10% for most of the period. Even when longer-term interest rates rose in anticipation of the Federal Reserve Board hiking the federal funds rate, short-term rates held steady. In fact, not until mid-August, nearly six weeks after the first of the Fed’s three increases of 0.25 percentage points during the period, did the BMA Index break through and remain above the 1.10% level. Mid-summer is typically a very heavy reinvestment period for the municipal market, as June and July coupon payments and redemptions generate additional demand that tends to absorb available short-term supply. Once this demand was met, short-term tax-exempt yields moved steadily higher through the end of October, reflecting the new, higher fed funds rate, and ended the period at levels not seen for two years.

The shape of the yield curve plays an important role in the supply/demand relationship in money markets, as it does in all financial markets. For the entire period, the steep structure of the yield curve, whereby long-term rates are meaningfully higher than short-term rates, encouraged issuers to favor borrowing short over long. This, combined with lingering budgetary constraints among many municipalities, led to heavy new short-term supply over much of the past year. With few exceptions, such as the mid-summer coupon reinvestment demand mentioned above, the result of the heavy supply was a relatively narrow spread between tax-exempt and taxable money market yields for much of the period. At times, in fact, taxable buyers crossed over to the tax-exempt money market because the yields were essentially the same.

Update on the Fund’s strategy

We continued to follow the same strategies we have used in previous periods. Our objective is to invest in securities that we believe represent the best relative value at any given time within the short-term universe. Accordingly, we chose securities based on their current position in the marketplace, as well as how we expected them to perform in the future. Recently our primary emphasis has been on variable-rate daily and weekly securities, which tend to be more responsive, initially, to changes in Fed policy and offered attractive yields compared to the yields on fixed-rate securities. Variable-rate securities pay interest at a rate that is reset daily or weekly to reflect current market conditions and give the holder the option to sell the bond at par value upon one to seven days’ notice. When the relationship changes and fixed-rate securities become relatively more attractive, our focus on the highly liquid daily and weekly positions should give us great flexibility to shift assets opportunistically.

Our approach involves continuously monitoring the short-term marketplace for higher-yielding securities, new issues and bonds that are just becoming eligible for the money market. By constantly monitoring the marketplace, we are able to identify securities that represent the best relative value for the Fund.

More rate increases expected

Although the pace of economic growth in recent months slowed from the brisk pace of early 2004, it’s likely the Fed will continue to move short-term rates higher in 2005 unless growth slows further. Oil and other energy-related costs clearly have dampened consumer spending and will likely continue to do so, but offsetting this factor is strong and improving global demand from China and elsewhere for U.S. goods and services, leading to an improved employment picture in the United States.

While the pace and magnitude of future Fed rate increases will depend to some degree on the health of the economy, the Fed seems intent on moving short-term rates closer to the pace of real economic growth from the low and stimulative levels of recent quarters. As short-term rates rise, tax-exempt money market yields should move in corresponding fashion. With this outlook in mind, we expect to remain focused on securities that offer the advantage of quickly adjusting to the higher yields from Fed policy changes.

Thank you for your investment in the Strong Municipal Money Market Fund.

Duane McAllister

Portfolio Co-Manager

Wendy S. Casetta

Portfolio Co-Manager

14

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	97.6%
Second Tier[2]	2.4%

Total	100.0%

Effective duration[3]	25 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

15

Strong Municipal Money Market Fund

Your Fund’s Approach

The Fund is managed to provide attractive yields and a stable share price of $1.00. Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal alternative minimum tax (AMT).

Equivalent Taxable Yields

As of 10-31-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 1.41% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	1.88%
$117,251 – 178,650	$70,351 – 146,750	28.0%	1.96%
$178,651 – 319,100	$146,751 – 319,100	33.0%	2.10%
Over $319,100	Over $319,100	35.0%	2.17%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Largest State Concentrations4

Percent of Net Assets, as of 10-31-04

Texas	11.79%
Wisconsin	7.07%
Tennessee	5.91%
Virginia	5.86%
Georgia	5.55%
Colorado	5.25%
Kentucky	4.95%
Alabama	4.57%
Minnesota	3.62%
Mississippi	2.96%

Top States	57.53%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

16

Portfolio Statistics

Investor Class[5]
7-day current yield	1.40%
7-day effective yield	1.41%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.83%
5-year	2.12%
10-year	2.87%
Since Fund Inception (10-23-86)	3.59%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.37%. As of 10-31-04, there are no waivers or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

17

Strong Tax-Free Money Fund

For the 12 months ending October 31, 2004, the Strong Tax-Free Money Fund returned a total of 0.99%, outperforming the 0.56% return posted by the Lipper Tax-Exempt Money Market Funds Index.

Except for the normal, seasonal spike in yields at the end of each calendar year, short-term rates, as measured by the Bond Market Association (BMA) Index of seven-day, tax-exempt securities, held within a relatively narrow range between 0.90% and 1.10% for most of the period. Even when longer-term interest rates rose in anticipation of the Federal Reserve Board hiking the federal funds rate, short-term rates held steady. In fact, not until mid-August, nearly six weeks after the first of the Fed’s three increases of 0.25 percentage points during the period, did the BMA Index break through and remain above the 1.10% level. Mid-summer is typically a very heavy reinvestment period for the municipal market, as June and July coupon payments and redemptions generate additional demand that tends to absorb available short-term supply. Once this demand was met, short-term tax-exempt yields moved steadily higher through the end of October, reflecting the new, higher fed funds rate, and ended the period at levels not seen for two years.

The shape of the yield curve plays an important role in the supply/demand relationship in money markets, as it does in all financial markets. For the entire period, the steep structure of the yield curve, whereby long-term rates are meaningfully higher than short-term rates, encouraged issuers to favor borrowing short over long. This, combined with lingering budgetary constraints among many municipalities, led to heavy new short-term supply over much of the past year. With few exceptions, such as the mid-summer coupon reinvestment demand mentioned above, the result of the heavy supply was a relatively narrow spread between tax-exempt and taxable money market yields for much of the period. At times, in fact, taxable buyers crossed over to the tax-exempt money market because the yields were essentially the same.

Update on the Fund’s strategy

We continued to follow the same strategies we have used in previous periods. Our objective is to invest in securities that we believe represent the best relative value at any given time within the short-term universe. Accordingly, we chose securities based on their current position in the marketplace, as well as how we expected them to perform in the future. Recently our primary emphasis has been on variable-rate daily and weekly securities, which tend to be more responsive, initially, to changes in Fed policy and offered attractive yields compared to the yields on fixed-rate securities. Variable-rate securities pay interest at a rate that is reset daily or weekly to reflect current market conditions and give the holder the option to sell the bond at par value upon one to seven days’ notice. When the relationship changes and fixed-rate securities become relatively more attractive, our focus on the highly liquid daily and weekly positions should give us great flexibility to shift assets opportunistically.

Our approach involves continuously monitoring the short-term marketplace for higher-yielding securities, new issues and bonds that are just becoming eligible for the money market. By constantly monitoring the marketplace, we are able to identify securities that represent the best relative value for the Fund.

More rate increases expected

Although the pace of economic growth in recent months slowed from the brisk pace of early 2004, it’s likely the Fed will continue to move short-term rates higher in 2005 unless growth slows further. Oil and other energy-related costs clearly have dampened consumer spending and will likely continue to do so, but offsetting this factor is strong and improving global demand from China and elsewhere for U.S. goods and services, leading to an improved employment picture in the United States.

While the pace and magnitude of future Fed rate increases will depend to some degree on the health of the economy, the Fed seems intent on moving short-term rates closer to the pace of real economic growth from the low and stimulative levels of recent quarters. As short-term rates rise, tax-exempt money market yields should move in corresponding fashion. With this outlook in mind, we expect to remain focused on securities that offer the advantage of quickly adjusting to the higher yields from Fed policy changes.

Thank you for your investment in the Strong Tax-Free Money Fund.

Duane McAllister

Portfolio Co-Manager

Wendy S. Casetta

Portfolio Co-Manager

18

Fund Highlights

Fund Credit Quality

Percent of Net Assets, as of 10-31-04

First Tier[1]	100.0%
Second Tier[2]	0.0%

Total	100.0%

Effective duration[3]	10 days

General:

[1]	First-tier securities are rated at the time of acquisition in the highest rating category by at least two nationally recognized statistical rating organizations or, if unrated, are determined by the Advisor to be of comparable quality.
[2]	Second-tier securities are rated at the time of acquisition in the second-highest rating category or are determined by the Advisor to be of comparable quality.
[3]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

19

Strong Tax-Free Money Fund

Your Fund’s Approach

The Fund is managed to provide a stable share price of $1.00. The Fund invests, under normal conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal alternative minimum tax (AMT). Although, under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations. The Fund anticipates that substantially all of the income that it pays will be exempt from federal income tax, including the AMT, but to the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

Equivalent Taxable Yields

As of 10-31-04

Joint return	Single return	Marginal tax rate	Your tax-exempt effective yield of 1.55% is equivalent to a taxable yield of:
$58,101 – 117,250	$29,051 – 70,350	25.0%	2.07%
$117,251 – 178,650	$70,351 – 146,750	28.0%	2.15%
$178,651 – 319,100	$146,751 – 319,100	33.0%	2.31%
Over $319,100	Over $319,100	35.0%	2.38%

The chart reflects 2004 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult their tax advisor to determine their actual 2004 marginal tax rate.

Largest State Concentrations4

Percent of Net Assets, as of 10-31-04

Florida	15.23%
Illinois	8.96%
California	5.73%
Texas	5.25%
Ohio	4.90%
Alaska	4.58%
Georgia	3.65%
Colorado	3.57%
Tennessee	3.56%
Pennsylvania	3.53%

Top States	58.96%

[4]	Holdings vary. More complete holdings are available at www.Strong.com.

20

Portfolio Statistics

Investor Class[5]
7-day current yield	1.54%
7-day effective yield	1.55%

Average Annual Total Returns

As of 10-31-04

Investor Class[5]
1-year	0.99%
3-year	1.14%
Since Fund Inception (12-15-00)	1.59%

Performance is historical and does not guarantee future results. Investment returns and yields will fluctuate. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

To the extent that the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.

Fee Waivers:

[5]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 7-day current yield would have been 1.18%. As of 10-31-04, there are waivers and/or absorptions in effect.

Asset Allocation

Percent of Net Assets, as of 10-31-04

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

21

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

22

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Heritage Money Fund	Investor Institutional Advisor	0.40 0.18 0.43	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,005.20 1,006.30 1,005.00	$ $ $	2.02 0.91 2.17	$ $ $	1,023.13 1,024.23 1,022.97	$ $ $	2.03 0.92 2.19
Strong Florida Municipal Money Market Fund	Investor	0.45%			$1,000.00		$1,004.40		$2.27		$1,022.87		$2.29
Strong Money Market Fund	Investor	0.65%			$1,000.00		$1,004.00		$3.27		$1,021.87		$3.30
Strong Municipal Money Market Fund	Investor	0.62%			$1,000.00		$1,004.50		$3.12		$1,022.02		$3.15
Strong Tax-Free Money Fund	Investor	0.30%			$1,000.00		$1,005.30		$1.51		$1,023.63		$1.53

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

23

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG HERITAGE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Commercial Paper 72.4%
Alaska HFC (e)	$9,000,000	1.82%	11/12/04	$8,994,995
Alpine Securitization Corporation (b) (e)	2,500,000	1.78	11/04/04	2,499,629
	1,500,000	1.84	11/18/04	1,498,697
	5,000,000	1.85	12/03/04	4,991,778
Amstel Funding Corporation (b) (e)	1,000,000	1.85	11/23/04	998,869
	1,000,000	1.90	12/06/04	998,153
Atlantis One Funding Corporation (b) (e)	2,400,000	1.88	12/09/04	2,395,237
Barton Capital Corporation (b) (e)	2,000,000	1.77	11/04/04	1,999,705
	6,700,000	1.84	11/22/04	6,692,809
Blue Ridge Asset Funding Corporation (b) (e)	8,000,000	1.87	11/22/04	7,991,273
CXC, Inc. (b) (e)	9,500,000	1.70	11/19/04	9,491,925
California PCFA Water Distribution Facility Revenue (e)	9,000,000	1.93	12/03/04	9,000,000
Compass Securitization LLC (b) (e)	8,300,000	1.89	11/22/04	8,290,926
Danske Corporation (e)	3,000,000	1.77	11/24/04	2,996,607
	2,400,000	1.81	11/19/04	2,397,828
	3,000,000	1.92	11/29/04	2,995,520
Delaware Funding Corporation (b) (e)	3,000,000	1.78	11/03/04	2,999,703
	4,000,000	1.78	11/10/04	3,998,220
	1,500,000	1.92	12/01/04	1,497,600
Duke University	7,771,000	1.78	11/12/04	7,766,773
Erasmus Capital Corporation (b) (e)	9,000,000	1.80	11/10/04	8,995,950
Eureka Securitization, Inc. (b) (e)	5,000,000	1.78	11/08/04	4,998,269
	4,000,000	1.81	11/15/04	3,997,184
Fountain Square Commercial Corporation (b) (e)	9,000,000	1.81	11/17/04	8,992,760
Gannett, Inc. (b)	2,000,000	1.76	11/08/04	1,999,316
General Electric Capital Corporation	2,400,000	1.76	11/09/04	2,399,061
	4,075,000	1.76	11/10/04	4,073,207
	2,000,000	1.85	11/16/04	1,998,458
GovCo, Inc. (b) (e)	8,900,000	1.78	11/02/04	8,899,560
Gulf Coast Waste Disposal Authority PCR (e)	9,000,000	1.82	11/04/04	9,000,000
ING U.S. Funding LLC (e)	5,500,000	1.77	11/05/04	5,498,918
	3,600,000	1.93	11/29/04	3,594,596
Kittyhawk Funding Corporation (b) (e)	6,000,000	1.80	11/15/04	5,995,800
	2,800,000	1.88	11/22/04	2,796,929
Liberty Street Funding Corporation (b) (e)	2,300,000	1.79	11/04/04	2,299,657
	6,500,000	1.81	11/15/04	6,495,425
Long Island College Hospital (e)	9,000,000	1.82	11/08/04	8,996,815
MGIC Investment Corporation (b)	9,000,000	1.80	11/09/04	8,996,400
Market Street Funding Corporation (b) (e)	2,772,000	1.79	11/10/04	2,770,760
	6,000,000	1.81	11/18/04	5,994,872
Marshall & Ilsley Corporation	9,000,000	1.77	11/15/04	8,993,805
National Australia Funding, Inc. (e)	9,000,000	1.77	11/10/04	8,996,017
Nieuw Amsterdam Receivables Corporation (b) (e)	6,400,000	1.80	11/16/04	6,395,200
	2,570,000	1.87	11/29/04	2,566,262
Nordea North America, Inc. (e)	9,000,000	1.77	11/12/04	8,995,132
Oakland-Alameda County, California Coliseum Authority Lease Revenue (e)	9,500,000	1.72	11/02/04	9,500,000
	9,000,000	1.82	11/12/04	9,000,000
Old Line Funding Corporation (b) (e)	7,000,000	1.79	11/15/04	6,995,127
	1,000,000	1.80	11/16/04	999,250
Parker Hannifin Corporation (b)	9,200,000	1.85	11/04/04	9,198,582
Purdue Resh Foundation (e)	4,000,000	1.82	11/12/04	4,000,000
Rabobank USA Financial Corporation (e)	2,334,000	1.76	11/01/04	2,334,000
Rio Tinto, Ltd. (b) (e)	1,563,000	1.76	11/05/04	1,562,694
	3,240,000	1.77	11/01/04	3,240,000
	2,500,000	1.86	11/16/04	2,498,063
Royal Bank of Scotland PLC	2,500,000	1.75	11/05/04	2,499,514
	2,100,000	1.77	11/03/04	2,099,794
	4,000,000	1.79	11/15/04	3,997,216
Sheffield Receivables Corporation (b) (e)	1,300,000	1.79	11/10/04	1,299,418
	4,400,000	1.80	11/16/04	4,396,700
	2,000,000	1.90	11/30/04	1,996,939
Societe Generale North America, Inc. (e)	1,800,000	1.93	12/15/04	1,795,754
Society Of New York Hospital Fund, Inc. (e)	7,869,000	1.83	11/05/04	7,867,400

24

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Steamboat Funding Corporation (b) (e)	$6,900,000	1.78%	11/01/04	$6,900,000
	1,800,000	1.82	11/04/04	1,799,727
Svenska Handelsbank, Inc. (e)	8,000,000	1.80	11/04/04	7,998,802
Sydney Capital, Inc. (b) (e)	9,000,000	1.89	12/06/04	8,983,463
Tasman Funding, Inc. (b) (e)	5,400,000	1.83	11/24/04	5,393,687
	1,800,000	1.86	11/17/04	1,798,512
Three Pillars Funding Corporation (b) (e)	3,000,000	1.78	11/03/04	2,999,703
	3,900,000	1.79	11/10/04	3,898,255
	1,000,000	1.82	11/15/04	999,292
Thunder Bay Funding, Inc. (b) (e)	7,500,000	1.79	11/15/04	7,494,779
	1,300,000	1.86	11/22/04	1,298,590
Ticonderoga Funding LLC (b) (e)	2,800,000	1.79	11/02/04	2,799,861
	1,000,000	1.85	11/17/04	999,178
	2,500,000	1.89	11/30/04	2,496,194
	2,500,000	1.92	12/01/04	2,496,000
Total Capital (b) (e)	5,000,000	1.75	11/10/04	4,997,813
	1,800,000	1.79	11/18/04	1,798,479
	1,870,000	1.80	11/29/04	1,867,382
Triple-A-One Funding Corporation (b) (e)	3,000,000	1.79	11/01/04	3,000,000
	1,499,000	1.82	11/15/04	1,497,939
	3,500,000	1.82	11/23/04	3,496,107
Tulip Funding Corporation (b) (e)	4,000,000	1.79	11/01/04	4,000,000
	3,300,000	1.80	11/19/04	3,297,030
UBS Finance, Inc. (e)	3,400,000	1.76	11/04/04	3,399,501
	1,600,000	1.77	11/09/04	1,599,371
	3,901,000	1.79	11/15/04	3,898,289
Variable Funding Capital Corporation (b) (e)	9,000,000	1.78	11/03/04	8,999,110
Wells Fargo Bank	8,000,000	1.85	11/22/04	8,000,000
Windmill Funding Corporation (b) (e)	6,000,000	1.81	11/17/04	5,995,173
	1,600,000	1.85	12/15/04	1,596,382
	1,200,000	1.95	11/30/04	1,198,115
Yale University	9,000,000	1.78	11/12/04	8,995,105
Yorkshire Building Society	9,000,000	1.88	12/08/04	8,982,610

Total Commercial Paper				445,491,500

Taxable Variable Rate Put Bonds 15.1%
Alaska HFC	5,000,000	1.81	11/07/04	5,000,000
Arbor Properties, Inc. (e)	5,545,000	1.95	11/07/04	5,545,000
Botsford General Hospital Revenue (e)	4,900,000	1.85	11/01/04	4,900,000
Brooks County, Georgia Development Authority IDR - Langboard, Inc. Project (e)	5,000,000	1.96	11/07/04	5,000,000
CEI Capital LLC (e)	5,000,000	1.96	11/07/04	5,000,000
Colorado HFA (e)	14,000,000	1.84	11/07/04	14,000,000
Convenience Holding Company LLC (e)	4,760,000	2.01	11/07/04	4,760,000
Cornerstone Funding Corporation I, Series 2003 (b) (e)	4,000,000	2.00	11/07/04	4,000,000
Denver, Colorado City and County Airport Revenue Refunding (e)	5,100,000	1.87	11/07/04	5,100,000
Franklin Avenue Associates LP	5,880,000	1.95	11/07/04	5,880,000
LP Pinewood SPV LLC (e)	5,000,000	1.96	11/07/04	5,000,000
New Jersey EDA EDR - MSNBC/CNBC Project (e)	4,000,000	1.82	11/01/04	4,000,000
Sea Island Company & Sea Island Coastal Properties LLC (e)	5,000,000	2.04	11/07/04	5,000,000
Vancouver Clinic Building LLC (e)	6,700,000	1.87	11/07/04	6,700,000
Wake Forest University (e)	5,550,000	1.98	11/07/04	5,550,000
Waukesha Health System, Inc. (e)	2,700,000	1.87	11/07/04	2,700,000
Willacoochie, Georgia Development Authority PCR	4,800,000	1.93	11/07/04	4,800,000

Total Taxable Variable Rate Put Bonds				92,935,000

United States Government & Agency Issues 12.5%
FNMA Notes:
1.40%, Due 3/29/05	10,000,000	1.40	3/29/05	10,000,000
1.40%, Due 5/03/05	4,000,000	1.40	5/03/05	4,000,000
1.61%, Due 5/13/05	5,000,000	1.61	5/13/05	5,000,000
1.75%, Due 5/23/05	10,000,000	1.75	5/23/05	10,000,000
1.80%, Due 5/27/05	6,000,000	1.80	5/27/05	6,000,000

25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG HERITAGE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
FHLMC Notes:
1.35%, Due 4/15/05	$5,000,000	1.35%	4/15/05	$5,000,000
1.35%, Due 4/29/05	4,000,000	1.35	4/29/05	4,000,000
1.40%, Due 2/25/05	5,000,000	1.40	2/25/05	5,000,000
1.43%, Due 3/11/05	5,000,000	1.43	3/11/05	5,000,000
1.50%, Due 2/28/05	8,000,000	1.50	2/28/05	8,000,000
1.55%, Due 5/06/05	4,000,000	1.55	5/06/05	4,000,000
1.66%, Due 5/16/05	5,000,000	1.66	5/16/05	5,000,000
2.02%, Due 6/08/05	6,000,000	2.02	6/08/05	6,000,000

Total United States Government & Agency Issues				77,000,000

Total Investments in Securities 100.0%				615,426,500
Other Assets and Liabilities, Net 0.0%				(238,366)

Net Assets 100.0%				$615,188,134

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Variable Rate Put Bonds 100.0%
Alabama 1.7%
Mobile, Alabama IDB Revenue - Alabama Power Company Project	$300,000	1.81%	11/01/04	$300,000
Colorado 3.9%
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (e)	717,000	2.44	11/08/04	717,000
Florida 85.5%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project (e)	340,000	1.74	11/01/04	340,000
Broward County, Florida HFA MFHR (e)	495,000	1.78	11/08/04	495,000
Broward County, Florida HFA MFHR - Sanctuary Cove Apartments Project (e)	265,000	1.81	11/08/04	265,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project (e)	290,000	1.93	11/08/04	290,000
Dade County, Florida IDA Exempt Facilities Revenue Refunding - Florida Power & Light Company Project	765,000	1.75	11/01/04	765,000
Dade County, Florida IDA IDR (e):
Dolphins Stadium Project	1,240,000	1.77	11/08/04	1,240,000
U.S. Holdings, Inc. Project	720,000	1.94	11/08/04	720,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (e)	440,000	1.76	11/01/04	440,000
Escambia County, Florida HFA SFMR (e)	845,000	1.84	11/08/04	845,000
Florida HFA (e)	1,290,000	1.83	11/08/04	1,290,000
Florida HFC MFHR - Stone Harbor Apartments Project (e)	850,000	1.77	11/08/04	850,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (e)	900,000	1.96	11/08/04	900,000
Hillsborough County, Florida IDA IDR - Seaboard Tampa Terminals Project (e)	500,000	1.98	11/08/04	500,000
Jackson County, Florida PCR Refunding - Gulf Power Company Project	680,000	1.79	11/01/04	680,000
Jacksonville, Florida Economic Development Commission IDR - STI Project (e)	2,235,000	1.82	11/08/04	2,235,000
Orange County, Florida Health Facilities Authority Revenue (e)	650,000	1.76	11/08/04	650,000
Orlando and Orange County, Florida Expressway Authority Refunding (e)	1,600,000	1.74	11/08/04	1,600,000
Orlando, Florida Utilities Commission Water and Electric Revenue (f)	400,000	1.74	11/08/04	400,000
Sarasota County, Florida Utility Systems Revenue (e)	1,100,000	1.79	11/08/04	1,100,000

				15,605,000
Illinois 7.5%
Lakemoor, Illinois MFHR (e)	1,370,000	1.90	11/08/04	1,370,000
Texas 1.4%
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project	255,000	1.79	11/01/04	255,000

Total Variable Rate Put Bonds 100.0%				18,247,000

Total Investments in Securities 100.0%				18,247,000
Other Assets and Liabilities, Net 0.0%				(1,343)

Net Assets 100.0%				$18,245,657

26

STRONG MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Commercial Paper 70.5%
Alaska HFC	$16,000,000	1.82%	11/12/04	$15,991,102
Alpine Securitization Corporation (b) (e)	2,500,000	1.78	11/04/04	2,499,629
	6,500,000	1.84	11/18/04	6,494,352
	6,000,000	1.85	12/03/04	5,990,133
Atlantis One Funding Corporation (b) (e)	1,000,000	1.79	11/04/04	999,851
	1,600,000	1.82	11/24/04	1,598,139
	12,600,000	1.88	12/09/04	12,574,996
Barton Capital Corporation (b) (e)	3,000,000	1.77	11/04/04	2,999,558
	5,194,000	1.78	11/05/04	5,192,973
	1,500,000	1.78	11/08/04	1,499,481
	4,000,000	1.79	11/17/04	3,996,818
	2,000,000	1.80	11/10/04	1,999,100
Blue Ridge Asset Funding Corporation (b) (e)	12,000,000	1.87	11/22/04	11,986,910
	3,300,000	1.90	11/24/04	3,295,994
CXC, Inc. (b) (e)	14,500,000	1.70	11/19/04	14,487,675
California PCFA Water Distribution Facility Revenue (e)	16,000,000	1.93	12/03/04	16,000,000
Citigroup Global Markets Holdings, Inc.	5,000,000	1.82	11/16/04	4,996,208
Compass Securitization LLC (b) (e)	5,000,000	1.78	11/10/04	4,997,775
	10,400,000	1.89	11/22/04	10,388,602
Danske Corporation (e)	10,900,000	1.81	11/19/04	10,890,191
	5,000,000	1.86	12/16/04	4,988,375
Delaware Funding Corporation (b) (e)	14,994,000	1.78	11/03/04	14,992,517
	1,000,000	1.78	11/10/04	999,555
Duke University	8,000,000	1.78	11/12/04	7,995,649
	5,265,000	1.80	11/10/04	5,262,631
Erasmus Capital Corporation (b) (e)	15,000,000	1.80	11/10/04	14,993,250
Eureka Securitization, Inc. (b) (e)	10,000,000	1.78	11/08/04	9,996,539
	6,000,000	1.81	11/15/04	5,995,777
Fountain Square Commercial Corporation (b) (e)	16,000,000	1.81	11/17/04	15,987,129
General Electric Capital Corporation	1,500,000	1.76	11/10/04	1,499,336
GovCo, Inc. (b) (e)	16,100,000	1.78	11/02/04	16,099,204
Gulf Coast Waste Disposal Authority PCR (e)	16,000,000	1.82	11/04/04	16,000,000
ING Funding (e)	8,500,000	1.77	11/05/04	8,498,328
	5,400,000	1.93	11/29/04	5,391,894
Kittyhawk Funding Corporation (b) (e)	10,500,000	1.79	11/12/04	10,494,257
	5,200,000	1.88	11/22/04	5,194,297
Liberty Street Funding Corporation (b) (e)	6,500,000	1.81	11/15/04	6,495,425
	9,400,000	1.91	11/23/04	9,389,028
Long Island College Hospital (e)	10,000,000	1.82	11/08/04	9,996,461
	5,700,000	1.83	11/05/04	5,698,841
MGIC Investment Corporation (b)	16,000,000	1.80	11/09/04	15,993,600
Market Street Funding Corporation (b) (e)	16,000,000	1.81	11/18/04	15,986,324
Marshall & Ilsley Corporation	16,000,000	1.77	11/15/04	15,988,987
National Australia Funding, Inc. (e)	16,000,000	1.77	11/10/04	15,992,920
Nieuw Amsterdam Receivables Corporation (b) (e)	5,900,000	1.72	11/24/04	5,893,517
	9,600,000	1.80	11/16/04	9,592,800
Nordea North America, Inc. (e)	16,000,000	1.77	11/12/04	15,991,347
Oakland-Alameda County, California Coliseum Authority Lease Revenue (e)	16,500,000	1.72	11/02/04	16,500,000
	16,000,000	1.82	11/12/04	16,000,000
Old Line Funding Corporation (b) (e)	9,800,000	1.79	11/15/04	9,793,145
	6,000,000	1.86	11/22/04	5,993,490
Rio Tinto, Ltd. (b) (e)	9,370,000	1.75	11/04/04	9,368,634
	3,000,000	1.76	11/05/04	2,999,413
	3,500,000	1.86	11/16/04	3,497,288
Royal Bank of Scotland PLC	16,000,000	1.79	11/15/04	15,988,862
Sheffield Receivables Corporation (b) (e)	11,600,000	1.80	11/16/04	11,591,300
	4,300,000	1.90	11/30/04	4,293,419
Societe Generale North America, Inc. (e)	12,000,000	1.86	11/29/04	11,982,640
Society Of New York Hospital Fund, Inc. (e)	8,000,000	1.83	11/05/04	7,998,373
Steamboat Funding Corporation (b) (e)	4,600,000	1.78	11/01/04	4,600,000
	2,057,000	1.78	11/05/04	2,056,593
	9,000,000	1.82	11/04/04	8,998,635
Svenska Handelsbank, Inc. (e)	3,700,000	1.79	11/10/04	3,698,347

27

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Sydney Capital, Inc. (b) (e)	$1,710,000	1.80%	11/22/04	$1,708,205
	3,700,000	1.83	11/19/04	3,696,615
	3,169,000	1.89	12/06/04	3,163,177
	7,367,000	1.89	12/07/04	7,353,076
Tasman Funding, Inc. (b) (e)	2,486,000	1.82	11/15/04	2,484,240
	12,100,000	1.83	11/24/04	12,085,853
	1,400,000	1.86	11/17/04	1,398,843
Three Pillars Funding Corporation (b) (e)	4,100,000	1.79	11/10/04	4,098,165
	3,000,000	1.84	11/18/04	2,997,393
	8,500,000	1.90	11/30/04	8,486,990
Thunder Bay Funding, Inc. (b) (e)	15,500,000	1.79	11/15/04	15,489,210
Ticonderoga Funding LLC (b) (e)	3,200,000	1.79	11/02/04	3,199,841
	2,532,000	1.89	11/30/04	2,528,145
	2,800,000	1.92	12/01/04	2,795,520
Total Capital (b) (e)	15,000,000	1.75	11/10/04	14,993,438
Triple-A-One Funding Corporation (b) (e)	9,400,000	1.78	11/10/04	9,395,817
	3,575,000	1.79	11/03/04	3,574,644
	3,000,000	1.82	11/23/04	2,996,663
Tulip Funding Corporation (e)	1,702,000	1.94	12/01/04	1,699,248
UBS Finance, Inc. (e)	1,400,000	1.76	11/04/04	1,399,795
	2,000,000	1.77	11/02/04	1,999,902
	3,600,000	1.78	11/15/04	3,597,487
	4,441,000	1.80	11/29/04	4,434,783
	3,000,000	1.87	11/26/04	2,996,104
	1,530,000	1.87	11/30/04	1,527,695
Variable Funding Capital Corporation (b) (e)	16,000,000	1.78	11/03/04	15,998,418
Wells Fargo Bank	16,000,000	1.85	11/22/04	16,000,000
Windmill Funding Corporation (b) (e)	3,500,000	1.80	11/16/04	3,497,375
	4,000,000	1.81	11/17/04	3,996,782
	7,800,000	1.95	11/30/04	7,787,748
Winston-Salem, North Carolina (e)	5,000,000	1.82	11/12/04	5,000,000
Yale University	16,000,000	1.78	11/12/04	15,991,298
Yorkshire Building Society	16,000,000	1.88	12/08/04	15,969,084

Total Commercial Paper				749,989,168

Taxable Variable Rate Put Bonds 18.3%
Alaska HFC	10,000,000	1.81	11/04/04	10,000,000
Aurora, Kane & DuPage Counties, Illinois IDR	3,760,000	2.04	11/04/04	3,760,000
Botsford General Hospital Revenue	5,000,000	1.85	11/01/04	5,000,000
CEI Capital LLC	6,045,000	1.96	11/04/04	6,045,000
Colorado HFA	30,000,000	1.84	11/03/04	30,000,000
Colorado HFA Multi-Family Revenue	5,275,000	1.84	11/03/04	5,275,000
Convenience Holding Company LLC	2,905,000	2.01	11/04/04	2,905,000
Cornerstone Funding Corporation I:
Series 2001A	9,700,000	2.00	11/04/04	9,700,000
Series 2001D	10,941,000	2.00	11/04/04	10,941,000
Series 2003D	5,000,000	1.97	11/04/04	5,000,000
Delta Student Housing, Inc. Arkansas Student Housing Revenue - University of Arkansas Project	5,170,000	2.04	11/04/04	5,170,000
Denver, Colorado City and County Airport Revenue Refunding	1,700,000	1.87	11/03/04	1,700,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue - Giant Center Project	200,000	1.96	11/04/04	200,000
ETC Holdings LLC	5,500,000	1.85	11/01/04	5,500,000
Franklin Avenue Associates LP	8,820,000	1.95	11/01/04	8,820,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC	1,590,000	2.04	11/04/04	1,590,000
Headquarters Partnership, Ltd. Notes	6,790,000	2.00	11/04/04	6,790,000
LP Pinewood SPV LLC	10,000,000	1.96	11/04/04	10,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project	5,000,000	1.82	11/01/04	5,000,000
Moondance Enterprises LP	7,985,000	1.96	11/04/04	7,985,000
New Jersey EDA EDR - MSNBC/CNBC Project	4,000,000	1.82	11/01/04	4,000,000
Oklahoma Christian University, Inc.	7,500,000	2.01	11/04/04	7,500,000
R.M. Greene, Inc.	3,395,000	2.00	11/04/04	3,395,000
Radiation Oncology Partners LLP	4,355,000	2.00	11/04/04	4,355,000

28

STRONG MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Sea Island Company & Sea Island Coastal Properties LLC	$10,000,000	2.04%	11/04/04	$10,000,000
Sussex, Wisconsin IDR - Rotating Equipment Project	1,360,000	2.04	11/04/04	1,360,000
Tifton Mall, Inc.	6,765,000	2.00	11/04/04	6,765,000
Todd Shopping Center LLC	9,500,000	1.95	11/03/04	9,500,000
Virginia Health Services, Inc.	5,957,000	1.95	11/03/04	5,957,000

Total Taxable Variable Rate Put Bonds				194,213,000

United States Government & Agency Issues 11.5%
FNMA Notes:
1.40%, Due 3/29/05	15,000,000	1.40	3/29/05	15,000,000
1.40%, Due 5/03/05	5,500,000	1.40	5/03/05	5,500,000
1.61%, Due 5/13/05	5,000,000	1.61	5/13/05	5,000,000
1.75%, Due 5/23/05	15,000,000	1.75	5/23/05	15,000,000
1.80%, Due 5/27/05	9,000,000	1.80	5/27/05	9,000,000
Federal Home Loan Bank Notes:
1.35%, Due 4/15/05	5,000,000	1.35	4/15/05	5,000,000
1.35%, Due 4/29/05	6,000,000	1.35	4/29/05	6,000,000
1.40%, Due 2/25/05	10,000,000	1.40	2/25/05	10,000,000
1.43%, Due 3/11/05	10,000,000	1.43	3/11/05	10,000,000
1.50%, Due 2/28/05	12,000,000	1.50	2/28/05	12,000,000
1.55%, Due 5/06/05	6,000,000	1.55	5/06/05	6,000,000
1.66%, Due 5/16/05	15,000,000	1.66	5/16/05	15,000,000
2.02%, Due 6/08/05	9,000,000	2.02	6/08/05	9,000,000

Total United States Government & Agency Issues				122,500,000

Repurchase Agreements 0.0%
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $56,804); Collateralized by: United States Government & Agency Issues (c)	56,800	0.85	11/01/04	56,800

Total Repurchase Agreements				56,800

Total Investments in Securities 100.3%				1,066,758,968
Other Assets and Liabilities, Net (0.3%)				(2,813,066)

Net Assets 100.0%				$1,063,945,902

STRONG MUNICIPAL MONEY MARKET FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Variable Rate Put Bonds 99.9%
Alabama 4.6%
Alabama HFA MFHR (e):
Lakeshore Crossing Apartments Project	$8,710,000	2.21%	11/08/04	$8,710,000
Phoenix Apartments Project	5,330,000	2.16	11/08/04	5,330,000
Alabama IDA IDR (e)	2,425,000	1.93	11/08/04	2,425,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (e)	10,000,000	1.95	11/08/04	10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (e)	900,000	2.11	11/08/04	900,000
Cullman County, Alabama Solid Waste Disposal Authority Revenue Refunding - Cullman Environmental Project (e)	2,115,000	1.95	11/08/04	2,115,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (e)	2,570,000	1.93	11/08/04	2,570,000
Mobile, Alabama IDB Revenue - Alabama Power Company Project	2,150,000	1.81	11/01/04	2,150,000
Montgomery, Alabama IDB Revenue (e):
Asphalt Contractors, Inc. Project	600,000	1.93	11/08/04	600,000
Norment Industries, Inc. Project	1,400,000	1.91	11/08/04	1,400,000
Montgomery, Alabama IDB Revenue Refunding - Kinpak, Inc. Project (e)	280,000	2.06	11/08/04	280,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (e)	615,000	2.06	11/08/04	615,000
Shelby County, Alabama Economic and IDA Revenue - MD Henry Company, Inc. Project (e)	1,125,000	2.06	11/08/04	1,125,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project (e)	1,805,000	2.01	11/08/04	1,805,000

				40,025,000

29

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Alaska 0.1%
Alaska Industrial Development and Export Authority (e):
Lot 10	$90,000	2.24%	11/08/04	$90,000
Lot 12	990,000	2.24	11/08/04	990,000

				1,080,000
Arizona 2.5%
First Matrix Charter School Trust Pass-Thru Certificates (e)	14,925,000	2.26	11/08/04	14,925,000
Glendale, Arizona IDA IDR - Sto Corporation Project (e)	1,550,000	2.35	12/01/04	1,550,000
Phoenix, Arizona IDA MFHR (d) (e)	5,130,000	1.80	6/15/05	5,130,000

				21,605,000
Arkansas 0.2%
Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (e)	2,000,000	2.00	11/08/04	2,000,000
California 1.1%
Glenn, California IDA IDR - Land O’ Lakes, Inc. Project (e)	2,900,000	1.95	11/08/04	2,900,000
Lancaster, California Redevelopment Agency MFHR (e)	3,000,000	1.85	11/08/04	3,000,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project (e)	2,275,000	2.85	11/08/04	2,275,000
Riverside County, California IDA IDR - Triple H Processors Project (e)	1,680,000	2.08	11/08/04	1,680,000

				9,855,000
Colorado 5.2%
Colorado HFA EDR (e):
Casa Rosa and Denver Gasket Project	1,760,000	2.00	11/08/04	1,760,000
High Desert Properties Project	2,740,000	2.05	11/08/04	2,740,000
National Bedding Company, Inc. Project	2,400,000	2.01	11/08/04	2,400,000
El Paso County, Colorado SFMR Refunding (e)	22,110,000	1.95	2/25/05	22,110,000
Hudson, Colorado IDR (e)	1,250,000	1.97	11/08/04	1,250,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (e)	2,246,000	2.44	11/08/04	2,246,000
Munimae Canterbury Trust Pass-Thru Certificates (e)	12,330,000	2.16	11/08/04	12,330,000
Weld County, Colorado Revenue - MAK Group Project (e)	1,105,000	2.04	11/08/04	1,105,000

				45,941,000
Delaware 0.8%
Delaware EDA Revenue - Delmarva Power & Light Company Project	6,600,000	2.10	11/01/04	6,600,000
Florida 1.7%
Dade County, Florida IDA IDR - U.S. Holdings, Inc. Project (e)	295,000	1.94	11/08/04	295,000
Florida HFA (e)	1,615,000	1.83	11/08/04	1,615,000
Florida HFC MFHR - Stone Harbor Apartments Project (e)	4,700,000	1.77	11/08/04	4,700,000
Fort Lauderdale, Florida Health Care Facilities Revenue Refunding - Ann Storck Center, Inc. Project (e)	200,000	1.96	11/08/04	200,000
Jacksonville, Florida Economic Development Commission IDR - STI Project (e)	1,440,000	1.82	11/08/04	1,440,000
Revenue Bond Certificate Trust (e)	6,530,000	1.30	3/03/05	6,530,000

				14,780,000
Georgia 5.5%
Bulloch County, Georgia Development Authority Solid Waste Disposal Revenue - Apogee Enterprises, Inc. Project (e)	5,400,000	1.92	11/08/04	5,400,000
Columbus, Georgia Development Authority Revenue Refunding - Jordan Company Project (e)	700,000	2.06	11/08/04	700,000
Crisp County, Georgia Solid Waste Management Authority Revenue (e)	28,120,000	2.23	11/08/04	28,120,000
Fulton County, Georgia Housing Authority MFHR Refunding - Orchard Spring Apartments Project (e)	13,500,000	1.65	6/01/05	13,500,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (e)	830,000	1.95	11/08/04	830,000

				48,550,000
Hawaii 1.7%
Hawaii Department of Budget and Finance Special Purpose Mortgage Revenue - Wailuku River Hydroelectric Project (e)	15,116,000	2.08	11/08/04	15,116,000
Idaho 0.4%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project (e)	3,630,000	1.96	11/08/04	3,630,000
Illinois 2.8%
Carol Stream, Illinois IDR - MI Enterprises Project (e)	1,440,000	1.95	11/08/04	1,440,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (e)	1,105,000	2.06	11/08/04	1,105,000
Clipper Brigantine Tax-Exempt Certificates Trust (e)	15,000	2.11	11/08/04	15,000

30

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Geneva, Illinois IDR - Continental Envelope Project (e)	$2,385,000	1.92%	11/08/04	$2,385,000
Illinois DFA IDR (e):
Apogee Enterprises, Inc. Project	1,000,000	1.92	11/08/04	1,000,000
MCL, Inc. Project	4,295,000	1.92	11/08/04	4,295,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical Industries Project (e)	1,300,000	1.96	11/08/04	1,300,000
Lake County, Illinois IDR - Brown Paper Goods Project (e)	3,015,000	2.12	11/08/04	3,015,000
Springfield, Illinois Airport Authority Revenue - Allied-Signal, Inc. Project	4,375,000	2.00	11/08/04	4,375,000
Will County, Illinois Exempt Facilities Revenue - Amoco Chemical Company Project	5,650,000	1.79	11/01/04	5,650,000

				24,580,000
Indiana 2.1%
Franklin County, Georgia IBA IDR - Ross Operating Valve Company Project (e)	870,000	2.06	11/08/04	870,000
Gary, Indiana EDR - 25th and Grant Street Project (e)	6,300,000	2.01	11/08/04	6,300,000
Indianapolis, Indiana Airport Facility Revenue (e)	4,200,000	2.05	11/08/04	4,200,000
Shelbyville, Indiana EDR - AFR Properties and American Resources Projects (e)	2,150,000	2.12	11/08/04	2,150,000
Westfield, Indiana EDR - Standard Locknut, Inc. Project (e)	1,095,000	2.04	11/08/04	1,095,000
Westfield, Indiana IDR - Standard Locknut, Inc. Project (e)	1,515,000	2.04	11/08/04	1,515,000
Whiting, Indiana Environmental Facilities Revenue Refunding - BP Products Project	1,550,000	1.79	11/01/04	1,550,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (e)	1,000,000	2.06	11/08/04	1,000,000

				18,680,000
Iowa 0.9%
Eldridge, Iowa IDR - American Finishing Resources, Inc. Project (e)	1,515,000	2.17	11/08/04	1,515,000
Iowa Finance Authority IDR (e):
Dixie Bedding Company Project	2,750,000	2.42	11/08/04	2,750,000
First Cooperative Association Project	2,450,000	2.01	11/08/04	2,450,000
West Des Moines, Iowa Revenue - Woodgrain Millwork, Inc. Project (e)	1,180,000	2.04	11/08/04	1,180,000

				7,895,000
Kansas 0.4%
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project (e)	3,485,000	2.01	11/08/04	3,485,000
Kentucky 5.0%
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments Project (e)	4,155,000	1.95	11/08/04	4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd. Project (e)	7,815,000	2.05	11/08/04	7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (e)	18,515,000	2.05	11/08/04	18,515,000
Madisonville, Kentucky IBR - Period, Inc. Project (e)	2,855,000	1.96	11/08/04	2,855,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (e)	10,000,000	1.93	11/08/04	10,000,000

				43,340,000
Louisiana 2.1%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue - Shreveport Fabricators Project (e)	1,050,000	2.21	11/08/04	1,050,000
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project	4,600,000	1.85	11/01/04	4,600,000
Louisiana Local Government Environmental Facilities and Community Development Authority Revenue (e):
Bioset Shreveport LLC Project	6,145,000	1.96	11/08/04	6,145,000
Caddo-Bossier Parishes Project	1,500,000	2.21	11/08/04	1,500,000
West Baton Rouge Parish, Lousiana Industrial District Number 3 Revenue - The Dow Chemical Company Project	4,850,000	1.91	11/01/04	4,850,000

				18,145,000
Maryland 1.3%
Capital View II LP Tax-Exempt Bond Grantor Trust (d) (e)	6,380,000	1.90	11/01/04	6,380,000
Washington County, Maryland EDR - Tandy Project	5,100,000	2.05	11/08/04	5,100,000

				11,480,000
Massachusetts 0.1%
Massachusetts Industrial Finance Agency Industrial Revenue - Barker Steel Company Issue Project (e)	1,200,000	2.04	11/08/04	1,200,000
Michigan 0.3%
Michigan Strategic Fund Limited Obligation Revenue - Drake Enterprises Project (e)	2,700,000	1.92	11/08/04	2,700,000
Minnesota 3.6%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (e)	1,795,000	2.04	11/08/04	1,795,000
Chanhassen, Minnesota MFHR - Village Ponds Project	5,530,000	2.01	11/01/04	5,530,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (e)	5,750,000	2.06	11/08/04	5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project (e)	835,000	1.92	11/08/04	835,000

31

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
New Brighton, Minnesota IDR - Donatelle Holdings Project (e)	$2,025,000	2.04%	11/08/04	$2,025,000
Plymouth, Minnesota IDR - Nu Aire, Inc. Project (e)	2,000,000	2.04	11/08/04	2,000,000
Plymouth, Minnesota IDR Refunding - Nu Aire, Inc. Project (e)	1,420,000	2.04	11/08/04	1,420,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project (e)	200,000	1.96	11/01/04	200,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project (e)	1,030,000	2.04	11/08/04	1,030,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project (e)	4,675,000	1.93	11/08/04	4,675,000
Saint Paul, Minnesota Port IDR (e)	2,900,000	2.04	11/08/04	2,900,000
Sherburne County, Minnesota Housing and Redevelopment Authority IDR - Apperts, Inc. Project (e)	3,525,000	2.34	11/01/04	3,525,000

				31,685,000
Mississippi 3.0%
Mississippi Business Finance Corporation IDR (e):
American Metal Sales, Inc. Project	2,530,000	1.91	11/08/04	2,530,000
Polks Meat Products, Inc. Project	2,900,000	2.11	11/08/04	2,900,000
Mississippi Business Finance Corporation Revenue (e):
ABT Company, Inc. Project	1,000,000	1.96	11/08/04	1,000,000
Arch Aluminum & Glass Project	1,220,000	2.01	11/08/04	1,220,000
Mississippi Regional Housing Authority Number II MFHR (e):
Laurel Park Apartments Project	7,800,000	1.45	6/01/05	7,800,000
Terrace Park Apartments Project	10,500,000	1.75	5/01/05	10,500,000

				25,950,000
Missouri 2.2%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber Products Project (e)	3,300,000	1.92	11/08/04	3,300,000
Missouri Development Finance Board IDR - MFA, Inc. Project (e)	1,825,000	2.01	11/08/04	1,825,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project (e)	5,635,000	2.05	11/08/04	5,635,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (e)	2,000,000	2.10	11/08/04	2,000,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project (e)	2,160,000	2.00	11/08/04	2,160,000
Washington, Missouri IDA IDR - Clemco Industries Project (e)	4,075,000	2.05	11/08/04	4,075,000

				18,995,000
Nebraska 0.5%
Adams County, Nebraska IDR - Hastings EDC Project (e)	1,530,000	1.97	11/08/04	1,530,000
Boone County, Nebraska IDR - Global Industries, Inc. Project (e)	585,000	2.04	11/08/04	585,000
Hall County, Nebraska IDR (e)	2,370,000	2.04	11/08/04	2,370,000

				4,485,000
Nevada 1.5%
Clark County, Nevada IDR - Nevada Cogeneration Association 2 Project (e)	10,900,000	1.81	11/01/04	10,900,000
Sparks, Nevada EDR - RIX Industries Project (e)	1,825,000	2.04	11/08/04	1,825,000

				12,725,000
New Mexico 0.5%
New Mexico Housing Authority Region III MFHR - Enchanted Vista Apartments Project (e)	4,000,000	1.15	7/01/05	4,000,000
North Carolina 1.2%
Craven County, North Carolina Industrial Facilities and PCFA IDR - Wheatstone Corporation Project (e)	2,000,000	1.95	11/08/04	2,000,000
Guilford County, North Carolina Industrial Facilities and PCFA Revenue - Crescent Sleep Products Project (e)	5,530,000	2.42	11/08/04	5,530,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR - Triangle Building Supply, Inc. Project (e)	1,625,000	1.93	11/08/04	1,625,000
Wake County, North Carolina Industrial Facilities and Pollution Control Financing Authority Revenue - Carolina Power & Light Company Project (e)	975,000	1.95	11/08/04	975,000

				10,130,000
North Dakota 0.4%
Traill County, North Dakota Solid Waste Disposal Revenue - American Crystal Sugar Company Project (e)	3,580,000	2.06	11/08/04	3,580,000
Ohio 1.2%
Blue Bell Tax-Exempt Bond Grantor Trust (d) (e)	1,065,955	1.85	11/01/04	1,065,955
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and One Industry Drive, Inc. Projects (e)	1,040,000	2.00	11/08/04	1,040,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (e)	1,445,000	2.17	11/08/04	1,445,000
Gallia County, Ohio IDR - Harsco Corporation Project	3,500,000	3.76	11/08/04	3,500,000
Montgomery County, Ohio IDR - Kroger Company Project (e)	2,925,000	2.85	11/08/04	2,925,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (e)	400,000	3.92	11/08/04	400,000

				10,375,955

32

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Oregon 0.3%
Oregon EDR - Toyo Tanso USA, Inc. Project (e)	$3,000,000	4.25%	11/08/04	$3,000,000
Pennsylvania 0.2%
Pittsburgh, Pennsylvania Urban Redevelopment Authority - Wood Street Commons Project (e)	1,745,000	2.38	11/08/04	1,745,000
South Carolina 0.5%
Charleston County, South Carolina Industrial Revenue - Tandy Corporation Project	1,000,000	2.85	11/08/04	1,000,000
Florence County, South Carolina Solid Waste Disposal and Wastewater Treatment Revenue - Roche, Carolina, Inc. Project (e)	1,000,000	1.81	11/01/04	1,000,000
South Carolina Jobs EDA EDR (e):
Carolina Cotton Works, Inc. Project	1,400,000	1.92	11/08/04	1,400,000
Sea Pro Boats, Inc. Project	950,000	1.96	11/08/04	950,000

				4,350,000
South Dakota 0.4%
Brookings, South Dakota IDR - Lomar Development Company Project (e)	1,600,000	2.39	11/08/04	1,600,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC (e)	1,000,000	2.01	11/08/04	1,000,000
South Dakota EDFA EDR - Vicom, Ltd. Project (e)	1,125,000	2.05	11/08/04	1,125,000

				3,725,000
Tennessee 5.9%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project (e)	4,840,000	2.05	6/01/05	4,840,000
Coffee County, Tennessee Industrial Board, Inc. IDR - McKey Perforated Products Project (e)	2,195,000	1.96	11/08/04	2,195,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue - Fairfield Glade Community Club Project (e)	6,500,000	2.01	11/08/04	6,500,000
Dickson, Tennessee Health, Educational and Housing Facilities Board MFHR - Autumn Park Apartments Project (e)	5,000,000	2.11	11/08/04	5,000,000
Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing Company Project (e)	1,800,000	2.06	11/08/04	1,800,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project (e)	1,900,000	2.06	11/08/04	1,900,000
Huntingdon, Tennessee IDB Revenue - Behlen Manufacturing Project (e)	8,000,000	1.94	11/08/04	8,000,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR - Park Ridge Apartments Project (e)	5,000,000	2.01	11/08/04	5,000,000
Marion County, Tennessee Industrial Environmental Development Board EDR - Variform, Inc. Project (e)	7,000,000	1.40	2/01/05	7,000,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project (e)	500,000	2.06	11/08/04	500,000
Rutherford County, Tennessee IDB IDR - Tennessee Farmers Cooperative Project (e)	1,600,000	2.06	11/08/04	1,600,000
Wilson County, Tennessee Health and Educational Facilities Board Revenue - Forest View Apartments Project (e)	7,445,000	2.01	11/08/04	7,445,000

				51,780,000
Texas 11.8%
Gulf Coast IDA Exempt Facilities Industrial Revenue - British Petroleum Global Power Corporation Project	4,000,000	1.79	11/01/04	4,000,000
Gulf Coast Waste Disposal Authority - Amoco Oil Company Project	2,975,000	1.79	11/01/04	2,975,000
Gulf Coast Waste Disposal Authority Environmental Facilities Revenue:
Amoco Oil Company Project, Series 1997	2,200,000	1.79	11/01/04	2,200,000
Amoco Oil Company Project, Series 2001	5,800,000	1.79	11/01/04	5,800,000
BP Amoco Chemical Project	5,300,000	1.79	11/01/04	5,300,000
BP Products North America Project	5,800,000	1.79	11/01/04	5,800,000
Harris County, Texas Health Facilities Development Corporation Revenue:
Methodist Hospital Project	11,150,000	1.74	11/01/04	11,150,000
Series PT 443 (e)	4,430,000	1.93	11/08/04	4,430,000
Series 6 (e)	830,000	2.05	11/08/04	830,000
Harris County, Texas IDC Solid Waste Disposal Revenue	18,200,000	1.80	11/01/04	18,200,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project (e)	2,500,000	1.97	11/08/04	2,500,000
Phoenix Realty Special Account MFHR - Brightons Mark Project (e)	8,075,000	2.00	11/08/04	8,075,000
Port Development Corporation Marine Terminal Revenue - Pasadena Terminal Company, Inc. Project (e)	150,000	2.00	11/08/04	150,000
Tarrant County, Texas HFC Revenue Floating Rate Trusts (d) (e)	13,200,000	1.80	6/15/05	13,200,000
Texas Department of Housing and Community Affairs MFHR - Addison Park Apartments Project (e)	14,000,000	2.21	11/08/04	14,000,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (e)	4,600,000	2.06	11/08/04	4,600,000

				103,210,000

33

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Utah 3.3%
Beaver County, Utah Environmental Facility Revenue - Biofuels Project (e):
Series A	$10,985,000	1.93%	11/08/04	$10,985,000
Series B	3,465,000	2.08	11/08/04	3,465,000
Davis County, Utah Revenue (e)	2,460,000	2.09	11/08/04	2,460,000
Utah Housing Corporation MFHR - Todd Hollow Apartments Project (e)	7,500,000	2.01	11/08/04	7,500,000
Utah Housing Corporation SFMR	4,800,000	1.55	1/01/05	4,800,000

				29,210,000
Virginia 5.9%
King George County, Virginia IDA Exempt Facility Revenue - Birchwood Power Partners Project (e):
Series 1994-A	6,700,000	1.80	11/01/04	6,700,000
Series 1994-B	5,915,000	1.80	11/01/04	5,915,000
Series 1996-A	3,100,000	1.83	11/01/04	3,100,000
Series 1997	5,500,000	1.83	11/01/04	5,500,000
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (e)	1,525,000	1.93	11/08/04	1,525,000
Richmond, Virginia IDA Revenue - Cogentrix of Richmond, Inc. Project (e)	23,500,000	1.78	11/01/04	23,500,000
Virginia Beach, Virginia IDA Revenue - Management Services Group Project (e)	3,000,000	1.93	11/08/04	3,000,000
Virginia Small Business Financing Authority IDR - International Parkway Association Project (e)	2,030,000	1.93	11/08/04	2,030,000

				51,270,000
Washington 0.6%
Port Bellingham, Washington IDC Environmental Facilities Industrial Revenue - BP West Coast Products LLC Project:
Series 2002	1,200,000	1.79	11/01/04	1,200,000
Series 2003	2,450,000	1.79	11/01/04	2,450,000
Washington EDFA EDR - Art and Theresa Mensonides Project (e)	1,910,000	2.06	11/08/04	1,910,000

				5,560,000
Wisconsin 7.1%
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (e)	4,600,000	2.01	11/08/04	4,600,000
Ashwaubenon, Wisconsin IDR - Valley Packaging Supply Company Project (e)	1,965,000	1.96	11/08/04	1,965,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue - Wausau Paper Mills Company Project (e)	9,500,000	2.05	11/08/04	9,500,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (e)	2,000,000	1.93	11/08/04	2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project (e)	4,300,000	2.05	11/08/04	4,300,000
Eagle, Wisconsin IDR - Generac Corporation Project (e)	4,800,000	1.92	11/08/04	4,800,000
Franklin, Wisconsin IDR (e):
Howard Henz Company, Inc. Project	1,580,000	2.07	11/08/04	1,580,000
Smyczek/ECS Project	1,750,000	2.02	11/08/04	1,750,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project (e)	7,710,000	1.93	11/08/04	7,710,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue - City Forest Corporation Project (e)	8,100,000	2.04	11/08/04	8,100,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (e)	1,465,000	1.96	11/08/04	1,465,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue Refunding - Helwig Carbon Products Project (e)	3,500,000	1.96	11/08/04	3,500,000
New London, Wisconsin IDR - Wohlt Cheese Corporation Project (e)	3,490,000	1.96	11/08/04	3,490,000
Reedsburg, Wisconsin IDR - Cellox Project (e)	2,000,000	2.07	11/08/04	2,000,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (e)	1,775,000	2.02	11/08/04	1,775,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (e)	1,000,000	1.92	11/08/04	1,000,000
Wisconsin Housing and EDA Business Development Revenue Refunding - National Bedding Project (e)	2,390,000	2.01	11/08/04	2,390,000

				61,925,000
Wyoming 2.3%
Campbell County, Wyoming IDR - Two Elk Power Generation Project (e)	20,000,000	1.40	12/02/04	20,000,000

34

STRONG MUNICIPAL MONEY MARKET FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Multiple States 8.7%
Class B Trust Revenue (e)	$3,740,000	2.11%	11/08/04	$3,740,000
Clipper Tax-Exempt Trust COP:
Series 1997	24,372,000	1.96	11/08/04	24,372,000
Series 1999	25,318,000	1.96	11/08/04	25,318,000
Lehman Brothers, Inc. as Trustor Pooled Trust Receipts (e)	22,890,000	2.05	11/08/04	22,890,000

				76,320,000

Total Investments in Securities 99.9%				874,707,955
Other Assets and Liabilities, Net 0.1%				739,491

Net Assets 100.0%				$875,447,446

STRONG TAX-FREE MONEY FUND

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Municipal Bonds 1.2%
Indiana
Indiana 2.00% Bond Bank Special Program Revenue (e)	$12,440,000	1.36%	1/06/05	$12,454,411

Total Municipal Bonds				12,454,411

Variable Rate Put Bonds 98.7%
Alabama 1.7%
Alabama HFA MFHR Refunding - Rime Village Hoover Project (e)	435,000	1.81	11/08/04	435,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue - Southern Poverty Law Project	15,000,000	1.91	11/08/04	15,000,000
Montgomery, Alabama Educational Building Authority Facilities Revenue - Faulkner University Campus Project (e)	3,000,000	1.93	11/08/04	3,000,000

				18,435,000
Alaska 4.6%
Alaska Industrial Development and Export Authority (e):
Lot 6	1,895,000	2.24	11/08/04	1,895,000
Lot 8	50,000	2.24	11/08/04	50,000
Lot 11	55,000	2.24	11/08/04	55,000
Valdez, Alaska Marine Terminal Revenue Refunding - BP Pipelines, Inc. Project:
Series A	13,935,000	1.74	11/01/04	13,935,000
Series B	13,500,000	1.74	11/01/04	13,500,000
Series C	15,750,000	1.74	11/01/04	15,750,000
Series 2001	3,300,000	1.74	11/01/04	3,300,000

				48,485,000
Arizona 0.3%
Phoenix, Arizona IDA MFHR (d) (e)	3,545,000	1.80	6/15/05	3,545,000
California 5.7%
California Department of Water Resources Power Supply Revenue (e)	1,800,000	1.70	11/01/04	1,800,000
Lancaster, California Redevelopment Agency MFHR (e)	20,375,000	1.85	11/08/04	20,375,000
San Diego, California Public Facilities Financing Authority Lease Revenue (e):
Series B	13,000,000	1.81	11/08/04	13,000,000
Series C	6,000,000	1.81	11/08/04	6,000,000
San Francisco, California City and County Airports Community International Airport Revenue (e)	6,385,000	1.77	11/01/04	6,385,000
Simi Valley, California MFHR (e)	13,095,000	1.78	11/01/04	13,095,000

				60,655,000
Colorado 3.6%
Aspen Valley Hospital District Revenue (e)	4,700,000	1.85	11/08/04	4,700,000
Bachelor Gulch Metropolitan District of Colorado GO (e)	3,000,000	1.20	12/01/04	3,000,000
Broomfield Village, Colorado Metropolitan District Number 2 Special Obligation Revenue Refunding (e)	3,910,000	2.10	11/08/04	3,910,000
Cherry Creek, Colorado South Metropolitan District Number 1 Refunding and Improvement (e)	2,549,000	1.40	12/15/04	2,549,000
Colorado Educational and Cultural EFA Revenue (e):
Charter School Challenge Project	3,475,000	1.95	11/08/04	3,475,000
James Irwin Project	4,800,000	1.85	11/08/04	4,800,000

35

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Denver, Colorado International Business Center Metropolitan District Number 1 Refunding and Improvement (e)	$8,085,000	2.16%	11/08/04	$8,085,000
Southeast Public Improvement Metropolitan District of Colorado (e)	3,600,000	1.81	11/08/04	3,600,000
Triview, Colorado Metropolitan District Refunding and Improvement (e)	3,650,000	1.38	11/01/04	3,650,000

				37,769,000
Connecticut 0.3%
Northeast Tax-Exempt Bond Grantor Trust Certificates (e)	3,560,000	1.91	11/08/04	3,560,000
Florida 15.2%
Alachua County, Florida Health Facilities Authority Revenue - Shands Teaching Hospital Project (e)	14,375,000	1.74	11/01/04	14,375,000
Brevard County, Florida Health Facilities Authority Revenue - Wuesthoff Memorial Hospital Project (e)	1,425,000	1.79	11/08/04	1,425,000
Broward County, Florida HFA MFHR (e)	9,925,000	1.78	11/08/04	9,925,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project (e)	13,810,000	1.93	11/08/04	13,810,000
Collier County, Florida Health Facilities Authority Revenue - Cleveland Clinic Health Project (e)	3,200,000	1.74	11/01/04	3,200,000
Collier County, Florida IDA Educational Facilities Revenue - Community School Naples, Inc. Project (e)	3,750,000	1.77	11/08/04	3,750,000
Dade County, Florida IDA Exempt Facilities Revenue Refunding - Florida Power & Light Company Project	1,335,000	1.75	11/01/04	1,335,000
Dade County, Florida IDA IDR - Dolphins Stadium Project (e)	1,535,000	1.77	11/08/04	1,535,000
Escambia County, Florida Health Facilities Authority Health Facility Revenue Refunding (e)	10,880,000	1.76	11/01/04	10,880,000
Florida Housing Finance Agency MFHR Refunding - Monterey Lake Project (e)	100,000	1.81	11/08/04	100,000
Fort Lauderdale, Florida Revenue - Pine Crest Preparatory School Project (e)	3,820,000	1.77	11/08/04	3,820,000
Gainesville and Hall Counties, Georgia Development Authority Revenue - Senior Living Facility-Lanier Village Project (e):
Series A	4,000,000	1.75	11/01/04	4,000,000
Series B	31,500,000	1.75	11/01/04	31,500,000
Hillsborough County, Florida Aviation Authority Special Purpose Revenue Refunding - Delta Air Lines Project (e)	4,350,000	1.78	11/08/04	4,350,000
Ithaka Partners II Trust Certificates (e)	1,742,392	2.37	11/08/04	1,742,392
Jackson County, Florida PCR Refunding - Gulf Power Company Project	1,320,000	1.79	11/01/04	1,320,000
Jacksonville, Florida Electric Authority Revenue	5,300,000	1.74	11/01/04	5,300,000
Jacksonville, Florida Health Facilities Authority Health Facilities Revenue - Samuel C. Taylor Foundation Project (e)	150,000	1.82	11/08/04	150,000
Jacksonville, Florida Health Facilities Authority Hospital Revenue (e)	16,855,000	1.74	11/01/04	16,855,000
Lee County, Florida IDA Health Care Facilities Revenue Refunding and Improvement - Hope Hospice Project (e)	4,690,000	1.74	11/01/04	4,690,000
Marion County, Florida Hospital District Revenue - Health System Improvement - Munroe Regional Health System Project (e)	965,000	1.79	11/08/04	965,000
Nassau County, Florida PCR - Rayonier Project (e)	435,000	1.77	11/08/04	435,000
Orange County, Florida Health Facilities Authority Revenue (e)	6,430,000	1.76	11/08/04	6,430,000
Orange County, Florida IDA Revenue - Jewish Federation of Greater Orlando Project (e)	1,200,000	1.77	11/08/04	1,200,000
Orlando and Orange County, Florida Expressway Authority Refunding (e)	500,000	1.74	11/08/04	500,000
Palm Beach County, Florida Health Facilities Authority Revenue - Bethesda Healthcare System Project (e)	8,775,000	1.74	11/01/04	8,775,000
Palm Beach County, Florida Revenue - Raymond F. Kravis Center Project (e)	2,000,000	1.71	11/08/04	2,000,000
Putnam County, Florida Development Authority PCR Refunding - Florida Power and Light Company Project	2,000,000	1.74	11/01/04	2,000,000
Saint Lucie County, Florida PCR	2,800,000	1.75	11/01/04	2,800,000
Sarasota County, Florida Utility Systems Revenue (e)	1,100,000	1.79	11/08/04	1,100,000
Tampa, Florida Revenue - Tampa Prep School Project (e)	1,050,000	1.76	11/08/04	1,050,000

				161,317,392
Georgia 3.7%
Burke County, Georgia Development Authority PCR:
Georgia Power Company Plant Vogtle Project	10,900,000	1.74	11/01/04	10,900,000
Oglethorpe Power Corporation Project (e)	5,000,000	1.74	11/01/04	5,000,000
Fulton County, Georgia Development Authority Revenue - Galloway Schools, Inc. Project (e)	7,000,000	1.76	11/08/04	7,000,000
Macon-Bibb County, Georgia Hospital Authority Revenue Anticipation Certificates (e)	2,500,000	1.74	11/01/04	2,500,000
Monroe County, Georgia Development Authority PCR - Oglethorpe Power Corporation Project (e)	1,640,000	1.74	11/01/04	1,640,000

36

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Rockdale County, Georgia Development Authority Multi-Family Revenue (e)	$8,135,000	1.85%	11/08/04	$8,135,000
Rome-Floyd County, Georgia Development Authority IDR Refunding - Kroger Company Project (e)	3,500,000	1.86	11/08/04	3,500,000

				38,675,000
Idaho 0.2%
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing Project (e)	2,500,000	1.84	11/08/04	2,500,000
Illinois 9.0%
Centerpoint Intermodal Center Program Trust (e)	19,975,000	1.85	11/08/04	19,975,000
East Peoria, Illinois CDR Refunding - Kroger Company Project (e)	3,125,000	1.86	11/08/04	3,125,000
Lakemoor, Illinois MFHR (e):
Series A	34,490,000	1.90	11/08/04	34,490,000
Series B	37,335,486	2.01	11/08/04	37,335,486

				94,925,486
Indiana 0.8%
Indianapolis, Indiana Airport Facility Revenue (e):
Series C	1,770,000	2.05	11/08/04	1,770,000
Series F	7,000,000	2.05	11/08/04	7,000,000

				8,770,000
Iowa 0.3%
Sheldon, Iowa Revenue - Sioux Valley Hospital and Health Project	2,620,000	2.05	11/08/04	2,620,000
Kentucky 2.9%
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (e)	30,485,000	2.05	11/08/04	30,485,000
Louisiana 1.3%
Louisiana Public Facilities Authority Revenue (e)	4,115,000	1.83	11/08/04	4,115,000
New Orleans, Louisiana Sales Tax Increment Revenue (e)	9,975,000	1.90	11/08/04	9,975,000

				14,090,000
Massachusetts 3.0%
Massachusetts Bay, Massachusetts Transit Authority Revenue	7,400,000	1.77	11/01/04	7,400,000
Massachusetts DFA MFHR (e)	3,000,000	1.77	11/01/04	3,000,000
Massachusetts Health and EFA Revenue - Capital Asset Program Project (e)	9,500,000	1.73	11/08/04	9,500,000
Massachusetts Industrial Finance Agency IDR - Portland Causeway Project (e)	2,600,000	1.75	11/08/04	2,600,000
Massachusetts Industrial Finance Agency Industrial Revenue - New England Milling Company Project (e)	9,400,000	2.00	11/01/04	9,400,000

				31,900,000
Michigan 0.5%
Birmingham, Michigan EDC Revenue - Brown Street Project (e)	805,000	2.03	11/08/04	805,000
Greater Detroit Resources Recovery Authority Revenue (e)	4,620,000	1.80	11/08/04	4,620,000

				5,425,000
Minnesota 2.5%
Bloomington, Minnesota CDR (e):
James Avenue Association Project	4,045,000	1.85	11/08/04	4,045,000
94th Street Association Project	4,165,000	1.85	11/08/04	4,165,000
Burnsville, Minnesota Housing Revenue - Provence LLC Project (e)	14,818,000	2.00	11/08/04	14,818,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project	3,150,000	2.05	11/08/04	3,150,000

				26,178,000
Mississippi 0.3%
Panola County, Mississippi IDR Refunding - Kroger Company Project (e)	3,250,000	1.86	11/08/04	3,250,000
Missouri 0.1%
St. Louis County, Missouri IDA Educational Facilities Revenue Refunding - Whitfield School, Inc. Project (e)	1,400,000	1.80	11/08/04	1,400,000

Nebraska 0.8%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (e)	3,510,000	1.89	11/08/04	3,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (e)	5,100,000	1.89	11/08/04	5,100,000

				8,610,000

37

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
New York 2.2%
Monroe County, New York Industrial Development Agency Revenue - Electronic Navigation Industries Project	$4,950,000	1.80%	7/01/05	$4,950,000
New York, New York Transitional Finance Authority Revenue	8,000,000	1.79	11/08/04	8,000,000
Ontario County, New York Industrial Development Agency IDR Refunding - Seneca Foods Corporation Project (e)	5,185,000	1.93	11/08/04	5,185,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project (e)	5,060,000	1.93	11/08/04	5,060,000

				23,195,000
Ohio 4.9%
Franklin County, Ohio Hospital Revenue (e)	20,000,000	1.81	11/08/04	20,000,000
Hamilton County, Ohio Health Care Facilities Revenue - MLB Hilltop Health Facilities Project (e)	6,855,000	2.07	11/08/04	6,855,000
Hamilton County, Ohio Hospital Facilities Revenue (e)	11,330,000	1.86	11/08/04	11,330,000
Lawrence County, Ohio IDR Refunding - Kroger Company Project (e)	3,500,000	1.86	11/08/04	3,500,000
Montgomery County, Ohio IDR Refunding - Kroger Company Project	4,700,000	1.86	11/08/04	4,700,000
Trumbull County, Ohio Health Care Facility Revenue Refunding - Shepherd of the Valley Lutheran Project (e)	5,500,000	1.78	11/01/04	5,500,000

				51,885,000
Oklahoma 1.2%
Tulsa, Oklahoma Industrial Authority Revenue - Tulsa County Housing Fund, Inc. Project (e):
Series 2000	700,000	1.79	11/08/04	700,000
Series 2002	11,700,000	1.79	11/08/04	11,700,000

				12,400,000
Pennsylvania 3.5%
Allegheny County, Pennsylvania IDA Health and Housing Facilities Revenue Refunding - Longwood Project (e)	3,375,000	1.78	11/01/04	3,375,000
Butler County, Pennsylvania IDA Revenue - Concordia Lutheran Project (e):
Series 2000-A	3,750,000	1.80	11/08/04	3,750,000
Series 2000-B	6,860,000	1.80	11/08/04	6,860,000
Series 2004-A	10,500,000	1.57	4/01/05	10,541,072
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project (e)	420,000	1.75	12/01/04	420,000
Daniel Boone, Pennsylvania Area School District GO (e)	5,000,000	1.79	11/08/04	5,000,000
North Pennsylvania Health, Hospital and Education Authority Hospital Revenue - Maple Village Project (e)	7,415,000	1.90	11/08/04	7,415,000

				37,361,072
Puerto Rico 1.2%
Puerto Rico Commonwealth GO (e)	11,620,000	1.78	11/08/04	11,620,000
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Financing Authority Hospital Revenue	1,025,000	1.78	11/08/04	1,025,000

				12,645,000
South Carolina 0.1%
South Carolina Housing, Finance and Development Authority MFHR (e)	1,120,000	1.86	11/08/04	1,120,000
South Dakota 2.4%
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and Health Project:
Series 1997	11,875,000	2.05	11/08/04	11,875,000
Series 2000	4,590,000	2.05	11/08/04	4,590,000
Series 2001	3,975,000	2.05	11/08/04	3,975,000
Series 2004 (e)	5,000,000	2.05	11/08/04	5,000,000

				25,440,000
Tennessee 3.6%
Clarksville, Tennessee Public Building Authority Revenue (e)	15,140,000	1.75	11/01/04	15,140,000
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue (e):
Union University Project	3,200,000	1.91	11/08/04	3,200,000
University School of Jackson Project, Series 2001	5,100,000	1.91	11/08/04	5,100,000
University School of Jackson Project, Series 2003	5,315,000	1.91	11/08/04	5,315,000
Knox County, Tennessee Health, Educational and Housing Facilities Board Revenue - Holston Long Term Care Project (e)	3,100,000	1.96	11/08/04	3,100,000
Metropolitan Government of Nashville and Davidson Counties, Tennessee IDB Revenue - American Cancer Society Project (e)	2,500,000	1.91	11/08/04	2,500,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB Revenue - Second Harvest Food Bank Project (e)	3,405,000	1.91	11/08/04	3,405,000

				37,760,000

38

STRONG TAX-FREE MONEY FUND (continued)

	Principal Amount	Yield to Maturity	Maturity Date (a)	Amortized Cost (Note 2)
Texas 5.3%
Bell County, Texas Health Facilities Development Corporation Revenue - Scott & White Memorial Hospital Project (e)	$7,300,000	1.74%	11/01/04	$7,300,000
Harris County, Texas Health Facilities Development Corporation Revenue:
Methodist Hospital Project	7,500,000	1.74	11/01/04	7,500,000
Series 6 (e)	14,655,000	2.05	11/08/04	14,655,000
Series PA 549 (e)	8,995,000	1.93	11/08/04	8,995,000
Matagorda County, Texas Hospital District Revenue (e)	3,900,000	2.11	11/08/04	3,900,000
North Central Texas Health Facility Development Corporation Revenue (e)	6,010,000	1.93	11/08/04	6,010,000
Port of Port Arthur, Texas Navigational District PCR Refunding - Texaco, Inc. Project	7,270,000	1.75	11/01/04	7,270,000

				55,630,000
Utah 0.8%
West Valley, Utah IDR - Johnson Matthey, Inc. Project (e)	8,550,000	1.76	11/01/04	8,550,000
Virginia 1.5%
Alexandria, Virginia Redevelopment and Housing Authority MFHR (e)	15,320,000	1.86	11/08/04	15,320,000
Washington 2.5%
Washington Health Care Facilities Authority Revenue (e)	26,910,000	1.85	11/08/04	26,910,000
West Virginia 1.4%
Harrison County, West Virginia Board of Education MERLOT (e)	11,215,000	2.02	11/08/04	11,215,000
Monongalia County, West Virginia Board of Education Revenue - Merlots Project (e)	3,820,000	2.02	11/08/04	3,820,000

				15,035,000
Wisconsin 1.0%
Badger Tobacco Asset Securitization Corporation Wisconsin Tobacco Settlement Revenue (e)	6,580,000	1.90	11/08/04	6,580,000
Milwaukee, Wisconsin Redevelopment Authority Revenue - School Engineering Project (e)	3,915,000	1.90	11/08/04	3,915,000

				10,495,000
Wyoming 2.7%
Campbell County, Wyoming IDR - Powder Basin Properties Project (e)	4,700,000	1.94	11/08/04	4,700,000
Sweetwater County, Wyoming PCR Refunding - Idaho Power Company Project	23,900,000	1.80	11/01/04	23,900,000

				28,600,000
Multiple States 7.6%
Clipper Brigantine Tax-Exempt Certificates Trust (e)	10,270,000	2.11	11/08/04	10,270,000
Clipper Tax-Exempt Trust COP:
Series 1998-2	22,550,000	1.88	11/08/04	22,550,000
Series 2003-5	16,200,000	1.88	11/08/04	16,200,000
MBIA Capital Corporation Tax-Exempt Grantor Trust (e)	3,435,000	1.86	11/08/04	3,435,000
Pitney Bowes Credit Corporation Leasetops Trusts Certificates (e):
Series 1999-2	6,626,676	2.01	11/08/04	6,626,676
Series 2002-1	4,946,314	2.01	11/08/04	4,946,314
Putable Floating Option Tax-Exempt Receipts (e)	16,300,000	1.84	11/01/04	16,300,000

				80,327,990

Total Variable Rate Put Bonds				1,045,268,940

Total Investments in Securities 99.9%				1,057,723,351
Other Assets and Liabilities, Net 0.1%				1,587,626

Net Assets 100.0%				$1,059,310,977

LEGEND

(a)	Maturity date represents actual maturity or the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(b)	Restricted security.
(c)	See Note 2(D) of Notes to Financial Statements.
(d)	Illiquid security.
(e)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(f)	Escrowed to Maturity.

Percentages are stated as a percent of net assets.

39

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

ABBREVIATIONS

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

40

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

(In Thousands, Except As Noted)
Strong Heritage Money Fund
Assets:
Investments in Securities, at Amortized Cost	$615,427
Interest Receivable	528
Other Assets	83

Total Assets	616,038

Liabilities:
Dividends Payable	736
Accrued Operating Expenses and Other Liabilities	114

Total Liabilities	850

Net Assets	$615,188

Net Assets Consist of:

Investor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$452,770,249
Capital Shares Outstanding (Unlimited Number Authorized)	452,770,249

Net Asset Value Per Share	$1.00

Institutional Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$162,280,263
Capital Shares Outstanding (Unlimited Number Authorized)	162,280,263

Net Asset Value Per Share	$1.00

Advisor Class ($ and shares in full)
Capital Stock (Par Value and Paid-in Capital)	$137,622
Capital Shares Outstanding (Unlimited Number Authorized)	137,622

Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

41

STATEMENTS OF ASSETS AND LIABILITIES (continued)

October 31, 2004

	(In Thousands, Except Per Share Amount)
	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
Assets:
Investments in Securities, at Amortized Cost	$18,247	$1,066,759	$874,708	$1,057,723
Receivable for Fund Shares Sold	—	4	—	2
Interest Receivable	32	953	2,391	2,742
Other Assets	14	147	369	370

Total Assets	18,293	1,067,863	877,468	1,060,837

Liabilities:
Payable for Securities Purchased	—	1,699	—	—
Payable for Fund Shares Redeemed	—	266	732	82
Dividends Payable	20	1,039	1,131	1,343
Accrued Operating Expenses and Other Liabilities	27	913	158	101

Total Liabilities	47	3,917	2,021	1,526

Net Assets	$18,246	$1,063,946	$875,447	$1,059,311

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$18,246	$1,063,946	$875,447	$1,059,311
Capital Shares Outstanding (Unlimited Number Authorized)	18,246	1,063,946	875,447	1,059,311

Net Asset Value Per Share	$1.00	$1.00	$1.00	$1.00

See Notes to Financial Statements.

42

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

(In Thousands)
Strong Heritage Money Fund
Interest Income	$9,322

Expenses (Note 4):
Investment Advisory Fees	1,118
Administrative Fees	2,002
Custodian Fees	49
Shareholder Servicing Costs	397
12b-1 Fees	20
Other	585

Total Expenses before Expense Offsets	4,171
Expense Offsets	(1,651)

Expenses, Net	2,520

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$6,802

See Notes to Financial Statements.

43

STATEMENTS OF OPERATIONS (continued)

For the Year Ended October 31, 2004

	(In Thousands)
	Strong Florida Municipal Money Market Fund	Strong Money Market Fund	Strong Municipal Money Market Fund	Strong Tax-Free Money Fund
Interest Income	$306	$15,737	$15,869	$13,727

Expenses:
Investment Advisory Fees	38	1,874	1,653	1,609
Administration Fees	94	4,624	4,076	3,970
Custodian Fees	2	75	44	40
Shareholder Servicing Costs	11	4,970	653	314
Reports to Shareholders	8	915	117	63
Professional Fees	15	256	229	218
Federal and State Registration Fees	30	33	88	46
Other	7	393	247	217

Total Expenses before Expense Offsets	205	13,140	7,107	6,477
Expense Offsets (Note 4)	(90)	(5,034)	(180)	(3,264)

Expenses, Net	115	8,106	6,927	3,213

Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$191	$7,631	$8,942	$10,514

See Notes to Financial Statements.

44

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Heritage Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$6,802	$18,394
Distributions:
From Net Investment Income:
Investor Class	(4,532)	(8,202)
Institutional Class	(2,214)	(10,081)
Advisor Class	(56)	(111)

Total Distributions	(6,802)	(18,394)
Capital Share Transactions (Note 7):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(367,197)	(1,153,519)

Total Increase (Decrease) in Net Assets	(367,197)	(1,153,519)
Net Assets:
Beginning of Year	982,385	2,135,904

End of Year	$615,188	$982,385

See Notes to Financial Statements.

45

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	(In Thousands)
	Strong Florida Municipal Money Market Fund		Strong Money Market Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
		(Note 1)
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$191	$151	$7,631	$12,776
Distributions From Net Investment Income	(191)	(151)	(7,631)	(12,776)
Capital Share Transactions (Note 7):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,184	13,062	(511,367)	(508,704)

Total Increase (Decrease) in Net Assets	5,184	13,062	(511,367)	(508,704)
Net Assets:
Beginning of Year	13,062	—	1,575,313	2,084,017

End of Year	$18,246	$13,062	$1,063,946	$1,575,313

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss) and Net Increase (Decrease) in Net Assets Resulting from Operations	$8,942	$17,427	$10,514	$9,477
Distributions From Net Investment Income	(8,942)	(17,427)	(10,514)	(9,477)
Capital Share Transactions (Note 7):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(687,886)	(503,552)	(142,258)	562,884

Total Increase (Decrease) in Net Assets	(687,886)	(503,552)	(142,258)	562,884
Net Assets:
Beginning of Year	1,563,333	2,066,885	1,201,569	638,685

End of Year	$875,447	$1,563,333	$1,059,311	$1,201,569

See Notes to Financial Statements.

46

FINANCIAL HIGHLIGHTS

STRONG HERITAGE MONEY FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.02	0.05	0.04		0.05

Total from Investment Operations	0.01	0.01	0.02	0.05	0.04		0.05
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)

Total Distributions	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.88%	+0.94%	+1.69%	+4.73%	+4.17%		+5.12%
Net Assets, End of Period (In Millions)	$453	$706	$1,034	$1,344	$1,438		$1,434
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%	0.4	%*	0.4%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.9%	1.0%	1.7%	4.7%	6.1	%*	5.0%

STRONG HERITAGE MONEY FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.02	0.05	0.04

Total from Investment Operations	0.01	0.01	0.02	0.05	0.04
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+1.10%	+1.16%	+1.91%	+4.96%	+3.77%
Net Assets, End of Period (In Millions)	$162	$264	$1,079	$699	$235
Ratio of Expenses to Average Net Assets before Expense Offsets	0.3%	0.2%	0.2%	0.2%	0.2	%*
Ratio of Expenses to Average Net Assets	0.2%	0.2%	0.2%	0.2%	0.2	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.1%	1.2%	1.9%	4.5%	6.5	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	For the period from March 31, 2000 (commencement of class) to October 31, 2000.

See Notes to Financial Statements.

47

FINANCIAL HIGHLIGHTS (continued)

STRONG HERITAGE MONEY FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.02	0.05	0.04

Total from Investment Operations	0.01	0.01	0.02	0.05	0.04
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Total Distributions	(0.01)	(0.01)	(0.02)	(0.05)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.85%	+0.91%	+1.66%	+4.69%	+3.62%
Net Assets, End of Period (In Millions)	$0 (c)	$12	$22	$28	$0	(c)
Ratio of Expenses to Average Net Assets before Expense Offsets	0.5%	0.5%	0.5%	0.7%	0.8	%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%	0.4	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%	0.9%	1.6%	3.8%	6.1	%*

STRONG FLORIDA MUNICIPAL MONEY MARKET FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01

Total from Investment Operations	0.01	0.01
Less Distributions:
From Net Investment Income(e)	(0.01)	(0.01)

Total Distributions	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.78%	+0.69%
Net Assets, End of Period (In Millions)	$18	$13
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.9	%*
Ratio of Expenses to Average Net Assets	0.5%	0.5	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.7%	0.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from March 31, 2000 (commencement of class) to October 31, 2000.
(c)	Amount is less than $500,000.
(d)	For the period from November 29, 2002 (commencement of class) to October 31, 2003.
(e)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

48

FINANCIAL HIGHLIGHTS (continued)

STRONG MONEY MARKET FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.01	0.04	0.04		0.05

Total from Investment Operations	0.01	0.01	0.01	0.04	0.04		0.05
Less Distributions:
From Net Investment Income	(0.01)	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)

Total Distributions	(0.01)	(0.01)	(0.01)	(0.04)	(0.04)		(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.63%	+0.68%	+1.44%	+4.48%	+3.99%		+4.84%
Net Assets, End of Period (In Millions)	$1,064	$1,575	$2,084	$2,028	$2,036		$1,999
Ratio of Expenses to Average Net Assets before Expense Offsets	1.1%	1.0%	0.9%	0.9%	0.8	%*	0.8%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%	0.6%	0.7	%*	0.7%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.6%	0.7%	1.4%	4.4%	5.8	%*	4.7%

STRONG MUNICIPAL MONEY MARKET FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)		Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.01	0.03	0.03		0.03

Total from Investment Operations	0.01	0.01	0.01	0.03	0.03		0.03
Less Distributions:
From Net Investment Income(c)	(0.01)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)

Total Distributions	(0.01)	(0.01)	(0.01)	(0.03)	(0.03)		(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00		$1.00

Ratios and Supplemental Data
Total Return	+0.83%	+0.92%	+1.42%	+3.35%	+2.84%		+3.47%
Net Assets, End of Period (In Millions)	$875	$1,563	$2,067	$3,002	$2,746		$2,467
Ratio of Expenses to Average Net Assets before Expense Offsets	0.7%	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Expenses to Average Net Assets	0.6%	0.6%	0.6%	0.6%	0.6	%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.8%	0.9%	1.4%	3.3%	4.2	%*	3.4%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

49

FINANCIAL HIGHLIGHTS (continued)

STRONG TAX FREE MONEY FUND

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net Investment Income (Loss)	0.01	0.01	0.01	0.03

Total from Investment Operations	0.01	0.01	0.01	0.03
Less Distributions:
From Net Investment Income(c)	(0.01)	(0.01)	(0.01)	(0.03)

Total Distributions	(0.01)	(0.01)	(0.01)	(0.03)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00

Ratios and Supplemental Data
Total Return	+0.99%	+1.01%	+1.43%	+2.74%
Net Assets, End of Period (In Millions)	$1,059	$1,202	$639	$125
Ratio of Expenses to Average Net Assets before Expense Offsets	0.6%	0.6%	0.6%	0.7	%*
Ratio of Expenses to Average Net Assets	0.3%	0.3%	0.4%	0.6	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.0%	1.0%	1.4%	2.8	%*

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from December 15, 2000 (commencement of class) to October 31, 2001.
(c)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

50

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Money Market Funds (collectively, the “Funds”), each with its own investment objectives and policies:

•	Strong Heritage Money Fund (a series fund of Strong Heritage Reserve Series, Inc.)

•	Strong Florida Municipal Money Market Fund (a series fund of the Strong Income Trust)

•	Strong Money Market Fund (a series fund of Strong Money Market Fund, Inc.)

•	Strong Municipal Money Market Fund (a series fund of Strong Municipal Funds, Inc.)

•	Strong Tax-Free Money Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

Strong Heritage Money Fund offers Investor Class, Institutional Class, and Advisor Class shares. Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund offer Investor Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, and Advisor Class shares are available only through financial professionals.

Effective November 29, 2002, Strong Florida Municipal Money Market Fund commenced operations (public launch date of December 2, 2002).

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — The Funds’ investments are valued at amortized cost, which approximates fair value, whereby each portfolio security is valued at its acquisition cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Funds held no restricted and illiquid securities at October 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays. The income declared daily as a dividend for Strong Heritage Money Fund is based on estimates of net investment income for the Fund. The Fund’s actual income may differ from the estimates, and the differences, if any, will be included in the calculation of subsequent dividends for that Fund.

(C)	Realized Gains and Losses on Investment Transactions — Investment transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

51

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

(D)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(E)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(F)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(G)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(H)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(I)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

		Administration Fees
	Advisory Fees	Investor Class	Institutional Class	Advisor Class
Strong Heritage Money Fund	0.15%	0.37%	0.02%	0.02%
Strong Florida Municipal Money Market Fund	0.15%	0.37%	*	*
Strong Money Market Fund	0.15%	0.37%	*	*
Strong Municipal Money Market Fund	0.15%	0.37%	*	*
Strong Tax-Free Money Fund	0.15%	0.37%	*	*

*	Does not offer share class.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Florida Municipal Money Market Fund and Strong Money Market Fund until March 1, 2005, to keep total annual operating expenses at no more than 0.50% and 0.65%, respectively. Transfer agent and related service fees for the Investor Class shares are paid at an annual rate of $32.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net assets of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net assets. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

52

Strong Heritage Money Fund has adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of the Fund’s Advisor Class shares. See Note 4.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Heritage Money Fund	$26,907	$409,117	$18,276	$41,963
Strong Florida Municipal Money Market Fund	999	11,448	1,172	1,599
Strong Money Market Fund	518,334	5,067,773	103,809	57,630
Strong Municipal Money Market Fund	73,267	660,953	49,048	54,363
Strong Tax-Free Money Fund	(436)	328,017	36,137	41,920

At October 31, 2004, the Distributor owns 11.0% of the outstanding shares of the Strong Florida Municipal Money Market Fund.

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Heritage Money Fund
Investor Class	$1,959,267	$364,654	$62,703	$—	$30,828
Institutional Class	41,592	31,368	3,641	—	531
Advisor Class	1,620	1,222	(1,084)	20,232	(1,210)

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Heritage Money Fund
Investor Class	$(1,256,943)	$—	$—
Institutional Class	(77,571)	—	—
Advisor Class	(758)	—	—
Fund Level	(313,118)	—	(2,347)
Strong Florida Municipal Money Market Fund	(89,795)	—	(475)
Strong Money Market Fund	(5,031,184)	—	(2,701)
Strong Municipal Money Market Fund	(177,129)	—	(2,426)
Strong Tax-Free Money Fund	(3,261,253)	—	(2,630)

53

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. Strong Florida Municipal Money Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund do not participate in the LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Income Tax Information

The tax components of dividends paid during the years ended October 31, 2004 and 2003 are:

	2004 Income Tax Information		2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Ordinary Income Distributions	Exempt- Interest Distributions
Strong Heritage Money Fund	$6,802,315	$—	$18,393,718	$—
Strong Florida Municipal Money Market Fund (Note 1)	—	191,109	263	150,955
Strong Money Market Fund	7,631,108	—	12,775,985	—
Strong Municipal Money Market Fund	—	8,942,275	211,729	17,215,173
Strong Tax-Free Money Fund	—	10,514,140	88,694	9,388,728

54

7.	Capital Share Transactions

	Strong Heritage Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Fund Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$371,600,174	$574,419,951
Proceeds from Reinvestment of Distributions	4,186,235	8,607,548
Payment for Shares Redeemed	(629,456,066)	(911,024,899)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(253,669,657)	(327,997,400)

INSTITUTIONAL CLASS
Proceeds from Shares Sold	798,884,866	3,793,668,003
Proceeds from Reinvestment of Distributions	1,842,908	2,534,078
Payment for Shares Redeemed	(901,960,232)	(4,612,015,628)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(101,232,458)	(815,813,547)

ADVISOR CLASS
Proceeds from Shares Sold	45,493	628,722
Proceeds from Reinvestment of Distributions	844	318
Payment for Shares Redeemed	(12,341,104)	(10,336,919)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(12,294,767)	(9,707,879)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(367,196,882)	$(1,153,518,826)

Transactions in Shares of Each Class of the Fund Were as Follows:

INVESTOR CLASS
Sold	371,600,174	574,419,951
Issued in Reinvestment of Distributions	4,186,235	8,607,548
Redeemed	(629,456,066)	(911,024,899)

Net Increase (Decrease) in Shares	(253,669,657)	(327,997,400)

INSTITUTIONAL CLASS
Sold	798,884,866	3,793,668,003
Issued in Reinvestment of Distributions	1,842,908	2,534,078
Redeemed	(901,960,232)	(4,612,015,628)

Net Increase (Decrease) in Shares	(101,232,458)	(815,813,547)

ADVISOR CLASS
Sold	45,493	628,722
Issued in Reinvestment of Distributions	844	318
Redeemed	(12,341,104)	(10,336,919)

Net Increase (Decrease) in Shares	(12,294,767)	(9,707,879)

55

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

	Strong Florida Municipal Money Market Fund
	Year Ended Oct. 31, 2004	Period Ended Oct. 31, 2003
		(Note 1)
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$206,104,513	$217,369,029
Proceeds from Reinvestment of Distributions	146,632	114,138
Payment for Shares Redeemed	(201,067,043)	(204,421,611)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$5,184,102	$13,061,556

Transactions in Shares of the Fund Were as Follows:
Sold	206,104,513	217,369,029
Issued in Reinvestment of Distributions	146,632	114,138
Redeemed	(201,067,043)	(204,421,611)

Net Increase (Decrease) in Shares of the Fund	5,184,102	13,061,556

	Strong Money Market Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of the Fund Were as Follows:
Proceeds from Shares Sold	$669,816,164	$1,270,195,696
Proceeds from Reinvestment of Distributions	7,051,956	14,050,541
Payment for Shares Redeemed	(1,188,235,562)	(1,792,950,104)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(511,367,442)	$(508,703,867)

Transactions in Shares of the Fund Were as Follows:
Sold	669,816,164	1,270,195,696
Issued in Reinvestment of Distributions	7,051,956	14,050,541
Redeemed	(1,188,235,562)	(1,792,950,104)

Net Increase (Decrease) in Shares of the Fund	(511,367,442)	(508,703,867)

56

	Strong Municipal Money Market Fund		Strong Tax-Free Money Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each of the Funds Were as Follows:
Proceeds from Shares Sold	$1,127,552,464	$3,028,930,237	$2,595,731,249	$2,965,989,645
Proceeds from Reinvestment of Distributions	8,528,232	18,317,049	9,253,746	8,251,359
Payment for Shares Redeemed	(1,823,966,564)	(3,550,798,973)	(2,747,243,359)	(2,411,357,018)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(687,885,868)	$(503,551,687)	$(142,258,364)	$562,883,986

Transactions in Shares of Each of the Funds Were as Follows:
Sold	1,127,552,464	3,028,930,237	2,595,731,249	2,965,989,645
Issued in Reinvestment of Distributions	8,528,369	18,317,049	9,253,748	8,251,359
Redeemed	(1,823,966,564)	(3,550,798,973)	(2,747,243,359)	(2,411,357,018)

Net Increase (Decrease) in Shares of the Fund	(687,885,731)	(503,551,687)	(142,258,362)	562,883,986

8.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by

57

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

9.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

10.	Special Meeting of Shareholders of Strong Heritage Money Fund

In August 2004, the Strong Heritage Money Fund’s Board of Directors approved the reorganization of the Strong Heritage Money Fund into the Wells Fargo (“WF”) Heritage Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

11.	Special Meeting of Shareholders of Strong Florida Municipal Money Market Fund

In August 2004, the Strong Florida Municipal Money Market Fund’s Board of Directors approved the reorganization of the Strong Florida Municipal Money Market Fund into the WF National Tax-Free Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

12.	Special Meeting of Shareholders of Strong Money Market Fund

In August 2004, the Strong Money Market Fund’s Board of Directors approved the reorganization of the Strong Money Market Fund into the WF Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13.	Special Meeting of Shareholders of Strong Municipal Money Market Fund

In August 2004, the Strong Municipal Money Market Fund’s Board of Directors approved the reorganization of the Strong Municipal Money Market Fund into the WF Municipal Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

14.	Special Meeting of Shareholders of Strong Tax-Free Money Fund

In August 2004, the Strong Tax-Free Money Fund’s Board of Directors approved the reorganization of the Strong Tax-Free Money Fund into the WF National Tax-Free Money Market Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Strong Money Market Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Heritage Money Fund, Strong Florida Municipal Money Market Fund, Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund (all five collectively constituting Strong Money Market Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

59

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

60

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

61

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

62

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47252 12-04

AMM/WH2971 10-04

Item 1.     Reports to Shareholders

ANNUAL REPORT    |    October 31, 2004

Strong

Ultra Short-Term Income

Funds

Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

ANNUAL REPORT    |    October 31, 2004

Strong

Ultra Short-Term Income

Funds

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Strong Funds’ investment advisor, Strong Capital Management, Inc. As part of the proposed transaction, SFC sought approval from Fund shareholders at a meeting scheduled for December 10, 2004, on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

Market Update from Lyle J. Fitterer

November 1, 2003, to October 31, 2004

A Surprising Year for Bonds

Back in November 2003, few investors were expecting much from the fixed-income markets. Stocks were surging; the economy was expanding; interest rates, near record lows, seemed to have nowhere to go but up; and bonds had already enjoyed several years of very strong performance.

For many fixed-income investors, however, the past 12 months turned out to be much better than expected. While short-term bond prices fell as the Federal Reserve Board (the Fed) became increasingly likely to — and eventually did — raise overnight interest rates, prices on longer-term bonds, especially those with maturities of five years or longer, actually gained in value.

It’s “Fixed Income 101” that higher interest rates are bad for bonds. So why did long-term bonds do so much better than expected, even as their short-term counterparts lost ground?

To better understand what was driving bond values during the past 12 months, let’s take a closer look at recent events in the economy and fixed-income markets.

The year in review

The period began in challenging fashion for bond owners. Earlier in 2003, investors had been worried about the economy’s potential for deflation, but by November of that year they were far more attuned to the threat of rising prices — both consumer and producer. Their concerns about inflation were being fueled by rapid strengthening in the economy, which expanded at a robust 7.4% pace in the third quarter of 2003. With all signs pointing to steady growth, analysts expected the Fed to raise overnight interest rates for the first time in four years.

After treading water for the next several months, Treasuries began gaining ground in the first quarter of 2004. Even as the economy continued to grow, new hiring remained surprisingly subdued. Also, headline inflation remained under control, even in the face of rising commodity prices. These factors reassured investors, who became increasingly confident that the Fed could afford to keep the federal funds rate at its historically low levels.

That temporary optimism vanished in early April, after the Labor Department reported much-stronger-than-expected job gains for the previous month. Sluggish employment activity had been seen as the last remaining obstacle standing in the way of sustained long-term economic growth. The stock market cheered the favorable jobs data, but bond investors were less enthusiastic. While equity investors see a faster-growing economy as an indication of higher profitability and corporate earnings, bond investors worry that rapid expansion can lead to inflation, which reduces the value of their securities’ income payments. Investors now expected the Fed would implement a more aggressive series of rate increases. The fixed-income markets began a sell-off lasting several months, with prices falling across the board and yields rising accordingly (bond yields and prices move in opposite directions).

The favorable March jobs report was followed by equally strong employment data for April. But thanks in part to continued gains in productivity, by the summer, job creation was trailing projections yet again. Also, inflation was proving less worrisome than originally feared. Despite soaring prices for oil, as well as sustained increases in natural gas, silver, and other commodity values, consumer prices appeared to be under control. In October 2003 the core consumer price index indicated an annual inflation rate of 1.2%. One year later, inflation was 2%, indicating a modest but not alarming pickup.

While the Fed did ultimately raise interest rates a total of 0.75% during the period — initiating rate hikes of 0.25% in June, August, and September — it also emphasized its opinion that economic growth and inflation were manageable and that further interest rate increases could proceed at a “measured” pace.

The Fed’s words reassured nervous bond investors, who had already priced a series of rate hikes into the market. The extent of their reassurance could be seen in the “flattening” of the yield curve (a graphical representation of bond yields of varying maturities) during the period. Between November 1, 2003, and October 31, 2004, the yield on the 2-year U.S. Treasury bond rose 0.75%, in line with the Fed’s rate hikes. By contrast, the 10-year Treasury bond began the period offering a yield of 4.30%. That yield fell as low as 3.68% in March and settled at 4.05% by the end of October 2004.

Short-term rates are heavily influenced by what the Fed is doing now, but longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future. With inflation and job growth seemingly under control, long-term-bond investors were betting that the Fed could afford to be patient in raising interest rates. Against this backdrop, bonds with maturities of more than five years generally enjoyed a decent year of performance.

Searching for yield

A parallel theme during the year was bond investors’ continuing search for yield. With interest rates at such low levels, even after the Fed lifted rates, bond investors looked for ways to squeeze some additional income out of their portfolios. As their confidence increased in the economic recovery, they became increasingly willing to take on risks to generate higher yields.

…longer rates are determined by the market’s expectation for economic growth and inflation, as well as what the Fed might do in the future.

Accordingly, some of the asset classes that had lagged during the economic downturn prior to 2003 were more recently some of the market’s best performers. During the past 12 months, the fixed-income market’s “risk sectors” generally outperformed Treasuries by a wide margin. Corporate, mortgage, emerging market, and lower-rated bonds all enjoyed strong gains, as did longer bonds relative to shorter ones. Investors across the board were paid for taking on additional risk. By the end of October 2004, credit spreads had narrowed to their tightest levels in six years, indicating the exceptional relative demand for higher-yielding bonds.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets. But we think there are a number of good reasons to be cautious. The Fed is expected to continue raising rates, a process that could accelerate if economic growth or inflation increase faster than expected. Also, corporate and high-yield bonds are currently offering yields near their long-term historic lows, making them especially vulnerable to any bad economic news. If the economy shows signs of slowing and fixed-income market volatility picks up, credit spreads could start to widen. Although we believe there’s no reason why yields can’t remain low for months, even years, the likelihood of a downturn clearly has increased.

After the uncertainty of the past 12 months, it isn’t easy to predict what lies ahead for the fixed-income markets.

What happens to the value of the dollar could also have a significant impact on bond values. The United States currently is facing huge budget and trade deficits, raising the risk that demand for U.S. debt could decrease and drive down bond prices by putting upward pressure on U.S. Treasury rates. However, as long as the Fed believes inflation is under control, it may keep short-term interest rates low to help reduce the trade deficit. Low interest rates would likely continue to depress the dollar, which in turn would stimulate the economy by making American products more attractive overseas. Under such a scenario, a pause may occur in the trend towards a flatter yield curve as short-term Treasury rates, which are more closely linked to the federal funds rate, stay at artificially low levels while longer-term rates increase on inflation fears.

A look forward

All of this adds up to more uncertainty, which we believe makes it as important as ever to ensure that your portfolio remains well diversified. In recent years, many fixed-income investors, fearing rising rates, have loaded up on money market funds and very short-term bonds to protect their assets from the threat of rising rates. But by trying to anticipate rate movements, those investors may have missed out on decent total returns from long-term bonds.

If you’re investing for the medium or long term, you may want to consider owning some short-term bond funds to protect yourself against higher interest rates, but also some intermediate- and long-term bond funds to maintain a higher level of income and also as a hedge against unexpected market events. Some investors may also benefit from funds that can invest in Treasury Inflation Protected Securities, also known as TIPS. As with all bonds, TIPS can lose value, but because their principal amount is reset regularly with inflation, they can be valuable for investors looking to keep pace with rising costs of living. While there’s no one-size-fits-all solution that’s right for every investor, we all can benefit from owning a diversified portfolio designed to earn a steady return while reducing overall volatility.

We thank you for your continued confidence in Strong and look forward to helping you meet your financial goals.

Lyle J. Fitterer

Head of Fixed Income

Strong Capital Management, Inc.

Strong Ultra Short-Term Income Fund

The Strong Ultra Short-Term Income Fund earned a total return of 1.71% for the 12 months ending October 31, 2004. This result exceeded the 1.08% return of the Fund’s benchmark, the Citigroup 1-Year Treasury Benchmark-on-the-Run Index. The Fund’s relative performance was helped by a number of factors, including a favorable environment for corporate bonds; low volatility in interest rates, which benefited mortgage-backed securities; and a flatter yield curve.

Duration management

As short-term interest rates rose during the period, intermediate- and long-term rates trended downward. The bond market was supported by benign inflation data, despite a disturbing surge in energy costs. Geopolitical concerns and uncertainty prior to the U.S. elections also supported bond prices.

During the first six months of the period, we generally kept the portfolio’s duration — its sensitivity to changes in interest rates — to be at or above our benchmark. This stance allowed us to capture incremental yield. In the second half of the period, strong economic data encouraged the Federal Reserve Board to initiate a series of hikes in the overnight federal funds rate. We initially were surprised at the rapid rise in short-term bond yields but then moved deliberately to reduce the portfolio’s duration.

By the time the Fed raised the overnight rate for the first time in June, bond investors had already priced in a series of rate increases for the rest of 2004. Indeed, few people were surprised when the Fed voted to raise overnight rates by 0.25% in August and by another 0.25% in September. By period end, the federal funds rate stood at 1.75%.

Positioning decisions

Throughout the past 12 months, we used multiple strategies to add value for the Fund’s shareholders. For the first half of the Fund’s fiscal year, we focused on the corporate bond and mortgage-backed securities markets in an effort to collect extra yield. Our corporate investments included an allocation to short-duration, high-yield bonds. Because these securities carry credit ratings below BBB, they generally offer higher yields than medium- and high-quality bonds of similar duration. For the Fund’s mortgage-backed investments, we looked for value in pools of adjustable-rate mortgages, home equity loans, and highly seasoned pass-through securities (securities backed by a collection of assets).

Morningstar® Style Box™*

In the second half of the fiscal year, we concluded that effective duration and yield curve management had become more important as interest rates were poised to rise. We trimmed the Fund’s interest rate sensitivity and positioned the portfolio to benefit from a flattening yield curve. Although this repositioning was generally successful, in hindsight the Fund would have benefited even more by embarking on it a few weeks sooner.

With the Fed having telegraphed its intention to continue raising rates at a “measured pace,” we sought to decrease the portfolio’s yield volatility by emphasizing mortgage-backed, asset-backed, and callable notes over traditional “bullet” maturities. A “bullet” maturity structure refers to a bond, which has a single discreet date for return of principal. In contrast, callable bonds may experience return of principal prior to maturity, while mortgage-backed and asset-backed securities typically receive principal in stages over a period of many months or years. A reduction in market volatility tends to favor these structures because the probability of receiving a principal payment at an inopportune time (following a big decline in rates, for example) is reduced.

As the Fed pushed overnight interest rates higher at successive meetings, we sought opportunities to maintain an attractive yield while keeping the Fund’s duration modest. For example, we looked to increase our emphasis on floating-rate securities in both the mortgage and corporate sectors. Floating-rate bonds are less sensitive to rate movements because their coupon payments are regularly reset in line with a benchmark interest rate. In a rising interest-rate environment these securities will typically experience less downward price pressure than comparable fixed rate bonds.

Finally, the Fund made use of exchange-traded futures to manage the portfolio’s exposure to changes in interest rates and the yield curve. Outside of the futures market, we made only limited use of derivative instruments in the management of the Fund.

Maintaining our strategy

We are looking for current macroeconomic conditions — characterized by robust economic growth, low inflation, and strong corporate profits — to continue. We expect the Fed to follow through with a series of interest rate hikes, an expectation that largely has already been reflected in bond prices. Although it is always challenging to manage a bond fund through a cycle of short-term interest rate increases, we expect many opportunities to add value to the portfolio through careful duration management, yield curve positioning, sector weightings, and individual security decisions.

Thank you for your investment in the Strong Ultra Short-Term Income Fund.

Jay N. Mueller

Portfolio Co-Manager

Thomas M. Price

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

2

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	53.4%
AA	11.1%
A	13.5%
BBB	18.4%
BB	2.9%
CCC	0.2%
D	0.1%
Other	0.4%

Total	100.0%

Effective duration[1]	0.6 years
Average quality rating[2]	AA

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

3

Strong Ultra Short-Term Income Fund

Growth of an Assumed $10,000 Investment†

From 11-25-88 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Citigroup 1-Year Treasury Benchmark-on-the-Run Index (“Citigroup 1-Year Treasury Index”) and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indices’ performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Citigroup 1-Year Treasury Benchmark-on-the-Run Index is the return of the newly issued (on-the-run) 1-year Treasuries each month (auctioned monthly). It is determined by taking the 1-year T-bill at the beginning of each month and calculating its return. This process is repeated each month with the new 1-year T-Bill. The Lipper Ultra Short Obligation Funds Average is the average of all funds in the Lipper Ultra Short Obligation Funds Category. These funds invest at least 65% of assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days.

Top Issuers3

Percent of Net Assets, as of 10-31-04

FNMA Guaranteed Mortgage Investment Pass-Thru Certificates	13.4%
FHLMC Guaranteed Mortgage Investment Pass-Thru Certificates	3.1%
General Electric Capital Corporation	2.1%
GNMA Guaranteed Mortgage Investment Pass-Thru Certificates	1.8%
Northern Trust Capital	1.7%
Green Tree Home Improvement Loan Trust Equity Loan Certificates	1.7%
Sutter Real Estate CBO, Inc.	1.5%
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Thru Certificates	1.5%
Residential Finance LP/Residential Finance De Corporation Real Estate Certificates	1.4%
Duke Funding I, Ltd.	1.2%

Top Ten	29.4%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

4

Portfolio Statistics

Investor Class[4]
30-day annualized yield	2.99%

Advisor Class[4,5]
30-day annualized yield	2.71%

Institutional Class[4,6]
30-day annualized yield	3.40%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	1.71%
5-year	3.38%
10-year	4.69%
Since Fund Inception (11-25-88)	5.87%

Advisor Class[4,5]
1-year	1.45%
5-year	3.03%
10-year	4.33%
Since Fund Inception (11-25-88)	5.51%

Institutional Class[4,6]
1-year	2.19%
5-year	3.82%
10-year	4.92%
Since Fund Inception (11-25-88)	6.02%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

Please keep in mind that the Fund is subject to interest rate risk — generally, when interest rates rise, its share price declines.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.93% for Investor Class shares, 2.57% for Advisor Class shares, and 3.34% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.

[6]	The performance of the Institutional Class shares prior to 8/31/99 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

5

Strong Ultra Short-Term Municipal Income Fund

During the past 12 months, the Strong Ultra Short-Term Municipal Income Fund performed in line with its broad-based benchmark, the Lehman Brothers Municipal 1 Year Bond Index. The Fund posted a return of 1.30%, while the index gained 1.25%. The Fund also outperformed the 0.48% return of the Lipper Tax-Exempt Money Market Funds Average. The portfolio’s relatively high level of income helped make up for the Fund’s slight decline in net asset value during the period.

Uncertainty fueled volatility

Interest rates were fairly volatile during the year in response to shifting and often contradictory signals about economic growth, inflation, fiscal policy, and geopolitical events. Strong economic growth early in the period gave way to more moderate growth. Commodity prices — historically an indicator of inflation — moved higher, but broader inflation indicators posted only small increases. After leaving interest rates unchanged, the Federal Reserve Board began to raise rates in June. A heated U.S. political campaign, coupled with setbacks in Iraq, caused further uncertainty.

Rate volatility prompted duration moves

The Fund entered the year with a duration — a measurement of an investment’s sensitivity to interest rate changes — that was below our benchmark. We based this stance on our view that economic growth would remain fairly strong. Later, we further reduced duration by selling some municipal holdings and Treasury note futures. Initially, that worked against us as rates continued to move lower. However, our strategy was rewarded after strong economic reports in March and April caused investors to quickly push interest rates higher. As the bond market sell-off continued and Treasuries declined more quickly than municipals, we cut the Fund’s short position in Treasury note futures while maintaining the Fund’s relative interest-rate exposure with view that the Fed would continue to raise rates. To maintain the Fund’s duration, we sold one- to three year-bonds, and replaced them with floating rate bonds or bonds with maturities between zero and one year.

Morningstar® Style Box™*

Credit quality remained constant

Entering the period, we favored revenue and other lower-quality holdings based on our view that they would benefit from robust economic growth. We also had increased the Fund’s exposure to California and New York general obligation bonds, expecting that the bonds would benefit if tax receipts rose in response to better economic activity. We were rewarded on both counts, and our focus on these bonds boosted the Fund’s first-half returns. California bonds were boosted by a credit rating upgrade, while New York bonds benefited from improved creditworthiness as the state and national economies improved. In New York, we purchased several revenue- and tax-anticipation notes for local communities or school districts. Most of these bonds, as well as similar bonds issued in other states, are rated BBB, but historically these have had much better credit default characteristics than many of the corporate-backed bonds that we have sold. The Fund’s overall credit quality remained at “A”.

More recently, we’ve taken advantage of strong pricing for lower-quality bonds to reduce the Fund’s stake in them. As lower-quality bonds strengthened, yield spreads tightened — meaning the incremental yield that investors are paid to own lower-quality bonds — declined dramatically by period end. The Fund’s stake in revenue bonds dropped from about 54.3% at the beginning of the period to 47% at the end of it. Strong relative performance and declining yield spreads also prompted us to sell some healthcare and corporate-backed (IDR/PCR) bonds. Proceeds from these sales generally were reinvested in insured and general obligation bonds. We made some progress in our goal of selling/liquidating select multifamily housing bonds, however, declining fundamentals on several of the projects we held caused valuations to decline and this continued to have a negative effect on the Fund’s performance.

The outlook ahead

Our forecast calls for continued bond market volatility until we see a better indication of where the U.S. economy is headed. But with the Fed seemingly on a path toward measured interest rate hikes, we currently plan to maintain a duration that is below the Fund’s broad-based benchmark. In terms of credit quality, we’re taking a somewhat cautious approach to lower-quality bonds, given their historically low levels of incremental yield over higher-quality bonds. However, we believe that certain parts of the lower-quality marketplace continue to offer value, including selected securities in the Indian gaming, health care, corporate-backed and tobacco sectors. As long as the Fed continue to push short-term interest rates higher, we’re likely to favor floating rate bonds — whose interest payments adjust with interest rates — over one- to three-year fixed-rate securities in anticipation that floating rate securities will outperform.

Thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer

Portfolio Co-Manager

Mary-Kay Bourbulas

Portfolio Co-Manager

*	The Morningstar Style Box™ reflects a fund’s investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate, or long).

6

Fund Highlights

Fund S&P Bond Ratings

Percent of Net Assets, as of 10-31-04

AAA	22.3%
AA	13.7%
A	26.2%
BBB	30.9%
BB	5.4%
B	1.0%
CC	0.2%
Other	0.3%

Total	100.0%

Effective duration[1]	0.7 years
Average quality rating[2]	A

General:

[1]	The effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund’s price due to changes in interest rates.
[2]	For purposes of this average rating, the Fund’s short-term debt obligations have been assigned a long-term rating by the Advisor.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Fund Highlights are continued on next page.

7

Strong Ultra Short-Term Municipal Income Fund

Growth of an Assumed $10,000 Investment†

From 11-30-95 to 10-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Definitions:

**	The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The Lipper Short Municipal Debt Funds Index is the average of the 30 largest funds in the Lipper Short Municipal Debt Funds Category. These funds invest in municipal debt issues with dollar-weighted average maturities of less than three years.

Largest State Concentrations3

Percent of Net Assets, as of 10-31-04

New York	12.36%
Illinois	10.16%
California	8.46%
Massachusetts	4.50%
Louisiana	4.41%
Pennsylvania	4.12%
Florida	3.99%
Colorado	3.67%
Missouri	3.62%
Texas	2.91%

Top States	58.20%

[3]	Holdings vary. More complete holdings are available at www.Strong.com.

8

Portfolio Statistics

Investor Class[4]
30-day annualized yield	2.21%

Advisor Class[4,5]
30-day annualized yield	1.77%

Institutional Class[4,6]
30-day annualized yield	2.52%

Average Annual Total Returns

As of 10-31-04

Investor Class[4]
1-year	1.30%
5-year	2.71%
Since Fund Inception (11-30-95)	3.51%

Advisor Class[4,5]
1-year	0.90%
5-year	2.26%
Since Fund Inception (11-30-95)	3.04%

Institutional Class[4,6]
1-year	1.65%
5-year	3.00%
Since Fund Inception (11-30-95)	3.68%

Performance and yields are historical and do not guarantee future results. Investment returns, principal value, and yields will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Risks: Bond fund values fluctuate in response to the financial condition of individual issuers, changes in interest rates, and general market and economic conditions. Investment strategies that concentrate in particular market segments tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high-yield risk.

The Fund’s income may be subject to state and local taxes and, depending on your tax status, to the Alternative Minimum Tax.

Consult the Fund’s prospectus for additional information on these and other risks.

Fee Waivers:

[4]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns, and without this subsidization, the Fund’s 30-day annualized yield would have been 2.17% for Investor Class shares, 1.66% for Advisor Class shares, and 2.48% for Institutional Class shares. As of 10-31-04, there are waivers and/or absorptions in effect for all share classes.

Performance:

[5]	The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund’s Investor Class shares’ performance, restated for the higher expense ratio of the Advisor Class shares.
[6]	The performance of the Institutional Class shares prior to 7/31/00 is based on the Fund’s Investor Class shares’ performance, and has not been restated for the lower expense ratio of the Institutional Class shares.

Please consult a prospectus for information about all share classes.

Asset Allocation

Percent of Net Assets, as of 10-31-04

[7]	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

9

Bond Glossary

Bond Quality Ratings — There are services that analyze the financial condition of a bond’s issuer and then assign it a rating. The best-known rating agencies are Standard and Poor’s (S&P) and Moody’s. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody’s). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered “investment grade.” Bonds rated BB and below are considered high-yield or “junk bonds.” Typically, the lower a bond’s rating, the higher the yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity — This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average “effective maturity,” a security that is subject to redemption at the option of the issuer on a particular date (the “call date”), which is prior to the security’s stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity — Like a loan, a bond must be paid off on a certain date. A bond’s maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see “Yield Curve” definition on this page).

Duration — Duration is similar to maturity but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond’s or a bond fund’s sensitivity to interest rate changes. The higher the duration, the more a bond’s price will fluctuate when interest rates change.

Treasury Spread — The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield — Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve — The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or “invert.” The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

10

YOUR FUND’S EXPENSES	October 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended October 31, 2004

						Actual				Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1]		Beginning Account Value 5-1-04		Ending Account Value 10-31-04		Expenses Paid During Period[2]		Ending Account Value 10-31-04		Expenses Paid During Period[2]
Strong Ultra Short-Term Income Fund	Investor Institutional Advisor	0.84 0.38 1.10	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,008.10 1,009.30 1,005.70	$ $ $	4.24 1.92 5.55	$ $ $	1,020.91 1,023.23 1,019.61	$ $ $	4.27 1.93 5.58
Strong Ultra Short-Term Municipal Income Fund	Investor Institutional Advisor	0.73 0.38 1.12	% % %	$ $ $	1,000.00 1,000.00 1,000.00	$ $ $	1,008.90 1,010.70 1,006.90	$ $ $	3.69 1.92 5.65	$ $ $	1,021.47 1,023.23 1,019.51	$ $ $	3.71 1.93 5.69

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

11

SCHEDULES OF INVESTMENTS IN SECURITIES	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND

	Shares or Principal Amount	Value (Note 2)
Corporate Bonds 20.5%
Allfirst Preferred Capital Trust Subordinated Floating Rate Capital Trust Enhanced Securities, 3.57%, Due 7/15/29	$5,000,000	$5,073,595
Altria Group, Inc. Notes, 6.375%, Due 2/01/06 (l)	3,378,000	3,488,072
Ball Corporation Senior Notes, 7.75%, Due 8/01/06	3,100,000	3,340,250
Cendant Corporation Notes, 6.875%, Due 8/15/06 (l)	4,535,000	4,833,870
Central Fidelity Capital Trust I Floating Rate Notes, Series A, 3.07%, Due 4/15/27	7,500,000	7,546,935
Citizens Communications Company Debentures, 7.60%, Due 6/01/06	15,000	15,975
Citizens Communications Company Senior Notes, 8.50%, Due 5/15/06	5,805,000	6,269,400
Clear Channel Communications, Inc. Senior Notes, 6.00%, Due 11/01/06 (l)	13,200,000	13,859,248
Comcast Corporation Senior Notes, 8.375%, Due 11/01/05	5,775,000	6,093,318
Comcast Corporation Senior Subordinated Notes, 10.50%, Due 6/15/06	1,000,000	1,110,039
Commonwealth Bank of Australia Subordinated Yankee Floating Rate Notes, Series B, 2.415%, Due 6/01/10	7,000,000	6,988,674
Conagra Foods, Inc. Senior Notes, 9.875%, Due 11/15/05	5,235,000	5,584,091
Cox Communications, Inc. Notes, 7.75%, Due 8/15/06	3,850,000	4,152,664
Credit Suisse First Boston USA, Inc. Notes, 4.625%, Due 1/15/08 (l)	7,500,000	7,770,510
European Investment Bank Yankee Notes, 3.00%, Due 6/16/08 (l)	3,840,000	3,850,894
FPL Group Capital, Inc. Guaranteed Debentures, 3.25%, Due 4/11/06 (l)	1,750,000	1,762,513
First Maryland Capital I Variable Rate Subordinated Capital Income Securities, 3.07%, Due 1/15/27	9,500,000	9,393,192
Ford Motor Credit Company Notes, 6.50%, Due 1/25/07 (l)	6,850,000	7,200,713
France Telecom Variable Rate Yankee Notes, 7.95%, Due 3/01/06 (l)	6,680,000	7,108,729
GPU, Inc. Debentures, 7.70%, Due 12/01/05	4,690,000	4,916,822
General Electric Capital Corporation Notes, 5.375%, Due 3/15/07 (l)	28,985,000	30,509,814
General Motors Acceptance Corporation Floating Rate Notes, 3.02%, Due 7/16/07 (l)	4,815,000	4,787,420
General Motors Acceptance Corporation Notes, 6.75%, Due 1/15/06	2,270,000	2,349,974
HCA, Inc. Notes, 7.125%, Due 6/01/06	5,000,000	5,246,690
HSB Capital I Floating Rate Securities, Series B, 2.98%, Due 7/15/27	9,000,000	8,867,475
Harrahs Operating, Inc. Guaranteed Senior Subordinated Notes, 7.875%, Due 12/15/05	4,500,000	4,736,250
Highwoods Realty LP Notes, 7.00%, Due 12/01/06	4,600,000	4,866,993
Household International, Inc. Senior Notes, 8.875%, Due 2/15/06	6,275,000	6,740,567
Huntington Capital I Variable Rate Capital Income Securities, 2.38%, Due 2/01/27	2,000,000	1,907,494
Illinova Corporation First Mortgage Bonds, 11.50%, Due 12/15/10 (l)	$7,450,000	$8,839,365
Lennar Corporation Senior Notes, Series B, 9.95%, Due 5/01/10 (l)	5,820,000	6,328,703
Liberty Media Corporation Variable Rate Senior Notes, 3.38%, Due 9/17/06	2,890,000	2,923,553
Morgan Stanley Notes, 5.80%, Due 4/01/07 (l)	10,500,000	11,154,717
NTC Capital I Floating Rate Bonds, 2.59%, Due 1/15/27	820,000	793,022
NTC Capital Trust II Floating Rate Capital Securities, 2.66%, Due 4/15/27	12,305,000	11,999,012
NiSource Finance Corporation Notes, 7.625%, Due 11/15/05	7,000,000	7,338,800
Park Place Entertainment Corporation Senior Notes, 8.50%, Due 11/15/06	3,845,000	4,248,725
Park Place Entertainment Corporation Senior Subordinated Notes, 7.875%, Due 12/15/05	2,830,000	2,975,038
Pioneer Natural Resources Company Senior Notes, 6.50%, Due 1/15/08 (l)	6,700,000	7,283,758
Preferred Term Securities III, Ltd./Preferred Term Securities III, Inc. Floating Rate Mezzanine Yankee Notes, 4.5938%, Due 8/07/31 (b)	2,428,657	2,448,390
Prudential Financial, Inc. Senior Notes, 4.104%, Due 11/15/06 (l)	4,000,000	4,075,400
Schuler Homes Guaranteed Notes, 9.375%, Due 7/15/09	1,925,000	2,098,250
Southern California Edison Company First Mortgage Notes, 8.00%, Due 2/15/07 (l)	6,495,000	7,185,717
Star Capital Trust I Floating Rate Securities, 2.645%, Due 6/15/27	5,000,000	4,928,810
SunTrust Capital III Floating Rate Bonds, 2.53%, Due 3/15/28	4,500,000	4,340,525
TeleCorp PCS, Inc. Senior Subordinated Notes, 10.625%, Due 7/15/10	5,790,000	6,398,031
Telus Corporation Yankee Notes, 7.50%, Due 6/01/07	6,165,000	6,777,955
Tritel PCS, Inc. Senior Subordinated Notes, 10.375%, Due 1/15/11	2,677,000	3,039,974
Univision Communications, Inc. Senior Notes, 2.875%, Due 10/15/06 (l)	7,100,000	7,038,109

Total Corporate Bonds (Cost $289,503,182)		292,588,035

Non-Agency Mortgage & Asset-Backed Securities 40.1%
Aames Mortgage Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-1, Class M1, 2.6125%, Due 10/25/33	8,700,000	8,683,348
Accredited Mortgage Loan Trust Variable Rate Pass-Thru Certificates, Series 2004-3, Class 1A2, 3.44%, Due 10/25/34	10,958,000	10,946,015
Airplanes Pass-Thru Trust Floating Rate Subordinated Refinancing Certificates, Series 1R, Class B, 2.62%, Due 3/15/19 (h) (k)	20,193,908	3,231,025
Asset Backed Securities Corporation Home Equity Loan Trust Interest Only Asset-Backed Certificates, Series 2003-HE6, Class AIO, 4.00%, Due 11/25/33	14,541,547	412,587

12

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Asset Securitization Corporation Commercial Mortgage Pass-Thru Certificates:
Series 1995-D1, Class A1, 7.59%, Due 7/11/27	$4,393,483	$4,612,758
Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29	6,527,531	6,808,388
Banc of America Commercial Mortgage, Inc. Interest Only Asset-Backed Certificates, Series 2001-PB1, Class XP, 1.5253%, Due 5/11/35 (b)	37,285,294	3,080,727
Banc of America Large Loan, Inc. Variable Rate Pass-Thru Certificates, Series 2003-BBA2,Class F, 2.77%, Due 11/15/15 (b)	5,016,201	5,075,768
Bank One Issuance Trust Floating Rate Notes, Series 2004-B1, Class B1, 2.19%, Due 3/15/12	10,000,000	10,027,100
Bear Stearns Structured Products, Inc. Principal Only Notes, Series 2003-2, Class A, Zero %, Due 6/25/29 (Acquired 7/11/03; Cost $1,970,782) (b) (h)	2,096,576	2,000,265
CDC Mortgage Capital Trust Variable Rate Pass-Thru Certificates, Series 2003-HE4, Class M1, 2.5825%, Due 3/25/34	9,616,821	9,634,852
Chase Funding Trust Variable Rate Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class IIM-1, 2.5325%, Due 5/25/33	7,400,000	7,400,074
Citicorp Mortgage Securities, Inc. Real Estate Mortgage Investment Conduit Variable Rate Pass-Thru Certificates, Series 1992-7, Class A-1, 3.2741%, Due 3/25/22 (h)	866,821	884,816
Clydesdale CBO I, Ltd./Clydesdale CBO I, Inc. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 2.70%, Due 3/25/11 (Acquired 3/05/99; Cost $1,689,768) (b) (h)	1,689,768	1,691,880
Collateralized Mortgage Obligation Trust Bonds, Series 66, Class Z, 8.00%, Due 9/20/21	911,784	913,383
Commercial Mortgage Acceptance Corporation Pass-Thru Certificates, Series 1997-ML1, Class A-1, 6.50%, Due 12/15/30	2,897,395	2,897,478
ContiSecurities Residual Corporation ContiMortgage Net Interest Margin Notes, Series 1997-A, 7.23%, Due 7/16/28 (h)	5,077,872	793
Countrywide Alternative Loan Trust, Inc. Interest Only Mortgage Pass-Thru Certificates, Series 2004-J9, Class 1AI0, 1.40%, Due 3/25/07	231,500,000	3,092,696
Countrywide Alternative Loan Trust, Inc. Mortgage Pass-Thru Certificates, Series 2004-J8, Class 4A1, 6.00%, Due 2/25/17	3,276,138	3,412,494
Countrywide Home Equity Loan Trust Variable Rate Asset-Backed Notes, Series 2004-I, Class A, 2.13%, Due 2/15/34	3,645,000	3,643,149
Countrywide Home Loans, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-HYB1, Class 2A1, 4.5573%, Due 6/19/31	1,959,741	2,001,385
Series 2002-HYB2, Class 1A1, 4.7058%, Due 9/19/32	$493,628	$498,818
Series 2004-20, Class 3A1, 3.205%, Due 9/25/34	3,225,857	3,334,730
Countrywide Variable Rate Asset-Backed Certificates, Series 2004-7, Class AF1, 2.1325%, Due 10/25/22	7,330,865	7,332,331
Credit Suisse First Boston Mortgage Securities Corporation Commercial Mortgage Pass-Thru Certificates, Series 1997-C2, Class A-2, 6.52%, Due 1/17/35	15,632,452	15,874,002
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Certificates, Series 2001-CKN5, Class ACP, 1.9364%, Due 9/15/34 (b)	90,200,000	6,570,917
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Pass-Thru Certificates (b):
Series 2001-CF2, Class A-CP, 1.1664%, Due 2/15/34	81,000,000	3,040,664
Series 2001-CK1, Class A-CP, 1.0261%, Due 12/16/35	115,383,000	3,722,602
Credit Suisse First Boston Mortgage Securities Corporation Interest Only Variable Rate Mortgage Pass-Thru Certificates, Series 2001-CK6, Class ACP, 0.9332%, Due 8/15/36	100,000,000	3,542,969
Credit Suisse First Boston Mortgage Securities Corporation Variable Rate Pass-Thru Certificates (b):
Series 2003-TF2A, Class E, 2.82%, Due 11/15/14	4,000,000	4,014,724
Series 2003-TF2A, Class F, 2.97%, Due 11/15/14	3,000,000	2,999,997
DLJ Commercial Mortgage Corporation Pass-Thru Certificates, Series 2000-CF1, Class A1A, 7.45%, Due 6/10/33	8,895,483	9,282,381
DLJ Mortgage Acceptance Corporation Variable Rate Mortgage Pass-Thru Certificates (h):
Series 1990-2, Class A, 3.5957%, Due 1/25/22	1,184,744	1,183,250
Series 1991-3, Class A1, 3.3840%, Due 2/20/21	240,409	239,158
Deutsche Alt-A Securities, Inc. Interest Only Mortgage Pass-Thru Certificates, Series 2003-4XS, Class AIO, 4.50%, Due 11/25/05	18,496,800	364,156
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Interest Only Pass-Thru Certificates, Series 2004-2, Class AIO, 4.50%, Due 2/25/06	19,236,000	637,193
Duke Funding I, Ltd. Floating Rate Bonds, Series 1A, Class A, 2.21%, Due 11/10/30 (b)	18,500,000	17,783,125
Eastman Hill Funding 1, Ltd. Interest Only Bonds, Series 1A, Class A2, 0.834%, Due 9/29/31 (Acquired 6/27/01; Cost $7,983,075) (b) (h)	173,700,564	6,079,520
Equifirst Mortgage Loan Trust Variable Rate Asset-Backed Certificates, Series 2003-2, Class III-A3, 2.47%, Due 9/25/33	9,984,158	9,968,557

13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Equipment Pass-Thru Investment Certificates Trust Floating Rate Senior Certificates (b) (h) (k):
Series 1996-1, Class B, Zero %, Due 9/25/09 (Acquired 7/01/96; Cost $ 4,843,438)	$4,843,437	$508,561
Series 1996-1, Class C, Zero %, Due 9/25/09 (Acquired 6/28/96; Cost $ 1,334,684)	1,314,960	19,724
First Franklin Mortgage Loan Variable Rate Asset-Backed Certificates, Series 2000-FF1, Class M1, 2.4825%, Due 9/25/30	2,646,917	2,649,736
Fleet Commercial Loan Master LLC Variable Rate Asset-Backed Notes, Series 2000-1A, Class B2, 2.2912%, Due 11/16/07 (b)	5,500,000	5,503,652
GE Capital Commercial Mortgage Corporation Interest Only Variable Rate Pass-Thru Certificates (b):
Series 2001-1, Class X-2, 0.9536%, Due 5/15/33	140,073,600	4,380,101
Series 2001-2, Class X-2, 1.0123%, Due 8/11/33	181,365,889	7,339,651
GMAC Commercial Mortgage Securities, Inc. Interest Only Floating Rate Mortgage Pass-Thru Certificates, Series 2001-C2, Class X-2, 0.6862%, Due 4/15/34 (b)	131,400,000	3,610,239
GMAC Commercial Mortgage Securities, Inc. Pass-Thru Certificates, Series 2000-C2, Class A1, 7.273%, Due 8/16/33	8,831,229	9,454,267
GS Mortgage Securities Corporation II Variable Rate Commercial Mortgage Pass-Thru Certificates, Series 2000-CCT, Class C, 2.47%, Due 12/15/09 (b)	5,360,000	5,357,997
GS Mortgage Securities Corporation Variable Rate Asset-Backed Certificates, Series 2004-7, Class AV1, 2.1125%, Due 6/25/34	2,571,496	2,571,496
GS Mortgage Securities Corporation Variable Rate Pass-Thru Certificates:
Series 2004-4, Class 1AF, 2.31%, Due 6/25/34 (b)	10,665,000	10,655,002
Series 2004-4, Class 2A1, 4.239%, Due 6/25/34 (b)	10,665,000	10,906,629
Series 2004-4, Class 2A2, 5.216%, Due 4/25/32	14,506,437	14,722,966
Green Tree Home Equity Loan Trust Pass-Thru Certificates, Series 1999-C, Class M1, 7.77%, Due 7/15/30	2,803,866	2,844,365
Green Tree Home Improvement Loan Trust Home Equity Loan Certificates:
Series 1998-E, Class M-1, 6.93%, Due 7/15/28	17,185,795	17,873,227
Series 1998-E, Class M-2, 7.27%, Due 6/15/28	6,500,000	6,605,272
Greenwich Capital Trust I Variable Rate Pass-Thru Certificates, Series 1991-B1, Class A, 3.0699%, Due 2/15/21 (Acquired 3/04/97; Cost $5,676,211) (b) (h)	5,454,261	5,574,964
Home Equity Asset Trust Variable Rate Pass-Thru Certificates:
Series 2003-6, Class M1, 2.6325%, Due 2/25/34	$12,000,000	$12,037,128
Series 2003-7, Class M1, 2.5825%, Due 3/25/34	8,200,000	8,212,931
Housing Securities, Inc. Variable Rate Mortgage Pass-Thru Certificates, Series 1992-8, Class E, 3.922%, Due 6/25/24	600,394	593,323
IMPAC Secured Assets Corporation Interest Only Mortgage Pass-Thru Certificates:
Series 2003-3, Class AIO, 5.75%, Due 1/25/06	17,600,000	794,750
Series 2004-1, Class AIO, 4.50%, Due 2/25/06	14,986,063	468,314
Indymac Index Mortgage Loan Trust Variable Rate Interest Only Pass-Thru Certificates, Series 2004-AR8, Class AX1, 0.80%, Due 11/25/34	419,557,795	5,354,816
JP Morgan Chase Commercial Mortgage Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2001-CIB2, Class X2, 0.9964%, Due 4/15/35 (b)	248,861,000	8,694,009
Merrill Lynch Credit Corporation Floating Rate Mortgage Loan Asset-Backed Pass-Thru Certificates, Series 1996-C, Class B, 3.12%, Due 9/15/21 (Acquired 5/09/97; Cost $2,816,542) (b) (h)	3,233,443	2,649,402
Merrill Lynch Credit Corporation Senior Subordinated Variable Rate Mortgage Pass-Thru Certificates, Series 1995-A, Class A-5, 3.1511%, Due 6/15/20 (h)	3,473,608	3,532,518
Morgan Stanley Capital ABS I, Inc. Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-NC10, Class M1, 2.6125%, Due 10/25/33	9,500,000	9,529,688
Morgan Stanley Mortgage Trust Interest Only Variable Rate Collateralized Mortgage Obligation, Series 35, Class 35-2, 12,761.00%, Due 4/20/21 (h)	3,806	60,898
Oakwood Mortgage Investors, Inc. Pass-Thru Certificates Series 1996-C, Class A5, 7.35%, Due 4/15/27 (h)	3,703,370	3,887,298
Preferred Term Securities XV Variable Rate Yankee Notes, 3.4444%, Due 9/26/34 (b)	7,245,000	7,245,000
Provident CBO I, Ltd. Senior Secured Floating Rate Bonds, Series 1A, Class A1, 2.65%, Due 12/09/10 (b)	2,812,893	2,819,925
Prudential Home Mortgage Securities Company Variable Rate Mortgage Pass-Thru Certificates:
Series 1988-1, Class A, 3.6248%, Due 4/25/18	85,730	87,543
Series 1995-A, Class 2B, 8.73%, Due 3/28/25 (b)	101,093	101,006
Renaissance Home Equity Loan Trust Variable Rate Asset-Backed Certificates, Series 2004-3, Class AF1, 2.1525%, Due 11/25/34	4,910,143	4,910,143

14

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Resecuritization Mortgage Trust Variable Rate Certificates, Series 1998-B, Class A, 2.19%, Due 4/26/21 (b)	$258,755	$256,167
Residential Asset Mortgage Products, Inc. Asset-Backed Pass-Thru Certificates, Series 2003-RZ5, Class A2, 3.18%, Due 3/25/27	2,765,000	2,758,828
Residential Asset Securities Corporation Floating Rate Certificates, Series 2001-KS1, Class AII, 2.1675%, Due 3/25/32	2,694,881	2,696,565
Residential Asset Securities Corporation Mortgage Pass-Thru Certificates, Series 1998-KS3, Class AI7, 5.98%, Due 10/25/29	2,915,014	2,968,602
Residential Asset Securities Corporation Variable Rate Asset-Backed Pass-Thru Certificates, Series 2003-KS8, Class MII1, 2.5625%, Due 10/25/33	9,125,000	9,127,852
Residential Finance LP / Residential Finance De Corporation Variable Rate Real Estate Certificates (b):
Series 2003-C, Class B-3, 3.2581%, Due 9/10/35	12,318,133	12,533,700
Series 2003-C, Class B-4, 3.4581%, Due 9/10/35	7,883,605	8,021,568
Salomon Brothers Mortgage Securities VII, Inc. Floating Rate Mortgage Pass-Thru Certificates, Series 1990-2, Class A, 3.3896%, Due 11/25/20	1,905,671	1,904,059
Sequoia Mortgage Trust Mortgage Adjustable Rate Pass-Thru Certificates, Series 8, Class 3A, 3.115%, Due 8/20/32	10,990,011	10,990,011
South Street CBO 2000-1, Ltd./South Street CBO 2000-1 Corporation Floating Rate Notes, Series 2000-1, Class A2L, 2.0287%, Due 5/30/12 (b)	16,000,000	15,970,000
Structured Asset Investment Loan Trust Variable Rate Mortgage Pass-Thru Certificates, Series 2003-BC3, Class M1, 2.8825%, Due 4/25/33	15,000,000	15,081,445
Structured Asset Mortgage Investments, Inc. Variable Rate Mortgage Pass-Thru Certificates:
Series 2001-4, Class A-1, 9.219%, Due 10/25/24	17,566,008	18,877,969
Series 2001-4, Class A-2, 9.648%, Due 10/25/24	2,712,553	2,877,002
Structured Asset Securities Corporation Floating Rate Mortgage Pass-Thru Certificates:
Series 1998-2, Class A, 2.1925%, Due 2/25/28	1,768,605	1,769,711
Series 1998-RF1, Class A, 8.7448%, Due 4/15/27 (b)	9,040,070	9,576,119
Series 1998-RF2, Class A, 8.5284%, Due 7/15/27 (b)	12,440,338	13,210,570
Series 2002-8A, Class 3-A, 5.6697%, Due 5/25/32	2,039,941	2,067,756
Series 2003-BC 10, Class M1, 2.6825%, Due 10/25/33	11,000,000	11,031,797
Structured Asset Securities Corporation Variable Rate Pass-Thru Certificates, Series 1994-C1, Class A-3, 2.6125%, Due 8/25/26	$48,681	$48,862
Sutter Real Estate CBO, Ltd. Floating Rate Bonds, Series 2000-1A, Class A-1L, 2.45%, Due 12/25/35 (b)	22,150,000	21,803,906
Terwin Mortgage Trust Variable Rate Asset-Backed Securities, Series 2004-21, Class 1A1, 2.25%, Due 1/25/35 (e)	3,900,000	3,900,000
United Mortgage Securities Corporation Mortgage Pass-Thru Certificates, Series 1993-1, Class AM, 4.4628%, Due 9/25/33 (h)	7,023,526	7,038,794
University Support Services, Inc. Variable Rate Notes, Series 1993-A, Class A3, 2.83%, Due 8/20/08 (h)	1,686,410	1,688,475
Washington Mutual Mortgage Pass-Thru Certificates:
Series 2002-AR4, Class A-7, 5.491%, Due 4/26/32	278,905	279,491
Series 2002-AR7, Class A-6, 5.53%, Due 7/25/32	1,689,404	1,699,577
Washington Mutual Mortgage Securities Corporation Mortgage Pass-Thru Certificates:
Series 2002-AR10, Class A6, 4.816%, Due 10/25/32	5,483,922	5,515,047
Series 2002-AR15, Class A5, 4.38%, Due 12/25/32	4,669,219	4,696,824
Washington Mutual Variable Rate Mortgage Pass-Thru Certificates, Series 2003-AR7, Class A5, 3.066%, Due 8/25/33	6,952,000	6,880,989
Wilshire Funding Corporation Adjustable Rate Mortgage-Backed Certificates (h):
Series 1996-3, Class M2, 6.2754%, Due 8/25/32	1,440,421	1,439,384
Series 1996-3, Class M3, 6.2754%, Due 8/25/32	1,269,861	1,268,911
Series 1998-WFC2, Class M-1, 4.10%, Due 12/28/37	4,496,222	4,496,222

Total Non-Agency Mortgage & Asset-Backed Securities (Cost $592,294,244)		570,952,819

United States Government & Agency Issues 18.5%
FHLMC Adjustable Rate Participation Certificates:
5.659%, Due 6/01/31	554,819	568,689
5.685%, Due 4/01/32	3,516,875	3,654,129
6.033%, Due 10/01/31	92,248	94,381
6.16%, Due 1/01/29	1,438,387	1,492,997
6.18%, Due 9/01/31	787,889	808,694
6.24%, Due 10/01/31	776,085	800,338
FHLMC Guaranteed Mortgage Participation Certificates, 9.50%, Due 2/25/42	4,111,633	4,614,024
FHLMC Participation Certificates:
5.00%, Due 5/01/06	2,475,121	2,509,873
7.00%, Due 6/01/31	2,521,328	2,697,821
7.50%, Due 12/01/11 thru 6/01/12	4,458,221	4,740,236
8.00%, Due 1/01/12 thru 1/01/13	4,296,364	4,571,902

15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
9.00%, Due 11/01/16 thru 8/01/18	$6,909,339	$7,762,626
9.50%, Due 12/01/16 thru 12/01/22	6,385,332	7,282,134
10.00%, Due 11/17/21	916,740	1,056,705
10.50%, Due 5/01/20	1,696,970	1,967,466
FNMA Adjustable Rate Grantor Trust, 5.0119%, Due 7/25/41	16,358,709	16,757,453
FNMA Adjustable Rate Guaranteed Mortgage Pass-Thru Certificates:
3.587%, Due 5/01/27	2,340,342	2,420,995
5.147%, Due 5/01/32	1,810,053	1,853,169
5.537%, Due 7/01/33	19,946,478	20,570,334
5.81%, Due 11/01/31	1,888,066	1,957,981
5.87%, Due 9/01/31	367,708	380,688
5.917%, Due 6/01/32	1,442,154	1,446,481
6.073%, Due 8/01/31	701,550	722,925
6.361%, Due 10/01/31	1,835,829	1,878,294
6.678%, Due 12/01/40	3,810,055	3,875,494
7.101%, Due 2/01/30	211,331	214,006
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, Series 2003-W10, Class 3A2A, 2.196%, Due 7/25/37	7,500,000	7,432,292
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Certificates, Series 2002-W4, Class A6, 4.66%, Due 5/25/42	6,733,228	6,897,350
FNMA Adjustable Rate Guaranteed Real Estate Mortgage Investment Conduit Trust Participation Certificates:
Series 2003-W11, Class A1, 6.9321%, Due 6/25/33	9,071,386	9,259,192
Series 2003-W6, Class 6A, 4.3776%, Due 8/25/42	20,071,108	20,594,839
FNMA Guaranteed Mortgage Pass-Thru Certificates:
6.50%, Due 8/01/31	6,674,502	7,066,629
7.00%, Due 12/01/10 thru 11/01/14	6,579,485	6,988,076
7.50%, Due 12/15/09	1,638,493	1,725,860
8.00%, Due 3/01/13	3,198,788	3,411,199
8.50%, Due 11/01/12 thru 7/01/17	4,164,417	4,507,283
9.00%, Due 11/01/07 thru 6/01/24	8,636,095	9,717,188
9.50%, Due 12/01/09 thru 3/01/21	2,350,945	2,656,004
10.00%, Due 12/01/09 thru 3/20/18	1,879,846	2,082,202
10.25%, Due 9/01/21	1,131,595	1,299,571
10.50%, Due 10/01/14 thru 4/01/22	3,696,766	4,215,883
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Certificates:
8.00%, Due 12/25/16 thru 10/25/21	6,583,499	7,105,549
8.25%, Due 5/25/22	843,435	914,220
8.75%, Due 9/25/20	379,003	406,176
9.00%, Due 3/25/20 thru 10/25/20	3,988,002	4,356,444
9.20%, Due 3/25/18	1,331,094	1,430,181
9.25%, Due 3/25/18	788,779	860,935
9.30%, Due 8/25/19	356,833	391,931
9.45%, Due 4/25/18	484,416	538,220
9.50%, Due 6/25/19 thru 12/25/41	13,463,642	15,091,221
9.75%, Due 3/25/20	551,186	615,532
FNMA Guaranteed Real Estate Mortgage Investment Conduit Pass-Thru Trust, 9.50% Due 11/25/31 thru 8/25/41	16,679,136	18,717,118
Federal Home Loan Bank Bonds, 3.375%, Due 10/05/07	3,235,000	3,243,259
GNMA Guaranteed Pass-Thru Certificates:
7.00%, Due 5/15/13 thru 6/15/33	$12,395,306	$13,306,044
7.50%, Due 2/15/13	4,394,422	4,688,154
8.00%, Due 1/15/13	4,023,965	4,259,406
9.00%, Due 11/15/17	1,339,286	1,522,029
9.50%, Due 11/15/17	340,641	385,046
10.00%, Due 10/20/17	1,057,197	1,205,389

Total United States Government & Agency Issues (Cost $254,480,974)		263,590,257

Municipal Bonds 1.3%
Chicago, Illinois GO - Central Loop Project, Zero %, Due 12/01/05	5,000,000	4,864,250
Franklin, Wisconsin Solid Waste Disposal Revenue, 2.50%, Due 4/01/16	4,800,000	4,788,048
Martin Luther King Foundation, Inc. Floating Rate Bonds, Series 1998, 5.603%, Due 12/01/28 (b)	4,600,000	4,600,000
Yellowwood Acres, Inc. Floating Rate Bonds, Series 1998, 5.603%, Due 12/01/28 (h)	3,950,000	3,950,000

Total Municipal Bonds (Cost $18,234,414)		18,202,298

Variable Rate Municipal Bonds 0.3%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	3,700,000	3,717,908

Total Variable Rate Municipal Bonds (Cost $3,700,000)		3,717,908

Term Loans 0.3%
Davita, Inc. Variable Rate Term Loan B, 3.98%, Due 3/31/09	4,767,927	4,803,687

Total Term Loans (Cost $4,809,646)		4,803,687

Swap Options Purchased 0.0%
Cap on LIBOR Swap, Expires 1/03/05 at 1.34%	200,000,000	239,796

Total Swap Options Purchased (Cost $600,000)		239,796

Short-Term Investments (a) 22.6%
Collateral Received for Securities Lending 4.0%
Navigator Prime Portfolio	57,030,195	57,030,195

Repurchase Agreements 5.2%
ABN AMRO Inc (Dated 10/29/04), 1.85%, Due 11/01/04 (Repurchase proceeds $73,211,285); Collateralized by:
United States Government & Agency Issues (g)	$73,200,000	73,200,000
State Street Bank (Dated 10/29/04), 0.85%, Due 11/01/04 (Repurchase proceeds $1,615,114); Collateralized by:
United States Government & Agency Issues (g)	1,615,000	1,615,000

Total Repurchase Agreements		74,815,000
Corporate Bonds 11.4%
AOL Time Warner, Inc. Notes, 5.625%, Due 5/01/05	8,115,000	8,238,543
American Standard, Inc. Senior Notes, 7.375%, Due 4/15/05	2,000,000	2,050,000

16

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Bausch & Lomb, Inc. Notes, 6.75%, Due 12/15/04	$6,920,000	$6,945,326
Bergen Brunswig Corporation Senior Notes, 7.25%, Due 6/01/05	4,825,000	4,945,625
CE Electric UK Funding Company Senior Yankee Notes, 6.853%, Due 12/30/04 (b)	4,245,000	4,266,836
Centerpoint Energy Corporation Notes, 8.125%, Due 7/15/05	4,825,000	5,004,476
Conectiv, Inc. Notes, Series B, 5.30%, Due 6/01/05	5,800,000	5,876,804
D.R. Horton, Inc. Senior Notes, 10.50%, Due 4/01/05	2,650,000	2,759,313
DaimlerChrysler North America Holding Corporation Notes, 7.75%, Due 6/15/05	4,825,000	4,976,852
DaimlerChrysler North America Holding Corporation Notes, Tranche #31, 3.40%, Due 12/15/04	7,760,000	7,765,269
Deutsche Telekom International Finance BV Yankee Notes, 8.25%, Due 6/15/05	5,221,000	5,400,811
Walt Disney Company Notes, 7.30%, Due 2/08/05	9,280,000	9,402,255
Electronic Data System Corporation Notes, 7.125%, Due 5/15/05 (b)	4,485,000	4,596,116
Lear Corporation Senior Notes, Series B, 7.96%, Due 5/15/05 (l)	4,835,000	4,963,331
MGM Mirage, Inc. Senior Notes, 6.95%, Due 2/01/05	6,750,000	6,851,250
MetLife, Inc. Debentures, 3.911%, Due 5/15/05	6,675,000	6,729,141
Midland Funding II Bonds, Series A, 11.75%, Due 7/23/05	3,980,098	4,191,377
Nabisco, Inc. Notes, 6.85%, Due 6/15/05	4,800,000	4,920,341
PP&L Capital Funding, Inc. Senior Notes, 7.75%, Due 4/15/05	4,825,000	4,927,150
Raytheon Company Notes, 6.50%, Due 7/15/05	6,000,000	6,158,634
Royal Bank of Scotland Group PLC Yankee Notes, 8.817%, Due 3/31/05	9,700,000	9,943,363
Sprint Capital Corporation Notes, 7.90%, Due 3/15/05	11,935,000	12,172,316
Tele-Communications, Inc. Senior Notes, 7.25%, Due 8/01/05	5,533,000	5,703,378
Time Warner, Inc. Notes, 7.75%, Due 6/15/05	3,245,000	3,336,921
Tricon Global Restaurants, Inc. Senior Notes, 7.45%, Due 5/15/05	5,815,000	5,815,000
Tyco International Group SA Yankee Notes, 5.875%, Due 11/01/04	7,725,000	7,725,000
Ultramar Diamond Shamrock Corporation Notes, 8.00%, Due 3/15/05	4,850,000	4,943,997
Weyerhauser Company Notes, 5.50%, Due 3/15/05	1,500,000	1,515,806

Total Corporate Bonds		162,125,231
Municipal Bonds 0.4%
Bayonne, New Jersey Redevelopment Agency Revenue, 4.25%, Due 5/27/05	5,075,000	5,083,881
Variable Rate Municipal Bonds 0.8%
California Statewide Communities Development Authority COP:
Eskaton Properties, Inc. Project, 5.88%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 12/02/04)	3,000,000	3,000,000
Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04)	$3,000,000	$3,000,000
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.35%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	5,000,000	5,000,000

Total Variable Rate Municipal Bonds		11,000,000
Non-Agency Mortgage & Asset-Backed Securities 0.3%
Bear Stearns Asset Backed Securities Trust Interest Only Asset-Backed Certificates, Series 2003-AC2, Class AIO, 5.00%, Due 10/25/05	20,100,000	782,016
IMPAC CMB Trust Interest Only Collateralized Asset-Backed Bonds, Series 2003-4, Class 3-A, 6.00%, Due 9/25/05	5,440,363	226,115
Morgan Guaranty Trust Company Floating Rate Notes, Series C, 4.475%, Due 7/27/05 (h)	13,196,006	1,979,401
Residential Asset Mortgage Products, Inc. Interest Only Asset-Backed Pass-Thru Certificates, Series 2002-RS5, Class A-I-IO, 4.00%, Due 2/25/05	12,330,619	110,482
Residential Asset Mortgage Products, Inc. Interest Only Pass-Thru Certificates, Series 2003-RZ2, Class A-IO, 5.75%, Due 9/25/05	24,858,268	901,112
Structured Asset Investment Loan Trust, Interest Only Mortgage Pass-Thru Certificates, Series 2003-BC1, Class A, 6.00%, Due 2/25/05	9,090,873	168,678
Structured Asset Securities Corporation Interest Only Mortgage Pass-Thru Certificates, Series 2003-S1, Class A-IO, 6.00%, Due 2/25/05	16,483,486	305,846

Total Non-Agency Mortgage & Asset-Backed Securities		4,473,650
United States Government & Agency Issues 0.0%
United States Treasury Bills, Due 11/04/04 thru 12/23/04 (c)	600,000	599,699
Commercial Paper 0.5%

Capital One Bank, 8.25%, Due 6/15/05	6,780,000	7,006,316

Total Short-Term Investments (Cost $332,804,005)		322,133,972

Total Investments in Securities (Cost $1,496,426,465) 103.6%		1,476,228,772
Other Assets and Liabilities, Net (3.6%)		(51,066,992)

Net Assets 100.0%		$1,425,161,780

FUTURES

	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Sold:
472 Five-Year U.S. Treasury Notes	12/04	$(52,569,000)	$(450,389)
511 Two-Year U.S. Treasury Notes	12/04	(108,212,234)	(201,781)

17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM INCOME FUND (continued)

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	$—	$—
Options written during the year	150	57,450
Options closed	(150)	(57,450)
Options expired	—	—
Options exercised	—	—

Options outstanding at end of year	—	—

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND
	Shares or Principal Amount	Value (Note 2)
Municipal Bonds 20.9%
Alabama 0.2%
Alabama 21st Century Authority Tobacco Settlement Revenue:
5.125%, Due 12/01/05	$225,000	$231,116
5.25%, Due 12/01/06	1,000,000	1,036,250
Shelby County, Alabama Board of Education COP, 2.40%, Due 5/15/06	1,730,000	1,721,350

		2,988,716
Arizona 0.1%
Pascua Yaqui Tribe Government Facilities Revenue, 5.20%, Due 1/01/06 (i)	1,250,000	1,289,062
Arkansas 0.7%
Fayetteville, Arkansas Sales and Use Tax Capital Improvement Revenue, 3.20%, Due 6/01/07	805,000	806,038
Little Rock, Arkansas Airport Revenue Refunding, 3.50%, Due 11/01/08 (i)	2,605,000	2,705,944
Little Rock, Arkansas Collateralized IDR - Lexicon, Inc. Project, 6.48%, Due 7/01/06 (h)	1,695,000	1,709,204
Northwest Arkansas Regional Airport Authority Airport Revenue Refunding, 4.00% Due 2/01/06 (i)	360,000	365,850
Washington County, Arkansas Sales & Use Tax Capital Improvement Revenue, 3.25%, Due 6/01/07 (i)	2,395,000	2,398,209

		7,985,245
California 3.6%
Bay Area Government Association Rapid Transit Revenue, 4.875%, Due 6/15/09 (i)	2,505,000	2,516,273
California Housing Finance Agency Home Mortgage Revenue, 4.70%, Due 8/01/16 (i)	1,295,000	1,313,765
Golden State Tobacco Securitization Corporation Asset-Backed Tobacco Settlement Revenue:
5.125%, Due 6/01/14	1,410,000	1,413,144
5.25%, Due 6/01/15	12,455,000	12,664,493
5.25%, Due 6/01/16	9,320,000	9,471,543
Pasadena, California Revenue - Huntington Memorial Hospital Project, 4.25%, Due 12/19/06	1,908,267	1,934,506
Santa Rosa, California Rancheria Tachi Yokut Tribe Enterprise Revenue, 5.00%, Due 3/01/06	2,720,000	2,747,200
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue:
5.00%, Due 6/01/07	$1,590,000	$1,633,725
5.25%, Due 6/01/27	10,095,000	10,006,669

		43,701,318
Colorado 0.5%
Arapahoe County, Colorado SFMR - IDK Partners I Trust Pass-Thru Certificates, 5.25%, Due 11/01/19 (i)	299,378	303,869
Colorado Health Facilities Authority Revenue - Evangelical Lutheran Project, 6.00%, Due 12/01/06	2,000,000	2,070,000
Colorado Housing and Finance Authority Revenue, 6.60%, Due 5/01/28 (i)	2,985,000	3,119,325
El Paso County, Colorado School District Number 20 GO, 7.15%, Due 12/15/05 (i)	575,000	592,670

		6,085,864
Florida 0.7%
Miami Beach, Florida Health Facilities Authority Hospital Revenue Refunding - Mount Sinai Medical Center Project, 5.50%, Due 11/15/05	2,030,000	2,038,830
Pasco County, Florida Solid Waste Disposal and Resource Recovery System Revenue, 5.75%, Due 4/01/06 (i)	6,000,000	6,240,000

		8,278,830
Illinois 0.3%
Chicago, Illinois O’Hare International Airport Revenue Refunding, 4.90%, Due 1/01/06 (i)	645,000	655,146
Chicago, Illinois Tax Increment - Chatham Ridge Redevelopment Project, 4.05%, Due 12/15/05	380,000	380,000
Coles and Clark Counties, Illinois Lake Land Community College District Number 517 GO:
3.55%, Due 12/01/05	1,400,000	1,417,906
3.55%, Due 12/01/06	300,000	306,750
Northern Cook County, Illinois Solid Waste Agency Contract Revenue, 5.15%, Due 5/01/06 (i) (j)	545,000	564,418

		3,324,220
Massachusetts 0.7%
Massachusetts Health and EFA Revenue - Caritas Christi Obligated Group Project:
5.25%, Due 7/01/06	3,650,000	3,782,313
5.25%, Due 7/01/07	2,450,000	2,581,687
5.875%, Due 7/01/08	1,240,000	1,342,300
Massachusetts Industrial Finance Agency Resources Recovery Revenue Refunding - Ogden Haverhill Project, 4.95%, Due 12/01/06	500,000	514,375

		8,220,675
Michigan 0.7%
Suburban Mobility Authority Regional Transportation COP, 4.90%, Due 8/15/07	8,657,883	8,863,508
Mississippi 0.2%
Adams County, Mississippi PCR - International Paper Company Project, 5.625%, Due 11/15/06	2,350,000	2,378,529

18

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Missouri 3.0%
Hazelwood, Missouri IDA Tax Increment Revenue Refunding - Missouri Bottom Road Development Project:
3.00%, Due 8/01/13	$6,660,000	$6,632,228
3.875%, Due 8/01/18	5,200,000	5,167,500
Missouri Health and EFA Lease Revenue - SSM Health Care Corporation Project, 3.09%, Due 7/15/08	7,449,550	7,514,734
Missouri Health and EFA School District Advance Funding Program - St. Louis School District Project, 3.25%, Due 11/14/05	14,000,000	14,162,695
Missouri Higher Education Loan Authority Student Loan Revenue, 6.50%, Due 2/15/06	1,425,000	1,462,406
St. Charles, Missouri School District GO Refunding, Zero %, Due 3/01/06	850,000	825,563

		35,765,126
Nebraska 0.1%
Omaha Tribe of Nebraska Public Improvements Authority GO, 7.50%, Due 6/01/09 (h)	1,640,000	1,642,001
New Hampshire 0.3%
New Hampshire Health and EFA Revenue - Elliot Hospital Project, 4.25%, Due 10/01/08	4,125,000	4,248,750
New Jersey 0.4%
New Jersey EDA Cigarette Tax Revenue, 5.625%, Due 6/15/17	4,300,000	4,498,875
Tobacco Settlement Financing Corporation Revenue, 4.375%, Due 6/01/19	555,000	552,225

		5,051,100
New Mexico 0.3%
Alamogordo, New Mexico Revenue - Gerald Champion Memorial Hospital Project, 5.00%, Due 1/01/08	3,970,000	4,148,650
New York 4.9%
Bethlehem, New York GO Refunding - Water System Project, 5.00%, 3/01/06 (e) (i)	430,000	444,512
Monroe Newpower Corporation Power Facilities Revenue, 3.30%, Due 1/01/09	2,285,000	2,302,138
New York Convention Center Operating Corporation COP - Yale Building Acquisition Project:
Zero %, Due 6/01/08	8,750,000	7,546,875
5.25%, Due 6/01/08	1,000,000	1,040,000
USTA National Tennis Center Project, 6.25%, Due 11/15/06 (Pre-Refunded at $102 on 11/15/04) (i)	1,750,000	1,787,712
Tobacco Settlement Financing Corporation Revenue:
5.00%, Due 6/01/09	7,530,000	7,551,461
5.00%, Due 6/01/10	26,745,000	27,207,956
5.25%, Due 6/01/12	4,000,000	4,180,000
5.50%, Due 6/01/10	3,000,000	3,060,480
TSASC, Inc. Revenue, 5.25%, Due 7/15/10	4,660,000	4,736,843

		59,857,977
North Dakota 0.1%
North Dakota Housing Finance Agency Revenue - Housing Finance Project, 4.60%, Due 1/01/23	805,000	807,978
Ohio 0.1%
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.00%, Due 2/15/06	$825,000	$847,688
Ohio Department of Transportation COP - Rickenbacker Port Project, 6.125%, Due 4/15/15 (i)	120,000	120,302

		967,990
Oklahoma 0.2%
Ellis County, Oklahoma Industrial Authority IDR - WB Johnston Grain Shattuck Project:
5.00%, Due 8/01/08	1,000,000	1,021,250
7.00%, Due 8/01/13	1,010,000	1,071,862

		2,093,112
Oregon 0.2%
Western Lane Hospital District Oregon Hospital Facility Authority Revenue Refunding, 5.625%, Due 8/01/07 (i)	2,460,000	2,520,959
Pennsylvania 0.3%
Lebanon County, Pennsylvania Health Facilities Authority Hospital Revenue - Good Samaritan Hospital Project, 3.50%, Due 11/15/07	535,000	546,369
Pittsburgh, Pennsylvania Urban Redevelopment Authority Mortgage Revenue, 5.15%, Due 4/01/21 (i)	350,000	351,621
Sayre, Pennsylvania Health Care Facilities Authority Revenue - Guthrie Healthcare System Project:
5.50%, Due 12/01/05	1,000,000	1,032,770
5.50%, Due 12/01/06	1,500,000	1,582,500

		3,513,260
South Carolina 0.1%
York County, South Carolina PCR - Bowater, Inc. Project, 7.625%, Due 3/01/06	1,000,000	1,038,750
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project:
3.25%, Due 4/01/06	235,000	237,056
3.75%, Due 4/01/07	245,000	251,431

		488,487
Tennessee 0.1%
Jackson, Tennessee Hospital Revenue Refunding & Improvement, 5.30%, Due 4/01/06	1,000,000	1,032,700
Utah 0.7%
Eagle Mountain, Utah Special Improvement District Number 98-3 Special Assessment, 5.50%, Due 12/15/08	2,290,000	2,301,129
Ogden Neighborhood Development Agency Tax Increment Capital Appreciation Revenue (i):
25th Street Project, Zero %, Due 12/30/05	4,265,000	4,158,375
Washington Boulevard Project, Zero %, Due 12/30/05	815,000	794,625
Utah Finance Agency SFMR, 6.00%, Due 1/01/31	1,020,000	1,044,225

		8,298,354
Vermont 0.0%
Vermont Housing Finance Agency SFHR, 4.00%, Due 5/01/06 (i)	375,000	379,688

19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Virginia 2.1%
Lunenburg County, Virginia GO, 3.50%, Due 2/01/06	$4,000,000	$4,010,000
Pittsylvania County, Virginia IDA Exempt Facility Revenue - Multitrade of Pittsylvania Project:
7.45%, Due 1/01/09	4,500,000	4,622,310
7.50%, Due 1/01/14	7,700,000	7,908,362
Southwest Virginia Regional Jail Authority Revenue, 3.00%, Due 9/01/06 (i)	8,400,000	8,474,004

		25,014,676
Washington 0.1%
Washington Public Power Supply System Nuclear Project Number 3 Revenue Refunding, Zero %, Due 7/01/06 (i)	750,000	723,750
Wisconsin 0.2%
Badger Tobacco Asset Securitization Corporation Revenue:
5.25%, Due 6/01/07	600,000	612,750
5.50%, Due 6/01/06	680,000	697,000
Wisconsin Health and EFA Revenue - Meriter Hospital, Inc. Project, 6.00%, Due 12/01/06	1,155,000	1,179,116

		2,488,866

Total Municipal Bonds (Cost $251,731,991)		253,198,141

Variable Rate Municipal Bonds 17.5%
Alabama 1.5%
Birmingham, Alabama Baptist Medical Center Special Care Facilities Financing Authority Revenue - Baptist Health System Project, 4.35%, Due 11/15/16 (Mandatory Put at $100 on 7/01/06)	18,710,000	18,738,813
Arizona 0.1%
Mohave County, Arizona IDA IDR - Citizens Utilities Company Project, 4.75%, Due 8/01/20 (Mandatory Put at $100 on 8/01/07)	1,325,000	1,283,594
Colorado 0.2%
Tower Metropolitan District of Colorado Refunding and Improvement GO, 4.00%, Due 12/01/30 (Mandatory Put at $100 on 11/30/05) (i)	1,930,000	1,957,406
Illinois 2.2%
Aurora, Illinois MFHR - Covey Fox Valley Apartments Project, 5.30%, Due 11/01/27 (Mandatory Put at $100 on 11/01/07)	11,000,000	11,426,800
Eureka, Illinois Educational Facilities Revenue - Eureka College Project, 7.00%, Due 1/01/19 (Mandatory Put at $100 on 1/01/07)	3,330,000	3,329,567
Illinois Health Facilities Authority Revenue - Hospital Sisters Services, Inc. Project, 4.00%, Due 12/01/22 (Mandatory Put at $100 on 11/30/06) (i)	12,000,000	12,390,000

		27,146,367
Kentucky 0.0%
Covington, Kentucky IBR Refunding and Improvement - Allen and Allen Project, 4.25%, Due 9/01/16 (Mandatory Put at $100 on 9/01/06) (i)	$145,000	$148,625
Louisiana 3.2%
Louisiana Public Facilities Authority MFHR Refunding - Whitten Foundation Project (Mandatory Put at $100 on 6/01/07; Subject to Remarketing) (h):
4.00%, Due 8/01/32	35,000,000	35,000,000
Zero %, Due 8/01/32 (k)	19,065,000	4,194,300

		39,194,300
Massachusetts 0.3%
Boston, Massachusetts IDFA Revenue - Pilot Seafood Project, 5.875%, Due 4/01/30 (Mandatory Put at $100 on 4/01/07) (i)	3,840,000	3,974,400
Mississippi 0.4%
Mississippi Hospital Equipment and Facilities Authority Revenue - Baptist Memorial Health Project, 3.50%, Due 9/01/22 (Mandatory Put at $100 on 10/01/06)	4,500,000	4,584,375
New Mexico 1.5%
Pueblo of Sandia, New Mexico Revenue, 3.76%, Due 3/01/15 (Rate Reset Effective 11/11/04)	18,045,000	18,045,000
New York 1.9%
New York Urban Development Corporation Correctional and Youth Facilities Service Revenue, 5.00%, Due 1/01/27 (Mandatory Put at $100 on 1/01/09)	19,425,000	21,076,125
New York Urban Development Corporation Revenue Bonds, 5.25%, Due 1/01/21 (Mandatory Put at $100 on 1/01/09)	1,500,000	1,642,500

		22,718,625
Ohio 0.3%
Ohio Water Development Authority Facilities PCR Refunding - Ohio Edison Company Project, 3.35%, Due 6/01/33 (Mandatory Put at $100 on 12/01/05)	3,050,000	3,064,762
Pennsylvania 1.0%
Pennsylvania Housing Finance Agency SFMR, 2.28%, Due 6/01/08 (Rate Reset Effective 11/10/04) (i)	11,769,231	11,769,231
Puerto Rico 2.0%
Commonwealth of Puerto Rico Infrastructure Financing Authority Special Obligation, 2.41%, Due 10/01/40 (Rate Reset Effective 11/02/04) (j)	24,335,000	24,335,000
Rhode Island 0.2%
Rhode Island Industrial Facilities Corporation Solid Waste Disposal Revenue - Waste Management, Inc. Project, 2.75%, Due 4/01/16 (Mandatory Put at $100 on 4/01/06)	2,000,000	1,990,000

20

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Texas 1.1%
Brazos River Authority Collateralized PCR Refunding - Texas Utilities Electric Company Project, 5.05%, Due 6/01/30 (Mandatory Put at $100 on 6/19/06)	$3,370,000	$3,462,675
Matagorda County, Texas Navigational District Number 1 PCR Refunding - Central Power & Light Company Project, 4.55%, Due 11/01/29 (Mandatory Put at $100 on 11/01/06)	7,300,000	7,582,875
Northside Independent School District GO, 2.50%, Due 6/15/33 (Mandatory Put at $100 on 6/15/06)	2,000,000	1,997,300

		13,042,850
West Virginia 0.9%
Putnam County, West Virginia PCR Refunding - Appalachian Power Company Project, 2.80%, Due 5/01/19 (Mandatory Put at $100 on 11/01/06)	10,500,000	10,513,125
Wisconsin 0.3%
Milwaukee, Wisconsin IDR - Air Wisconsin Airlines Corporation Project, 2.50%, Due 11/01/33 (Mandatory Put at $100 on 5/01/06) (i)	4,275,000	4,242,938
Multiple States 0.4%
MMA Financial CDD Senior Securitization Trust Beacon Lakes Pass-Thru Trust, 3.375%, Due 11/01/08 (i)	5,000,000	5,043,750

Total Variable Rate Municipal Bonds (Cost $223,885,148)		211,793,161

Taxable Municipal Bonds 0.1%
South Carolina
Tobacco Settlement Management Authority Revenue, 7.666%, Due 5/15/16	1,405,415	1,407,172

Total Taxable Municipal Bonds (Cost $1,415,863)		1,407,172

Swap Options Purchased 0.0%
Five Year 4.87% Interest Rate Swap, Expires 7/14/05	15,000,000	97,500

Total Swap Options Purchased (Cost $312,000)		97,500

Short-Term Investments (a) 61.2%
Municipal Bonds 16.9%
California 0.0%
Tobacco Securitization Authority of Southern California Tobacco Settlement Revenue, 4.00%, Due 6/01/05	500,000	501,835
Colorado 0.2%
Colorado Health Facilities Authority Revenue - Evangelical Lutheran Project, 3.05%, Due 10/01/05	1,000,000	1,007,790
El Paso County, Colorado School District Number 20 GO, 7.15%, Due 12/15/05 (Pre-Refunded at $100 on 12/15/04) (i) (j)	625,000	644,888
Garfield County, Colorado Hospital Revenue - Valley View Hospital Association Project, 2.50%, Due 5/15/05 (i)	725,000	725,681

		2,378,359
Connecticut 0.1%
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue - Wheelabrator Lisbon Project, 5.15%, Due 1/01/05	$690,000	$694,243
Illinois 1.0%
Cook County, Illinois Bellwood School District Number 88 Tax Anticipation Warrants, 2.50%, Due 2/01/05	2,305,000	2,307,720
Hoffman Estates, Illinois Tax Increment Capital Appreciation Revenue, Zero%, Due 5/15/05	2,600,000	2,556,086
Kane, McHenry, Cook and DeKalb Counties, Illinois Community Unit School District Number 300 GO Lease Secured COP - School Building Project, 6.90%, Due 12/01/04	310,000	311,122
Will County, Illinois Community Unified School District Number 201-U Crete-Monee Educational Purpose TAN, 1.875%, Due 11/01/04	7,200,000	7,200,000

		12,374,928
Indiana 0.1%
De Kalb, Indiana Central Building Corporation First Mortgage Revenue, 5.00%, Due 2/01/05	990,000	996,128
Iowa 0.3%
Ames, Iowa Hospital Revenue Refunding - Mary Greeley Medical Center Project, 3.00%, Due 6/15/05 (i)	500,000	503,440
Cedar Rapids, Iowa First Mortgage Revenue - Cottage Grove Place Project, 5.30%, Due 7/01/05 (h)	145,000	144,136
Iowa Higher Education Loan Authority RAN - Clarke College Project, 3.65%, Due 5/24/05	2,475,000	2,486,905
Oskaloosa, Iowa Community School District Local Option Sales and Services Tax Revenue, 2.00%, Due 1/01/05 (i)	290,000	289,997

		3,424,478
Kansas 0.4%
Kansas Independent College Finance Authority RAN:
Baker University Project, 3.90%, Due 5/02/05	2,000,000	2,003,040
Benedictine College Project, 3.90%, Due 5/02/05	1,500,000	1,502,280
Bethel College Project, 3.90%, Due 5/02/05	700,000	701,064
Southwestern College Project, 3.90%, Due 5/02/05	800,000	801,216

		5,007,600
Kentucky 0.4%
Newport, Kentucky BAN, 2.41%, Due 12/01/04	4,500,000	4,503,825
Massachusetts 3.5%
Berkshire Regal Transit Authority RAN, 3.00%, Due 9/16/05	3,195,000	3,221,710

21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Massachusetts Health and EFA Revenue:
Berkshire Health System Project, 4.50%, Due 10/01/05	$435,000	$441,281
Caritas Christi Obligated Group Project, 5.25%, Due 7/01/05	4,930,000	4,976,638
Massachusetts Industrial Finance Agency Resource Recovery Revenue Refunding - Massachusetts Refusetech, Inc. Project, 6.30%, Due 7/01/05	4,205,000	4,263,492
Montachusett, Massachusetts Regional Transit Authority RAN, 3.00%, Due 6/17/05	7,200,000	7,207,920
Pioneer Valley Mass Transit Authority RAN, 3.50%, Due 8/05/05	9,500,000	9,581,795
Worcester, Massachusetts Regional Transport Authority RAN, 3.00%, Due 6/30/05	12,600,000	12,629,862

		42,322,698
Michigan 0.1%
Michigan Hospital Finance Authority Revenue - Henry Ford Health System Project, 5.00%, Due 3/01/05	1,000,000	1,009,710
Mississippi 0.2%
Biloxi, Mississippi Housing Authority MFHR - Bayview Place Estates Project, 4.50%, Due 9/01/05	2,000,000	2,023,620
Missouri 0.4%
Missouri Development Finance Board Infrastructure Facilities Revenue - Branson Project, 4.00%, Due 12/01/04	2,000,000	2,002,160
Missouri Health & EFA RAN, 3.00%, Due 4/22/05	2,500,000	2,501,000

		4,503,160
Nebraska 0.1%
Energy America Nebraska Natural Gas Revenue - Nebraska Public Gas Agency Project, 5.10%, Due 10/15/05 (h)	1,716,408	1,726,466
Nevada 0.4%
Clark County, Nevada Passenger Facility Charge Revenue - Las Vegas/McCarran International Airport Project, 6.00%, Due 7/01/17 (Pre-Refunded at $102 on 7/01/05) (i)	4,000,000	4,174,640
New Hampshire 0.5%
New Hampshire Health and EFA RAN - Colby College Project, 2.50%, Due 4/28/05:
Series B	2,000,000	2,000,980
Series E	1,600,000	1,600,784
Series F	2,645,000	2,646,296

		6,248,060
New Jersey 0.7%
Bayonne, New Jersey BAN, 3.00%, Due 7/01/05	5,493,000	5,507,172
Bayonne, New Jersey Parking Authority Guaranteed Revenue - Parking Project, 2.50%, Due 5/12/05	2,800,000	2,805,376

		8,312,548
New York 4.6%
Albany, New York City School District BAN:
3.00%, Due 8/26/05	7,000,000	7,020,650
3.50%, Due 11/12/04	10,000,000	10,001,459
Babylon, New York BAN:
2.50%, Due 11/05/04	$3,410,000	$3,410,205
2.50%, Due 1/07/05	10,575,000	10,582,297
Bethlehem, New York Water System Refunding, 5.00%, Due 3/01/05 (e) (i)	565,000	569,136
Binghamton, New York City School District RAN, 1.18%, Due 1/21/05	8,000,000	7,976,480
Dutchess County, New York Industrial Development Agency Civic Facility Revenue Refunding - Marist College Project, 2.75%, Due 7/01/05	1,055,000	1,058,566
Long Beach, New York BAN, 2.00%, Due 12/29/04	2,363,000	2,363,780
New York, New York GO, 5.625%, Due 4/15/05 (i):
Prerefunded Balance	210,000	213,677
Unrefunded Balance	65,000	66,129
New York, New York Industrial Development Agency Civic Facility Revenue - Polytechnic University Project:
5.00%, Due 11/01/04	1,380,000	1,380,000
5.125%, Due 11/01/06	1,000,000	998,750
Stony Point, New York BAN, 2.25%, Due 1/21/05	9,367,000	9,375,056

		55,016,185
North Carolina 0.9%
North Carolina Eastern Municipal Power Agency Power System Revenue, 6.00%, Due 1/01/05	7,500,000	7,543,350
North Carolina Municipal Power Agency Number 1 Catawba Electric Revenue:
3.00%, Due 1/01/05	1,320,000	1,321,544
5.00%, Due 1/01/05	2,075,000	2,084,026

		10,948,920
Ohio 1.5%
Eastlake, Ohio BAN:
2.50%, Due 12/02/04	2,415,000	2,414,396
4.00%, Due 12/02/04	4,250,000	4,254,377
Gateway EDC of Greater Cleveland Excise Tax Revenue Refunding, 2.75%, Due 9/01/05 (f) (h)	6,020,000	5,980,629
Lakewood, Ohio Hospital Improvement Revenue - Lakewood Hospital Association Project, 5.00%, Due 2/15/05	1,000,000	1,007,390
Lorain, Ohio Improvement GO, 2.75%, Due 3/17/05	2,000,000	1,995,560
Monroe, Ohio BAN, 2.50%, Due 8/24/05	2,500,000	2,503,375
Youngstown, Ohio City School District Energy Conservation Measures, 6.80%, Due 3/15/05	375,000	380,160

		18,535,887
Pennsylvania 0.4%
Berks County, Pennsylvania Municipal Authority College Revenue - Albright College Project, 2.75%, Due 10/01/05	1,110,000	1,108,324
Lehigh County, Pennsylvania General Purpose Authority Revenue - KidsPeace Obligated Group Project, 5.50%, Due 11/01/04	2,500,000	2,500,000
Philadelphia, Pennsylvania Authority for IDR Refunding - Ashland Oil, Inc. Project, 5.70%, Due 6/01/05	1,000,000	1,017,520

		4,625,844

22

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Puerto Rico 0.0%
Puerto Rico Industrial Tourist Educational, Medical and Environmental Control Facilities Revenue - Ana G. Mendez University System Project, 5.00%, Due 2/01/05	$325,000	$327,223
South Carolina 0.2%
Charleston County, South Carolina Hospital Facilities Revenue - Medical Society Health Project, 5.50%, Due 10/01/05 (i) (j)	2,790,000	2,883,604
South Dakota 0.0%
South Dakota EDFA EDR - Angus Project, 3.00%, Due 4/01/05	230,000	230,849
Texas 0.0%
Falcons Lair, Texas Utility and Reclamation District COP, 6.25%, Due 10/15/04 (h) (k)	500,000	125,000
Utah 0.0%
Salt Lake City Granite School District, Utah GO, 4.60%, Due 8/15/05 (h)	292,807	297,858
Virgin Islands 0.1%
Virgin Islands Public Finance Authority Revenue, 6.00%, Due 10/01/05	1,140,000	1,164,784
Wisconsin 0.8%
Badger Tobacco Asset Securitization Corporation Revenue, 5.50%, Due 6/01/05	2,000,000	2,022,620
Forest County, Wisconsin Potawatomi Community General Credit Revenue Refunding - Health Center Project, 4.50%, Due 12/01/04	830,000	832,009
Monroe, Wisconsin School District TRAN, 3.00%, Due 10/28/05	4,650,000	4,690,083
Sparta, Wisconsin Area School District Tax and RAN, 3.00%, Due 10/14/05	1,900,000	1,917,655
Wisconsin Housing and EDA EDR, 3.60%, Due 5/01/05 (i)	770,000	773,496

		10,235,863

Total Municipal Bonds		204,594,315
Variable Rate Municipal Bonds 43.1%
Arizona 1.6%
Arizona Health Facilities Authority Healthcare Education Facilities Revenue - Kirksville Collateral Osteopathic Project, 1.75%, Due 1/01/30 (Putable at $100 and Rate Reset Effective 11/24/04) (i)	2,375,000	2,375,000
Maricopa County, Arizona Pollution Control Corporation PCR - Public Service Company Project, 1.95%, Due 5/01/29 (Mandatory Put at $100 on 3/01/05)	15,500,000	15,472,875
Maricopa County, Arizona Pollution Control Corporation PCR Refunding - El Paso Electric Company Project, 6.25%, Due 5/01/37 (Mandatory Put at $100 on 8/01/05)	2,000,000	2,054,720

		19,902,595
Arkansas 0.3%
Arkansas DFA Facilities Revenue - Waste Management Project, 2.85%, Due 8/01/21 (Mandatory Put at $100 on 8/01/05)	$2,500,000	$2,497,000
Pope County, Arkansas Revenue Refunding - Entergy Arkansas, Inc. Project, 5.05%, Due 9/01/28 (Mandatory Put at $100 on 9/01/05)	525,000	536,713

		3,033,713
California 4.8%
California GO, 1.95%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 2/10/05)	5,000,000	4,992,750
California Housing Finance Agency MFHR, 1.80%, Due 2/01/39 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	9,600,000	9,600,000
California PCFA Solid Waste Disposal Revenue - Republic Services, Inc. Project, 2.00%, Due 12/01/33 (Mandatory Put at $100 on 12/01/04)	4,000,000	3,998,080
California SAVR, 1.95%, Due 5/01/33 (Putable at $100 and Rate Reset Effective 4/15/05)	10,000,000	10,000,000
California Statewide Communities Development Authority COP:
Eskaton Properties, Inc. Project, 5.55%, Due 5/15/29 (Putable at $100 and Rate Reset Effective 12/02/04) (i)	19,950,000	19,950,000
Retirement Housing Foundation Project, 5.603%, Due 12/01/28 (Putable at $ 100 and Rate Reset Effective 11/17/04) (i)	9,650,000	9,650,000

		58,190,830
Colorado 2.8%
Adams County, Colorado MFHR Refunding - Brittany Station Project, 5.40%, Due 9/01/25 (Mandatory Put at $100 on 9/01/05) (i)	3,300,000	3,375,933
Colorado Health Facilities Authority Revenue EXTRAS - Baptist Home Association of the Rocky Mountains, Inc. Project, 7.50%, Due 8/15/27 (Mandatory Put at $100 on 8/15/05)	3,000,000	2,999,940
Denver, Colorado City and County MFHR Refunding - The Seasons Apartments Project, 2.41%, Due 10/15/08 (Putable at $100 and Rate Reset Effective 11/11/04)	27,400,000	27,610,158

		33,986,031
Florida 3.3%
Brevard County, Florida Health Facilities Authority Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $ 100 and Rate Reset Effective 11/17/04) (i)	4,500,000	4,500,000
Capital Trust Agency Revenue - Seminole Tribe Resort Project, 1.93%, Due 10/01/33 (Putable at $ 100 and Rate Reset Effective 11/08/04) (i)	6,100,000	6,100,000
Orange County, Florida Health Facilities Authority Hospital Revenue - Orlando Regional Project (i):
1.65%, Due 10/15/26 (Putable at $ 100 and Rate Reset Effective 11/04/04)	5,000,000	5,000,000
1.85%, Due 10/08/26 (Putable at $ 100 and Rate Reset Effective 12/02/04)	5,625,000	5,624,809
1.88%, Due 10/27/22 (Putable at $ 100 and Rate Reset Effective 11/30/04)	10,000,000	10,000,000

23

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Volusia County, Florida IDA Revenue Refunding, 5.603%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (i)	$8,750,000	$8,750,000

		39,974,809
Georgia 0.3%
Burke County, Georgia Development Authority PCR - Georgia Power Company Plant Vogtle Project:
1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/10/04 )	825,000	825,000
1.75%, Due 10/01/32 (Putable at $100 and Rate Reset Effective 11/17/04)	1,200,000	1,200,000
Heard County, Georgia Development Authority PCR - Wansley Project, 1.65%, Due 9/01/29 (Putable at $100 and Rate Reset Effective 11/10/04)	1,400,000	1,400,000

		3,425,000
Hawaii 0.1%
Hawaii Department of Budget and Finance Special Purpose Revenue - North Hawaii Community Hospital Project, 1.82%, Due 5/01/19 (Putable at $ 100 and Rate Reset Effective 11/08/04) (i)	1,675,000	1,675,000
Illinois 6.6%
Illinois DFA PCR Refunding - Illinois Power Company Project (i):
1.80%, Due 3/01/17 (Putable at $100 And Rate Reset Effective 11/09/04)	12,475,000	12,475,000
1.80%, Due 11/01/28 (Putable at $100 And Rate Reset Effective 11/09/04)	65,010,000	65,010,000
1.80%, Due 4/01/32 (Putable at $100 And Rate Reset Effective 11/08/04)	885,000	885,000
Salem, Illinois IDR - Americana Building Products Project, 2.90%, Due 4/01/17 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	1,760,000	1,760,000

		80,130,000
Indiana 1.8%
Anderson, Indiana MFHR - Cross Lakes Apartments Project, 5.50%, Due 7/01/33 (Mandatory Put at $100 on 12/01/04; Subject to Remarketing) (h)	8,080,000	7,110,400
Clarksville, Indiana Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/25 (Putable at $100 and Rate Reset Effective 11/17/04) (i)	4,200,000	4,200,000
Indiana DFA Solid Waste Disposal Revenue - Waste Management, Inc. Project, 2.70%, Due 10/01/31 (Mandatory Put at $100 on 10/01/05)	2,000,000	1,997,480
Indianapolis, Indiana MFHR - Covered Bridge Project, 5.50%, Due 4/01/30 (Mandatory Put at $100 on 11/01/04; Subject to Remarketing) (h)	9,465,000	8,802,450

		22,110,330
Kansas 0.5%
Burlington, Kansas Environmental Improvement Revenue Refunding - Kansas City Power & Light Company Project, 4.50%, Due 10/01/17 (Mandatory Put at $100 on 9/01/05)	6,250,000	6,234,625
Kentucky 1.0%
Hopkinsville, Kentucky IDR - Douglas Autotech Corporation Project, 4.65%, Due 4/01/15 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	$6,900,000	$6,900,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project, 2.05%, Due 8/01/18 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	3,520,000	3,520,000
Kentucky EDFA Revenue Refunding - Retirement Housing Foundation Project, 5.58%, Due 12/01/28 (Putable at $100 and Rate Reset Effective 11/17/04) (i)	1,550,000	1,550,000

		11,970,000
Louisiana 1.2%
Calcasieu Parish, Louisiana Memorial Hospital Service District Hospital Revenue - Lake Charles Memorial Hospital Project, 2.35%, Due 12/01/18 (Putable at $100 and Rate Reset Effective 12/01/04) (i)	10,155,000	10,155,000
St. Charles Parish, Louisiana PCR Refunding, 4.90%, Due 6/01/30 (Mandatory Put at $100 on 6/01/05)	4,000,000	4,059,040

		14,214,040
Michigan 1.1%
Grand Rapids, Charter Township, Michigan EDC Revenue - Porter Hills Obligation Group Project, 1.85%, Due 7/01/33 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	12,100,000	12,100,000
Michigan Hospital Finance Authority Revenue - Ascension Health Credit Project, 5.05%, Due 11/15/33 (Mandatory Put at $100 on 11/15/04)	650,000	650,611

		12,750,611
Minnesota 0.3%
Burnsville, Minnesota Housing Revenue - Provence LLC Project, 2.00%, Due 1/01/45 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	80,000	80,000
Canby, Minnesota Community Hospital District Number 1 Revenue - Sioux Valley Hospitals & Health Project, 2.05%, Due 11/01/26 (Putable at $100 and Rate Reset Effective 11/08/04)	55,000	55,000
Eagan, Minnesota MFHR, 1.81%, Due 12/01/29 (Putable at $ 100 and Rate Reset Effective 11/08/04) (i)	100,000	100,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project, 1.92%, Due 7/01/21 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	135,000	135,000
Minneapolis & St. Paul, Minnesota Metropolitan Airports Commission Airport Revenue, 1.81%, Due 1/01/25 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	55,000	55,000
Minnesota Housing Finance Agency, 1.35%, Due 1/01/09 (Putable at $100 and Rate Reset Effective 11/08/04)	60,000	60,000
Minnetonka, Minnesota Housing Facilities Revenue Refunding - Beacon Hill Project, 1.77%, Due 5/15/34 (Putable at $100 and Rate Reset Effective 11/08/04)	2,910,000	2,910,000

		3,395,000

24

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Mississippi 1.4%
Mississippi Business Finance Corporation PCR Refunding - Mississippi Power Company Project, 1.65%, Due 9/01/28 (Putable at $100 and Rate Reset Effective 11/03/04)	$295,000	$295,000
Mississippi Hospital Equipment and Facilities Authority Revenue - Baptist Memorial Health Project, 3.00%, Due 9/01/18 (Mandatory Put at $100 on 10/01/05)	10,000,000	10,076,200
Mississippi Regional Housing Authority Number 8 MFHR - Magnolia Park Apartments Project, 2.15%, Due 3/01/30 (Mandatory Put at $100 on 9/01/05) (i)	6,200,000	6,200,000

		16,571,200
Missouri 0.3%
St. Louis County, Missouri IDA MFHR Refunding - Westbrooke Village West Project, 5.20%, Due 11/15/29 (Mandatory Put at $100 on 11/15/04)	3,570,000	3,572,535
New Hampshire 0.7%
New Hampshire Business Finance Authority PCR Refunding, 2.05%, Due 7/01/27 (Mandatory Put at $100 on 2/01/05)	9,000,000	9,001,530
New Mexico 0.1%
New Mexico Housing Authority Region III MFHR - Arbors/Courtyard Apartments Project, 1.77%, Due 1/15/33 (Putable at $100 and Rate Reset Effective 11/08/04)	1,595,000	1,595,000
New York 1.0%
New York Dormitory Authority Revenue - Sisters of Charity Hospital, 1.67%, Due 11/01/18 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	9,075,000	9,075,000
Orange County, New York Industrial Development Agency Civic Facility Revenue - Horton Medical Center Project, 1.75%, Due 12/01/22 (Putable at $100 and Rate Reset Effective 11/08/04) (i)	3,000,000	3,000,000

		12,075,000
North Dakota 0.5%
McLean County, North Dakota Solid Waste Disposal Revenue - National Rural Utility Company Project:
1.78%, Due 12/01/19 (Putable at $100 and Rate Reset Effective 11/10/04)	1,000,000	1,000,000
1.85%, Due 12/01/19 (Putable at $100 and Rate Reset Effective 11/24/04)	3,100,000	3,100,000
Underwood, North Dakota PCR - United Power Association Project, 1.70%, Due 8/01/08 (Putable at $100 and Rate Reset Effective 11/17/04)	2,500,000	2,500,000

		6,600,000
Ohio 0.4%
Gateway EDC of Greater Cleveland Stadium Revenue Refunding, 3.07%, Due 9/15/14 (Putable at $100 and Rate Reset Effective 3/15/05)	1,000,000	1,000,000
Ohio Air Quality Development Authority PCR Refunding:
Pennsylvania Power Company Project, 3.375%, Due 1/01/29 (Mandatory Put at $100 on 7/01/05)	$1,500,000	$1,498,215
Toledo Edison Company Project, 3.10%, Due 9/01/33 (Mandatory Put at $100 on 9/01/05)	2,850,000	2,844,613

		5,342,828
Oklahoma 0.5%
Tulsa, Oklahoma Industrial Authority Revenue - St. Johns Physicians Project, 1.90%, Due 11/01/14 (Mandatory Put at $100 on 11/01/04)	6,030,000	6,030,000
Oregon 1.6%
Gilliam County, Oregon Solid Waste Disposal Revenue - Waste Management Project, 2.50%, Due 7/01/29 (Mandatory Put at $100 on 5/01/05)	3,000,000	2,992,530
Medford, Oregon Hospital Facilities Authority Revenue Refunding - Rogue Valley Manor Project, 1.75%, Due 8/15/32 (Putable at $100 and Rate Reset Effective 11/10/04) (i)	12,450,000	12,450,000
Oregon EDR - Toyo Tanso USA, Inc. Project, 4.25%, Due 2/01/12 (Putable at $100 and Rate Reset Effective 11/11/04) (i)	3,000,000	3,000,000
Port of Portland, Oregon Terminal Facilities Revenue - Union Pacific Railroad Company Project, 2.55%, Due 12/01/06 (Mandatory Put at $100 on 12/01/04)	1,500,000	1,500,000

		19,942,530
Pennsylvania 2.5%
Dauphin County, Pennsylvania General Authority Revenue:
1.75%, Due 6/01/26 (Mandatory Put at $100 on 12/01/04)	28,000,000	27,992,160
1.80%, Due 6/01/26 (Mandatory Put at $100 on 6/01/05)	2,000,000	2,000,000

		29,992,160
Puerto Rico 0.0%
Commonwealth of Puerto Rico Leases - Sugar Corporation Project, 6.43%, Due 11/30/04 (h) (k)	234,416	0
South Carolina 1.2%
York County, South Carolina PCR, 1.79%, Due 9/15/24 (Putable at $100 and Rate Reset Effective 11/24/04)	6,550,000	6,550,000
York County, South Carolina PCR Refunding - Duke Power Company Project, 1.92%, Due 8/01/14 (Putable at $100 and Rate Reset Effective 11/07/04)	7,350,000	7,350,000

		13,900,000
South Dakota 0.8%
Aberdeen, South Dakota EDR - Presentation College Project, 2.60%, Due 5/01/29 (Putable at $100 and Rate Reset Effective 5/02/05) (i)	2,725,000	2,719,822
Grant County, South Dakota PCR Refunding - Otter Tail Power Company Project, 2.01%, Due 12/01/12 (Putable at $100 and Rate Reset Effective 11/08/04) (h)	6,400,000	6,400,000

		9,119,822

25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)	October 31, 2004

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Tennessee 0.1%
Nashville and Davidson County, Tennessee Metropolitan Government IDB Revenue - Easter Seal Project, 2.45%, Due 8/01/19 (Putable at $100 and Rate Reset Effective 12/01/04) (i)	$1,000,000	$1,000,000
Texas 1.8%
Brazos River Authority PCR Refunding - Texas Utilities Electric Company Project, 3.00%, Due 5/01/29 (Mandatory Put at $100 on 5/01/05)	5,000,000	4,992,700
Matagorda County, Texas Navigational District Number 1 PCR Refunding - AEP Texas Central Company Project, 2.15%, Due 5/01/30 (Mandatory Put at $100 on 11/01/04)	8,500,000	8,500,000
Texarkana, Texas HFC MFHR - Tanglewood Terrace Apartments Project, 5.50%, Due 6/01/29 (Putable at $100 on 6/01/05; Subject to Remarketing) (f) (h)	4,145,000	2,072,500
Waller County, Texas IDC IDR - McKesson Water Products Projects, 2.88%, Due 10/30/26 (Putable at $100 and Rate Reset Effective 11/10/04)	6,000,000	6,000,000

		21,565,200
Washington 0.5%
Chelan County, Washington Public Utility District Number 1 Consolidated Revenue, 6.25%, Due 7/01/68 (Pre-Refunded at $100 on 7/01/05)	3,000,000	3,074,610
Yakima, Washington Housing Authority Revenue - Klickitat Valley Hospital Project, 2.75%, Due 10/01/23 (Putable at $100 and Reset Effective 11/11/04) (i)	3,215,000	3,215,000

		6,289,610
Wyoming 0.3%
Albany County, Wyoming PCR - Union Pacific Railroad Company Project, 2.55%, Due 12/01/15 (Mandatory Put at $100 on 12/01/04)	850,000	849,711
Gillette, Wyoming Environmental Improvement Revenue - Black Hills Power and Light Company Project, 3.62%, Due 6/01/24 (Putable at $100 and Rate Reset Effective 11/08/04)	2,855,000	2,855,000

		3,704,711
Multiple States 3.7%
Charter Mac Equity Issuer Trust Bonds, 3.25%, Due 3/15/07 (Mandatory Put at $100 on 3/15/05)	45,000,000	45,129,150

Total Variable Rate Municipal Bonds		522,423,860
Taxable Municipal Bonds 0.6%
New Jersey 0.5%
Bayonne, New Jersey Redevelopment Agency Revenue, 4.25%, Due 5/27/05	6,000,000	6,010,500
Texas 0.1%
Wilmer-Hutchins, Texas Independent School District Tax and Revenue Notes Refunding, 5.00%, Due 3/01/05	500,000	503,219

Total Taxable Municipal Bonds		6,513,719
Municipal Money Market Funds 0.6%
Multiple States
Strong Tax-Free Money Fund (d)	$7,550,000	$7,550,000

Total Short-Term Investments (Cost $745,715,383)		741,081,894

Total Investments in Securities (Cost $1,223,060,385) 99.7%		1,207,577,868
Other Assets and Liabilities, Net 0.3%		3,023,979

Net Assets 100.0%		$1,210,601,847

SWAPS

Open Swap contracts at October 31, 2004 consisted of the following:

Issuer	Notional Amount	Annual Premium Paid	Credit Protection Purchased	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Credit Protection* (expires 7/14/05)	7,000,000	0.48%	$7,000,000	$(33,539)

*	Protection against credit rating decline of American Electric Power Company, Inc.

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Restricted security.
(c)	All or a portion of security is pledged to cover margin requirements on open futures contracts.
(d)	Affiliated issuer (see Note 9 of Notes to Financial Statements).
(e)	All or a portion of security is when-issued.
(f)	Security whereby interest is being accrued or collected at a reduced rate.
(g)	See Note 2(J) of Notes to Financial Statements.
(h)	Illiquid security.
(i)	Security backed by credit enhancement in the form of a letter of credit and/or insurance.
(j)	Escrowed to maturity.
(k)	Non-income producing security. In the case of a debt security, generally denotes that the issuer has defaulted on the payment of principal or interest, the issuer has filed for bankruptcy or the Fund has halted accruing income.
(l)	All or a portion of security is on loan. See Note 2(M) of Notes to Financial Statements.

For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

26

ABBREVIATIONS
The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:

BAN	— Bond Anticipation Notes
BP	— Basis Points
CDA	— Commercial Development Authority
CDR	— Commercial Development Revenue
COP	— Certificates of Participation
DFA	— Development Finance Authority
EDA	— Economic Development Authority
EDC	— Economic Development Corporation
EDFA	— Economic Development Finance Authority
EDR	— Economic Development Revenue
EFA	— Educational Facilities Authority
EXTRAS	— Extendable Rate Adjustable Securities
GO	— General Obligation
HDA	— Housing Development Authority
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority
HFC	— Housing Finance Corporation
IBA	— Industrial Building Authority
IBR	— Industrial Building Revenue
IDA	— Industrial Development Authority
IDB	— Industrial Development Board
IDC	— Industrial Development Corporation
IDFA	— Industrial Development Finance Authority
IDR	— Industrial Development Revenue
IFA	— Investment Finance Authority
MERLOT	— Municipal Exempt Receipt - Liquidity Optional Tender
MFHR	— Multi-Family Housing Revenue
MFMR	— Multi-Family Mortgage Revenue
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RAN	— Revenue Anticipation Notes
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
TAN	— Tax Anticipation Notes
TRAN	— Tax and Revenue Anticipation Notes

See Notes to Financial Statements.

27

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2004

	(In Thousands, Except As Noted)
	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Assets:
Investments in Securities, at Value	$1,476,229	$1,200,028
Unaffiliated Issuers (Cost of $1,496,426 and $1,215,510, respectively)
Affiliated Issuers (Cost of $0 and $7,550, respectively)	—	7,550
Receivable for Securities Sold	419	1,267
Receivable for Fund Shares Sold	780	5,439
Interest and Dividends Receivable	14,263	10,918
Other Assets	289	53

Total Assets	1,491,980	1,225,255

Liabilities:
Payable for Securities Purchased	3,900	11,587
Payable for Fund Shares Redeemed	1,486	362
Payable Upon Return of Securities on Loan	57,030	—
Dividends Payable	3,766	2,514
Variation Margin Payable	167	—
Accrued Operating Expenses and Other Liabilities	469	190

Total Liabilities	66,818	14,653

Net Assets	$1,425,162	$1,210,602

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$1,697,863	$1,276,995
Undistributed (Accumulated) Net Investment Income (Loss)	6	4
Undistributed (Accumulated) Net Realized Gain (Loss)	(251,857)	(50,881)
Net Unrealized Appreciation/(Depreciation)	(20,850)	(15,516)

Net Assets	$1,425,162	$1,210,602

Investor Class ($ and shares in full)
Net Assets	$1,277,777,327	$881,337,295
Capital Shares Outstanding (Unlimited Number Authorized)	138,623,117	182,356,271

Net Asset Value Per Share	$9.22	$4.83

Institutional Class ($ and shares in full)
Net Assets	$59,624,462	$289,641,060
Capital Shares Outstanding (Unlimited Number Authorized)	6,472,316	59,952,929

Net Asset Value Per Share	$9.21	$4.83

Advisor Class ($ and shares in full)
Net Assets	$87,759,991	$39,623,492
Capital Shares Outstanding (Unlimited Number Authorized)	9,524,495	8,197,632

Net Asset Value Per Share	$9.21	$4.83

See Notes to Financial Statements.

28

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2004

	(In Thousands)
	Strong Ultra Short-Term Income Fund	Strong Ultra Short-Term Municipal Income Fund
Income:
Interest	$58,333	$41,458
Dividends – Affiliated Issuers	—	102

Total Income	58,333	41,560

Expenses (Note 4):
Investment Advisory Fees	5,219	4,402
Administrative Fees	5,412	3,694
Custodian Fees	114	110
Shareholder Servicing Costs	2,890	612
12b-1 Fees	260	126
Other	1,325	962

Total Expenses before Expense Offsets	15,220	9,906
Expense Offsets	(558)	(348)

Expenses, Net	14,662	9,558

Net Investment Income (Loss)	43,671	32,002

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,107	270
Written Options	5	—
Futures Contracts	(5,241)	(59)
Swaps	(255)	398

Net Realized Gain (Loss)	(4,384)	609
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(10,887)	(12,201)
Futures Contracts	1,622	(46)
Swaps	—	(448)

Net Change in Unrealized Appreciation/Depreciation	(9,265)	(12,695)

Net Gain (Loss) on Investments	(13,649)	(12,086)

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,022	$19,916

See Notes to Financial Statements.

29

STATEMENTS OF CHANGES IN NET ASSETS

	(In Thousands)
	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Operations:
Net Investment Income (Loss)	$43,671	$66,333	$32,002	$45,791
Net Realized Gain (Loss)	(4,384)	(520)	609	(1,109)
Net Change in Unrealized Appreciation/Depreciation	(9,265)	1,336	(12,695)	794

Net Increase (Decrease) in Net Assets Resulting from Operations	30,022	67,149	19,916	45,476
Distributions:
From Net Investment Income:
Investor Class	(45,871)	(74,517)	(22,051)	(34,805)
Institutional Class	(3,704)	(9,360)	(9,053)	(12,809)
Advisor Class	(2,864)	(4,110)	(859)	(958)

Total Distributions	(52,439)	(87,987)	(31,963)	(48,572)
Capital Share Transactions (Note 8):
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(906,147)	(118,254)	(825,482)	406,554

Total Increase (Decrease) in Net Assets	(928,564)	(139,092)	(837,529)	403,458
Net Assets:
Beginning of Year	2,353,726	2,492,818	2,048,131	1,644,673

End of Year	$1,425,162	$2,353,726	$1,210,602	$2,048,131

Undistributed Net Investment Income (Loss)	$6	$—	$4	$—

See Notes to Financial Statements.

30

FINANCIAL HIGHLIGHTS

STRONG ULTRA SHORT-TERM INCOME FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.34	$9.42	$9.82	$9.88	$9.87	$9.95
Income From Investment Operations:
Net Investment Income (Loss)	0.22	0.25	0.35	0.58	0.43	0.59
Net Realized and Unrealized Gains (Losses) on Investments	(0.06)	0.01	(0.32)	(0.05)	0.01	(0.08)

Total from Investment Operations	0.16	0.26	0.03	0.53	0.44	0.51
Less Distributions:
From Net Investment Income	(0.28)	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)

Total Distributions	(0.28)	(0.34)	(0.43)	(0.59)	(0.43)	(0.59)

Net Asset Value, End of Period	$9.22	$9.34	$9.42	$9.82	$9.88	$9.87

Ratios and Supplemental Data
Total Return	+1.71%	+2.77%	+0.33%	+5.47%	+4.58%	+5.24%
Net Assets, End of Period (In Millions)	$1,278	$1,994	$2,092	$2,990	$2,156	$2,208
Ratio of Expenses to Average Net Assets before Expense Offsets	0.9%	0.9%	0.8%	0.8%	0.8%*	0.8%
Ratio of Expenses to Average Net Assets	0.9%	0.8%	0.8%	0.8%	0.8%*	0.8%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.5%	2.7%	3.9%	5.8%	6.5%*	5.9%
Portfolio Turnover Rate(c)	26.2%	93.6%	49.5%	69.6%	38.4%	48.1%

STRONG ULTRA SHORT-TERM INCOME FUND — INSTITUTIONAL CLASS
	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000(d)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.33	$9.41	$9.82	$9.87	$9.87	$9.89
Income From Investment Operations:
Net Investment Income (Loss)	0.24	0.29	0.36	0.62	0.46	0.32
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.01	(0.29)	(0.04)	—	(0.02)

Total from Investment Operations	0.20	0.30	0.07	0.58	0.46	0.30
Less Distributions:
From Net Investment Income	(0.32)	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Total Distributions	(0.32)	(0.38)	(0.48)	(0.63)	(0.46)	(0.32)

Net Asset Value, End of Period	$9.21	$9.33	$9.41	$9.82	$9.87	$9.87

Ratios and Supplemental Data
Total Return	+2.19%	+3.26%	+0.71%	+6.03%	+4.76%	+3.07%
Net Assets, End of Period (In Millions)	$60	$214	$302	$784	$348	$207
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.4%	0.4%*	0.4%*
Ratio of Net Investment Income (Loss) to Average Net Assets	3.0%	3.2%	4.4%	6.1%	7.0%*	6.5%*
Portfolio Turnover Rate(c)	26.2%	93.6%	49.5%	69.6%	38.4%	48.1%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	For the period from August 31, 1999 (commencement of class) to February 29, 2000.

See Notes to Financial Statements.

31

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM INCOME FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000(c)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$9.33	$9.41	$9.82	$9.88	$9.87	$9.89
Income From Investment Operations:
Net Investment Income (Loss)	0.20	0.24	0.34	0.55	0.41	0.27
Net Realized and Unrealized Gains (Losses) on Investments	(0.07)	(0.01)	(0.35)	(0.05)	0.01	(0.02)

Total from Investment Operations	0.13	0.23	(0.01)	0.50	0.42	0.25
Less Distributions:
From Net Investment Income	(0.25)	(0.31)	(0.40)	(0.56)	(0.41)	(0.27)

Total Distributions	(0.25)	(0.31)	(0.40)	(0.56)	(0.41)	(0.27)

Net Asset Value, End of Period	$9.21	$9.33	$9.41	$9.82	$9.88	$9.87

Ratios and Supplemental Data
Total Return	+1.45%	+2.49%	–0.06%	+5.12%	+4.35%	+2.56%
Net Assets, End of Period (In Millions)	$88	$146	$98	$82	$0 (d)	$0 (d)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.2%	1.1%*	1.1%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%	1.1%*	1.1%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.3%	2.4%	3.6%	4.9%	6.2%*	5.7%*
Portfolio Turnover Rate(e)	26.2%	93.6%	49.5%	69.6%	38.4%	48.1%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INVESTOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001	Oct. 31, 2000(b)	Feb. 29, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.88	$4.94	$4.95	$4.96	$5.04
Income From Investment Operations:
Net Investment Income (Loss)	0.10	0.12	0.15	0.21	0.16	0.21
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	—	(0.06)	(0.01)	(0.01)	(0.08)

Total from Investment Operations	0.06	0.12	0.09	0.20	0.15	0.13
Less Distributions:
From Net Investment Income(f)	(0.10)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)

Total Distributions	(0.10)	(0.13)	(0.15)	(0.21)	(0.16)	(0.21)

Net Asset Value, End of Period	$4.83	$4.87	$4.88	$4.94	$4.95	$4.96

Ratios and Supplemental Data
Total Return	+1.30%	+2.38%	+1.99%	+4.03%	+2.97%	+2.70%
Net Assets, End of Period (In Millions)	$881	$1,401	$1,256	$1,275	$1,193	$1,792
Ratio of Expenses to Average Net Assets before Expense Offsets	0.8%	0.7%	0.7%	0.7%	0.6%*	0.6%
Ratio of Expenses to Average Net Assets	0.7%	0.7%	0.7%	0.7%	0.6%*	0.6%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.1%	2.4%	3.1%	4.1%	4.7%*	4.3%
Portfolio Turnover Rate(e)	72.0%	127.7%	75.6%	71.3%	36.5%	35.0%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	In 2000, the Fund changed its fiscal year-end from February to October.
(c)	For the period from August 31, 1999 (commencement of class) to February 29, 2000.
(d)	Amount is less than $500,000.
(e)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)	Tax-exempt for regular federal income tax purposes.

See Notes to Financial Statements.

32

FINANCIAL HIGHLIGHTS (continued)

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — INSTITUTIONAL CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001		Oct. 31, 2000(b)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.87	$4.94	$4.95		$4.95
Income From Investment Operations:
Net Investment Income (Loss)	0.12	0.13	0.17	0.22		0.06
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.01	(0.07)	(0.01)		—

Total from Investment Operations	0.08	0.14	0.10	0.21		0.06
Less Distributions:
From Net Investment Income(c)	(0.12)	(0.14)	(0.17)	(0.22)		(0.06)

Total Distributions	(0.12)	(0.14)	(0.17)	(0.22)		(0.06)

Net Asset Value, End of Period	$4.83	$4.87	$4.87	$4.94		$4.95

Ratios and Supplemental Data
Total Return	+1.65%	+2.94%	+2.13%	+4.36%		+1.26%
Net Assets, End of Period (In Millions)	$290	$578	$360	$425		$422
Ratio of Expenses to Average Net Assets before Expense Offsets	0.4%	0.4%	0.4%	0.3%		0.3%*
Ratio of Expenses to Average Net Assets	0.4%	0.4%	0.4%	0.3%		0.3%*
Ratio of Net Investment Income (Loss) to Average Net Assets	2.4%	2.7%	3.5%	4.5%		5.0%*
Portfolio Turnover Rate(d)	72.0%	127.7%	75.6%	71.3%		36.5%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND — ADVISOR CLASS

	Year Ended
	Oct. 31, 2004	Oct. 31, 2003	Oct. 31, 2002	Oct. 31, 2001		Oct. 31, 2000(e)
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$4.87	$4.88	$4.94	$4.94		$4.94
Income From Investment Operations:
Net Investment Income (Loss)	0.08	0.10	0.14	0.18		0.02
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	(0.01)	(0.06)	(0.00	)(f)	—

Total from Investment Operations	0.04	0.09	0.08	0.18		0.02
Less Distributions:
From Net Investment Income(c)	(0.08)	(0.10)	(0.14)	(0.18)		(0.02)

Total Distributions	(0.08)	(0.10)	(0.14)	(0.18)		(0.02)

Net Asset Value, End of Period	$4.83	$4.87	$4.88	$4.94		$4.94

Ratios and Supplemental Data
Total Return	+0.90%	+1.96%	+1.57%	+3.74%		+0.35%
Net Assets, End of Period (In Millions)	$40	$70	$28	$8		$0 (g)
Ratio of Expenses to Average Net Assets before Expense Offsets	1.2%	1.1%	1.1%	1.1%		1.1%*
Ratio of Expenses to Average Net Assets	1.1%	1.1%	1.1%	1.1%		1.0%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.7%	1.9%	2.7%	3.1%		4.4%*
Portfolio Turnover Rate(d)	72.0%	127.7%	75.6%	71.3%		36.5%

*	Calculated on an annualized basis.
(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	For the period from July 31, 2000 (commencement of class) to October 31, 2000.
(c)	Tax-exempt for regular federal income tax purposes.
(d)	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	For the period from October 2, 2000 (commencement of class) to October 31, 2000.
(f)	Amount calculated is less than $0.005.
(g)	Amount is less than $500,000.

See Notes to Financial Statements.

33

NOTES TO FINANCIAL STATEMENTS

October 31, 2004

1.	Organization

The accompanying financial statements represent the following Strong Ultra Short-Term Funds (the “Funds”), each with its own investment objectives and policies:

•	Strong Ultra Short-Term Income Fund (a series fund of Strong Advantage Fund, Inc.)

•	Strong Ultra Short-Term Municipal Income Fund (a series fund of Strong Municipal Funds, Inc.)

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”).

The Funds offer Investor Class, Institutional Class, and Advisor Class shares. All classes of shares differ principally in their respective administration, transfer agent, and distribution expenses and sales charges, if any. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

Investor Class shares are available to the general public, Institutional Class shares are generally available to investors that meet certain higher initial investment minimums, and Advisor Class shares are available only through financial professionals.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

(A)	Security Valuation — Debt securities of the Funds are generally valued each business day at the official closing price (if published) and, if no official closing price is published, at its last sales price, or the mean of the bid and asked prices when no last sales price is available, or are valued through an independent commercial pricing service that utilizes matrix pricing and/or pricing models to derive a price for normal, institutional-sized trading units of debt securities and non-rated or thinly traded securities when their pricing models are believed to more accurately reflect the fair market value for such securities. Different pricing services may use differing pricing methodologies. In addition, the price evaluation made by a pricing service is not a guaranty that an individual security held by the Fund can be sold for that particular price at any particular time. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds’ net asset values on that day. If events that materially affect the value of the Funds’ foreign investments or the foreign currency exchange rates occur during such period, the investments will be fair valued as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Funds may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Funds’ Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The aggregate cost and fair value of restricted securities held at October 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Ultra Short-Term Income Fund	$26,314,500	$18,524,316	1.3%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

Undistributed income or net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Each Fund generally pays dividends from net investment income monthly and distributes net realized capital gains, if any, at least annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

34

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Funds may utilize derivative instruments including options, futures, swaps, and other instruments with similar characteristics to the extent that they are consistent with the Funds’ investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

(E)	Futures — Upon entering into a futures contract, the Funds segregate cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. Each Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Funds also receive credit from, or pay to, the futures commission merchant or broker an amount of cash or liquid securities equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Funds. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Funds. When a written option is closed, expired, or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Funds. Each Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Strong Ultra Short-Term Income Fund may invest in securities and other assets and liabilities initially expressed in foreign currencies which are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Strong Ultra Short-Term Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statements of Operations. If the Funds sell securities short while also holding the long position in the security, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position in the security, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Funds may enter into repurchase agreements with institutions that the Funds’ investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is

35

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

recorded at cost, which approximates fair value. The Funds require that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Funds’ custodial bank in a manner sufficient to enable the Funds to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Funds’ custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

(K)	Swap Agreements — The Funds may enter into interest rate, credit default, securities index, commodity, currency exchange rate, and other types of swap agreements. The swap agreements are subject to daily pricing procedures. The Funds’ obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. Generally the Funds’ obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements and may be required to post collateral to the counterparty.

(L)	Bank Loan Commitments — The Funds may acquire bank term loans under which the Funds obtain rights directly from the borrower. Such loan interests are separately enforceable by the Funds against the borrower and all payments of interest and principal are typically made directly to the Funds from the borrower. In the event that the Funds and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a collateral bank for their mutual benefit.

(M)	Securities Lending — The Funds have entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank, which was subsequently assumed by State Street Bank and Trust Company. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At October 31, 2004, Strong Ultra Short-Term Income Fund had securities with a market value of $55,889,733 on loan and had received $57,030,195 in collateral (both are included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the year ended October 31, 2004, the securities lending income totaled $46,420.

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Funds for these types of losses.

(N)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by certain Funds and are included in Expense Offsets reported in the Funds’ Statements of Operations and in Note 4.

(O)	Expenses — The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(P)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(Q)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses and, for certain distressed securities held by the Fund, the Fund enters into indemnification agreements with the trustees of those securities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(R)	Other — Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

36

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Funds. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

	Advisory Fees(1)	Administration Fees
		Investor Class	Institutional Class	Advisor Class
Strong Ultra Short-Term Income Fund	0.30%	0.33%	0.02%	0.33%
Strong Ultra Short-Term Municipal Income Fund	0.30%	0.33%	0.02%	0.33%

(1)	The investment advisory fees are 0.30% for assets under $4 billion, 0.275% for the next $2 billion assets, and 0.25% for assets $6 billion and above.

The Funds’ Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and certain regulatory settlements, the Advisor has contractually agreed to waive fees and/or absorb expenses in the amount of 0.033% for Strong Ultra Short-Term Income Fund and 0.010% for Strong Ultra Short-Term Municipal Income Fund from May 21, 2004 until May 21, 2005. Transfer agent and related service fees for the Investor Class are paid at an annual rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net assets of each respective class. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Funds’ Statements of Operations and in Note 4. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class’ level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds’ Statements of Operations and in Note 4. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds’ Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Funds have adopted a Rule 12b-1 distribution and service plan under the 1940 Act on behalf of each of the Fund’s Advisor Class shares. Under the plan, Strong Investments, Inc. (the “Distributor,” and an affiliate of the Advisor), is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund’s Advisor Class shares. See Note 4.

The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2004, is as follows:

	Payable to/ (Receivable from) Advisor or Administrator at Oct. 31, 2004	Shareholder Servicing and Other Related Expenses Paid to Administrator	Transfer Agency Banking Charges/(Credits)	Unaffiliated Directors’ and Independent Officers’ Fees
Strong Ultra Short-Term Income Fund	$262,667	$2,898,060	$59,832	$79,874
Strong Ultra Short-Term Municipal Income Fund	54,872	614,922	17,704	65,006

37

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

4.	Expenses and Expense Offsets

For the year ended October 31, 2004, the class specific expenses are as follows:

	Administrative Fees	Shareholder Servicing Costs	Reports to Shareholders	12b-1 Fees	Other
Strong Ultra Short-Term Income Fund
Investor Class	$5,047,001	$2,663,230	$476,975	$—	$63,631
Institutional Class	21,216	16,365	22,109	—	4,004
Advisor Class	343,963	210,093	35,362	260,577	569
Strong Ultra Short-Term Municipal Income Fund
Investor Class	3,454,439	455,831	73,431	—	20,376
Institutional Class	74,069	55,814	5,106	—	51
Advisor Class	165,641	100,542	7,543	125,486	148

For the year ended October 31, 2004, the expense offsets are as follows:

	Expense Waivers and Absorptions	Transfer Agency Banking Credits	Earnings Credits
Strong Ultra Short-Term Income Fund
Investor Class	$(32,605)	$—	$—
Institutional Class	(703)	—	—
Advisor Class	(21,694)	—	—
Fund Level	(498,153)	—	(5,298)
Strong Ultra Short-Term Municipal Income Fund
Investor Class	(5,470)	—	—
Institutional Class	(484)	(136)	—
Advisor Class	(10,056)	—	—
Fund Level	(322,711)	—	(8,643)

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. The Funds had no borrowings under the LOC during the year.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended October 31, 2004, are as follows:

	Purchases		Sales
	U.S. Government and Agency	Other	U.S. Government and Agency	Other
Strong Ultra Short-Term Income Fund	$109,160,247	$330,020,031	$359,302,973	$1,059,496,007
Strong Ultra Short-Term Municipal Income Fund	—	726,245,269	—	1,165,455,820

38

7.	Income Tax Information

The following information for the Funds is presented on an income tax basis as of October 31, 2004:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) on Investments	Distributable Ordinary Income	Distributable Long-Term Capital Gains
Strong Ultra Short-Term Income Fund	$1,496,431,505	$22,440,651	$(42,643,384)	$(20,202,733)	$5,447	$—
Strong Ultra Short-Term Municipal Income Fund	1,223,090,792	2,809,679	(18,322,603)	(15,512,924)	4,515	—

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

The tax components of dividends paid during the years ended October 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2012) as of October 31, 2004, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Ordinary Income Distributions	Exempt- Interest Distributions	Long-Term Capital Gains Distributions
Strong Ultra Short-Term Income Fund	$52,439,679	$—	$—	$(252,504,338)	$87,987,151	$—	$—
Strong Ultra Short-Term Municipal Income Fund	—	31,963,532	—	(50,105,980)	—	48,572,103	—

For corporate shareholders in the Funds, no dividend income distributed for the year ended October 31, 2004, qualified for the dividends-received deduction (unaudited).

For shareholders in the Funds, no dividend income distributed for the year ended October 31, 2004, is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund utilized $0 and $1,258,657, respectively, of their capital loss carryovers during the year ended October 31, 2004.

Net capital loss carryovers of $7,281,928 and $304,436, for Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund, respectively, are scheduled to expire in 2005.

39

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

8.	Capital Share Transactions

	Strong Ultra Short-Term Income Fund		Strong Ultra Short-Term Municipal Income Fund
	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003	Year Ended Oct. 31, 2004	Year Ended Oct. 31, 2003
Capital Share Transactions of Each Class of Shares of the Funds Were as Follows:

INVESTOR CLASS
Proceeds from Shares Sold	$503,267,324	$1,145,270,735	$566,058,985	$1,063,561,313
Proceeds from Reinvestment of Distributions	43,196,049	69,379,729	20,055,808	31,141,360
Payment for Shares Redeemed	(1,243,216,338)	(1,295,411,274)	(1,097,334,259)	(947,976,668)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(696,752,965)	(80,760,810)	(511,219,466)	146,726,005

INSTITUTIONAL CLASS
Proceeds from Shares Sold	47,397,968	373,825,855	207,187,383	529,446,878
Proceeds from Reinvestment of Distributions	2,875,589	7,874,914	8,894,453	11,708,629
Payment for Shares Redeemed	(202,979,335)	(468,158,186)	(500,840,530)	(322,982,097)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(152,705,778)	(86,457,417)	(284,758,694)	218,173,410

ADVISOR CLASS
Proceeds from Shares Sold	48,681,081	142,879,305	30,807,808	76,455,788
Proceeds from Reinvestment of Distributions	2,919,288	3,983,333	876,357	925,559
Payment for Shares Redeemed	(108,288,542)	(97,898,073)	(61,187,608)	(35,726,802)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,688,173)	48,964,565	(29,503,443)	41,654,545

Net Increase (Decrease) in Net Assets from Capital Share Transactions	$(906,146,916)	$(118,253,662)	$(825,481,603)	$406,553,960

Transactions in Shares of Each Class of the Funds Were as Follows:

INVESTOR CLASS
Sold	54,187,259	121,906,304	116,681,323	217,899,445
Issued in Reinvestment of Distributions	4,650,565	7,383,139	4,134,818	6,379,197
Redeemed	(133,789,575)	(137,950,481)	(226,110,703)	(194,259,708)

Net Increase (Decrease) in Shares	(74,951,751)	(8,661,038)	(105,294,562)	30,018,934

INSTITUTIONAL CLASS
Sold	5,103,244	39,798,329	42,671,557	108,478,241
Issued in Reinvestment of Distributions	309,449	838,663	1,833,356	2,399,742
Redeemed	(21,836,888)	(49,877,844)	(103,146,865)	(66,199,913)

Net Increase (Decrease) in Shares	(16,424,195)	(9,240,852)	(58,641,952)	44,678,070

ADVISOR CLASS
Sold	5,251,935	15,216,830	6,340,604	15,665,360
Issued in Reinvestment of Distributions	314,398	424,240	180,648	189,665
Redeemed	(11,660,062)	(10,435,045)	(12,599,184)	(7,322,326)

Net Increase (Decrease) in Shares	(6,093,729)	5,206,025	(6,077,932)	8,532,699

40

9.	Investments in Affiliates

Affiliated issuers, as defined under the 1940 Act, include any Fund of the Strong Funds and any issuer in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the year ended October 31, 2004, is as follows:

	Balance of Shares Held Nov. 1, 2003	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held Oct. 31, 2004	Value Oct. 31, 2004	Investment Income Nov. 1, 2003- Oct. 31, 2004
Strong Ultra Short-Term Municipal Income Fund
Strong Municipal Money Market Fund	9,150,000	—	9,150,000	—	$—	$608
Strong Tax-Free Money Fund	49,540,000	627,015,000	669,005,000	7,550,000	7,550,000	101,801

10.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

41

NOTES TO FINANCIAL STATEMENTS (continued)

October 31, 2004

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

11.	Pending Acquisition

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the proposed transaction, SFC will be seeking approval from Fund shareholders on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds and a merger of those funds into the Wells Fargo Funds family of mutual funds.

12.	Special Meeting of Shareholders of Strong Ultra Short-Term Income Fund

In August 2004, the Strong Ultra Short-Term Income Fund’s Board of Directors approved the reorganization of the Strong Ultra Short-Term Income Fund into the Wells Fargo (“WF”) Ultra Short-Term Income Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

13.	Special Meeting of Shareholders of Strong Ultra Short-Term Municipal Income Fund

In August 2004, the Strong Ultra Short-Term Municipal Income Fund’s Board of Directors approved the reorganization of the Strong Ultra Short-Term Municipal Income Fund into the WF Ultra Short-Term Municipal Income Fund, subject to shareholder approval at a meeting scheduled for December 10, 2004.

42

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

of Strong Ultra Short-Term Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund (both collectively constituting Strong Ultra Short-Term Income Funds, hereafter referred to as the “Funds”) at October 31, 2004, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

December 6, 2004

43

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

44

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

Gilbert L. Southwell III (DOB 4-13-54), Secretary of the Strong Funds since September 2004; Assistant Secretary of the Strong Funds from July 2001 to September 2004.

Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Secretary of the Advisor since September 2004; Assistant Secretary of the Advisor from December 2002 to September 2004; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; and Senior Vice President of the Advisor from February 1998 to April 2001.

Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik’s address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

45

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

Gilbert L. Southwell III, Secretary

John W. Widmer, Treasurer

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

46

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT47251 12-04

AUS/WH2973 10-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Municipal Funds, Inc.	$90,821	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Municipal Funds, Inc.	$198,618	$0	$11,632	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $411,775 for 2004 and $520,843 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Municipal Funds, Inc., on behalf of the Strong Intermediate Municipal Bond Fund, Strong Minnesota Tax-Free Fund, Strong Municipal Money Market Fund, Strong Short-Term High Yield Municipal Fund, Strong Tax-Free Money Fund, Strong Ultra Short-Term Municipal Income Fund, and Strong Wisconsin Tax-Free Fund

By:	/s/ Thomas M. Zoeller
Thomas M. Zoeller, Principal Executive Officer

Date: December 29, 2004

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: December 29, 2004